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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number		811-6352

ING Series Fund, Inc.
(Exact name of registrant as specified in charter)

7337 E. Doubletree Ranch Rd., Scottsdale, AZ			85258
(Address of principal executive offices)			(Zip code)

The Corporation Trust Incorporated, 300 E. Lombard Street, Baltimore, MD 21202
(Name and address of agent for service)

Registrant’s telephone number, including area code:		1-800-992-0180

Date of fiscal year end:	May 31

Date of reporting period:	June 1, 2008 to November 30, 2008

ITEM 1. REPORTS TO STOCKHOLDERS.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1):

Semi-Annual Report

November 30, 2008

Classes A, B, C, I, O and W

Domestic Equity and Income Funds

■ ING Balanced Fund

■ ING Growth and Income Fund

Domestic Equity Growth Funds

■ ING 130/30 Fundamental Research Fund

■ ING Corporate Leaders 100 Fund

■ ING Small Company Fund

■ ING Tactical Asset Allocation Fund

E-Delivery Sign-up – details inside

This report is submitted for general information to shareholders of the ING Funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds' investment objectives, risks, charges, expenses and other information. This information should be read carefully.

MUTUAL FUNDS

President's Letter	1

Market Perspective	2

Portfolio Managers' Reports	4

Shareholder Expense Examples	10

Statements of Assets and Liabilities	13

Statements of Operations	17

Statements of Changes in Net Assets	19

Statement of Cash Flows	22

Financial Highlights	23

Notes to Financial Statements	35

Portfolios of Investments	52

Advisory Contract Approval Discussion	94

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You will be notified by e-mail when these communications become available on the internet. Documents that are not available on the internet will continue to be sent by mail.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Funds use to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Funds' website at www.ingfunds.com; and (3) on the U.S. Securities and Exchange Commission's ("SEC") website at www.sec.gov. Information regarding how the Funds voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Funds' website at www.ingfunds.com and on the SEC's website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds' Forms N-Q are available on the SEC's website at www.sec.gov. The Funds' Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330; and is available upon request from the Funds by calling Shareholder Services toll-free at (800) 992-0180.

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PRESIDENT'S LETTER

Dear Shareholders,

We are in the midst of one of the most challenging periods ever faced by investors, and we at ING Funds are aware of the anxiety that you may be feeling at this time.

I want to assure you that we are actively engaged in monitoring the situation and are committed to keeping you fully informed of how the rapidly unfolding events around us may impact your investments with our company.

We recognize that the confidence of many investors is being tested, perhaps as never before. It is understandable that some of you may be second guessing your investment strategy due to these recent events. We encourage you to work with your investment professional and seek out their advice about your portfolio in light of the current conditions. But we also urge investors not to make rash decisions. ING Funds still believes that a well-diversified, globally allocated portfolio remains the most effective investment strategy of all. We ask that investors not lose sight of their commitment to the long-term.

We thank you for your support and confidence and we look forward to continuing to do business with you in the future.

Sincerely,

Shaun Mathews,
CEO
ING Funds
December 19, 2008

The views expressed in the President's Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and ING Funds disclaims any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for an ING Fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any ING Fund. Reference to specific company securities should not be construed as recommendations or investment advice.

For more complete information, or to obtain a prospectus for any ING Fund, please call your investment professional or ING Funds Distributor, LLC at (800) 992-0180 or log on to www.ingfunds.com. The prospectus should be read carefully before investing. Consider the fund's investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund. Check with your investment professional to determine which funds are available for sale within their firm. Not all funds are available for sale at all firms.

MARKET PERSPECTIVE: SIX MONTHS ENDED NOVEMBER 30, 2008

As our new fiscal year started, hopes that the worst of the 10-month long global credit crisis had passed were fading. By November 30, 2008, central banks, according to their critics, were "printing money" to stop credit markets from falling into the abyss of systemic failure. Global equities in the form of the Morgan Stanley Capital International ("MSCI") World® Index(1) measured in local currencies, including net reinvested dividends ("MSCI" for regions discussed below) plunged 36.10% in the six months ended November 30, 2008. In currencies, the dollar surged by 22.30% against the euro and 28.50% against the pound during the period, as the outlook for the eurozone and UK economies darkened. However, the dollar fell 9.40% to the Japanese yen as carry-trades (essentially short yen positions) were unwound amid intensifying risk aversion. The price of oil peaked at about $147 in mid July 2008, but a strengthening dollar and slackening demand squeezed it to barely one third of that price on November 30, 2008.

As described in our last annual report, the Federal Reserve Board's 325 basis points (or 3.25%) in federal funds rate reductions through April 2008, Bear Stearns' forced sale to JP Morgan in March and the opening of the discount window to other primary dealers prompted an 8% relief-rally, which was foundering by mid-May 2008.

Fundamentally, little had changed. The housing market continued to deteriorate, with urban house prices down a record 17.4% year-over-year by November 2008, by one measure. In September one in every 452 housing units in the country received a foreclosure notice. Credit remained tight: despite another 100 basis points (or 1.00%) of federal funds rate easing, 30-year fixed mortgage rates lingered near their 2007 average until late November. Payrolls recorded their tenth straight fall, pushing the unemployment rate up to 6.50%. Third quarter gross domestic product registered its first decline since 2001.

Yet it was more crises in the financial sector that brought matters to a head.

In September 2008, the U.S. Department of the Treasury ("Treasury") put the Federal National Mortgage Association ("Fannie Mae") and the Federal Home Loan Mortgage Corporation ("Freddie Mac") into "conservatorship". Merrill Lynch and Wachovia were forced into the arms of stronger institutions, with official encouragement. Global insurer AIG received a massive government loan. But Lehman Brothers was left to file for Chapter 11 bankruptcy protection.

It was soon realized that allowing Lehman Brothers to fall threatened to turn a credit crisis into a credit market collapse. Short term Lehman Brothers paper was widely held in money market funds, which now showed signs of turning their backs on commercial credit.

So, after more than one year of crisis, nothing that had been tried had worked. The U.S. Government was now in the position of choosing winners and losers among financial institutions. Systemic policy was called for to address impending systemic failure, and by the end of November 2008 the "policy" that the U.S. Government had stumbled into, most commentators seemed to agree, was to let the spending spigot gush, buy some kinds of financial assets and guarantee others. The scale would be mammoth; the budgetary and inflationary consequences could be worried about later.

On September 19, Treasury Secretary Paulson proposed a Troubled Asset Relief Plan ("TARP") under which a $700 billion fund would be set up to buy illiquid mortgage securities from financial institutions.

However, the following month he announced that $250 billion of the TARP fund would be used to recapitalize nine banks and that the Federal Deposit Insurance Corporation ("FDIC") would guarantee inter-bank debt. And on November 12, 2008, Treasury Secretary Paulson walked away from the plan to buy illiquid mortgage securities altogether. Instead, having now spent half of the $700 billion taking equity stakes in financial institutions, the rest would be used to ease pressures on consumer credit.

But this caused attention to be refocused on the holders of these illiquid mortgage securities. In particular, Citigroup lost two thirds of its already shrunken value in the next nine days. That weekend the government agreed to a $20 billion capital injection and to guarantee a large proportion of Citigroup's vast portfolio of troubled assets.

Finally on November 25, 2008, the Federal Reserve Board (the "Fed") announced two new steps to thaw credit for homebuyers and other consumers. It would buy $500 billion of agency mortgage-backed securities and $100 billion in agency debentures. In addition, a $200 billion program would support the prices of securities backed by consumer and small-business loans.

MARKET PERSPECTIVE: SIX MONTHS ENDED NOVEMBER 30, 2008

Only then did mortgage rates start to fall quickly.

In US fixed income markets, the Barclays Capital Aggregate Bond Index(2) of investment grade bonds returned just 24 basis points (or 0.24%) for the six months ended November 30, 2008. But high yield bonds, represented by the Barclays Capital High Yield Bond — 2% Issuer Constrained Composite Index(3), acted more like equities, losing 31.70% for the six months ended November 30, 2008, while the Barclays Capital US Government Bond Index(4) returned 7.08% for the same period.

U.S. equities, represented by the Standard & Poor's 500® Composite Stock Price ("S&P 500®") Index(5) including dividends, returned (35.20)% for the six months ended November 30, 2008, closing on November 20, 2008 at the lowest level since April 1997. Profits for S&P 500 companies suffered their fifth straight quarter of decline, led down by the financials sector.

Internationally, the MSCI Japan® Index(6) dropped 41.70% in the six months ended November 30, 2008 and the MSCI Europe ex UK® Index(7) dropped 36.90% for the same period, as both regions officially entered recession. Japan's export dependent economy suffered from slowing global demand and a rising yen. The European Central Bank (the "Bank") actually raised interest rates by 25 basis points (or 0.25%) as late as July. But by November, with inflation plunging, the Bank had reduced them again by four times as much. In the UK, the MSCI UK® Index(8) fell 27.70% as a deepening housing slump and credit crisis seemed to presage the worst contraction in decades, prompting the Bank of England to slash interest rates by 150 basis points (or 1.50%) on November 6, 2008.

(1)  The MSCI World® Index is an unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.

(2)  The Barclays Capital Aggregate Bond Index is an unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.

(3)  The Barclays Capital High Yield Bond — 2% Issuer Constrained Composite Index is an unmanaged index that measures the performance of non-investment grade fixed-income securities.

(4)  The Barclays Capital US Government Bond Index is composed of all publicly issued, nonconvertible, domestic debt of the US government or any agency thereof, quasi-federal corporations, or corporate debt guaranteed by the US government.

(5)  The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 of the largest companies in the United States.

(6)  The MSCI Japan® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.

(7)  The MSCI Europe ex UK® Index is a free float adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.

(8)  The MSCI UK® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.

All indices are unmanaged and investors cannot invest directly in an index.

Past performance does not guarantee future results. The performance quoted represents past performance. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Funds' performance is subject to change since the period's end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.ingfunds.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of ING's Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

ING BALANCED FUND

PORTFOLIO MANAGERS' REPORT

ING Balanced Fund (the "Fund") seeks to maximize total return consistent with reasonable safety of principal by investing in a diversified portfolio of stocks, bonds and money market instruments. The Fund is managed by Paul Zemsky, Omar Aguilar, Ph.D., and James B. Kauffmann, Portfolio Managers*, of ING Investment Management Co. — the Sub-Adviser.

Performance: For the six-month period ended November 30, 2008, the Fund's Class A shares, excluding sales charges, provided a total return of (28.53)% compared to Standard & Poor's 500® Composite Stock Price Index(1) ("S&P 500® Index"), the Barclays Capital U.S. Aggregate Bond Index(2) and the Composite Index (consisting of 60% of the return of the S&P 500® Index and 40% of the return of the Barclays Capital U.S. Aggregate Bond Index), which returned (35.20)%, 0.24% and (22.36)%, respectively, for the same period.

Portfolio Specifics: Over the period, equity markets lost value while fixed-income eked out a small gain. While the Fund's non-benchmark cash holdings added value, it wasn't enough to offset the negative effects of the Fund's average overweight in equities. The average underweight in fixed-income securities detracted from performance as well.

It is fair to say that the period could be considered one of the worst in terms of negative returns and extreme volatility. The VIX Index, a measure of investor fear which uses S&P 500® Index implied option volatility measures, peaked at 89 during October 2008. To put that figure into perspective, the intra-month high during September 2001 was 43 and the long term average since 1990 is close to 20. The Sub-Adviser adjusted the asset allocation during the period, closing down the Fund's risk exposures to avoid any aftershocks from the credit crisis, and moving to overweight equities during the latter half of the reporting period. Our view was that equity markets were considerably oversold, and our aim was to capitalize on market upswings.

The equity portion of the Fund underperformed its sub-benchmark, the S&P 500® Index, mainly due to adverse allocation. With all sectors experiencing negative returns, value was lost due to underweight positions in sectors that lost the least value, such as consumer staples and healthcare. In contrast, a modest cash position was beneficial to performance. Security selection proved successful as a whole, especially in energy and financials. Security selection was weakest in mid-cap stocks, with small-caps also acting as a drag. This is in contrast to the large-cap stocks, which slightly outperformed the S&P 500® Index.

Stocks that added to performance included holdings in Apollo Group, Inc. and Amgen, Inc. In contrast, positions in Textron, Inc., Texas Instruments, Inc. and ConocoPhillips negatively impacted performance.

The fixed income portion of the Fund experienced a very tough period and underperformed the Barclays Capital U.S. Aggregate Bond Index. Security selection in mortgage-backed securities acted as the largest drag on performance during the period. For most of the latter half of the period, our exposures to non-agency mortgage-backed securities continued to negatively impact returns. Securitized assets reacted negatively to the relentless wave of bad news about consumer debt and mortgage troubles. Duration exposures were beneficial to the Fund's performance. However, the Fund's exposures to a variety of financial names, including banks, brokers and insurance companies, hurt performance relative to the benchmark. While credit exposure, whether it was from an overweight to the sector, or individual security selection, had little impact in the early part of the period, it contributed significantly to underperformance during the global "run on the bank" in the last couple of months.

Current Strategy and Outlook: The global economic forecast has become decidedly more negative following the last several months. The National Bureau of Economic Research has determined that the United States entered a recession during December 2007, and it appears that this recession may be the most severe since that of 1981-82. It is our view, however, that the extreme market movements of recent months is due to deleveraging by hedge funds and other investors, rather than an exceptionally pessimistic outlook for the economy. In our opinion, the market has reached a bottom, although we expect the coming months to continue to be volatile.

Investment Type Allocation
as of November 30, 2008
(as a percent of net assets)

Common Stock	61.9%
Collateralized Mortgage Obligations	11.9%
U.S. Government Agency Obligations	11.6%
Corporate Bonds/Notes	10.5%
Asset-Backed Securities	2.5%
Real Estate Investment Trusts	1.1%
Preferred Stock	0.7%
U.S. Treasury Obligations	0.7%
Municipal Bonds	0.6%
Exchange-Traded Funds	0.2%
Other Assets and Liabilities - Net*	(1.7)%
Net Assets	100.0%

*  Includes short-term investments related to ING Institutional Prime Money Market Fund - Class I and securities lending collateral.

Portfolio holdings are subject to change daily.

Top Ten Holdings*
as of November 30, 2008
(as a percent of net assets)

Federal National Mortgage Association, 5.000%, due 12/12/37	3.2%
ExxonMobil Corp.	3.2%
Federal Home Loan Mortgage Corporation, 5.500%, due 12/01/37	3.0%
Procter & Gamble Co.	1.3%
Wal-Mart Stores, Inc.	1.2%
Hewlett-Packard Co.	1.1%
General Electric Co.	1.0%
International Business Machines Corp.	1.0%
AT&T, Inc.	0.9%
ConocoPhillips	0.9%

*  Excludes short-term investments related to ING Institutional Prime Money Market Fund - Class I and securities lending collateral.

Portfolio holdings are subject to change daily.

*  Effective January 13, 2009, James B. Kauffman and Omar Aguilar are no longer portfolio managers of the Fund. Vincent J. Costa, Michael Hyman and Christine Hurtsellers have been added as portfolio managers of the Fund

(1)  The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

(2)  Formerly known as the Lehman Brothers U.S. Aggregate Bond Index. As of October 31, 2008, all Lehman Brothers indices were renamed: the words "Lehman Brothers" changed to "Barclay's Capital." The Barclays Capital U.S. Aggregate Bond Index is an unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

ING GROWTH AND INCOME FUND

PORTFOLIO MANAGERS' REPORT

ING Growth and Income Fund (the "Fund") seeks long-term growth of capital and income. The Fund is managed by Christopher F. Corapi, Portfolio Manager of ING Investment Management Co. ("ING IM") — the Sub-Adviser.

Performance: For the six-month period ended November 30, 2008, the Fund's Class A shares, excluding sales charges, provided a total return of (36.07)% compared to the Standard and Poor's 500® Composite Stock Price Index(1) ("S&P 500® Index") which returned (35.20)% for the same period.

Portfolio Specifics: During this period, the Fund was hurt by weak stock selection within the industrials, materials and consumer discretionary sectors. Concerns over a global slowdown and its impact on infrastructure spending weighed heavily on industrials and materials holdings. In particular, Quanta Services and Foster Wheeler were two industrial names that detracted value. Quanta Services (PWR) declined significantly after fourth-quarter guidance was disappointing due to delays in telecom spending. Although some of the projects were pushed out due to typical permitting and bureaucratic delays rather than credit-related issues, Wall Street took this as a sign of weakness in the transmission cycle.

Within materials, the Fund's positions in Cleveland-Cliffs, Inc. and Freeport-McMoRan Copper & Gold, Inc. were under pressure due to concerns about declining demand and lower commodity prices. In the consumer discretionary sector, we established a position in Liberty Media, LLC ("LMDIA") in August as a way to play strong earnings upside potential of DirecTV Holdings, LLC ("DirecTV"), which we believe will be driven by accelerating margin expansion, Latin America growth and accretion from share repurchase. However, the recent linkage between LMDIA and DirecTV has become muddled in light of the freezing of the credit markets.

Stock selection within the financials and utilities sectors had a favorable impact on performance. Avoiding or underweighting some of the worst performing financial names such as AIG, the Government-Sponsored Enterprises ("GSEs"), Merrill Lynch and Lehman Brothers helped relative performance. Our emphasis on companies with lower credit and capital markets exposures, such as life and property/casualty insurers, also contributed to relative returns. The Fund benefited from the decision to avoid independent power producers and gas utilities in favor of electric and multi-utilities. Investors preferred these names for their defensive characteristics, such as attractive dividend yields, lower liquidity concerns and a highly regulated market. In particular, the Fund's position in NSTAR held up better than its peers due to its stable customer base, strong local market and lower exposure to fluctuations in commodity prices.

Current Strategy Outlook: Currently, the Fund is positioned in companies that we believe have strong or improving competitive positions, robust end markets or superior capital allocation opportunities. We believe each stock possesses an attractive valuation and a clear catalyst to improve it. Top holdings include Royal Dutch Shell PLC ADR ("Royal Dutch Shell"), Pacific Gas & Electric Co. ("PG&E") and Wells Fargo & Co. ("Wells Fargo"). Within energy, we continue to favor integrated oil companies with strong balance sheets, high dividend yields and good management teams, such as Royal Dutch Shell.

PG&E is a defensive play within the utility sector that we believe could hold up well in the current environment. The company is currently trading at an attractive valuation versus its peers and, in our opinion has a good balance sheet, a high dividend yield and no exposure to commodity or customer usage risk. Finally, we believe Wells Fargo's recent acquisition of Wachovia was an extremely favorable deal which could lead to synergies and allow its premier banking franchise to achieve national scale.

Top Ten Holdings
as of November 30, 2008
(as a percent of net assets)

ExxonMobil Corp.	6.4%
Procter & Gamble Co.	3.6%
Wells Fargo & Co.	3.3%
JPMorgan Chase & Co.	2.9%
General Electric Co.	2.5%
Schlumberger Ltd.	2.3%
Philip Morris International, Inc.	2.2%
Wal-Mart Stores, Inc.	2.2%
AT&T, Inc.	2.0%
Qualcomm, Inc.	1.9%

Portfolio holdings are subject to change daily.

(1)  The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

ING 130/30 FUNDAMENTAL RESEARCH FUND

PORTFOLIO MANAGERS' REPORT

ING 130/30 Fundamental Research Fund (the "Fund") seeks long-term capital appreciation. The Fund is managed by Christopher Corapi and Michael Pytosh, Portfolio Managers, of ING Investment Management Co. — the Sub-Adviser.

Performance: For the six-month period ended November 30, 2008, the Fund's Class A shares, excluding sales charges, provided a total return of (36.51)% compared to Standard & Poor's 500® Composite Stock Price Index(1) ("S&P 500® Index"), which returned (35.20)%, for the same period.

Portfolio Specifics: The Fund underperformed its benchmark due largely to weak stock selection on the long side. In particular, our holdings within materials and industrials declined due to concerns over a global slowdown and its impact on infrastructure spending. In particular, Quanta Services, Inc. ("Quanta") and Foster Wheeler Ltd. were two industrial names that detracted value. Quanta declined significantly after fourth-quarter guidance was disappointing due to delays in telecom spending. Although some of the projects were pushed out due to typical permitting and bureaucratic delays rather than credit-related issues, Wall Street took this as a sign of weakness in the transmission cycle.

Within materials, Freeport-McMoRan Copper & Gold Inc. and Cliffs Natural Resources Inc. have been under pressure due to concerns over declining demand and lower commodity prices. We continue to like both names because of their strong fundamentals and attractive valuations. Finally, the Fund's position in Liberty Media, LLC ("LMDIA") had the largest negative impact during the period. We established a position in LMDIA in August 2008 as a way to play the strong earnings upside potential of DirecTV Holdings, LLC ("DirecTV"), which we believe will be driven by accelerating margin expansion, Latin America growth and accretion from share repurchase. However, the recent linkage between LMDIA and DirecTV has become muddled in light of the freezing of the credit markets.

The Fund benefited from its long positions within the financial and utility sectors. Avoiding or underweighting some of the worst performing financial names such as AIG, the Government-Sponsored Entities, Merrill Lynch and Lehman Brothers helped relative performance. Also, our emphasis on companies with lower credit and capital markets exposures, such as life and property/casualty insurers, contributed to results. The Fund benefited from the decision to avoid independent power producers and gas utilities in favor of electric and multi-utilities. Investors preferred these names for their defensive characteristics, including attractive dividend yields, lower liquidity concerns and a highly regulated market. In particular, the Fund's position in NSTAR held up better than its peers due to its stable customer base, strong local market and lower exposure to fluctuations in commodity prices.

Stock selection on the short side also had a favorable impact overall. In particular, our short position in Western Digital Corp. lost more than 60% during the period after the entire group sold off due to weak demand for PCs and falling prices for notebook computer drivers. This dramatic unit and pricing pressure on the company's largest end market caused the stock to lose its premium valuation versus the group.

Current Strategy and Outlook: On the long side, the Fund owns stocks of companies that we believe have strong competitive positions, robust end markets, effective capital allocation and clear catalysts that could return the company's valuation to a level consistent with its financial strength. On the short side, several of the Fund's positions are event-driven: some positions are based upon structurally deficient companies or industries, while most are paired investments where we are trying to isolate one or several poor characteristics without taking on an exposure to the industry or sector.

Pacific Gas & Electric Co. ("PG&E") is one of our top holdings in the Fund on the long side. We like this name given its defensive characteristics including a good balance sheet, high and stable dividend yield and zero exposure to commodity or customer usage risk. We paired this long holding with a short position in Wisconsin Energy Corp. Wisconsin Energy Corp. is currently trading at a premium valuation to the group, has a lower dividend yield than PG&E and may face capital risk going forward due to rising costs of a new building project.

Industry Allocation
as of November 30, 2008
(as a percent of net assets)

Oil & Gas	12.5%
Banks	9.1%
Electric	6.3%
Healthcare-Products	6.2%
Pharmaceuticals	6.0%
Retail	5.9%
Telecommunications	5.9%
Computers	5.4%
Cosmetics/Personal Care	4.0%
Insurance	4.0%
Agriculture	3.5%
Beverages	3.5%
Industries between 1.8%-3.3%(1)	16.7%
Industries less than 1.8%(2)	15.2%
Other assets and liabilities-Net*	(4.2)%
Net Assets	100.0%

*  Includes short-term investments related to ING Institutional Prime Money Market Fund-Class I.

(1)  Includes seven industries, which each represents 1.8%-3.3% of net assets.

(2)  Includes fifteen industries, which each represents less than 1.8% of net assets.

Portfolio holdings are subject to change daily.

Top Ten Holdings*
as of November 30, 2008
(as a percent of net assets)

ExxonMobil Corp.	6.8%
Procter & Gamble Co.	4.0%
PG&E Corp.	2.9%
Qualcomm, Inc.	2.4%
Wells Fargo & Co.	2.4%
PepsiCo, Inc.	2.4%
AT&T, Inc.	2.3%
JPMorgan Chase & Co.	2.2%
McDonald's Corp.	2.1%
Johnson & Johnson	2.1%

Portfolio holdings are subject to change daily.

(1)  The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

ING CORPORATE LEADERS 100 FUND

PORTFOLIO MANAGERS' REPORT

ING Corporate Leaders 100 Fund (the "Fund") seeks to outperform the Standard & Poor's Composite Stock Price 500® ("S&P 500®") Index(1). Under normal market conditions, the Fund invests primarily in equity securities of issuers listed on the Standard & Poor's 100 ("S&P 100") Index. The Fund is managed by Omar Aguilar and Vincent Costa, Portfolio Managers*, of ING Investment Management Co. — the Sub-Adviser.

Performance: For the period since inception on June 30, 2008 through November 30, 2008, the Fund's Class A shares, excluding sales charges, provided a total return of (28.30)% compared to the S&P 500® Index, which returned (29.23)% for the same period..

Portfolio Specifics: The Fund's investment strategy follows a strict quantitative approach. It starts by holding equal-weighted positions in the stocks of the S&P 100 Index at the beginning of each calendar quarter (implying that each holding represents approximately 1% of the portfolio). During the quarter, if the value of a security rises by more than 50%, the position size immediately gets reduced to 1%, and if the value of a security of a falls more than 30%, the position is eliminated. The portfolio is re-balanced quarterly in order to re-align the Fund's holdings to the initial 1% weightings. Because of severely declining markets during the period, there were times when fewer than 60 positions were held.

During the reporting period, this strategy worked in the Fund's favor relative to the S&P 500® Index, particularly within the financials, industrials, and materials sectors. Relative underperformance within the energy sector acted as a partial negative offset. In terms of individual holdings, top contributors on a relative basis included underweight positions in Bank of America Corp., ExxonMobil Corp., and General Electric Co.,, while top detractors included overweight positions in Morgan Stanley, El Paso Corp. and Mastercard, Inc.

Current Strategy and Outlook: As of the end of the reporting period, the Fund's largest sector overweightings were in consumer staples, healthcare, and utilities, while the biggest underweightings were in energy, technology, and financials. However, sector exposures are purely a function of the Fund's quantitative investment strategy and are not actively managed.

Top Ten Holdings
as of November 30, 2008
(as a percent of net assets)

SPDR Trust Series 1	4.5%
Regions Financial Corp.	2.9%
ExxonMobil Corp.	2.8%
Verizon Communications, Inc.	2.8%
Bristol-Myers Squibb Co.	2.8%
AT&T, Inc.	2.7%
3M Co.	2.7%
Chevron Corp.	2.6%
Entergy Corp.	2.6%
Amgen, Inc.	2.6%

Portfolio holdings are subject to change daily.

*  Effective January 13, 2009, Mr. Omar Aguilar is no longer a portfolio manager to the Fund.

(1)  The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

ING SMALL COMPANY FUND

PORTFOLIO MANAGERS' REPORT

ING Small Company Fund (the "Fund") seeks growth of capital primarily through investment in a diversified portfolio of common stocks of companies with smaller market capitalizations. The Fund is managed by Joseph Basset, CFA, and Steve Salopek Portfolio Managers, of ING Investment Management Co. — the Sub-Adviser.

Performance: For the six-month period ended November 30, 2008, the Fund's Class A shares, excluding sales charges, provided a total return of (34.31)% compared to the Russell 2000® Index(1), which returned (36.26)%, for the same period.

Portfolio Specifics: Despite the difficult economic backdrop and the higher market volatility, small cap stocks held up relatively well, underperforming large-cap growth stocks, as measured by the Russell 1000 Growth Index, by 0.32%. The reporting period was difficult for active managers: generally, low quality stocks rallied and the smaller small-caps outperformed the larger small-caps. This combination hurt relative performance, as we believe active managers tend to have a higher quality, higher market cap bias in their portfolios.

Stock selection within financials, industrials, materials and utilities benefited the Fund during the period. Notable outperformance within financials was due to strong stock selection within thrifts and mortgage finance, real estate investment trusts and insurance. Industrials benefited from stock selection within electrical equipment and machinery.

The greatest detractors from results were stock selection within the energy, technology and healthcare sectors. In energy, returns were held back by our slight underweight of the sector as well as by stock selection within energy equipment and services. Within technology, stock selection within communications equipment and semiconductors and electronic equipment detracted from performance.

Longs Drug Stores Corp. ("Longs Drug Stores") and Foundry Networks, Inc. ("Foundry Networks") contributed significantly to performance over the period. Longs Drug Stores operates retail drug stores and provides pharmacy services. The stock has benefited from the potential of an acquisition, as the company has received competing bids from both CVS Caremark Corp. and Walgreen Co. at significant premiums to where the stock was trading. Foundry Networks, which manufactures switching and routing solutions for various networks and infrastructure products, has agreed to be acquired by Brocade Communications Systems, Inc. for $3 billion, a 41% premium. It is believed the acquisition will enable the combined companies to better address the evolution toward converged storage and ethernet networks.

Arbitron, Inc. ("Arbitron") and CommScope, Inc. ("CommScope") were two of the largest detractors from performance over the period. Arbitron, which measures the listening audience for radio and provides this data to both radio stations and advertisers, recently lost market share to a competitor. We continue to hold this name, as the company continues to be the market leader in this business. Expectations have been reset and we believe the valuation is reasonable.

CommScope, which provides infrastructure solutions for communication networks worldwide, was weak due to concerns surrounding enterprise spending, carrier capital expenditure slowdowns and the company's high debt. The Fund remains invested in the company, as we believe in the management team's experience and track record of earnings growth and cash flow generation.

Current Outlook and Strategy: We continue to focus on companies that we believe have strong balance sheets and cash flow generation capabilities. We recognize the current difficulties, yet believe that the economy will begin to improve next year due to the massive amount of monetary stimulus being pumped into the global system. As a result, we have begun to increase our exposure to more early cyclical companies.

Within financials, we continue to mitigate risk through diversification: the Fund is invested in banks, diversified financials, insurance companies and real estate investment trusts ("REITS"). The banks that the Fund owns are typically over-capitalized, with reserves higher than industry averages. We continue to take advantage of the volatility in the market to acquire attractively valued companies whose share prices we believe are not trading on fundamentals.

Top Ten Holdings
as of November 30, 2008
(as a percent of net assets)

Silgan Holdings, Inc.	1.2%
Emulex Corp.	1.2%
Varian, Inc.	1.1%
Cleco Corp.	1.1%
CACI International, Inc.	1.1%
Watson Wyatt Worldwide, Inc.	1.1%
Portland General Electric Co.	1.1%
WGL Holdings, Inc.	1.1%
Micros Systems, Inc.	1.1%
Meridian Bioscience, Inc.	1.1%

Portfolio holdings are subject to change daily.

(1)  The Russell 2000® Index consists of the smallest 2,000 companies in the Russell 3000® Index. The Russell 3000® Index is an unmanaged index that measures the performance of 3,000 U.S. companies based on total market capitalization.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

ING TACTICAL ASSET ALLOCATION FUND

PORTFOLIO MANAGERS' REPORT

ING Tactical Asset Allocation Fund (the "Fund") seeks to outperform the Standard & Poor's 500® Composite Stock Price Index ("S&P 500® Index"). The Fund is managed by Paul Zemsky, Portfolio Manager of ING Investment Management Co. — the Sub-Adviser.

Performance: For the six-month period ended November 30, 2008, the Fund's Class I shares, provided a total return of (38.77)% compared to the S&P 500® Index(1), which returned (35.20)% for the same period.

Portfolio Specifics: For the reporting period, the Fund provided exposure to large-cap U.S. equities exclusively within ING funds-of-funds. The Fund seeks to outperform the S&P 500® Index by engaging in a global tactical asset allocation overlay strategy ("Overlay Strategy"). The Fund holds all the stocks of the S&P 500® Index at all times and utilizes the Overlay Strategy to provide long and short exposure to various regional stock and bond markets according to their perceived attractiveness. The Overlay Strategy is accomplished through the use of futures.

It is fair to say that the reporting period could be considered one of the worst in terms of negative returns and extreme volatility. The VIX Index, a measure of investor fear which uses S&P 500® Index implied option volatility measures, peaked at 89 during October 2008. To put that figure into perspective, the intra-month high during September 2001 was 43, and the long term average since 1990 is close to 20. Within the Overlay Strategy, the average exposure was long in equity, which detracted from performance. In particular, long exposure to equity in Australia, the Netherlands and Spain saw negative results. On the other hand, short exposure to Japanese and French equity added to value.

An average short exposure to bond markets also detracted from results. Specifically, short exposure to Australian, European and UK fixed income hurt performance, but a move to long exposure to the U.S. bond market during the domestic credit crisis proved beneficial.

Current Strategy and Outlook: The global economic forecast has become decidedly more negative following the last several months. The National Bureau of Economic Research has determined that the United States. entered a recession during December 2007, and it appears that this recession may be the most severe since that of 1981-82. It is our view, however, that the extreme market movements of recent months are due to deleveraging by hedge funds and other investors, rather than an exceptionally pessimistic outlook for the economy. In our opinion, the market has reached a bottom, although we expect the coming months to continue to be volatile.

Global tactical asset allocation is a quantitative, model-based technique for allocating assets among different asset classes, including stocks and bonds of various regions. The model, updated monthly, is based on three factors: macroeconomics, valuation and momentum. The model was slightly recalibrated commencing in December. Previously, valuation factors had been more heavily weighted than momentum and macroeconomic factors. The model has decreased the weight of valuation factors by 5%, and increased macroeconomic factors weight by the same. This results, we believe, in a more even risk distribution among the factors.

Top Ten Holdings*
as of November 30, 2008
(as a percent of net assets)

ExxonMobil Corp.	4.6%
Procter & Gamble Co.	2.1%
General Electric Co.	2.0%
AT&T, Inc.	1.9%
Johnson & Johnson	1.8%
Chevron Corp.	1.8%
Microsoft Corp.	1.8%
Wal-Mart Stores, Inc.	1.4%
JPMorgan Chase & Co.	1.3%
Pfizer, Inc.	1.2%

*  Excludes short-term investments related to ING Institutional Prime Money Market Fund - Class I.

Portfolio holdings are subject to change daily.

(1)  The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees; and (2) ongoing costs, including management fees, distribution and/or service (12b–1) fees, and other fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from June 1, 2008 to November 30, 2008. The Funds' expenses are shown without the imposition of any sales charges or fees. Expenses would have been higher if such charges were included.

Actual Expenses

The first section of the table shown, "Actual Fund Return," provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second section of the table shown, "Hypothetical (5% Return before expenses)," provides information about hypothetical account values and hypothetical expenses based on a Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the hypothetical lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

ING Balanced Fund	Beginning Account Value June 1, 2008	Ending Account Value November 30, 2008	Annualized Expense Ratio	Expenses Paid During the Period Ended November 30, 2008*
Actual Fund Return
Class A	$1,000.00	$714.70	1.23%	$5.29
Class B	1,000.00	712.70	1.98	8.50
Class C	1,000.00	712.70	1.98	8.50
Class I	1,000.00	716.10	0.98	4.22
Class O	1,000.00	714.80	1.23	5.29
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,018.90	1.23%	$6.23
Class B	1,000.00	1,015.14	1.98	10.00
Class C	1,000.00	1,015.14	1.98	10.00
Class I	1,000.00	1,020.16	0.98	4.96
Class O	1,000.00	1,018.90	1.23	6.23

*  Expenses are equal to each Fund's respective annualized expense ratios multiplied by the average account value over the period, multiplied by 183/365 to reflect the most recent fiscal half year.

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED) (CONTINUED)

ING Growth and Income Fund	Beginning Account Value June 1, 2008	Ending Account Value November 30, 2008	Annualized Expense Ratio	Expenses Paid During the Period Ended November 30, 2008*
Actual Fund Return
Class A	$1,000.00	$639.30	1.08%	$4.44
Class B	1,000.00	636.80	1.83	7.51
Class C	1,000.00	636.70	1.83	7.51
Class I	1,000.00	639.20	0.83	3.41
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,019.65	1.08%	$5.47
Class B	1,000.00	1,015.89	1.83	9.25
Class C	1,000.00	1,015.89	1.83	9.25
Class I	1,000.00	1,020.91	0.83	4.20
ING 130/30 Fundamental Research Fund(1)
Actual Fund Return
Class A	$1,000.00	$634.90	1.58%	$6.48
Class B	1,000.00	632.10	2.33	9.53
Class C	1,000.00	632.30	2.33	9.53
Class I	1,000.00	635.30	1.33	5.45
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,017.15	1.58%	$7.99
Class B	1,000.00	1,013.39	2.33	11.76
Class C	1,000.00	1,013.39	2.33	11.76
Class I	1,000.00	1,018.40	1.33	6.73
ING Corporate Leaders 100 Fund
Actual Fund Return
Class A(2)	$1,000.00	$717.00	0.90%	$3.26
Class B(2)	1,000.00	714.00	1.65	5.97
Class C(2)	1,000.00	714.00	1.65	5.97
Class I(2)	1,000.00	718.00	0.65	2.36
Class W(2)	1,000.00	718.00	0.65	2.36
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,020.56	0.90%	$4.56
Class B	1,000.00	1,016.80	1.65	8.34
Class C	1,000.00	1,016.80	1.65	8.34
Class I	1,000.00	1,021.81	0.65	3.29
Class W	1,000.00	1,021.81	0.65	3.29

*  Expenses are equal to each Fund's respective annualized expense ratios multilplied by the average account value over the period, multiplied by 183/365 to reflect the most recent fiscal half year.

(1)  Annualized expense ratios of the ING 130/30 Fundamental Research Fund represents net expenses including interest and dividend expense on short positions.

(2)  Commencement of operations was June 30, 2008. Expenses paid reflect the 154 day period ended November 30, 2008.

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED) (CONTINUED)

ING Small Company Fund	Beginning Account Value June 1, 2008	Ending Account Value November 30, 2008	Annualized Expense Ratio	Expenses Paid During the Period Ended November 30, 2008*
Actual Fund Return
Class A	$1,000.00	$656.90	1.41%	$5.86
Class B	1,000.00	654.40	2.16	8.96
Class C	1,000.00	654.60	2.16	8.96
Class I	1,000.00	658.00	1.16	4.82
Class O(1)	1,000.00	661.90	1.41	5.78
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,018.00	1.41%	$7.13
Class B	1,000.00	1,014.24	2.16	10.91
Class C	1,000.00	1,014.24	2.16	10.91
Class I	1,000.00	1,019.25	1.16	5.87
Class O	1,000.00	1,018.00	1.41	7.13
ING Tactical Asset Allocation Fund
Actual Fund Return
Class I	$1,000.00	$612.30	0.70%	$2.83
Hypothetical (5% return before expenses)
Class I	$1,000.00	$1,021.56	0.70%	$3.55

*  Expenses are equal to each Fund's respective annualized expense ratios multilplied by the average account value over the period, multiplied by 183/365 to reflect the most recent fiscal half year.

(1)  Commencement of operations was June 4, 2008. Expenses paid reflect the 180 day period ended November 30, 2008.

STATEMENTS OF ASSETS AND LIABILITIES AS OF NOVEMBER 30, 2008 (UNAUDITED)

ING Balanced	ING Growth and Income Fund	ING 130/30 Fundamental Research Fund	Fund
ASSETS:
Investments in securities at value+*	$138,422,045	$221,442,136	$6,899,563
Short-term investments**	2,297,734	2,448,899	—
Short-term investments in affiliates at amortized cost	3,479,000	2,819,000	358,000
Short-term investments at amortized cost	—	3,373,000	—
Cash	130,561	215,530	606,438
Cash collateral for futures	898,276	—	29,700
Foreign currencies at value***	45,402	19,764	1,555
Receivables:
Investment securities sold	1,473,277	12,542,755	280,255
Fund shares sold	25,613	200,661	131
Dividends and interest	761,762	631,192	20,096
Variation margin	48,346	—	2,551
Unrealized appreciation on forward foreign currency contracts	295,916	—	—
Upfront payments made on swap agreements	340,401	—	—
Unrealized appreciation on swap agreements	1,648,038	—	—
Prepaid expenses	27,263	27,081	16,094
Reimbursement due from manager	24,240	33,456	5,726
Total assets	149,917,874	243,753,474	8,220,109
LIABILITIES:
Payable for investment securities purchased	5,631,091	16,768,583	324,452
Payable for fund shares redeemed	149,750	156,230	111
Payable for terminated investment contracts	258,436	—	—
Payable for futures variation margin	82,478	—	—
Payable upon receipt of securities loaned	2,361,269	2,495,362	—
Securities sold short^	—	—	644,045
Accrued income on short positions	—	—	2,332
Unrealized depreciation on forward foreign currency contracts	24,751	—	—
Upfront payments received on swap agreements	191,944	—	—
Unrealized depreciation on swap agreements	466,446	—	—
Payable to affiliates	146,625	196,554	6,191
Payable for directors fees	3,998	18,424	498
Other accrued expenses and liabilities	212,737	276,777	22,192
Payable for borrowings	4,232,721	—	596,335
Total liabilities	13,762,246	19,911,930	1,596,156
NET ASSETS	$136,155,628	$223,841,544	$6,623,953
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$211,762,162	$358,831,944	$10,411,951
Undistributed net investment income	1,735,057	1,310,141	46,474
Accumulated net realized loss on investments, foreign currency related transactions, futures, swaps and short positions	(44,527,706)	(103,357,094)	(2,449,450)
Net unrealized depreciation on investments, foreign currency related transactions, futures, swaps and short positions	(32,813,885)	(32,943,447)	(1,385,022)
NET ASSETS	$136,155,628	$223,841,544	$6,623,953
+ Including securities loaned at value	$2,313,290	$2,459,153	$—
* Cost of investments in securities	$172,912,598	$254,338,302	$8,445,490
** Cost of short-term investments	$2,361,269	$2,495,362	$—
*** Cost of foreign currencies	$39,877	$25,221	$1,709
^ Proceeds from short sales	$—	$—	$796,824

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF NOVEMBER 30, 2008 (UNAUDITED) (CONTINUED)

	ING Balanced Fund	ING Growth and Income Fund	ING 130/30 Fundamental Research Fund
Class A:
Net Assets	$55,734,740	$193,681,419	$6,557,329
Shares authorized	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001
Shares outstanding	6,569,510	23,922,974	1,025,117
Net asset value and redemption price per share	$8.48	$8.10	$6.40
Maximum offering price per share (5.75%)(1)	$9.00	$8.59	$6.79
Class B:
Net Assets	$18,311,513	$10,755,591	$14,506
Shares authorized	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001
Shares outstanding	2,185,047	1,353,177	2,314
Net asset value and redemption price per share(2)	$8.38	$7.95	$6.27
Maximum offering price per share	$8.38	$7.95	$6.27
Class C:
Net Assets	$25,023,455	$4,475,756	$50,241
Shares authorized	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001
Shares outstanding	2,983,490	565,338	8,026
Net asset value and redemption price per share(2)	$8.39	$7.92	$6.26
Maximum offering price per share	$8.39	$7.92	$6.26
Class I:
Net Assets	$14,233,016	$14,928,778	$1,877
Shares authorized	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001
Shares outstanding	1,680,008	1,837,401	293
Net asset value and redemption price per share	$8.47	$8.12	$6.41
Maximum offering price per share	$8.47	$8.12	$6.41
Class O:
Net Assets	$22,852,904	n/a	n/a
Shares authorized	100,000,000	n/a	n/a
Par value	$0.001	n/a	n/a
Shares outstanding	2,709,387	n/a	n/a
Net asset value and redemption price per share	$8.43	n/a	n/a
Maximum offering price per share	$8.43	n/a	n/a

(1)  Maximum offering price is computed at 100/94.25 of net asset value. On purchases of $50,000 or more, the offering price is reduced.

(2)  Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF NOVEMBER 30, 2008 (UNAUDITED)

	ING Corporate Leaders 100 Fund	ING Small Company Fund	ING Tactical Asset Allocation Fund
ASSETS:
Investments in securities at value*	$5,720,858	$99,421,166	$59,711,778
Short-term investments in affiliates at amortized cost	32,000	—	1,143,000
Cash	177	5,982	19,482
Cash collateral for futures	—	—	7,021,050
Receivables:
Investment securities sold	—	9,663,630	—
Fund shares sold	54,390	713,105	33,098
Dividends and interest	20,110	115,015	215,932
Variation margin	—	—	809,015
Prepaid expenses	50,260	36,756	29,174
Reimbursement due from manager	10,427	—	8,370
Total assets	5,888,222	109,955,654	68,990,899
LIABILITIES:
Payable for investment securities purchased	52,035	769,493	—
Payable for fund shares redeemed	—	229,809	44,901
Payable for futures variation margin	—	—	293,928
Payable to affiliates	4,162	102,913	31,973
Payable for directors fees	253	1,910	656
Other accrued expenses and liabilities	12,886	56,326	37,481
Payable for borrowings against line of credit	—	8,700,000	—
Total liabilities	69,336	9,860,451	408,939
NET ASSETS	$5,818,886	$100,095,203	$68,581,960
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$7,654,953	$146,600,979	$112,692,372
Undistributed net investment income	39,707	17,398	431,637
Accumulated net realized loss on investments, foreign currency related transactions and futures	(1,835,987)	(4,442,845)	(14,965,571)
Net unrealized depreciation on investments, foreign currency related transactions and futures	(39,787)	(42,080,329)	(29,576,478)
NET ASSETS	$5,818,886	$100,095,203	$68,581,960
* Cost of investments in securities	$5,760,645	$141,501,495	$87,554,168

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF NOVEMBER 30, 2008 (UNAUDITED) (CONTINUED)

	ING Corporate Leaders 100 Fund	ING Small Company Fund	ING Tactical Asset Allocation Fund
Class A:
Net Assets	$4,314,513	$78,399,730	n/a
Shares authorized	100,000,000	100,000,000	n/a
Par value	$0.001	$0.001	n/a
Shares outstanding	601,702	8,979,254	n/a
Net asset value and redemption price per share	$7.17	$8.73	n/a
Maximum offering price per share (5.75%)(1)	$7.61	$9.26	n/a
Class B:
Net Assets	$92,127	$2,677,532	n/a
Shares authorized	100,000,000	100,000,000	n/a
Par value	$0.001	$0.001	n/a
Shares outstanding	12,909	319,892	n/a
Net asset value and redemption price per share(2)	$7.14	$8.37	n/a
Maximum offering price per share	$7.14	$8.37	n/a
Class C:
Net Assets	$1,110,266	$3,360,136	n/a
Shares authorized	100,000,000	100,000,000	n/a
Par value	$0.001	$0.001	n/a
Shares outstanding	155,405	404,855	n/a
Net asset value and redemption price per share(2)	$7.14	$8.30	n/a
Maximum offering price per share	$7.14	$8.30	n/a
Class I:
Net Assets	$2,160	$15,478,254	$68,581,960
Shares authorized	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001
Shares outstanding	301	1,645,704	10,602,625
Net asset value and redemption price per share	$7.18	$9.41	$6.47
Maximum offering price per share	$7.18	$9.41	$6.47
Class O:
Net Assets	n/a	$179,551	n/a
Shares authorized	n/a	100,000,000	n/a
Par value	n/a	$0.001	n/a
Shares outstanding	n/a	20,576	n/a
Net asset value and redemption price per share	n/a	$8.73	n/a
Maximum offering price per share	n/a	$8.73	n/a
Class W:
Net Assets	$299,820	n/a	n/a
Shares authorized	100,000,000	n/a	n/a
Par value	$0.001	n/a	n/a
Shares outstanding	41,751	n/a	n/a
Net asset value and redemption price per share	$7.18	n/a	n/a
Maximum offering price per share	$7.18	n/a	n/a

(1)  Maximum offering price is computed at 100/94.25 of net asset value. On purchases of $50,000 or more, the offering price is reduced.

(2)  Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS FOR THE SIX MONTHS ENDED NOVEMBER 30, 2008 (UNAUDITED)

	ING Balanced Fund	ING Growth and Income Fund	ING 130/30 Fundamental Research Fund
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*(1)	$1,284,561	$3,404,133	$98,646
Interest	2,101,655	11,863	806
Securities lending income, net	90,569	34,969	—
Total investment income	3,476,785	3,450,965	99,452
EXPENSES:
Investment management fees	682,588	1,061,104	35,074
Distribution and service fees:
Class A	91,741	332,812	10,830
Class B	135,454	80,840	91
Class C	167,105	29,848	419
Class O	37,570	—	—
Transfer agent fees	199,387	156,425	2,013
Administrative service fees	72,810	123,058	3,507
Shareholder reporting expense	34,790	31,429	5,091
Registration fees	37,308	26,492	26,521
Professional fees	26,849	48,350	5,283
Custody and accounting expense	38,790	28,651	6,591
Directors fees	9,916	12,690	549
Miscellaneous expense	10,998	17,734	3,000
Interest expense	188	—	—
Dividend expense on short positions	—	—	7,688
Total expenses	1,545,494	1,949,433	106,657
Net waived and reimbursed fees	(221,697)	(224,531)	(36,784)
Net expenses	1,323,797	1,724,902	69,873
Net investment income	2,152,988	1,726,063	29,579
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FOREIGN CURRENCY RELATED TRANSACTIONS, FUTURES, SWAPS AND SHORT POSITIONS:
Net realized gain (loss) on:
Investments	(17,050,901)	(69,184,046)	(2,032,272)
Foreign currency related transactions	296,219	11,761	313
Futures	(988,826)	181,917	(60,245)
Swaps	(155,663)	—	—
Short positions	—	—	224,588
Net realized loss on investments, foreign currency related transactions, futures, swaps, and short positions	(17,899,171)	(68,990,368)	(1,867,616)
Net change in unrealized appreciation or depreciation on:
Investments	(43,961,671)	(64,243,204)	(2,335,957)
Foreign currency related transactions	276,377	2,647	42
Futures	453,806	(42,721)	7,841
Swaps	225,569	—	—
Short positions	—	—	335,825
Net change in unrealized appreciation or depreciation on investments, foreign currency related transactions, futures, swaps and short positions	(43,005,919)	(64,283,278)	(1,992,249)
Net realized and unrealized loss on investments, foreign currency related transactions, futures, swaps and short positions	(60,905,090)	(133,273,646)	(3,859,865)
Decrease in net assets resulting from operations	$(58,752,102)	$(131,547,583)	$(3,830,286)
* Foreign taxes withheld	$125	$24,976	$750
(1) Dividends from affiliates	$39,816	$43,581	$2,293

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS (UNAUDITED)

	ING Corporate Leaders 100 Fund	ING Small Company Fund	ING Tactical Asset Allocation Fund
	June 30, 2008(1) to November 30, 2008	Six Months Ended November 30, 2008	Six Months Ended November 30, 2008
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*(2)	$61,870	$772,235	$1,081,338
Interest	143	6,980	—
Securities lending income, net	—	78	—
Total investment income	62,013	779,293	1,081,338
EXPENSES:
Investment management fees	9,059	457,267	212,851
Distribution and service fees:
Class A	5,059	98,977	—
Class B	241	19,037	—
Class C	1,648	20,909	—
Class O	—	100	—
Transfer agent fees	1,972	46,858	111
Administrative service fees	2,265	43,037	47,300
Shareholder reporting expense	3,256	10,710	2,906
Registration fees	1,397	31,068	3,686
Professional fees	2,889	12,190	14,771
Custody and accounting expense	1,822	12,451	7,873
Directors fees	364	2,879	4,203
Offering expense	35,864	—	42,617
Miscellaneous expense	703	6,055	4,456
Interest expense	—	1,371	—
Total expenses	66,539	762,909	340,774
Net waived and reimbursed fees	(44,233)	(1,014)	(8,710)
Net expenses	22,306	761,895	332,064
Net investment income	39,707	17,398	749,274
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FOREIGN CURRENCY RELATED TRANSACTIONS AND FUTURES:
Net realized loss on:
Investments	(1,835,987)	(8,108,682)	(8,905,515)
Foreign currency related transactions	—	—	(23,244)
Futures	—	—	(5,755,870)
Net realized loss on investments, foreign currency related transactions and futures	(1,835,987)	(8,108,682)	(14,684,629)
Net change in unrealized appreciation or depreciation on:
Investments	(39,787)	(42,914,842)	(30,001,109)
Foreign currency related transactions	—	—	150
Futures	—	—	(1,361,673)
Net change in unrealized appreciation or depreciation on investments, foreign currency related transactions and futures	(39,787)	(42,914,842)	(31,362,632)
Net realized and unrealized loss on investments, foreign currency related transactions and futures	(1,875,774)	(51,023,524)	(46,047,261)
Decrease in net assets resulting from operations	$(1,836,067)	$(51,006,126)	$(45,297,987)
* Foreign taxes withheld	$—	$1,157	$145
(1) Commencement of operations
(2) Dividends from affiliates	$952	$27,267	$6,714

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS (UNAUDITED)

	ING Balanced Fund		ING Growth and Income Fund
	Six Months Ended November 30, 2008	Year Ended May 31, 2008	Six Months Ended November 30, 2008	Year Ended May 31, 2008
FROM OPERATIONS:
Net investment income	$2,152,988	$4,941,642	$1,726,063	$2,878,558
Net realized gain (loss) on investments, foreign currency related transactions, futures and swaps	(17,899,171)	1,384,829	(68,990,368)	(3,089,908)
Net change in unrealized appreciation or depreciation on investments, foreign currency related transactions, futures and swaps	(43,005,919)	(21,400,198)	(64,283,278)	(12,075,801)
Decrease in net assets resulting from operations	(58,752,102)	(15,073,727)	(131,547,583)	(12,287,151)
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	(789,219)	(2,366,953)	(1,667,588)	(1,434,460)
Class B	(168,404)	(694,852)	(25,164)	(32,905)
Class C	(214,946)	(658,514)	(11,939)	(14,097)
Class I	(218,824)	(630,994)	(146,785)	(219,966)
Class O	(324,863)	(778,900)	—	—
Net realized gains:
Class A	—	(2,772,324)	—	—
Class B	—	(1,271,922)	—	—
Class C	—	(1,213,876)	—	—
Class I	—	(632,793)	—	—
Class O	—	(945,643)	—	—
Total distributions	(1,716,256)	(11,966,771)	(1,851,476)	(1,701,428)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	8,991,527	31,501,503	7,642,318	16,547,351
Proceeds from shares issued in merger (Note 14)	—	—	—	329,660,752
Reinvestment of distributions	1,407,790	9,757,970	1,653,375	1,554,531
	10,399,317	41,259,473	9,295,693	347,762,634
Cost of shares redeemed	(38,291,433)	(94,225,703)	(28,729,956)	(55,135,782)
Net increase (decrease) in net assets resulting from capital share transactions	(27,892,116)	(52,966,230)	(19,434,263)	292,626,852
Net increase (decrease) in net assets	(88,360,474)	(80,006,728)	(152,833,322)	278,638,273
NET ASSETS:
Beginning of period	224,516,102	304,522,830	376,674,866	98,036,593
End of period	$136,155,628	$224,516,102	$223,841,544	$376,674,866
Undistributed net investment income at end of period	$1,735,057	$1,298,325	$1,310,141	$1,435,554

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS (UNAUDITED)

	ING 130/30 Fundamental Research Fund		ING Corporate Leaders 100 Fund
	Six Months Ended November 30, 2008	Year Ended May 31, 2008	June 30, 2008(1) to November 30, 2008
FROM OPERATIONS:
Net investment income	$29,579	$56,907	$39,707
Net realized loss on investments, foreign currency related transactions, futures and short positions	(1,867,616)	(327,867)	(1,835,987)
Net change in unrealized appreciation or depreciation on investments, foreign currency related transactions, futures and short positions	(1,992,249)	(652,694)	(39,787)
Decrease in net assets resulting from operations	(3,830,286)	(923,654)	(1,836,067)
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	—	(47,033)	—
Class B	—	(80)	—
Class C	—	(474)	—
Class I	—	(21)	—
Class W	—	—	—
Net realized gains:
Class A	—	(222,451)	—
Class B	—	(462)	—
Class C	—	(1,597)	—
Class I	—	(61)	—
Class W	—	—	—
Total distributions	—	(272,179)	—
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	10,024	512,743	8,205,684
Reinvestment of distributions	—	10,490	—
	10,024	523,233	8,205,684
Cost of shares redeemed	(90,360)	(244,977)	(550,731)
Net increase (decrease) in net assets resulting from capital share transactions	(80,336)	278,256	7,654,953
Net increase (decrease) in net assets	(3,910,622)	(917,577)	5,818,886
NET ASSETS:
Beginning of period	10,534,575	11,452,152	—
End of period	$6,623,953	$10,534,575	$5,818,886
Undistributed net investment income at end of period	$46,474	$16,895	$39,707

(1)  Commencement of operations

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS (UNAUDITED)

	ING Small Company Fund		ING Tactical Asset Allocation Fund
	Six Months Ended November 30, 2008	Year Ended May 31, 2008	Six Months Ended November 30, 2008	March 28, 2008(1) to May 31, 2008
FROM OPERATIONS:
Net investment income	$17,398	$251,506	$749,274	$241,445
Net realized gain (loss) on investments, foreign currency related transactions and futures	(8,108,682)	10,206,539	(14,684,629)	(346,019)
Net change in unrealized appreciation or depreciation on investments, foreign currency related transactions and futures	(42,914,842)	(16,058,293)	(31,362,632)	1,786,154
Increase (decrease) in net assets resulting from operations	(51,006,126)	(5,600,248)	(45,297,987)	1,681,580
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	—	(155,658)	—	—
Class I	—	(112,561)	(501,209)	—
Net realized gains:
Class A	—	(14,409,215)	—	—
Class B	—	(1,301,243)	—	—
Class C	—	(871,454)	—	—
Class I	—	(5,276,727)	—	—
Total distributions	—	(22,126,858)	(501,209)	—
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	84,314,353	26,094,072	14,838,924	119,745,232
Reinvestment of distributions	—	20,730,991	494,959	—
	84,314,353	46,825,063	15,333,883	119,745,232
Cost of shares redeemed	(32,854,554)	(36,241,904)	(19,318,423)	(3,061,116)
Net increase (decrease) in net assets resulting from capital share transactions	51,459,799	10,583,159	(3,984,540)	116,684,116
Net increase (decrease) in net assets	453,673	(17,143,947)	(49,783,736)	118,365,696
NET ASSETS:
Beginning of period	99,641,530	116,785,477	118,365,696	—
End of period	$100,095,203	$99,641,530	$68,581,960	$118,365,696
Undistributed net investment income at end of period	$17,398	$—	$431,637	$183,572

(1)  Commencement of operations

See Accompanying Notes to Financial Statements

STATEMENT OF CASH FLOWS FOR THE SIX MONTHS ENDED NOVEMBER 30, 2008 (UNAUDITED)

ING 130/30 Fundamental Research Fund
INCREASE (DECREASE) IN CASH
Cash Flows From Operating Activities:
Net decrease in net assets from operations	$(3,830,286)
Adjustment to reconcile net decrease in net assets from operations to net cash provided by operating activities:
Purchase of investment securities	(8,250,210)
Proceeds from disposition of investment securities	9,293,504
Purchase of short-term investment securities, net	(65,000)
Increase in investment securities sold receivable	(168,518)
Increase in dividends and interest receivable	(305)
Decrease in foreign currency balance	705
Increase in cash collateral for futures	(18,900)
Increase in variation margin receivable	(2,131)
Decrease in prepaid expenses	16,282
Decrease in reimbursement due from manager	3,660
Proceeds from securities sold short	2,134,811
Purchases to cover short positions	(3,110,527)
Decrease in accrued income on short positions	(3,094)
Increase in payable for investment securities purchased	275,093
Decrease in payable to affiliates	(3,969)
Increase in accrued director fees	79
Increase in other accrued expenses	1,087
Change in unrealized appreciation on investments	2,335,957
Change in unrealized appreciation on short positions	(335,825)
Realized loss on investments	2,032,272
Realized gain on short positions	(224,588)
Net cash provided by operating activities	80,097
Cash Flows From Financing Activities:
Decrease in borrowings under line of credit	(1,001,553)
Proceeds from capital shares sold	10,024
Disbursements for capital shares repurchased	(90,390)
Net cash flows used in financing activities	(1,081,919)
Net decrease in cash	(1,001,822)
Cash at beginning of period	1,608,260
Cash at end of period	$606,438

See Accompanying Notes to Financial Statements

ING BALANCED FUND (UNAUDITED)

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class A
	Six Months Ended November 30,	Year Ended May 31,
	2008	2008	2007		2006	2005	2004
Per Share Operating Performance:
Net asset value, beginning of period	$11.98	13.25	11.83		12.35	11.66	10.84
Income (loss) from investment operations:
Net investment income	$0.14 *	0.28	0.24	*	0.18	0.18	0.13
Net realized and unrealized gain (loss) on investments, foreign currency related transactions, futures, swaps, and written options	$(3.53)	(0.95)	1.49		0.30	0.81	0.88
Total from investment operations	$(3.39)	(0.67)	1.73		0.48	0.99	1.01
Less distributions from:
Net investment income	$0.11	0.27	0.22		0.17	0.18	0.19
Net realized gains on investments	$—	0.33	0.09		0.83	0.12	—
Total distributions	$0.11	0.60	0.31		1.00	0.30	0.19
Net asset value, end of period	$8.48	11.98	13.25		11.83	12.35	11.66
Total Return(1)%	(28.53)	(5.15)	14.89		3.96	8.60	9.38
Ratios and Supplemental Data:
Net assets, end of period (000's)	$55,735	90,471	122,023		89,596	67,177	70,237
Ratios to average net assets:
Gross expenses prior to expense waiver(2)%	1.47	1.45	1.35		1.40	1.33	1.32
Net expenses after expense waiver(2)(3)%	1.23 †	1.23 †	1.29	†	1.40	1.33	1.32
Net investment income after expense waiver(2)(3)%	2.60 †	2.13 †	1.95	†	1.43	1.48	1.11
Portfolio turnover rate %	158	253	268		309	289	302
	Class B
	Six Months Ended November 30,	Year Ended May 31,
	2008	2008	2007		2006	2005	2004
Per Share Operating Performance:
Net asset value, beginning of period	$11.82	13.08	11.68		12.21	11.51	10.75
Income (loss) from investment operations:
Net investment income	$0.12	0.17 *	0.14		0.07	0.09 *	0.04
Net realized and unrealized gain (loss) on investments, foreign currency related transactions, futures, swaps, and written options	$(3.50)	(0.93)	1.48		0.31	0.80	0.87
Total from investment operations	$(3.38)	(0.76)	1.62		0.38	0.89	0.91
Less distributions from:
Net investment income	$0.06	0.17	0.13		0.08	0.07	0.15
Net realized gains on investments	$—	0.33	0.09		0.83	0.12	—
Total distributions	$0.06	0.50	0.22		0.91	0.19	0.15
Net asset value, end of period	$8.38	11.82	13.08		11.68	12.21	11.51
Total Return(1)%	(28.73)	(5.93)	14.00		3.19	7.79	8.51
Ratios and Supplemental Data:
Net assets, end of period (000's)	$18,312	36,415	61,798		34,224	20,900	13,899
Ratios to average net assets:
Gross expenses prior to expense waiver(2)%	2.22	2.20	2.10		2.15	2.08	2.07
Net expenses after expense waiver(2)(3)%	1.98 †	1.98 †	2.04	†	2.15	2.08	2.07
Net investment income after expense waiver(2)(3)%	1.81 †	1.38 †	1.21	†	0.69	0.72	0.35
Portfolio turnover rate %	158	253	268		309	289	302

(1)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for periods less than one year is not annualized.

(2)  Annualized for periods less than one year.

(3)  The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage commissions, extraordinary expenses and acquired fund fees and expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

*  Calculated using average number of shares outstanding throughout the period.

†  Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.005% impact on the expense ratio and net investment income ratio.

See Accompanying Notes to Financial Statements

ING BALANCED FUND (UNAUDITED) (CONTINUED)

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class C
	Six Months Ended November 30,	Year Ended May 31,
	2008	2008	2007		2006	2005	2004
Per Share Operating Performance:
Net asset value, beginning of period	$11.84	13.10	11.69		12.22	11.50	10.71
Income (loss) from investment operations:
Net investment income	$0.10	0.17 *	0.15	*	0.09 *	0.08	0.04
Net realized and unrealized gain (loss) on investments, foreign currency related transactions, futures, swaps, and written options	$(3.49)	(0.93)	1.48		0.29	0.81	0.87
Total from investment operations	$(3.39)	(0.76)	1.63		0.38	0.89	0.91
Less distributions from:
Net investment income	$0.06	0.17	0.13		0.08	0.05	0.12
Net realized gains on investments	$—	0.33	0.09		0.83	0.12	—
Total distributions	$0.06	0.50	0.22		0.91	0.17	0.12
Net asset value, end of period	$8.39	11.84	13.10		11.69	12.22	11.50
Total Return(1)%	(28.73)	(5.88)	14.03		3.14	7.75	8.59
Ratios and Supplemental Data:
Net assets, end of period (000's)	$25,023	40,705	53,801		13,678	4,730	4,270
Ratios to average net assets:
Gross expenses prior to expense waiver(2)%	2.22	2.20	2.10		2.15	2.08	2.07
Net expenses after expense waiver(2)(3)%	1.98 †	1.98 †	2.04	†	2.15	2.08	2.07
Net investment income after expense waiver(2)(3)%	1.84 †	1.38 †	1.22	†	0.72	0.73	0.36
Portfolio turnover rate %	158	253	268		309	289	302
	Class I
	Six Months Ended November 30,	Year Ended May 31,
	2008	2008	2007		2006	2005	2004
Per Share Operating Performance:
Net asset value, beginning of period	$11.96	13.24	11.82		12.34	11.67	10.85
Income (loss) from investment operations:
Net investment income	$0.15 *	0.31	0.27	*	0.21	0.21	0.16
Net realized and unrealized gain (loss) on investments, foreign currency related transactions, futures, swaps, and written options	$(3.52)	(0.95)	1.50		0.30	0.81	0.87
Total from investment operations	$(3.37)	(0.64)	1.77		0.51	1.02	1.03
Less distributions from:
Net investment income	$0.12	0.31	0.26		0.20	0.23	0.21
Net realized gains on investments	$—	0.33	0.09		0.83	0.12	—
Total distributions	$0.12	0.64	0.35		1.03	0.35	0.21
Net asset value, end of period	$8.47	11.96	13.24		11.82	12.34	11.67
Total Return(1)%	(28.39)	(4.97)	15.22		4.23	8.85	9.65
Ratios and Supplemental Data:
Net assets, end of period (000's)	$14,233	21,090	30,305		35,141	33,380	37,852
Ratios to average net assets:
Gross expenses prior to expense waiver(2)%	1.22	1.20	1.10		1.15	1.08	1.07
Net expenses after expense waiver(2)(3)%	0.98 †	0.98 †	1.04	†	1.15	1.08	1.07
Net investment income after expense waiver(2)(3)%	2.85 †	2.38 †	2.18	†	1.67	1.73	1.36
Portfolio turnover rate %	158	253	268		309	289	302

(1)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for periods less than one year is not annualized.

(2)  Annualized for periods less than one year.

(3)  The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage commissions, extraordinary expenses and acquired fund fees and expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

*  Calculated using average number of shares outstanding throughout the period.

†  Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.005% impact on the expense ratio and net investment income ratio.

See Accompanying Notes to Financial Statements

ING BALANCED FUND (UNAUDITED) (CONTINUED)

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class O
	Six Months Ended November 30,	Year Ended May 31,						September 15, 2004(1) to May 31,
	2008	2008		2007		2006		2005
Per Share Operating Performance:
Net asset value, beginning of period	$11.91	13.19		11.78		12.31		11.83
Income (loss) from investment operations:
Net investment income	$0.14	0.27	*	0.24	*	0.18	*	0.17
Net realized and unrealized gain (loss) on investments, foreign currency related transactions, futures, swaps, and written options	$(3.51)	(0.94)		1.49		0.29		0.57
Total from investment operations	$(3.37)	(0.67)		1.73		0.47		0.74
Less distributions from:
Net investment income	$0.11	0.28		0.23		0.17		0.14
Net realized gains on investments	$—	0.33		0.09		0.83		0.12
Total distributions	$0.11	0.61		0.32		1.00		0.26
Net asset value, end of period	$8.43	11.91		13.19		11.78		12.31
Total Return(2)%	(28.52)	(5.22)		14.92		3.94		6.71
Ratios and Supplemental Data:
Net assets, end of period (000's)	$22,853	35,835		36,595		24,009		10,379
Ratios to average net assets:
Gross expenses prior to expense waiver(3)%	1.47	1.45		1.35		1.40		1.33
Net expenses after expense waiver(3)(4)%	1.23 †	1.23	†	1.29	†	1.40		1.33
Net investment income after expense waiver(3)(4)%	2.60 †	2.14	†	1.96	†	1.45		1.44
Portfolio turnover rate %	158	253		268		309		289

(1)  Commencement of operations.

(2)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for periods less than one year is not annualized.

(3)  Annualized for periods less than one year.

(4)  The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage commissions, extraordinary expenses and acquired fund fees and expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

*  Calculated using average number of shares outstanding throughout the period.

†  Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less 0.005% impact on the expense ratio and net investment income ratio.

See Accompanying Notes to Financial Statements

ING GROWTH AND INCOME FUND (UNAUDITED)

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class A
	Six Months Ended November 30,		Year Ended May 31,
	2008		2008		2007		2006	2005	2004
Per Share Operating Performance:
Net asset value, beginning of period	$12.74		13.46		11.05		10.15	9.38	8.12
Income (loss) from investment operations:
Net investment income	$0.06		0.15	*	0.12		0.19 *	0.17	0.06
Net realized and unrealized gain (loss) on investments, foreign currency related transactions, futures, and written options	$(4.63)		(0.78)		2.46		0.89	0.80	1.22
Total from investment operations	$(4.57)		(0.63)		2.58		1.08	0.97	1.28
Less distributions from:
Net investment income	$0.07		0.09		0.17		0.18	0.20	0.02
Total distributions	$0.07		0.09		0.17		0.18	0.20	0.02
Net asset value, end of period	$8.10		12.74		13.46		11.05	10.15	9.38
Total Return(1)%	(36.07)		(4.69)		23.65		10.76	10.47	15.77
Ratios and Supplemental Data:
Net assets, end of period (000s)	$193,681		324,594		58,025		50,656	55,672	58,263
Ratios to average net assets:
Gross expenses prior to expense waiver and brokerage commission recapture(2)%	1.23		1.34		1.25		1.27	1.24	1.15
Net expenses after expense waiver and prior to brokerage commission recapture(2)(3)%	1.08	†	1.11	†	1.25	†	1.27	1.24	1.15
Net expenses after expense waiver and brokerage commission recapture(2)(3)%	1.08	†	1.11	†	1.25	†	1.27	1.23	1.15
Net investment income after expense waiver and brokerage commission recapture(2)(3)%	1.16	†	1.18	†	0.98	†	1.84	1.64	0.71
Portfolio turnover rate %	86		221		181		23	31	213
	Class B
	Six Months Ended November 30,		Year Ended May 31,
	2008		2008		2007		2006	2005	2004
Per Share Operating Performance:
Net asset value, beginning of period	$12.50		13.24		10.87		10.00	9.24	8.03
Income (loss) from investment operations:
Net investment income	$0.03		0.05	*	0.02		0.11	0.07	0.01
Net realized and unrealized gain (loss) on investments, foreign currency related transactions, futures, and written options	$(4.56)		(0.77)		2.44		0.87	0.81	1.20
Total from investment operations	$(4.53)		(0.72)		2.46		0.98	0.88	1.21
Less distributions from:
Net investment income	$0.02		0.02		0.09		0.11	0.12	—
Total distributions	$0.02		0.02		0.09		0.11	0.12	—
Net asset value, end of period	$7.95		12.50		13.24		10.87	10.00	9.24
Total Return(1)%	(36.32)		(5.47)		22.76		9.89	9.62	15.07
Ratios and Supplemental Data:
Net assets, end of period (000s)	$10,756		21,211		11,837		8,700	7,796	4,192
Ratios to average net assets:
Gross expenses prior to expense waiver and brokerage commission recapture(2)%	1.98		2.09		2.00		2.02	1.99	1.90
Net expenses after expense waiver and prior to brokerage commission recapture(2)(3)%	1.83	†	1.90	†	2.00	†	2.02	1.99	1.90
Net expenses after expense waiver and brokerage commission recapture(2)(3)%	1.83	†	1.90	†	2.00	†	2.02	1.98	1.90
Net investment income after expense waiver and brokerage commission recapture(2)(3)%	0.40	†	0.40	†	0.21	†	1.07	0.87	0.20
Portfolio turnover rate %	86		221		181		23	31	213

(1)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for periods less than one year is not annualized.

(2)  Annualized for periods less than one year.

(3)  The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage commissions, extraordinary expenses and acquired fund fees and expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

*  Calculated using average number of shares oustanding throughout the period.

†  Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.005% impact on the expense ratio and net investment income ratio.

See Accompanying Notes to Financial Statements

ING GROWTH AND INCOME FUND (UNAUDITED) (CONTINUED)

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class C
	Six Months Ended November 30,		Year Ended May 31,
	2008		2008		2007		2006	2005	2004
Per Share Operating Performance:
Net asset value, beginning of period	$12.46		13.20		10.84		9.96	9.20	8.00
Income (loss) from investment operations:
Net investment income (loss)	$0.02		0.05	**	0.02		0.12	0.07	(0.00	)*
Net realized and unrealized gain (loss) on investments, foreign currency related transactions, futures, and written options	$(4.54)		(0.76)		2.43		0.86	0.80	1.20
Total from investment operations	$(4.52)		(0.71)		2.45		0.98	0.87	1.20
Less distributions from:
Net investment income	$0.02		0.03		0.09		0.10	0.11	—
Total distributions	$0.02		0.03		0.09		0.10	0.11	—
Net asset value, end of period	$7.92		12.46		13.20		10.84	9.96	9.20
Total Return(1)%	(36.33)		(5.42)		22.72		9.93	9.55	15.00
Ratios and Supplemental Data:
Net assets, end of period (000s)	$4,476		7,409		2,767		1,925	2,035	1,283
Ratios to average net assets:
Gross expenses prior to expense waiver and brokerage commission recapture(2)%	1.98		2.09		2.00		2.02	1.99	1.90
Net expenses after expense waiver and prior to brokerage commission recapture(2)(3)%	1.83	†	1.89	†	2.00	†	2.02	1.99	1.90
Net expenses after expense waiver and brokerage commission recapture(2)(3)%	1.83	†	1.89	†	2.00	†	2.02	1.98	1.90
Net investment income (loss) after expense waiver and brokerage commission recapture(2)(3)%	0.41	†	0.39	†	0.21	†	1.07	0.89	(0.02)
Portfolio turnover rate %	86		221		181		23	31	213
	Class I
	Six Months Ended November 30,		Year Ended May 31,
	2008		2008		2007		2006	2005	2004
Per Share Operating Performance:
Net asset value, beginning of period	$12.79		13.50		11.08		10.18	9.42	8.15
Income (loss) from investment operations:
Net investment income	$0.08		0.17		0.15	**	0.22 **	0.20	0.10	**
Net realized and unrealized gain (loss) on investments, foreign currency related transactions, futures, and written options	$(4.67)		(0.77)		2.47		0.89	0.79	1.21
Total from investment operations	$(4.59)		(0.60)		2.62		1.11	0.99	1.31
Less distributions from:
Net investment income	$0.08		0.11		0.20		0.21	0.23	0.04
Total distributions	$0.08		0.11		0.20		0.21	0.23	0.04
Net asset value, end of period	$8.12		12.79		13.50		11.08	10.18	9.42
Total Return(1)%	(36.08)		(4.45)		23.98		11.01	10.72	16.10
Ratios and Supplemental Data:
Net assets, end of period (000s)	$14,929		23,461		25,407		30,487	41,923	51,609
Ratios to average net assets:
Gross expenses prior to expense waiver and brokerage commission recapture(2)%	0.98		1.09		1.00		1.02	0.99	0.90
Net expenses after expense waiver and prior to brokerage commission recapture(2)(3)%	0.83	†	0.95	†	1.00	†	1.02	0.99	0.90
Net expenses after expense waiver and brokerage commission recapture(2)(3)%	0.83	†	0.95	†	1.00	†	1.02	0.98	0.90
Net investment income after expense waiver and brokerage commission recapture(2)(3)%	1.42	†	1.33	†	1.25	†	2.08	1.89	0.95
Portfolio turnover rate %	86		221		181		23	31	213

(1)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for periods less than one year is not annualized.

(2)  Annualized for periods less than one year.

(3)  The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage commissions, extraordinary expenses and acquired fund fees and expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

*  Amount is less than $0.005 or more than $(0.005).

**  Calculated using average number of shares outstanding throughout the period.

†  Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.005% impact on the expense ratio and net investment income ratio.

See Accompanying Notes to Financial Statements

ING 130/30 FUNDAMENTAL RESEARCH FUND (UNAUDITED)

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class A
	Six Months Ended November 30,		Year Ended May 31,			April 28, 2006(1) to May 31,
	2008		2008	2007		2006
Per Share Operating Performance:
Net asset value, beginning of period	$10.08		11.22	9.52		10.00
Income (loss) from investment operations:
Net investment income	$0.03		0.06	0.02		0.00 **
Net realized and unrealized gain (loss) on investments, foreign currency related transactions, futures, and short positions	$(3.71)		(0.93)	1.70		(0.48)
Total from investment operations	$(3.68)		(0.87)	1.72		(0.48)
Less distribution from:
Net investment income	$—		0.05	0.02		—
Net realized gains on investments	$—		0.22	—		—
Total distributions	$—		0.27	0.02		—
Net asset value, end of period	$6.40		10.08	11.22		9.52
Total Return(2)%	(36.51)		(7.97)	18.10		(4.80)
Ratios and Supplemental Data:
Net assets, end of period (000's)	$6,557		10,403	11,440		9,517
Ratios to average net assets:
Gross expenses prior to expense waiver(3)%	2.42		2.41	4.78		4.37
Net expenses after expense waiver(3)(4)%	1.58	†	1.80 †	3.42	†	3.26
Net expenses before interest and dividend expense on short positions and after expense waiver(3)(4)%	1.40	†	1.40 †	1.40	†	1.40
Net investment income after expense waiver(3)(4)%	0.69	†	0.53 †	0.20	†	0.54
Portfolio turnover rate %	83		188	315		13
	Class B
	Six Months Ended November 30,		Year Ended May 31,			April 28, 2006(1) to May 31,
	2008		2008	2007		2006
Per Share Operating Performance:
Net asset value, beginning of period	$9.92		11.12	9.51		10.00
Income (loss) from investment operations:
Net investment loss	$(0.00	)**	(0.02)	(0.06	)*	(0.00)**
Net realized and unrealized gain (loss) on investments, foreign currency related transactions, futures, and short positions	$(3.65)		(0.93)	1.67		(0.49)
Total from investment operations	$(3.65)		(0.95)	1.61		(0.49)
Less distribution from:
Net investment income	$—		0.03	0.00	**	—
Net realized gains on investments	$—		0.22	—		—
Total distributions	$—		0.25	0.00	**	—
Net asset value, end of period	$6.27		9.92	11.12		9.51
Total Return(2)%	(36.79)		(8.65)	16.96		(4.90)
Ratios and Supplemental Data:
Net assets, end of period (000's)	$15		21	7		1
Ratios to average net assets:
Gross expenses prior to expense waiver(3)%	3.17		3.16	5.53		5.12
Net expenses after expense waiver(3)(4)%	2.33	†	2.55 †	4.17	†	4.01
Net expenses before interest and dividend expense on short positions and after expense waiver(3)(4)%	2.15	†	2.15 †	2.15	†	2.15
Net investment loss after expense waiver(3)(4)%	(0.06	)†	(0.12)†	(0.63	)†	(0.21)
Portfolio turnover rate %	83		188	315		13

(1)  Commencement of operations.

(2)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for periods less than one year is not annualized.

(3)  Annualized for periods less than one year.

(4)  The Investment Adviser has agreed to limit expenses (excluding interest, taxes, brokerage expenses, dividend expense on securities sold short, extraordinary expenses and acquried fund fees and expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

*  Calculated using average numbers of shares outstanding throughout the period.

**  Amount is less than $0.005 or more than $(0.005).

†  Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.005% impact on the expense ratio and net investment income or loss ratio.

See Accompanying Notes to Financial Statements

ING 130/30 FUNDAMENTAL RESEARCH FUND (UNAUDITED) (CONTINUED)

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class C
	Six Months Ended November 30,		Year Ended May 31,				April 28, 2006(1) to May 31,
	2008		2008		2007		2006
Per Share Operating Performance:
Net asset value, beginning of period	$9.90		11.13		9.51		10.00
Income (loss) from investment operations:
Net investment loss	$(0.00	)**	(0.02	)*	(0.05	)*	(0.00)**
Net realized and unrealized gain (loss) on investments, foreign currency related transactions, futures, and short positions	$(3.64)		(0.93)		1.68		(0.49)
Total from investment operations	$(3.64)		(0.95)		1.63		(0.49)
Less distribution from:
Net investment income	$—		0.06		0.01		—
Net realized gains on investments	$—		0.22		—		—
Total distributions	$—		0.28		0.01		—
Net asset value, end of period	$6.26		9.90		11.13		9.51
Total Return(2)%	(36.77)		(8.69)		17.12		(4.90)
Ratios and Supplemental Data:
Net assets, end of period (000's)	$50		109		4		1
Ratios to average net assets:
Gross expenses prior to expense waiver(3)%	3.17		3.16		5.53		5.12
Net expenses after expense waiver(3)(4)%	2.33	†	2.55	†	4.17	†	4.01
Net expenses before interest and dividend expense on short positions and after expense waiver(3)(4)%	2.15	†	2.15	†	2.15	†	2.15
Net investment loss after expense waiver(3)(4)%	(0.11	)†	(0.32	)†	(0.52	)†	(0.21)
Portfolio turnover rate %	83		188		315		13
	Class I
	Six Months Ended November 30,		Year Ended May 31,				April 28, 2006(1) to May 31,
	2008		2008		2007		2006
Per Share Operating Performance:
Net asset value, beginning of period	$10.09		11.24		9.52		10.00
Income (loss) from investment operations:
Net investment income	$0.06	*	0.09	*	0.05		0.01
Net realized and unrealized gain (loss) on investments, foreign currency related transactions, futures, and short positions	$(3.74)		(0.95)		1.71		(0.49)
Total from investment operations	$(3.68)		(0.86)		1.76		(0.48)
Less distribution from:
Net investment income	$—		0.07		0.04		—
Net realized gains on investments	$—		0.22		—		—
Total distributions	$—		0.29		0.04		—
Net asset value, end of period	$6.41		10.09		11.24		9.52
Total Return(2)%	(36.47)		(7.81)		18.54		(4.80)
Ratios and Supplemental Data:
Net assets, end of period (000's)	$2		2		1		1
Ratios to average net assets:
Gross expenses prior to expense waiver(3)%	2.17		2.16		4.53		4.12
Net expenses after expense waiver(3)(4)%	1.33	†	1.55	†	3.17	†	3.01
Net expenses before interest and dividend expense on short positions and after expense waiver(3)(4)%	1.15	†	1.15	†	1.15	†	1.15
Net investment income after expense waiver(3)(4)%	0.92	†	0.85	†	0.47	†	0.79
Portfolio turnover rate %	83		188		315		13

(1)  Commencement of operations.

(2)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for periods less than one year is not annualized.

(3)  Annualized for periods less than one year.

(4)  The Investment Adviser has agreed to limit expenses (excluding interest, taxes, brokerage expenses, dividend expense on securities sold short and extraordinary expenses and acquried fund fees and expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

*  Calculated using average numbers of shares outstanding throughout the period.

**  Amount is more than $(0.005).

†  Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.005% impact on the expense ratio and net investment income or loss ratio.

See Accompanying Notes to Financial Statements

ING CORPORATE LEADERS 100 FUND (UNAUDITED)

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class A	Class B	Class C	Class I	Class W
	June 30, 2008(1) to November 30, 2008	June 30, 2008(1) to November 30, 2008	June 30, 2008(1) to November 30, 2008	June 30, 2008(1) to November 30, 2008	June 30, 2008(1) to November 30, 2008
Per Share Operating Performance:
Net asset value, beginning of period	$10.00	10.00	10.00	10.00	10.00
Income (loss) from investment operations:
Net investment income	$0.06	0.03*	0.05*	0.08	0.08*
Net realized and unrealized loss on investments	$(2.89)	(2.89)	(2.91)	(2.90)	(2.90)
Total from investment operations	$(2.83)	(2.86)	(2.86)	(2.82)	(2.82)
Net asset value, end of period	$7.17	7.14	7.14	7.18	7.18
Total Return(2)	%(28.30)	(28.60)	(28.60)	(28.20)	(28.20)
Ratios and Supplemental Data:
Net assets, end of period (000's)	$4,315	92	1,110	2	300
Ratios to average net assets:
Gross expenses prior to expense waiver(3)	%2.84	3.59	3.59	2.59	2.59
Net expenses after expense waiver(3)(4)	%0.90†	1.65†	1.65†	0.65†	0.65†
Net investment income after expense waiver(3)(4)	%1.76†	0.98†	1.61†	2.00†	2.38†
Portfolio turnover rate	%133	133	133	133	133

(1)  Commencement of operations

(2)  Total return is calculated assuming reinvestment of dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for periods less than one year is not annualized.

(3)  Annualized for periods less than one year.

(4)  The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage commissions, extraordinary expenses and acquired fund fees and expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

*  Calculated using average number of shares outstanding throughout each period.

†  Impact of waiving the advisory fee waiver for the ING Institutional Prime Money Market Fund holding has less than 0.005% impact on the expense ratio and net investment income ratio.

See Accompanying Notes to Financial Statements

ING SMALL COMPANY FUND (UNAUDITED)

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class A
	Six Months Ended November 30,	Year Ended May 31,
	2008	2008	2007		2006	2005	2004
Per Share Operating Performance:
Net asset value, beginning of period	$13.29	17.92	18.32		16.46	15.13	12.06
Income (loss) from investment operations:
Net investment income (loss)	$0.00 **	0.04	0.01		(0.06)	(0.01)	0.00 **
Net realized and unrealized gain (loss) on investments	$(4.56)	(0.95)	3.05		3.78	1.34	3.07
Total from investment operations	$(4.56)	(0.91)	3.06		3.72	1.33	3.07
Less distributions from:
Net investment income	$—	0.04	—		—	—	—
Net realized gains on investments	$—	3.68	3.46		1.86	—	—
Total distributions	$—	3.72	3.46		1.86	—	—
Net asset value, end of period	$8.73	13.29	17.92		18.32	16.46	15.13
Total Return(1)%	(34.31)	(4.72)	18.50		23.51	8.79	25.46
Ratios and Supplemental Data:
Net assets, end of period (000's)	$78,400	67,608	77,041		88,642	92,363	123,834
Ratios to average net assets:
Expenses(2)%	1.41 †	1.43 †	1.36	†	1.40	1.36	1.28
Net investment income (loss)(2)%	0.04 †	0.26 †	0.08	†	(0.34)	(0.07)	(0.03)
Portfolio turnover rate %	88	112	83		75	47	123
	Class B
	Six Months Ended November 30,	Year Ended May 31,
	2008	2008	2007		2006	2005	2004
Per Share Operating Performance:
Net asset value, beginning of period	$12.79	17.47	18.06		16.37	15.16	12.17
Income (loss) from investment operations:
Net investment loss	$(0.04)	(0.08)	(0.11	)*	(0.19)	(0.12)	(0.09)
Net realized and unrealized gain (loss) on investments	$(4.38)	(0.92)	2.98		3.74	1.33	3.08
Total from investment operations	$(4.42)	(1.00)	2.87		3.55	1.21	2.99
Less distributions from:
Net realized gains on investments	$—	3.68	3.46		1.86	—	—
Total distributions	$—	3.68	3.46		1.86	—	—
Net asset value, end of period	$8.37	12.79	17.47		18.06	16.37	15.16
Total Return(1)%	(34.56)	(5.41)	17.65		22.56	7.98	24.57
Ratios and Supplemental Data:
Net assets, end of period (000's)	$2,678	4,663	7,275		7,824	6,783	6,234
Ratios to average net assets:
Expenses(2)%	2.16 †	2.18 †	2.11	†	2.15	2.11	2.03
Net investment loss(2)%	(0.70)†	(0.48)†	(0.66	)†	(1.10)	(0.77)	(0.84)
Portfolio turnover rate %	88	112	83		75	47	123

(1)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for periods less than one year is not annualized.
(2)  Annualized for periods less than one year.
*  Calculated using average number of shares outstanding throughout the period.
**  Amount is less than $0.005.
†  Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.005% impact on the expense ratio and net investment income or loss ratio.

See Accompanying Notes to Financial Statements

ING SMALL COMPANY FUND (UNAUDITED) (CONTINUED)

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class C
	Six Months Ended November 30,	Year Ended May 31,
	2008	2008	2007		2006	2005	2004
Per Share Operating Performance:
Net asset value, beginning of period	$12.68	17.35	17.96		16.28	15.08	12.11
Income (loss) from investment operations:
Net investment loss	$(0.04)	(0.08)*	(0.11)		(0.19)	(0.13)	(0.11)
Net realized and unrealized gain (loss) on investments	$(4.34)	(0.91)	2.96		3.73	1.33	3.08
Total from investment operations	$(4.38)	(0.99)	2.85		3.54	1.20	2.97
Less distributions from:
Net realized gains on investments	$—	3.68	3.46		1.86	—	—
Total distributions	$—	3.68	3.46		1.86	—	—
Net asset value, end of period	$8.30	12.68	17.35		17.96	16.28	15.08
Total Return(1)%	(34.54)	(5.40)	17.64		22.63	7.96	24.53
Ratios and Supplemental Data:
Net assets, end of period (000's)	$3,360	4,093	4,317		4,393	3,825	3,855
Ratios to average net assets:
Expenses(2)%	2.16 †	2.18 †	2.11	†	2.15	2.11	2.03
Net investment loss(2)%	(0.69)†	(0.53)†	(0.66	)†	(1.10)	(0.78)	(0.80)
Portfolio turnover rate %	88	112	83		75	47	123
	Class I
	Six Months Ended November 30,	Year Ended May 31,
	2008	2008	2007		2006	2005	2004
Per Share Operating Performance:
Net asset value, beginning of period	$14.30	18.98	19.17		17.11	15.69	12.49
Income (loss) from investment operations:
Net investment income (loss)	$0.02	0.09	0.07	*	(0.02)	(0.01)	0.04
Net realized and unrealized gain (loss) on investments	$(4.91)	(1.01)	3.20		3.94	1.43	3.18
Total from investment operations	$(4.89)	(0.92)	3.27		3.92	1.42	3.22
Less distributions from:
Net investment income	$—	0.08	—		—	—	0.02
Net realized gains on investments	$—	3.68	3.46		1.86	—	—
Total distributions	$—	3.76	3.46		1.86	—	0.02
Net asset value, end of period	$9.41	14.30	18.98		19.17	17.11	15.69
Total Return(1)%	(34.20)	(4.47)	18.81		23.80	9.05	25.75
Ratios and Supplemental Data:
Net assets, end of period (000's)	$15,478	23,278	28,153		17,500	23,581	155,583
Ratios to average net assets:
Expenses(2)%	1.16 †	1.18 †	1.12	†	1.15	1.11	1.03
Net investment income (loss)(2)%	0.31 †	0.51 †	0.40	†	(0.08)	(0.01)	0.22
Portfolio turnover rate %	88	112	83		75	47	123

(1)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for periods less than one year is not annualized.
(2)  Annualized for periods less than one year.
*  Calculated using average number of shares outstanding throughout the period.
†  Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.005% impact on the expense ratio and net investment income or loss ratio.

See Accompanying Notes to Financial Statements

ING SMALL COMPANY FUND (UNAUDITED) (CONTINUED)

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class O
	June 4, 2008(1) to November 30, 2008
Per Share Operating Performance:
Net asset value, beginning of period	$13.19
Income (loss) from investment operations:
Net investment income	$0.01	*
Net realized and unrealized loss on investments	$(4.47)
Total from investment operations	$(4.46)
Net asset value, end of period	$8.73
Total Return(2)%	(33.81)
Ratios and Supplemental Data:
Net assets, end of period (000's)	$180
Ratios to average net assets:
Expenses(3)%	1.41	†
Net investment income(3)%	0.12	†
Portfolio turnover rate %	88

(1)  Commencement of operations.

(2)  Total return is calculated assuming reinvestment of dividends and capital gain distributions at net asset value and excluding the deduction of sales charge. Total return for periods less than one year is not annualized.

(3)  Annualized for periods less than one year.

*  Calculated using average number of shares outstanding throughout each period.

†  Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.005% impact on the expense ratio and net investment income ratio.

See Accompanying Notes to Financial Statements

ING TACTICAL ASSET ALLOCATION FUND (UNAUDITED)

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout the period.

	Class I
	Six Months Ended November 30, 2008	March 28, 2008(1) to May 31, 2008
Per Share Operating Performance:
Net asset value, beginning of period	$10.62	10.00
Income from investment operations:
Net investment income	$0.07	0.02
Net realized and unrealized gain (loss) on investments, foreign currency related transactions, and futures	$(4.17)	0.60
Total from investment operations	$(4.10)	0.62
Less distributions from:
Net investment income	$0.05	—
Total distributions	$0.05	—
Net asset value, end of period	$6.47	10.62
Total Return(2)%	(38.77)	6.20
Ratios and Supplemental Data:
Net assets, end of period (000s)	$68,582	118,366
Ratios to average net assets:
Gross expenses prior to expense waiver(3)%	0.72	0.82
Net expenses after expense waiver(3)(4)%	0.70 †	0.70	†
Net investment income after expense waiver(3)(4)%	1.58 †	1.63	†
Portfolio turnover rate %	13	40

(1)  Commencement of operations
(2)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for periods less than one year is not annualized.
(3)  Annualized for periods less than one year.
(4)  The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage commissions extraordinary expenses and acquired fund fees and expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.
†  Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.005% impact on the expense ratio and net investment income ratio.

See Accompanying Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2008 (UNAUDITED)

NOTE 1 — ORGANIZATION

Organization. The ING Series Fund, Inc. (the "Company") is a company incorporated under the laws of Maryland on June 17, 1991 and registered under the Investment Company Act of 1940, as amended ("1940 Act") as an open-end management investment company. There are sixteen active separate investment series which comprise the Company. The six series (each, a "Fund"; collectively, the "Funds") that are in this report are: ING Balanced Fund ("Balanced"), ING Growth and Income Fund ("Growth and Income"), ING 130/30 Fundamental Research Fund ("130/30 Fundamental Research"), ING Corporate Leaders 100 Fund ("Corporate Leaders 100"), ING Small Company Fund ("Small Company"), and ING Tactical Asset Allocation Fund ("Tactical Asset Allocation").

Each Fund, except Tactical Asset Allocation, offers the following classes of shares: Class A, Class B, Class C and Class I. Balanced and Small Company also offer Class O shares. Corporate Leaders 100 also offers Class W shares. Tactical Asset Allocation only offers Class I shares. The separate classes of shares differ principally in the applicable sales charges (if any), distribution fees and shareholder servicing fees. Shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of a Fund and earn income and realized gains/losses from a Fund pro rata based on the average daily net assets of each class, without distinction between share classes. Common expenses of the Funds (including custodial asset-based fees, legal and audit fees, printing and mailing expenses, transfer agency out-of-pocket expenses, and fees and expenses of the independent trustees) are allocated to each Fund in proportion to its average net assets. Expenses directly attributable to a particular fund (including advisory, administration, custodial transaction-based, registration, other professional, distribution and/or service fees, certain taxes, and offering costs) are charged directly to that Fund. Differences in per share dividend rates generally result from differences in separate class expenses, including distribution, and shareholder servicing fees. Class B shares, along with their pro rata reinvested dividend shares, automatically convert to Class A shares eight years after purchase.

ING Investments, LLC ("ING Investments" or "Investment Adviser"), an Arizona limited liability company, serves as the investment adviser to the Funds. ING Investments has engaged ING Investment Management Co. ("ING IM"or "Sub-Adviser"), a Connecticut corporation, to serve as the sub-adviser to each Fund. ING Funds Distributor, LLC ("IFD" or the "Distributor") is the principal underwriter of the Funds. The Distributor, ING Investments and ING IM are indirect, wholly-owned subsidiaries of ING Groep N.V. ("ING Groep"). ING Groep is a global financial institution of Dutch origin offering banking, investments, life insurance and retirement services to over 75 million private, corporate and institutional clients in more than 50 countries. With a diverse workforce of about 125,000 people, ING Groep comprises a broad spectrum of prominent companies that increasingly serve their clients under the ING brand.

On October 19, 2008, ING Groep announced that it reached an agreement with the Dutch government to strengthen its capital position, creating a strong buffer to navigate the current market and economic environment. ING Groep will issue non-voting core Tier-1 securities for a total consideration of EUR 10 billion to the Dutch State. The transaction boosts ING Bank's core Tier-1 ratio, strengthens the insurance balance sheet and reduces ING Groep's Debt/Equity ratio.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements. Such policies are in conformity with U.S. generally accepted accounting principles ("GAAP") for investment companies.

A.  Security Valuation. Investments in equity securities traded on a national securities exchange are valued at the last reported sale price. Securities reported by NASDAQ will be valued at the NASDAQ official closing prices. Securities traded on an exchange or NASDAQ for which there has been no sale and securities traded in the over-the-counter-market are valued at the mean between the last reported bid and ask prices. All investments quoted in foreign currencies will be valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at that time. Debt securities are valued at prices obtained from independent services or from one or more dealers making markets in the securities and may be adjusted based on the Fund's valuation procedures. U.S. government obligations are valued by using market quotations or independent pricing services that use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics.

Securities and assets for which market quotations are not readily available (which may include certain restricted securities which are subject to limitations as to their sale) are valued at their fair values as defined by the 1940 Act, and as determined in good faith by or under the supervision of the Funds' Board of Directors (the ''Board''), in accordance with methods that are specifically authorized by the Board. Securities traded on exchanges, including foreign exchanges, which

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2008 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

close earlier than the time that a Fund calculates its net asset value ("NAV") may also be valued at their fair values as defined by the 1940 Act, and as determined in good faith by or under the supervision of the Board, in accordance with methods that are specifically authorized by the Board. The valuation techniques applied in any specific instance are likely to vary from case to case. With respect to a restricted security, for example, consideration is generally given to the cost of the investment, the market value of any unrestricted securities of the same class at the time of valuation, the potential expiration of restrictions on the security, the existence of any registration rights, the costs to the Funds related to registration of the security, as well as factors relevant to the issuer itself. Consideration may also be given to the price and extent of any public trading in similar securities of the issuer or comparable companies' securities.

The value of a foreign security traded on an exchange outside the United States is generally based on the price of a foreign security on the principal foreign exchange where it trades as of the time a Fund determines its NAV or if the foreign exchange closes prior to the time a Fund determines its NAV, the most recent closing price of the foreign security on its principal exchange. Trading in certain non-U.S. securities may not take place on all days on which the New York Stock Exchange ("NYSE") is open. Further, trading takes place in various foreign markets on days on which the NYSE is not open. Consequently, the calculation of a Fund's NAV may not take place contemporaneously with the determination of the prices of securities held by a Fund in foreign securities markets. Further, the value of a Fund's assets may be significantly affected by foreign trading on days when a shareholder cannot purchase or redeem shares of a Fund. In calculating a Fund's NAV, foreign securities in foreign currency are converted to U.S. dollar equivalents.

If an event occurs after the time at which the market for foreign securities held by a Fund closes but before the time that a Fund's NAV is calculated, such event may cause the closing price on the foreign exchange to not represent a readily available reliable market value quotation for such securities at the time a Fund determines its NAV. In such a case, a Fund will use the fair value of such securities as determined under a Fund's valuation procedures. Events after the close of trading on a foreign market that could require a Fund to fair value some or all of its foreign securities include, among others, securities trading in the U.S. and other markets, corporate announcements, natural and other disasters, and political and other events. Among other elements of analysis in the determination of a security's fair value, the Board has authorized the use of one or more independent research services to assist with such determinations. An independent research service may use statistical analyses and quantitative models to help determine fair value as of the time a Fund calculates its NAV. There can be no assurance that such models accurately reflect the behavior of the applicable markets or the effect of the behavior of such markets on the fair value of securities, or that such markets will continue to behave in a fashion that is consistent with such models. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment. Consequently, the fair value assigned to a security may not represent the actual value that a Fund could obtain if it were to sell the security at the time of the close of the NYSE. Pursuant to procedures adopted by the Board, each Fund is not obligated to use the fair valuations suggested by any research service, and valuation recommendations provided by such research services may be overridden if other events have occurred or if other fair valuations are determined in good faith to be more accurate. Unless an event is such that it causes a Fund to determine that the closing prices for one or more securities do not represent readily available reliable market value quotations at the time a Fund determines its NAV, events that occur between the time of the close of the foreign market on which they are traded and the close of regular trading on the NYSE will not be reflected in a Fund's NAV. Investments in securities maturing in 60 days or less from the date of acquisition are valued at amortized cost, which approximates market value.

Effective for fiscal years beginning after November 15, 2007, Financial Accounting Standards Board ("FASB") Statement of Financial Accounting Standards No. 157, "Fair Value Measurements", establishes a hierarchy for measuring fair value of assets and liabilities. As required by the standard, each investment asset or liability of a Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as "Level 1", inputs other than quoted prices for an asset that are observable are classified as "Level 2" and unobservable inputs, including the sub-adviser's judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as "Level 3". The inputs used for valuing securities are not necessarily an indication of the risks

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2008 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

associated with investing in those securities. A table summarizing the Funds' investments under these levels of classification is included following the Portfolios of Investments.

Effective for fiscal years and interim periods ending after November 15, 2008, the FASB issued FASB Staff Position ("FSP") No. FAS 133-1 and FASB Interpretation Number ("FIN") 45-4, "Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45; and Clarification of the Effective Date of FASB Statement No. 161." The amendments to FAS 133 require enhanced disclosure regarding credit derivatives sold, including (1) the nature and terms of the credit derivative, reasons for entering into the credit derivative, the events or circumstances that would require the seller to perform under the credit derivative, and the current status of the payment/performance risk of the credit derivative, (2) the maximum potential amount of future payments (undiscounted) the seller could be required to make under the credit derivative, (3) the fair value of the credit derivative, and (4) the nature of any recourse provisions and assets held either as collateral or by third parties. The amendments to FIN 45 require additional disclosures about the current status of the payment/performance risk of a guarantee. All changes to accounting policies have been made in accordance with the FSP and incorporated for the current period as part of the Notes to Financial Statements and Portfolio of Investments.

B.  Security Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Funds. Premium amortization and discount accretion are determined by the effective yield method.

C.  Foreign Currency Translation. The books and records of the Funds are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1)  Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at the end of the day.

(2)  Purchases and sales of investment securities, income and expenses — at the exchange rates prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at the end of the day, the Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities which are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statements of Assets and Liabilities for the estimated tax withholding based on the securities' current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding tax reclaims recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include, but are not limited to revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities.

D.  Foreign Currency Transactions and Futures Contracts. For the purposes of hedging only (except for Balanced), each Fund may enter into foreign currency exchange transactions to convert to and from different foreign currencies and to and from the U.S. dollar in connection with the planned purchases or sales of securities. The Funds either enter into these transactions on a spot basis at the spot rate prevailing in the foreign currency exchange market or use forward foreign currency contracts to purchase or sell foreign currencies. When the contract is fulfilled or closed, gains or losses are realized. Until then, the gain or loss is included in unrealized appreciation or depreciation. Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2008 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

terms of their forward contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Each Fund may enter into futures contracts involving foreign currency, interest rates, securities and security indices. A futures contract obligates the seller of the contract to deliver and the purchaser of the contract to take delivery of the type of foreign currency, financial instrument or security called for in the contract at a specified future time for a specified price. Upon entering into such a contract, a Fund is required to deposit and maintain as collateral such initial margin as required by the exchange on which the contract is traded. Pursuant to the contract, a Fund agrees to receive from or pay to the broker an amount equal to the daily fluctuations in the value of the contract. Such receipts or payments are known as variation margins and are recorded as unrealized gains or losses by the Fund. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

E.  Distributions to Shareholders. The Funds record distributions to their shareholders on the ex-dividend date. 130/30 Fundamental Research, Corporate Leaders 100 and Small Company pay dividends annually. Balanced and Growth and Income pay dividends semi-annually. Tactical Asset Allocation pays dividends quarterly. The Funds may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies.

F.  Federal Income Taxes. It is the policy of the Funds to comply with the requirements of subchapter M of the Internal Revenue Code and related excise tax provisions applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized capital gains to their shareholders. Therefore, no federal income tax provision is required. Management has considered the sustainability of the Funds tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

The Funds may utilize equalization accounting for tax purposes, whereby a portion of redemption payments are treated as distributions of income or gain for income tax purposes.

G.  Use of Estimates. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

H.  Repurchase Agreements. Each Fund may invest in repurchase agreements only with government securities dealers recognized by the Board of Governors of the Federal Reserve System. Under such agreements, the seller of the security agrees to repurchase it at a mutually agreed upon time and price. The resale price is in excess of the purchase price and reflects an agreed upon interest rate for the period of time the agreement is outstanding. The period of the repurchase agreements is usually short, from overnight to one week, while the underlying securities generally have longer maturities. Each Fund will receive as collateral securities acceptable to it whose market value is equal to at least 100% of the carrying amount of the repurchase agreements, plus accrued interest, being invested by a Fund. The underlying collateral is valued daily on a mark to market basis to assure that the value, including accrued interest, is at least equal to the repurchase price. There would be potential loss to a Fund in the event the Fund is delayed or prevented from exercising its right to dispose of the collateral, and it might incur disposition costs in liquidating the collateral.

I.  Short Sales. 130/30 Fundamental Research engages in short sales (selling securities it does not own) as a part of its normal investment activities. These short sales are collateralized by cash deposits with the counterparty broker, Goldman, Sachs & Co., and pledged securities held at the custodian, The Bank of New York Mellon. The collateral required is determined daily by reference to the market value of the short positions. The short stock rebate presented in the Statements of Operations represents the net income earned on short sale proceeds held on deposit with the broker and margin interest earned or incurred on short sale transactions. Margin interest is the income earned (or expense incurred) as a result of the market value of securities sold short being less than (or

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2008 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

greater than) the proceeds received from the short sales. The Fund is subject to risk of loss if the broker were to fail to perform its obligation under contractual terms. Dividends declared on short positions existing on the record date are recorded on the ex-dividend date as an expense on the Statement of Operations. Liabilities for securities sold short are reported at market value in the financial statements. Short sale transactions result in off-balance sheet risk because the ultimate obligation may exceed the amount shown in the accompanying statement of assets and liabilities. The Fund will incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the price of the security declines between those dates. Short selling involves the risk of potentially unlimited increase in the market value of the security sold short, which could result in potentially unlimited loss for the Fund.

J.  Securities Lending. Each Fund has the option to temporarily loan up to 30% of its total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender's fee. The borrower is required to fully collateralize the loans with cash or U.S. government securities. Generally, in the event of counterparty default, the Fund has the right to use collateral to offset losses incurred. There would be potential loss to the Fund in the event the Fund is delayed or prevented from exercising its right to dispose of the collateral. The Fund bears the risk of loss with respect to the investment of collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Fund.

K.  Options Contracts. Each Fund may purchase put and call options and may write (sell) put options and covered call options. These Funds may engage in option transactions as a hedge against adverse movements in the value of portfolio holdings or to increase market exposure. Option contracts are valued daily and unrealized gains or losses are recorded based upon the last sales price on the principal exchange on which the options are traded. The Funds will realize a gain or loss upon the expiration or closing of the option contract. When an option is exercised, the proceeds on sales of the underlying security for a written call option, the purchase cost of the security for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid. Realized and unrealized gains or losses on option contracts are reflected in the accompanying financial statements. The risk in writing a call option is that the Funds give up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Funds may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Funds pay a premium whether or not the option is exercised. Risks may also arise from an illiquid secondary market or from the inability of counterparties to meet the terms of the contract.

L.  Swap Agreements. Certain funds may enter into swap agreements. A swap is an agreement between two parties pursuant to which each party agrees to make one or more payments to the other at specified future intervals based on the return of an asset (such as a stock, bond or currency) or non-asset reference (such as an interest rate or index). The swap agreement will specify the "notional" amount of the asset or non-asset reference to which the contract relates. Subsequent changes in market value, if any, are calculated based upon changes in the performance of the asset or non-asset reference multiplied by the notional value of the contract. A Fund may enter into credit default, interest rate, total return and currency swaps to manage its exposure to credit, currency and interest rate risk. All outstanding swap agreements are reported following each Fund's Portfolio of Investments.

Swaps are marked to market daily using quotations primarily from third party pricing services, counterparties or brokers. The value of the swap contract is recorded on the Statements of Assets or Liabilities. During the term of the swap, changes in the value of the swap, if any, is recorded as unrealized gains or losses on the Statements of Operations. Upfront payments made and/or received by a Fund when entering into the agreements are recorded as the cost of the swap and are reported on the Statements of Assets and Liabilities and as a component of the unrealized gain or loss on the Statements of Operations until termination. These upfront payments represent the amounts made or received when initially entering into the contract to offset the differences between the swap agreements and the prevailing market conditions at time of the contract. Upon termination, these upfront payments are recorded as a realized gain or loss on the Statements of Operations. A Fund also records periodic payments made and/or

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2008 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

received on the swap contract as a realized gain or loss on the Statements of Operations.

Entering into swap agreements involves the risk that the maximum potential loss of an investment exceeds the current value of the investment as reported on the Statements of Assets and Liabilities. Other risks involve the possibility that the counterparty to the agreements may default on its obligation to perform, that there will be no liquid market for these investments and that unfavorable changes in the market will have a negative impact on the value of the index or securities underlying the respective swap agreement.

Credit Default Swap Contracts. A credit default swap is a bilateral agreement between counterparties in which the buyer of the protection agrees to make a stream of periodic payments to the seller of protection in exchange for the right to receive a specified return in the event of a default or other credit event for a referenced entity, obligation or index. As a seller of protection on credit default swaps, a Fund will generally receive from the buyer a fixed payment stream based on the notional amount of the swap contract. This fixed payment stream will continue until the swap contract expires or a defined credit event occurs.

A Fund is subject to credit risk in the normal course of pursuing its investment objectives. As a seller of protection in a credit default swap, the Fund may execute these contracts to manage its exposure to the market or certain sectors of the market. The Fund may also enter into credit default swaps to speculate on changes in an issuer's credit quality, to take advantage of perceived spread advantages, or to offset an existing short equivalent (i.e. buying protection on an equivalent reference entity).

The Fund may sell credit default swaps which expose it to the risk of loss from credit risk- related events specified in the contract. Although contract-specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default or repudiation/moratorium. If a Fund is a seller of protection, and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will generally either (i) pay to the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations, or underlying securities comprising a referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising a referenced index. If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

In assessing the status of payment or performance risk for a seller of protection, unrealized losses imply widening credit spreads when selling protection. A decrease in market value and a resulting unrealized loss position suggests a deterioration of the referenced entity's credit soundness. As the notional amount represents the total obligation that would be due upon a credit event, market values that approach this loss, offset by any upfront payments received, serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. Unrealized losses, market values, and upfront payments for all credit default swap agreements in which a Fund is a seller of protection have been disclosed in the Portfolio of Investments.

The maximum amount of future payments (undiscounted) that a Fund as seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of November 30, 2008 for which a

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2008 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Fund is seller of protection are disclosed in the Portfolio of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreements, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Fund for the same referenced entity or entities

Interest Rate Swap Contracts. An interest rate swap involves the agreement between counterparties to exchange periodic payments based on interest rates. One payment will be based on a floating rate of a specified interest rate while the other will be a fixed rate. Risks involve the future fluctuations of interest rates in which the fund may make payments that are greater than what the fund received from the counterparty. Other risks include credit, liquidity and market risk.

Total Return Swap Contracts. A total return swap involves the agreement between counterparties to exchange periodic payments based on an asset (such as a basket of securities) or non-asset (such as an index) reference. The periodic payments or cash flows, are usually based on the non-asset reference versus the total return or the asset-based reference. The asset-based reference generally includes unrealized appreciation or depreciation and to the extent that the total return falls short of or exceeds the non-asset reference, a Fund will make or receive a payment to the counterparty. Risks of total return swaps include credit, liquidity and market risks.

Currency Swaps. A currency swap involves the agreement between counterparties to exchange two difference currencies at contract inception at the prevailing spot rate, and to reverse the exchange at a later agreed upon termination date. The currency exchange at termination may take place at the original exchange rate, an agreed upon exchange rate or the prevailing spot rate on the date of termination. The contract may also include periodic interest payments based on a specified interest rate. Risks of currency swaps include, but are not limited to, credit, liquidity, market, and exchange rate fluctuations which may involve a Fund paying an amount greater than originally received at the time of entering into the contract.

Structured Products. Certain Funds invest in structured products which are specially-designed derivative investments whose principal payments or interest payments are linked to the performance of underlying foreign currencies, interest rate spreads, stock market indices, prices of individual securities, commodities or other financial instruments or the occurrence of other specific events. The terms and conditions of these products may be 'structured' by the purchaser and the borrower issuing the note. The market value of these products will increase or decrease based on the performance of the underlying asset or reference. A Fund records the changes in the market value of these structured products as an unrealized gain or loss in the accompanying Statements of Operations. The Fund records a realized gain or loss when a structured product is sold or matures.

Risks associated with structured products include credit risk (if the counterparty fails to meet its obligation) and interest rate risk. Since the Fund enters into the transaction with the borrower at par value, the Fund could receive more or less than it originally invested when a note matures. The prices of the notes may also be very volatile and may have limited liquidity in the market which can make it difficult for the Fund to value or sell at an advantageous price.

M.  Illiquid and Restricted Securities. Illiquid securities are not readily marketable. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the Funds to sell them promptly at an acceptable price. Each Fund may also invest in restricted securities, which include those sold under Rule 144A of the Securities Act of 1933 ("1933 Act") or securities offered pursuant to Section 4(2) of the 1933 Act, and/or are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Certain restricted securities may be considered liquid pursuant to procedures adopted by the Board or may be deemed to be illiquid because they may not be readily marketable. Illiquid and restricted securities are valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value determined under procedures approved by the Board.

N.  When-Issued and Delayed-Delivery Transactions. The Funds may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2008 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

fixed at the time the transaction is negotiated. The market value of such is identified in each Fund's Portfolio of Investments. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Funds are required to segregate liquid assets with the Funds' custodian sufficient to cover the purchase price.

O.  Organization Expenses and Offering Costs. Costs incurred with the organization of the Funds are expensed as incurred. Costs incurred with the offering of shares of the Funds are deferred and amortized over a period of twelve months.

P.  Mortgage Dollar Roll Transactions. In connection with a Fund's ability to purchase or sell securities on a when-issued basis, each Fund may engage in dollar roll transactions with respect to mortgage-backed securities issued by Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corporation. In a dollar roll transaction, a Fund sells a mortgage-backed security to a financial institution, such as a bank or broker/dealer, and simultaneously agrees to repurchase a substantially similar (i.e., same type, coupon, and maturity) security from the institution on a delayed delivery basis at an agreed upon price. The mortgage-backed securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. The Funds account for dollar roll transactions as purchases and sales.

Q.  Indemnifications. In the normal course of business, the Funds may enter into contracts that provide certain indemnifications. The Funds' maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

NOTE 3 — INVESTMENT TRANSACTIONS

For the six months ended November 30, 2008, the cost of purchases and proceeds from the sales of securities, excluding short-term securities, were as follows:

	Purchases	Sales
Balanced	$119,651,531	$141,217,908
Growth and Income	263,084,202	278,654,684
130/30 Fundamental Research	8,250,210	9,293,504
Corporate Leaders 100	15,086,711	7,490,078
Small Company	145,773,509	92,969,745
Tactical Asset Allocation	11,745,798	24,840,875

U.S. government securities not included above were as follows:

	Purchases	Sales
Balanced	$176,791,633	$178,161,465
For 130/30 Fundamental Research, short sales and purchases to cover were $2,134,811 and $3,110,527, respectively.

NOTE 4 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES

The Funds entered into an investment management agreement ("Management Agreement") with ING Investments. The Management Agreement compensates the Investment Adviser with a fee, computed daily and payable monthly, based on the average daily net assets of each Fund, at the following annual rates:

For Balanced — 0.750% on the first $500 million, 0.675% on the next $500 million and 0.650% in excess of $1 billion; for Growth and Income — 0.700% on the first $250 million, 0.650% on the next $250 million, 0.625% on the next $250 million, 0.600% on the next $1.25 billion and 0.550% in excess of $2 billion; for 130/30 Fundamental Research — 0.800% on first $500 million, 0.750% on next $500 million and 0.700% in excess of $1 billion; for Corporate Leaders 100 — 0.400% on all assets; for Small Company — 0.850% on the first $250 million, 0.800% on the next $250 million, 0.775% on the next $250 million, 0.750% on the next $1.25 billion and 0.725% in excess of $2 billion; and for Tactical Asset Allocation — 0.450% on all assets.

The Investment Adviser entered into a sub-advisory agreement with ING IM for each of the Funds. Subject to such policies as the Board or the Investment Adviser may determine, ING IM manages each Fund's assets in accordance with the Fund's investment objectives, policies, and limitations.

ING Funds Services, LLC ("IFS"), an indirect, wholly-owned subsidiary of ING Groep, acts as administrator and provides certain administrative and shareholder services necessary for Fund operations and is responsible for the supervision of other service

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2008 (UNAUDITED) (CONTINUED)

NOTE 4 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES (continued)

providers. For its services, IFS is entitled to receive from Balanced, Growth and Income, 130/30 Fundamental Research, and Small Company a fee at an annual rate of 0.08% of average daily net assets. For Corporate Leaders 100 and Tactical Asset Allocation, IFS is entitled to receive a fee at an annual rate of 0.10% of average daily net assets.

The Investment Adviser has entered into a service agreement with ING Life Insurance and Annuity Company ("ILIAC"), an indirect, wholly-owned subsidiary of ING Groep; under which ILIAC will provide various administrative and shareholder services to certain Class A and Class I shareholders of the Funds except, 130/30 Fundamental Research, Corporate Leaders 100 and Tactical Asset Allocation that purchased their shares through ILIAC. In exchange for these services, the Investment Adviser pays ILIAC a fee of up to 0.425% of the average daily net assets associated with those shares. For the six months ended November 30, 2008, ILIAC received $72,003 and $111,911 from Class A and Class I, respectively, for its services.

ING Funds are permitted to invest end-of-day cash balances into ING Institutional Prime Money Market Fund. Investment management fees paid by the Funds will be reduced by an amount equal to the management fees paid indirectly to ING Institutional Prime Money Market Fund with respect to assets invested by the Funds. For the six months ended November 30, 2008, Balanced and Growth and Income waived $1,318 and $1,488 of such management fees, respectively. 130/30 Fundamental Research, Corporate Leaders 100, Small Company, and Tactical Asset Allocation waived $77, $35, $1,014, and $340 of such management fees, respectively. These fees are not subject to recoupment.

NOTE 5 — DISTRIBUTION AND SERVICE FEES

Each share class of the Funds (except as noted below) has adopted a Plan pursuant to Rule 12b-1 under the 1940 Act (the "12b-1 Plans"), whereby the Distributor is compensated by the Funds for expenses incurred in the distribution of each Fund's shares ("Distribution Fees"). Pursuant to the 12b-1 Plans, the Distributor is entitled to a payment each month to compensate for expenses incurred in the distribution and promotion of each Fund's shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or shareholder servicing fees ("Service Fees") paid to securities dealers who have executed a distribution agreement with the Distributor. Under the 12b-1 Plans, each class of shares, with the exception of Class I and Class W, of the Funds pays the Distributor a Distribution and/or Service Fee based on average daily net assets at the following rates:

	Class A	Class B	Class C	Class O
Balanced	0.25%	1.00%	1.00%	0.25%
Growth and Income	0.25%	1.00%	1.00%	N/A
130/30 Fundamental Research	0.25%	1.00%	1.00%	N/A
Corporate Leaders 100	0.25%	1.00%	1.00%	N/A
Small Company	0.25%	1.00%	1.00%	0.25%

Presently, the Funds' class-specific expenses are limited to distribution fees incurred in connection with Class A, Class B, and Class C shares and service fees in connection with Class B, Class C and Class O shares. For the six months ended November 30, 2008, the Distributor retained the following amounts in sales charges:

Initial Sales Charges:	Class A Shares	Class C Shares
Balanced	$2,741	N/A
Growth and Income	2,834	N/A
Small Company	3,880	N/A
Contingent Deferred Sales Charges:	Class A Shares	Class C Shares
Balanced	$226	$217
Growth and Income	4	483
130/30 Fundamental Research	—	220
Corporate Leaders 100	—	875
Small Company	3,114	1,475

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATED AND RELATED PARTIES

The Investment Adviser may direct the Funds' portfolio managers to use their best efforts (subject to obtaining best execution of each transaction) to allocate the Funds' equity security transactions through certain designated broker-dealers. The designated broker-dealer, in turn, will reimburse a portion of the brokerage commissions to pay certain expenses of that Fund. Any amount credited to the Fund is reflected as brokerage commission recapture in the Statements of Operations.

At November 30, 2008, the Funds had the following amounts recorded in payable to affiliates on the accompanying Statements of Assets and Liabilities (see Notes 4 and 5):

Fund	Accrued Investment Management Fees	Accrued Administrative Fees	Accrued Shareholder Service and Distribution Fees	Total
Balanced	$85,006	$9,082	$52,537	$146,625
Growth and Income	129,215	14,789	52,550	196,554
130/30 Fundamental Research	4,350	437	1,404	6,191
Corporate Leaders 100	1,870	468	1,824	4,162
Small Company	73,696	6,948	22,269	102,913
Tactical Asset Allocation	26,150	5,823	—	31,973

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2008 (UNAUDITED) (CONTINUED)

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATED AND RELATED PARTIES (continued)

The Company has adopted a Deferred Compensation Plan (the "Plan"), which allows eligible non-affiliated directors as described in the Plan to defer the receipt of all or a portion of the directors' fees payable. Deferred fees are invested in various funds advised by ING Investments until distribution in accordance with the Plan.

At November 30, 2008, the following indirect, wholly-owned subsidiaries of ING Groep owned the following Funds:

ING Global Target Payment Fund — Tactical Asset Allocation (5.12%).

ING Life Insurance and Annuity Company — 130/30 Fundamental Research (96.55%).

ING National Trust — Balanced (6.00%); Growth and Income (8.91%); and Small Company (22.02%).

ING Strategic Allocation Growth Fund — Tactical Asset Allocation (8.57%).

ING Strategic Allocation Moderate Fund — Tactical Asset Allocation (9.09%).

ING VP Strategic Allocation Conservative Portfolio — Tactical Asset Allocation (11.77%).

ING VP Strategic Allocation Growth Portfolio — Tactical Asset Allocation (30.33%).

ING VP Strategic Allocation Moderate Portfolio — Tactical Asset Allocation (31.82%).

ReliaStar Life Insurance Company — Corporate Leaders 100 (61.75%).

Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a company. The 1940 Act defines affiliates as companies that are under common control. Investment activities of these shareholders could have a material impact on the Funds.

NOTE 7 — OTHER ACCRUED EXPENSES AND LIABILITIES

At November 30, 2008, the following fund had the following expense included in Other Accrued Expenses and Liabilities on the Statements of Assets and Liabilities that exceeded 5% of total liabilities.

Fund	Accrued Expense	Amount
Corporate Leaders 100	Offering	$6,273

NOTE 8 — EXPENSE LIMITATIONS

ING Investments entered into a written expense limitation agreement ("Expense Limitation Agreement") with each Fund whereby the Investment Adviser has agreed to limit expenses, excluding interest expense, taxes, brokerage commissions, extraordinary expenses and acquired fund fees and expenses to the levels listed below:

	Class A	Class B	Class C	Class I	Class O	Class W
Balanced	1.23%	1.98%	1.98%	0.98%	1.23%	N/A
Growth and Income	1.08%	1.83%	1.83%	0.83%	N/A	N/A
130/30 Fundamental Research	1.40%	2.15%	2.15%	1.15%	N/A	N/A
Corporate Leaders 100	0.90%	1.65%	1.65%	0.65%	N/A	0.65%
Small Company	1.50%	2.25%	2.25%	1.25%	1.50%	N/A
Tactical Asset Allocation	N/A	N/A	N/A	0.70%	N/A	N/A

The Investment Adviser may at a later date recoup from a Fund for management fees waived and other expenses assumed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, the Fund's expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statements of Operations for each Fund. Amounts payable by the Investment Adviser are reflected on the accompanying Statements of Assets and Liabilities for each Fund.

As of November 30, 2008, the amounts of waived or reimbursed fees that are subject to possible recoupment by the Investment Adviser, and the related expiration dates are as follows:

	November 30,
	2009	2010	2011	Total
Balanced	$—	$388,621	$552,155	$940,776
Growth and Income	—	—	780,600	780,600
130/30 Fundamental Research	62,587	112,531	74,499	249,617
Corporate Leaders 100	—	—	44,198	44,198
Tactical Asset Allocation	—	—	25,168	25,168

The Expense Limitation Agreement is contractual and shall renew automatically for one-year terms unless ING Investments provides written notice of the termination of the Expense Limitation Agreement within 90 days of the end of the then current term.

NOTE 9 — LINE OF CREDIT

All of the Funds included in this report, in addition to certain other funds managed by the Investment Adviser, have entered into an unsecured committed revolving line of credit agreement (the "Credit Agreement") with Citibank, N.A. for an aggregate amount of $100,000,000. The proceeds may be used to:

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2008 (UNAUDITED) (CONTINUED)

NOTE 9 — LINE OF CREDIT (continued)

(1) temporarily finance the purchase and sale of securities; (2) finance the redemption of shares of an investor in the Funds; and (3) enable the Funds to meet other emergency expenses as defined in the Credit Agreement. In addition, 130/30 Fundamental Research may use proceeds from the line of credit to purchase securities held as part of its normal investment operations. The Funds to which the line of credit is available pay a commitment fee equal to 0.08% per annum on the daily unused portion of the committed line amount.

On November 11, 2008, the Board approved an extension of the unsecured committed revolving line of credit agreement (the "Credit Agreement") with Citibank, N.A. for an aggregate amount of $100,000,000. The Credit Agreement was extended for an additional thirty-day period, terminating on December 18, 2008. The funds to which the line of credit is available pay a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount. Each of the Funds will pay its pro rata share of the commitment fee.

On December 11, 2008, the Board approved an unsecured committed revolving line of credit agreement (the "Credit Agreement") with The Bank of New York Mellon for an aggregate amount of $100,000,000, effective December 18, 2008 for a 364-day period, terminating on December 16, 2009. The proceeds may be used to: (1) temporarily finance the purchase and sale of securities; (2) finance the redemption of shares of an investor in the Funds; and (3) enable the Funds to meet other emergency expenses as defined in the Credit Agreement. The Funds to which the line of credit is available pay a commitment fee equal to 0.125% per annum on the daily unused portion of the committed line amount.

Generally, borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance.

The following Funds utilized the line of credit during the six months ended November 30, 2008:

Fund	Days Utilized	Approximate Average Daily Balance For Days Utilized	Approximate Weighted Averate Interest Rate For Days Utilized
Balanced	8	$1,116,250	0.77%
Small Company(1)	11	3,525,455	1.29%

(1)  At November 30, 2008, Small Company had an outstanding balance of $8,700,000.

NOTE 10 — CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

	Class A		Class B		Class C
	Six Months Ended November 30, 2008	Year Ended May 31, 2008	Six Months Ended November 30, 2008	Year Ended May 31, 2008	Six Months Ended November 30, 2008	Year Ended May 31, 2008
Balanced (Number of Shares)
Shares sold	518,562	1,102,543	63,777	184,942	48,242	187,971
Reinvestment of distributions	55,713	337,582	12,028	128,032	11,071	85,795
Shares redeemed	(1,557,565)	(3,094,478)	(970,539)	(1,957,883)	(513,790)	(942,318)
Net decrease in shares outstanding	(983,290)	(1,654,353)	(894,734)	(1,644,909)	(454,477)	(668,552)
Balanced ($)
Shares sold	$5,486,321	$13,772,161	$647,483	$2,277,142	$496,334	$2,291,173
Reinvestment of distributions	625,095	4,208,489	133,630	1,575,943	123,104	1,057,399
Shares redeemed	(16,350,595)	(38,613,226)	(10,123,586)	(24,072,597)	(5,205,506)	(11,650,128)
Net decrease	$(10,239,179)	$(20,632,576)	$(9,342,473)	$(20,219,512)	$(4,586,068)	$(8,301,556)

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2008 (UNAUDITED) (CONTINUED)

NOTE 10 — CAPITAL SHARES (continued)

	Class I		Class O
	Six Months Ended November 30, 2008	Year Ended May 31, 2008	Six Months Ended November 30, 2008	Year Ended May 31, 2008
Balanced (Number of Shares)
Shares sold	60,668	88,105	164,645	976,997
Reinvestment of distributions	19,107	100,086	27,996	134,782
Shares redeemed	(162,687)	(714,258)	(491,719)	(878,616)
Net increase (decrease) in shares outstanding	(82,912)	(526,067)	(299,078)	233,163
Balanced ($)
Shares sold	$622,658	$1,090,540	$1,738,731	$12,070,487
Reinvestment of distributions	213,802	1,246,806	312,159	1,669,333
Shares redeemed	(1,616,726)	(9,032,284)	(4,995,020)	(10,857,468)
Net increase (decrease)	$(780,266)	$(6,694,938)	$(2,944,130)	$2,882,352

	Class A		Class B		Class C
	Six Months Ended November 30, 2008	Year Ended May 31, 2008	Six Months Ended November 30, 2008	Year Ended May 31, 2008	Six Months Ended November 30, 2008	Year Ended May 31, 2008
Growth and Income (Number of Shares)
Shares sold	511,706	825,336	38,872	149,467	72,685	77,992
Proceeds from shares issued in merger	—	23,277,305	—	1,312,630	—	418,514
Reinvestment of distributions	125,291	98,486	1,703	1,972	828	874
Shares redeemed	(2,190,022)	(3,036,446)	(383,800)	(661,836)	(102,735)	(112,377)
Net increase (decrease) in shares outstanding	(1,553,025)	21,164,681	(343,225)	802,233	(29,222)	385,003
Growth and Income ($)
Shares sold	$5,392,982	$10,609,755	$381,923	$1,909,551	$614,887	$990,511
Proceeds from shares issued in merger	—	303,960,400	—	16,861,360	—	5,359,953
Reinvestment of distributions	1,479,722	1,301,299	19,805	25,570	9,593	11,268
Shares redeemed	(22,243,563)	(38,262,613)	(3,942,128)	(8,250,798)	(993,252)	(1,381,846)
Net increase (decrease)	$(15,370,859)	$277,608,841	$(3,540,400)	$10,545,683	$(368,772)	$4,979,886

	Class I
	Six Months Ended November 30, 2008	Year Ended May 31, 2008
Growth and Income (Number of Shares)
Shares sold	131,954	243,767
Proceeds from shares issued in merger	—	265,711
Reinvestment of distributions	12,184	16,236
Shares redeemed	(141,457)	(573,671)
Net increase (decrease) in shares outstanding	2,681	(47,957)
Growth and Income ($)
Shares sold	$1,252,526	$3,037,534
Proceeds from shares issued in merger	—	3,479,039
Reinvestment of distributions	144,255	216,394
Shares redeemed	(1,551,013)	(7,240,525)
Net decrease	$(154,232)	$(507,558)

	Class A		Class B		Class C
	Six Months Ended November 30, 2008	Year Ended May 31, 2008	Six Months Ended November 30, 2008	Year Ended May 31, 2008	Six Months Ended November 30, 2008	Year Ended May 31, 2008
130/30 Fundamental Research (Number of Shares)
Shares sold	729	32,249	362	4,040	—	10,734
Reinvestment of distributions	—	747	—	49	—	185
Shares redeemed	(7,974)	(20,670)	(144)	(2,594)	(3,011)	(276)
Net increase (decrease) in shares outstanding	(7,245)	12,326	218	1,495	(3,011)	10,643
130/30 Fundamental Research ($)
Shares sold	$5,834	$356,646	$3,219	$41,854	$—	$112,272
Reinvestment of distributions	—	7,977	—	517	—	1,943
Shares redeemed	(64,815)	(215,981)	(1,133)	(25,423)	(24,405)	(2,538)
Net increase (decrease)	$(58,981)	$148,642	$2,086	$16,948	$(24,405)	$111,677

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2008 (UNAUDITED) (CONTINUED)

NOTE 10 — CAPITAL SHARES (continued)

	Class I
	Six Months Ended November 30, 2008	Year Ended May 31, 2008
130/30 Fundamental Research (Number of Shares)
Shares sold	104	183
Reinvestment of distributions	—	5
Shares redeemed	(1)	(100)
Net increase in shares outstanding	103	88
130/30 Fundamental Research ($)
Shares sold	$971	$1,971
Reinvestment of distributions	—	53
Shares redeemed	(7)	(1,035)
Net increase	$964	$989

	Class A	Class B	Class C	Class I	Class W
	June 30, 2008(1) to November 30, 2008	June 30, 2008(1) to November 30, 2008	June 30, 2008(1) to November 30, 2008	June 30, 2008(1) to November 30, 2008	June 30, 2008(1) to November 30, 2008
Corporate Leaders 100 (Number of Shares)
Shares sold	612,674	23,761	191,367	301	42,051
Shares redeemed	(10,972)	(10,852)	(35,962)	—	(300)
Net increase in shares outstanding	601,702	12,909	155,405	301	41,751
Corporate Leaders 100 ($)
Shares sold	$6,047,789	$216,415	$1,566,047	$3,032	$372,401
Shares redeemed	(106,887)	(95,279)	(346,301)	—	(2,264)
Net increase	$5,940,902	$121,136	$1,219,746	$3,032	$370,137

	Class A		Class B		Class C
	Six Months Ended November 30, 2008	Year Ended May 31, 2008	Six Months Ended November 30, 2008	Year Ended May 31, 2008	Six Months Ended November 30, 2008	Year Ended May 31, 2008
Small Company (Number of Shares)
Shares sold	6,910,164	1,539,339	37,571	46,285	231,963	142,632
Reinvestment of distributions	—	1,033,563	—	92,737	—	55,152
Shares redeemed	(3,016,215)	(1,785,725)	(82,177)	(190,875)	(149,793)	(123,889)
Net increase (decrease) in shares outstanding	3,893,949	787,177	(44,606)	(51,853)	82,170	73,895
Small Company ($)
Shares sold	$78,327,091	$21,296,914	$434,995	$643,029	$2,656,908	$1,829,452
Reinvestment of distributions	—	13,498,316	—	1,168,576	—	689,403
Shares redeemed	(27,984,078)	(26,245,723)	(894,671)	(2,679,516)	(1,539,972)	(1,605,548)
Net increase (decrease)	$50,343,013	$8,549,507	$(459,676)	$(867,911)	$1,116,936	$913,307

	Class I		Class O
	Six Months Ended November 30, 2008	Year Ended May 31, 2008	June 4, 2008(1) to November 30, 2008
Small Company (Number of Shares)
Shares sold	211,422	149,390	22,691
Reinvestment of distributions	—	383,086	—
Shares redeemed	(193,198)	(387,937)	(2,115)
Net increase in shares outstanding	18,224	144,539	20,576
Small Company ($)
Shares sold	$2,643,928	$2,324,677	$251,431
Reinvestment of distributions	—	5,374,696	—
Shares redeemed	(2,412,058)	(5,711,117)	(23,775)
Net increase	$231,870	$1,988,256	$227,656

(1) Commencement of operations.

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2008 (UNAUDITED) (CONTINUED)

NOTE 10 — CAPITAL SHARES (continued)

	Class I
	Six Months Ended November 30, 2008	March 28, 2008(1) to May 31, 2008
Tactical Asset Allocation (Number of Shares)
Shares sold	1,780,791	11,439,567
Reinvestment of distributions	53,251	—
Shares redeemed	(2,379,265)	(291,719)
Net increase (decrease) in shares outstanding	(545,223)	11,147,848
Tactical Asset Allocation ($)
Shares sold	$14,838,924	$119,745,232
Reinvestment of distributions	494,959	—
Shares redeemed	(19,318,423)	(3,061,116)
Net increase (decrease)	$(3,984,540)	$116,684,116

(1) Commencement of operations.

NOTE 11 — ILLIQUID SECURITIES

Pursuant to guidelines adopted by the Board, the following securities have been deemed to be illiquid. The Fund currently limit investment in illiquid securities to 15% of its net assets. Fair value for these securities was determined by ING Funds Valuation Committee appointed by the Board.

Fund	Security	Principal Amount/ Shares	Initial Acquisition Date	Cost	Value	Percent of Net Assets
Balanced	Dayton Superior Corp.	400	12/04/05	$7,446	$4	0.0%
	Greater Ohio Ethanol, LLC, 6.301%, due 12/31/13	200,000	11/21/06	199,267	50,000	0.0%
	Hudson Mezzanine Funding, 2.189%, due 06/12/42	250,000	12/21/06	249,810	250	0.0%
	North Atlantic Trading Co.	1,209	12/04/05	12	1	0.0%
				$456,535	$50,255	0.0%

NOTE 12 — SECURITIES LENDING

Under an agreement with The Bank of New York Mellon Corporation ("BNY"), the Funds can lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S. government securities. The collateral is equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned when the transaction is entered into and is adjusted daily for changes in the market values of the securities on loan. The cash collateral received is invested in approved investments as defined in the Securities Lending Agreement with BNY (the "Agreement"). The Funds bear the risk of loss with respect to the investment of collateral. Currently, the cash collateral is invested in the Bank of New York Mellon Corp. Institutional Cash Reserves Fund ("BICR Fund"). BNY serves as investment manager, custodian and operational trustee of the BICR Fund. As of November 30, 2008, the BICR Fund held certain defaulted securities that had market values significantly below amortized cost. The investment in the BICR Fund is included in the Portfolio of Investments under Securities Lending Collateral and the unrealized loss on such investment is included in Net Unrealized Depreciation on the Statements of Assets and Liabilities. The Funds agreed, in principle, to the terms of capital support extended by The Bank of New York Mellon Corporation ("BNYC"), an affiliated company of BNY, for the certain defaulted securities held by the BICR Fund. BNYC will support the value of these securities up to a certain amount and subject, in part, to the Funds' continued lending of securities. The recorded value of each Fund's investment in the BICR Fund includes the value of the underlying securities held by the BICR Fund and the estimated value of the support to be provided by BNYC.

Generally, in the event of counterparty default, the Funds have the right to use the collateral to offset losses incurred. The Agreement contains certain guarantees by BNY in the event of counterparty default and/or a borrower's failure to return a loaned security; however, there would be a potential loss to the Funds in the event the Funds are delayed or prevented from exercising their right to dispose of the collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Fund. At November 30, 2008, the following Fund had securities on loan with the following market values:

	Value of Securities Loaned	Cash Collateral Received*
Balanced	$2,313,290	$2,361,269
Growth and Income	2,459,153	2,495,362

* Cash collateral received was invested in the BICR Fund, the fair value of which is presented in the respective Funds' Portfolios of Investments.

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2008 (UNAUDITED) (CONTINUED)

NOTE 13 — REORGANIZATIONS

On November 11, 2007, Growth and Income, as listed below ("Acquiring Fund"), acquired the assets and certain liabilities of ING MagnaCap Fund, also listed below ("Acquired Fund"), in a tax-free reorganization in exchange for shares of the Acquiring Fund, pursuant to a plan of reorganization approved by the Acquired Fund's shareholders. The number and value of shares issued by the Acquiring Fund are presented in Note 10 — Capital Share Transactions. Net assets and unrealized appreciation as of the reorganization date were as follows:

Acquiring Fund	Acquired Fund	Total Net Assets of Acquired Fund (000's)	Total Net Assets of Acquiring Fund (000's)	Acquired Capital Loss Carryforwards (000's)	Acquired Fund Unrealized Appreciation (000's)	Conversion Ratio
Growth and Income	ING MagnaCap Fund	$329,661	$92,883	$(16,141)	$29,405	0.95

The net assets of Growth and Income after the acquisition were approximately $422,543,617.

NOTE 14 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.
Dividends paid by the Funds from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The tax composition of dividends and distributions to shareholders was as follows:

	Six Months Ended November 30, 2008	Year Ended May 31, 2008
	Ordinary Income	Ordinary Income	Long-Term Capital Gains
Balanced	$1,716,256	$5,877,505	$6,089,266
Growth and Income	1,851,476	1,701,428	—
130/30 Fundamental Research	—	84,871	187,308
Small Company	—	3,813,082	18,313,776
Tactical Asset Allocation	501,209	—	—

The tax-basis components of distributable earnings and the expiration dates of the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of May 31, 2008 were:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Unrealized Appreciation	Post-October Capital Losses Deferred	Post-October Currency Losses Deferred	Capital Loss Carryforwards	Expiration Dates
Balanced	$2,263,944	$—	$6,323,642	$(2,253,850)	$(69,452)	$(8,148,212)	2009
						(5,935,593)	2010
						(7,318,655)	2012
						$(21,402,460)*
Growth and Income	1,435,554	—	28,705,339	(5,620,201)	—	$(17,370,531)	2009
						(4,170,663)	2010
						(4,170,663)	2011
						(400,176)	2013
						$(26,112,033)*
130/30 Fundamental Research	16,895	—	523,946	(498,553)	—	—	—
Small Company	—	3,743,809	756,541	—	—	—	—
Tactical Asset Allocation	183,572	—	1,789,291	—	—	(284,079)	2016

* Utilization of these capital losses is subject to annual limitations under Section 382 of the Internal Revenue Code.

The Funds' major tax jurisdictions are federal and Arizona. The earliest tax year that remains subject to examination by these jurisdictions is 2003.

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2008 (UNAUDITED) (CONTINUED)

NOTE 15 — CONCENTRATION OF INVESTMENT RISK

Foreign Securities (All Funds except Corporate Leaders 100). There are certain risks in owning foreign securities, including those resulting from: fluctuations in currency exchange rates; devaluation of currencies; political or economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions; reduced availability of public information concerning issuers; accounting, auditing and financial reporting standards or other regulatory practices and requirements that are not uniform when compared to those applicable to domestic companies; settlement and clearance procedures in some countries that may not be reliable and can result in delays in settlement; higher transaction and custody expenses than for domestic securities; and limitations on foreign ownership of equity securities. Also, securities of many foreign companies may be less liquid and the prices more volatile than those of domestic companies.

High-Yield, Lower-Grade Debt Securities Risk (Balanced). High-yield debt securities generally present greater credit risk that an issuer cannot make timely payment of interest or principal payments than an issuer of a higher quality debt security, and typically have greater potential price volatility and principal and income risk. Changes in interest rates, the market's perception of the issuers and the credit worthiness of the issuers may significantly affect the value of these bonds. High-yield bonds are not considered investment grade, and are regarded as predominantly speculative with respect to the issuing company's continuing ability to meet principal and interest payments. The secondary market in which high-yield securities are traded may be less liquid than the market for higher grade bonds. It may be more difficult to value less liquid high-yield securities, and determination of their value may involve elements of judgment.

Derivatives (All Funds). Generally, derivatives can be characterized as financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. Some derivatives are sophisticated instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. These may include swap agreements, options, forwards and futures. Derivative securities are subject to market risk which could be significant for those that have a leveraging effect. Derivatives are also subject to credit risks related to the counterparty's ability to perform and any deterioration in the counterparty's creditworthiness could adversely affect the instrument. In addition, derivatives and their underlying securities may experience periods of illiquidity which could cause a Fund to hold a security it might otherwise sell or could force the sale of a security at inopportune times or for prices that do not reflect current market value. A risk of using derivatives is that a Fund's adviser or sub-adviser might imperfectly judge the market's direction.

During the period, Lehman Brothers Holdings, Inc. (LBHI) and certain of its affiliates sought protection under the insolvency laws of their jurisdictions of organization, including the United States, the United Kingdom and Japan. For the period ended September 30, 2008, Balanced had outstanding securities trades with counterparties affiliated with LBHI. As a result of these events, LBHI's affiliates were unable to fulfill their commitments and, in certain cases, Balanced may have terminated its trades and related agreements with the relevant entities and, where appropriate, is in the process of initiating claims for damages. Management has determined that the financial impact to the Funds relating to these events is immaterial.

NOTE 16 — OTHER ACCOUNTING PRONOUNCEMENTS

On March 19, 2008, the FASB issued Statement of Financial Accounting Standards No. 161 ("SFAS No. 161"), "Disclosure about Derivative Instruments and Hedging Activities." This new accounting statement requires enhanced disclosures about an entity's derivative and hedging activities. Entities are required to provide enhanced disclosures about (a) how and why an entity invests in derivatives, (b) how derivatives are accounted for under SFAS No. 133, and (c) how derivatives affect an entity's financial position, financial performance, and cash flows. SFAS No. 161 also requires enhanced disclosures regarding credit-risk-related contingent features of derivative instruments. SFAS No. 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. As of November 30, 2008, management of the Funds is currently assessing the impact of the expanded financial statement disclosures that will result from adopting SFAS No. 161.

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2008 (UNAUDITED) (CONTINUED)

NOTE 17 — SUBSEQUENT EVENTS

On December 11, 2008, the Board approved an unsecured committed revolving line of credit agreement (the "Credit Agreement") with BNYM for an aggregate amount of $100,000,000. The term of Credit Agreement is December 18, 2008 through December 16, 2009. The Funds to which the line of credit is available pay a commitment fee equal to 0.125% per annum on the daily unused portion of the committed line amount.

Dividends: Subsequent to November 30, 2008, the following Funds declared dividends and distributions of:

	PER SHARE AMOUNTS
	Net Investment Income	Short-Term Capital Gains	Long-Term Capital Gains	Payable Date	Record Date
Balanced
Class A	$0.2335	$0.0041	$—	December 18, 2008	December 15, 2008
Class B	$0.1864	$0.0041	$—	December 18, 2008	December 15, 2008
Class C	$0.1927	$0.0041	$—	December 18, 2008	December 15, 2008
Class I	$0.2470	$0.0041	$—	December 18, 2008	December 15, 2008
Class O	$0.2334	$0.0041	$—	December 18, 2008	December 15, 2008
Growth and Income
Class A	$0.0511	$—	$—	December 18, 2008	December 15, 2008
Class B	$0.0071	$—	$—	December 18, 2008	December 15, 2008
Class C	$0.0185	$—	$—	December 18, 2008	December 15, 2008
Class I	$0.0644	$—	$—	December 18, 2008	December 15, 2008
Class A	$0.0076	$—	$—	January 5, 2009	December 30, 2008
Class B	$0.0050	$—	$—	January 5, 2009	December 30, 2008
Class C	$0.0050	$—	$—	January 5, 2009	December 30, 2008
Class I	$0.0085	$—	$—	January 5, 2009	December 30, 2008
130/30 Fundamental Research
Class A	$0.0456	$—	$—	December 18, 2008	December 15, 2008
Class B	$—	$—	$—	December 18, 2008	December 15, 2008
Class C	$—	$—	$—	December 18, 2008	December 15, 2008
Class I	$0.0681	$—	$—	December 18, 2008	December 15, 2008
Class A	$0.0077	$—	$—	January 5, 2009	December 30, 2008
Class B	$0.0056	$—	$—	January 5, 2009	December 30, 2008
Class C	$0.0060	$—	$—	January 5, 2009	December 30, 2008
Class I	$0.0084	$—	$—	January 5, 2009	December 30, 2008
Corporate Leaders 100
Class A	$0.0730	$—	$—	December 18, 2008	December 15, 2008
Class B	$0.0557	$—	$—	December 18, 2008	December 15, 2008
Class C	$0.0691	$—	$—	December 18, 2008	December 15, 2008
Class I	$0.0831	$—	$—	December 18, 2008	December 15, 2008
Class W	$0.0831	$—	$—	December 18, 2008	December 15, 2008
Small Company
Class A	$—	$—	$0.3369	December 18, 2008	December 15, 2008
Class B	$—	$—	$0.3369	December 18, 2008	December 15, 2008
Class C	$—	$—	$0.3369	December 18, 2008	December 15, 2008
Class I	$—	$—	$0.3369	December 18, 2008	December 15, 2008
Class O	$—	$—	$0.3369	December 18, 2008	December 15, 2008
Tactical Asset Allocation
Class I	$0.0347	$—	$—	January 5, 2009	December 30, 2008

  PORTFOLIO OF INVESTMENTS
ING BALANCED FUND  AS OF NOVEMBER 30, 2008 (UNAUDITED)

Shares			Value
COMMON STOCK: 61.9%
		Advertising: 0.4%
1,000		Harte-Hanks, Inc.	$5,970
35,500	@	Interpublic Group of Cos., Inc.	145,195
180	@	inVentiv Health, Inc.	2,165
12,750		Omnicom Group	360,698
			514,028
		Aerospace/Defense: 1.1%
650	@	Alliant Techsystems, Inc.	53,430
1,800	@	BE Aerospace, Inc.	14,724
450		Boeing Co.	19,184
740		Cubic Corp.	19,566
390		Curtiss-Wright Corp.	13,026
1,010	@	Esterline Technologies Corp.	37,279
7,450		General Dynamics Corp.	384,942
9,950		Goodrich Corp.	334,818
3,850		Lockheed Martin Corp.	296,874
180	@	Moog, Inc.	5,792
6,150		Northrop Grumman Corp.	251,843
1,030	@	Orbital Sciences Corp.	17,716
1,290	@	Teledyne Technologies, Inc.	52,400
			1,501,594
		Agriculture: 1.0%
2,310	@	Alliance One International, Inc.	7,161
19,000		Altria Group, Inc.	305,520
620		Andersons, Inc.	7,849
11,864		Archer-Daniels-Midland Co.	324,836
1,209	I	North Atlantic Trading Co.	1
5,067		Philip Morris International, Inc.	213,625
11,863		Reynolds American, Inc.	487,332
			1,346,324
		Airlines: 0.3%
400	@	Alaska Air Group, Inc.	9,180
3,057		Skywest, Inc.	46,466
36,250		Southwest Airlines Co.	313,563
			369,209
		Apparel: 0.2%
1,328	@	Carter's, Inc.	25,112
430	@	Deckers Outdoor Corp.	25,645
1,150	@	Hanesbrands, Inc.	14,858
1,992	@,L	Iconix Brand Group, Inc.	16,872
380		Oxford Industries, Inc.	2,280
750	@	Perry Ellis International, Inc.	4,065
570	@	Quiksilver, Inc.	798
690	@	Skechers USA, Inc.	8,308
1,100	@	Timberland Co.	11,165
500	@	True Religion Apparel, Inc.	6,295
954		VF Corp.	49,885
730	@,L	Volcom, Inc.	7,358
1,300	@	Warnaco Group, Inc.	23,270
1,930		Wolverine World Wide, Inc.	37,191
			233,102
		Auto Parts & Equipment: 0.3%
550		ArvinMeritor, Inc.	2,173
2,050		BorgWarner, Inc.	48,503
21,850		Johnson Controls, Inc.	385,871
950	L	Superior Industries International	11,619
			448,166

Shares			Value
		Banks: 4.5%
3,900		Associated Banc-Corp.	$84,747
2,200		Bancorpsouth, Inc.	48,928
4,260		Bank Mutual Corp.	43,665
32,671		Bank of America Corp.	530,904
1,700		Bank of Hawaii Corp.	75,837
5,950		Bank of New York Mellon Corp.	179,750
13,700	L	BB&T Corp.	410,589
9,752		Capital One Financial Corp.	335,566
3,180	L	Cascade Bancorp.	21,624
1,000	L	Cathay General Bancorp.	20,520
1,010		Central Pacific Financial Corp.	12,928
15,700		Citigroup, Inc.	130,153
600		City National Corp.	26,328
1,305		Commerce Bancshares, Inc.	57,172
780		Community Bank System, Inc.	17,987
3,210	L	Corus Bankshares, Inc.	3,820
1,850		Cullen/Frost Bankers, Inc.	100,289
1,951		East-West Bancorp., Inc.	28,875
650		First Financial Bankshares, Inc.	33,963
2,334		First Midwest Bancorp., Inc.	42,969
1,650		FirstMerit Corp.	36,300
1,594	L	Frontier Financial Corp.	4,559
2,700		Fulton Financial Corp.	30,024
2,180		Glacier Bancorp., Inc.	38,760
1,418		Goldman Sachs Group, Inc.	112,008
940		Hancock Holding Co.	40,523
4,850		Hanmi Financial Corp.	11,398
25,550		JPMorgan Chase & Co.	808,913
250	L	M&T Bank Corp.	16,063
2,060		Nara Bancorp., Inc.	22,372
2,140	L	National Penn Bancshares, Inc.	32,913
5,000		Northern Trust Corp.	229,450
1,498		PNC Financial Services Group, Inc.	79,049
1,170		Prosperity Bancshares, Inc.	38,622
5,245		Regions Financial Corp.	53,447
560	@	Signature Bank	16,688
8,837		State Street Corp.	372,126
880		Sterling Bancorp.	11,449
4,500		Sterling Bancshares, Inc.	30,150
1,200		Susquehanna Bancshares, Inc.	18,336
1,450	@	SVB Financial Group	58,073
700	L	Synovus Financial Corp.	5,824
2,650		Trustco Bank Corp.	28,064
3,940	L	UCBH Holdings, Inc.	18,282
900		UMB Financial Corp.	43,029
270		United Bankshares, Inc.	8,978
584	L	United Community Banks, Inc.	7,697
22,359		US Bancorp.	603,246
33,050		Wells Fargo & Co.	954,815
450	L	Westamerica Bancorp.	23,922
2,790		Whitney Holding Corp.	48,909
2,550	L	Wilmington Trust Corp.	61,685
2,150		Wilshire Bancorp., Inc.	14,749
1,340	L	Wintrust Financial Corp.	27,644
399		Zions Bancorp.	12,724
			6,127,405
		Beverages: 0.7%
200	@	Boston Beer Co., Inc.	6,416
7,159		Coca-Cola Co.	335,542
22,550		Coca-Cola Enterprises, Inc.	207,009
7,350	@	Constellation Brands, Inc.	93,786

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING BALANCED FUND  AS OF NOVEMBER 30, 2008 (UNAUDITED) (CONTINUED)

Shares			Value
		Beverages (continued)
400	@,L	Green Mountain Coffee Roasters, Inc.	$14,536
1,250	@,L	Hansen Natural Corp.	37,188
200	@	Peet's Coffee & Tea, Inc.	4,514
11,550		Pepsi Bottling Group, Inc.	208,940
2,100		PepsiAmericas, Inc.	35,196
1,220		PepsiCo, Inc.	69,174
			1,012,301
		Biotechnology: 1.0%
15,400	@	Amgen, Inc.	855,316
7,100	@	Biogen Idec, Inc.	300,401
300	@	Bio-Rad Laboratories, Inc.	22,248
200	@	Charles River Laboratories International, Inc.	4,560
1,430	@	Cubist Pharmaceuticals, Inc.	35,121
490	@	Enzo Biochem, Inc.	2,494
686	@	Life Technologies Corp.	17,909
840	@,L	Martek Biosciences Corp.	23,478
1,200	@	PDL BioPharma, Inc.	11,496
1,590	@	Regeneron Pharmaceuticals, Inc.	24,581
150	@,L	United Therapeutics Corp.	8,225
1,950	@	Vertex Pharmaceuticals, Inc.	47,951
			1,353,780
		Building Materials: 0.1%
1,040		Apogee Enterprises, Inc.	8,112
1,000	L	Eagle Materials, Inc.	21,000
2,267		Gibraltar Industries, Inc.	29,244
1,370		Lennox International, Inc.	37,867
1,270	@	NCI Building Systems, Inc.	19,329
1,003		Quanex Building Products Corp.	9,288
300	L	Texas Industries, Inc.	9,258
500		Universal Forest Products, Inc.	10,515
			144,613
		Chemicals: 1.1%
2,200		Airgas, Inc.	78,650
200		Albemarle Corp.	4,066
1,100		Ashland, Inc.	10,505
1,750		Cytec Industries, Inc.	38,553
400		FMC Corp.	17,480
1,920		HB Fuller Co.	34,061
2,550		Lubrizol Corp.	89,556
1,550		Minerals Technologies, Inc.	72,773
600		NewMarket Corp.	20,088
750	@	OM Group, Inc.	14,798
10,650		PPG Industries, Inc.	467,748
1,205		Quaker Chemical Corp.	15,436
1,096		Rohm & Haas Co.	74,977
2,200		Schulman A, Inc.	29,854
7,350		Sherwin-Williams Co.	433,136
1,800		Terra Industries, Inc.	26,478
2,350		Valspar Corp.	46,107
580		Zep, Inc.	10,504
			1,484,770
		Coal: 0.0%
2,200		Arch Coal, Inc.	33,836
1,180	@	Patriot Coal Corp.	9,995
			43,831

Shares			Value
		Commercial Services: 1.6%
1,550		Aaron Rents, Inc.	$40,967
180		Administaff, Inc.	3,074
1,750	@	Alliance Data Systems Corp.	75,793
880	@	AMN Healthcare Services, Inc.	7,850
5,450	@	Apollo Group, Inc. - Class A	418,778
1,010		Arbitron, Inc.	14,170
750	@	Brink's Home Security Holdings, Inc.	15,000
330	@	Capella Education Co.	19,754
2,100	@	Career Education Corp.	38,808
480		CDI Corp.	4,910
560		Chemed Corp.	22,826
400	@	Consolidated Graphics, Inc.	5,748
450		Corporate Executive Board Co.	10,377
2,160	@	Cross Country Healthcare, Inc.	18,814
600		DeVry, Inc.	34,488
1,100	@	Gartner, Inc.	16,896
1,190	@	Geo Group, Inc.	22,967
900		Global Payments, Inc.	32,553
20,118		H&R Block, Inc.	384,857
1,400		Heartland Payment Systems, Inc.	24,052
770		Heidrick & Struggles International, Inc.	15,939
1,590		Hillenbrand, Inc.	25,313
800	@	ITT Educational Services, Inc.	72,064
1,400		Kelly Services, Inc.	16,310
200	@	Kendle International, Inc.	4,094
2,000	@	Korn/Ferry International	24,620
200		Landauer, Inc.	11,484
1,500		Lender Processing Services, Inc.	33,090
860	@	Live Nation, Inc.	4,205
2,550		Manpower, Inc.	80,274
4,550	@	MPS Group, Inc.	30,121
1,250	@	Navigant Consulting, Inc.	23,638
2,330	@	On Assignment, Inc.	13,398
360	@	Parexel International Corp.	2,995
2,050		Pharmaceutical Product Development, Inc.	53,997
400	@,L	Pharmanet Development Group	484
380	@,L	Pre-Paid Legal Services, Inc.	15,200
1,450	@	Quanta Services, Inc.	23,577
3,450	@	Rent-A-Center, Inc.	56,615
3,200		Robert Half International, Inc.	66,848
15,330		RR Donnelley & Sons Co.	195,611
3,200	@	SAIC, Inc.	56,960
4,500		Service Corp. International	26,190
200		Strayer Education, Inc.	47,922
900	@	Ticketmaster	3,591
1,210	@	TrueBlue, Inc.	8,966
1,631	@	United Rentals, Inc.	13,162
885	@	Volt Information Sciences, Inc.	5,381
1,520		Watson Wyatt Worldwide, Inc.	61,286
			2,206,017
		Computers: 4.0%
4,900	@	Affiliated Computer Services, Inc.	198,205
5,838	@	Apple, Inc.	541,007
1,195	@	CACI International, Inc.	53,070
8,300	@	Cadence Design Systems, Inc.	32,038
1,750	@	Ciber, Inc.	7,508
6,450	@	Computer Sciences Corp.	179,697
44,400	@	Dell, Inc.	495,948
750		Diebold, Inc.	21,000

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING BALANCED FUND  AS OF NOVEMBER 30, 2008 (UNAUDITED) (CONTINUED)

Shares			Value
		Computers (continued)
24,400	@	EMC Corp.	$257,908
43,573		Hewlett-Packard Co.	1,537,196
2,050	@,L	Hutchinson Technology, Inc.	5,740
2,400		Imation Corp.	31,872
3,560	@	Insight Enterprises, Inc.	14,489
16,650		International Business Machines Corp.	1,358,640
7,112	@	Lexmark International, Inc.	186,192
1,450	@	Manhattan Associates, Inc.	22,258
1,700	@	Mentor Graphics Corp.	11,526
3,272	@	Micros Systems, Inc.	54,479
690		MTS Systems Corp.	17,947
4,200	@	NCR Corp.	63,756
2,480	@	Radisys Corp.	14,880
400	@	SI International, Inc.	12,216
950	@	SRA International, Inc.	14,269
300	@	SYKES Enterprises, Inc.	5,565
790	@,L	Synaptics, Inc.	17,356
3,350	@	Synopsys, Inc.	53,701
13,650	@	Teradata Corp.	183,320
5,350	@	Western Digital Corp.	65,270
			5,457,053
		Cosmetics/Personal Care: 1.3%
480	@	Chattem, Inc.	34,834
27,177		Procter & Gamble Co.	1,748,840
			1,783,674
		Distribution/Wholesale: 0.6%
2,300	@	Brightpoint, Inc.	9,476
940	@	Fossil, Inc.	14,288
12,400		Genuine Parts Co.	485,460
7,150	@	Ingram Micro, Inc.	77,006
3,940	@	LKQ Corp.	41,055
1,570		Owens & Minor, Inc.	65,202
1,080	@	Scansource, Inc.	18,371
1,310	@	School Specialty, Inc.	20,986
2,650	@	Tech Data Corp.	46,216
1,190	@	United Stationers, Inc.	37,854
650	L	Watsco, Inc.	25,571
			841,485
		Diversified Financial Services: 1.1%
1,640	@	Affiliated Managers Group, Inc.	45,920
17,750		Ameriprise Financial, Inc.	327,665
12,014		Charles Schwab Corp.	220,217
1,037		CME Group, Inc.	219,792
7,472		Discover Financial Services	76,439
2,450		Eaton Vance Corp.	46,844
1,630		Financial Federal Corp.	31,329
350		Greenhill & Co., Inc.	23,835
2,036		Invesco Ltd.	25,552
1,920	@	Investment Technology Group, Inc.	32,122
1,390	@	LaBranche & Co., Inc.	6,811
8,050	@	Nasdaq Stock Market, Inc.	173,075
3,860		National Financial Partners Corp.	6,137
3,442		NYSE Euronext	81,954
1,010		OptionsXpress Holdings, Inc.	14,231
550	@,L	Portfolio Recovery Associates, Inc.	18,568
3,550	L	Raymond James Financial, Inc.	77,994
370	@	Stifel Financial Corp.	15,914

Shares			Value
740		SWS Group, Inc.	$10,819
900	@	TradeStation Group, Inc.	6,318
580	@,L	World Acceptance, Corp.	11,351
			1,472,887
		Electric: 2.1%
51,600	@	AES Corp.	396,804
1,700		Alliant Energy Corp.	54,179
1,420		Avista Corp.	25,091
400		Central Vermont Public Service Corp.	7,556
300		CH Energy Group, Inc.	13,122
1,480		Cleco Corp.	34,884
12,950		Constellation Energy Group, Inc.	316,887
2,200		DPL, Inc.	45,804
12,900		DTE Energy Co.	479,751
2,350		Edison International	78,490
2,250	@	El Paso Electric Co.	40,545
3,639		Entergy Corp.	309,679
4,000		FirstEnergy Corp.	234,320
3,750		Hawaiian Electric Industries	102,263
3,400		MDU Resources Group, Inc.	69,122
4,400		Northeast Utilities	102,520
1,800		NSTAR	63,900
1,650		OGE Energy Corp.	43,709
4,400		PG&E Corp.	167,376
2,378		Progress Energy, Inc.	94,383
2,200		Puget Energy, Inc.	53,856
3,750		SCANA Corp.	130,313
692		Unisource Energy Corp.	19,424
			2,883,978
		Electrical Components & Equipment: 0.2%
1,850	W	Ametek, Inc.	64,621
750		Belden CDT, Inc.	13,065
1,400	@	Energizer Holdings, Inc.	60,788
2,550		Hubbell, Inc.	76,245
150	@	Littelfuse, Inc.	2,256
			216,975
		Electronics: 1.0%
9,050	@	Agilent Technologies, Inc.	170,412
80		Analogic Corp.	3,125
4,500	@	Arrow Electronics, Inc.	62,100
2,911	@	Avnet, Inc.	41,453
210	@	Axsys Technologies, Inc.	14,660
4,130	@	Benchmark Electronics, Inc.	52,368
2,140		Brady Corp.	44,191
1,010	@	Checkpoint Systems, Inc.	11,676
2,887		CTS Corp.	15,965
610	@	Cymer, Inc.	14,329
600	L	Daktronics, Inc.	5,466
880	@,L	Dionex Corp.	45,135
40	@	Faro Technologies, Inc.	576
1,320	@	Flir Systems, Inc.	40,946
220	@	II-VI, Inc.	4,426
680	@	Itron, Inc.	32,218
13,950		Jabil Circuit, Inc.	91,791
1,610	@	LoJack Corp.	6,360
1,770		Methode Electronics, Inc.	14,974
1,100		National Instruments Corp.	26,521
710	@	Plexus Corp.	11,843
1,230	@	Rogers Corp.	34,686
1,590		Technitrol, Inc.	5,565

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING BALANCED FUND  AS OF NOVEMBER 30, 2008 (UNAUDITED) (CONTINUED)

Shares			Value
		Electronics (continued)
1,750	@	Thomas & Betts Corp.	$33,233
800	@	Trimble Navigation Ltd.	16,288
2,296	@	TTM Technologies, Inc.	11,733
11,800	@@	Tyco Electronics Ltd.	194,464
7,700	@	Vishay Intertechnology, Inc.	33,572
4,888	@	Waters Corp.	201,532
1,300		Watts Water Technologies, Inc.	29,250
660		Woodward Governor Co.	14,018
			1,284,876
		Engineering & Construction: 0.6%
1,850	@	Dycom Industries, Inc.	10,989
2,610	@	EMCOR Group, Inc.	41,160
13,140		Fluor Corp.	598,396
1,250		Granite Construction, Inc.	53,613
2,000		KBR, Inc.	27,540
2,330	@	Shaw Group, Inc.	42,872
1,660	@	URS Corp.	63,014
			837,584
		Entertainment: 0.1%
1,200	@	DreamWorks Animation SKG, Inc.	27,720
150		International Speedway Corp.	3,893
1,624	@	Scientific Games Corp.	24,376
4,340	@	Shuffle Master, Inc.	18,575
			74,564
		Environmental Control: 0.1%
2,950	@	Allied Waste Industries, Inc.	31,683
1,145	@,L	Calgon Carbon Corp.	14,622
400	@	Clean Harbors, Inc.	25,252
3,200	@	Darling International, Inc.	16,000
2,350		Republic Services, Inc.	56,400
200	@	Tetra Tech, Inc.	4,008
1,440	@	Waste Connections, Inc.	40,651
			188,616
		Food: 1.3%
280		Cal-Maine Foods, Inc.	7,059
25,000		ConAgra Foods, Inc.	368,750
2,100		Corn Products International, Inc.	57,540
400		Diamond Foods, Inc.	12,088
1,400		Flowers Foods, Inc.	37,492
740	@,L	Hain Celestial Group, Inc.	11,648
575		Hormel Foods Corp.	15,272
590		J&J Snack Foods Corp.	17,547
2,507		JM Smucker Co.	113,743
400		Nash Finch Co.	17,944
740	@	Ralcorp Holdings, Inc.	46,294
2,720		Ruddick Corp.	74,419
14,200		Safeway, Inc.	309,560
50,298		Sara Lee Corp.	461,736
1,100	@,L	Smithfield Foods, Inc.	7,491
18,519		Supervalu, Inc.	220,561
1,190	@	TreeHouse Foods, Inc.	28,310
400	@	United Natural Foods, Inc.	7,204
			1,814,658
		Forest Products & Paper: 0.1%
2,060	@	Buckeye Technologies, Inc.	9,291
12,250		International Paper Co.	152,513
			161,804

Shares			Value
		Gas: 0.7%
3,030		Atmos Energy Corp.	$75,538
20,863		Centerpoint Energy, Inc.	269,759
140		Laclede Group, Inc.	7,375
1,450		National Fuel Gas Co.	47,169
625		New Jersey Resources Corp.	25,100
100		Northwest Natural Gas Co.	4,995
950		Piedmont Natural Gas Co.	31,920
5,200		Sempra Energy	242,684
1,110		South Jersey Industries, Inc.	43,290
2,100		Southern Union Co.	28,854
2,050		Southwest Gas Corp.	53,095
3,508		UGI Corp.	81,947
2,000		Vectren Corp.	56,320
1,100		WGL Holdings, Inc.	39,710
			1,007,756
		Hand/Machine Tools: 0.2%
2,290		Baldor Electric Co.	37,739
1,273		Black & Decker Corp.	54,026
1,550		Lincoln Electric Holdings, Inc.	70,820
1,570		Regal-Beloit Corp.	52,815
3,050		Snap-On, Inc.	109,953
			325,353
		Healthcare-Products: 1.7%
4,250	@	Affymetrix, Inc.	11,645
1,750	@	American Medical Systems Holdings, Inc.	15,400
530	@,L	Arthrocare Corp.	6,932
100		Beckman Coulter, Inc.	4,358
580		Cooper Cos., Inc.	7,772
760	@	Cyberonics	10,435
800	@	Edwards Lifesciences Corp.	39,816
1,550	@	Gen-Probe, Inc.	57,118
200	@	Haemonetics Corp.	11,438
1,500	@	Henry Schein, Inc.	53,595
2,100	L	Hill-Rom Holdings, Inc.	43,134
3,206	@	Hologic, Inc.	45,076
710	@	ICU Medical, Inc.	21,478
1,590	@	Immucor, Inc.	38,589
650		Invacare Corp.	9,607
13,550		Johnson & Johnson	793,759
1,100	@	Kensey Nash Corp.	20,328
1,430	@	Kinetic Concepts, Inc.	30,945
15,700		Medtronic, Inc.	479,164
690	L	Mentor Corp.	11,144
230		Meridian Bioscience, Inc.	5,481
1,630	@	Merit Medical Systems, Inc.	23,651
1,830	@	PSS World Medical, Inc.	31,824
13,250	@	St. Jude Medical, Inc.	371,398
400		Steris Corp.	11,060
200	@,L	SurModics, Inc.	4,548
700		Techne Corp.	43,407
959	@	Varian Medical Systems, Inc.	38,705
160		West Pharmaceutical Services, Inc.	5,680
			2,247,487
		Healthcare-Services: 1.2%
13,100		Aetna, Inc.	285,842
580	@,L	Amedisys, Inc.	22,556
1,850	@	AMERIGROUP Corp.	45,436
330	@	Amsurg Corp.	6,577

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING BALANCED FUND  AS OF NOVEMBER 30, 2008 (UNAUDITED) (CONTINUED)

Shares			Value
		Healthcare-Services (continued)
1,390	@	Centene Corp.	$25,715
17,508		Cigna Corp.	212,022
500	@	Community Health Systems, Inc.	6,530
200	@	Covance, Inc.	7,816
6,250	@	Health Management Associates, Inc.	9,125
2,000	@	Health Net, Inc.	18,020
1,650	@	Healthspring, Inc.	24,074
2,060	@	Healthways, Inc.	16,665
7,434	@	Laboratory Corp. of America Holdings	471,018
1,450	@	LifePoint Hospitals, Inc.	29,087
3,500	@	Lincare Holdings, Inc.	83,755
600	@	Magellan Health Services, Inc.	19,710
980	@	Molina Healthcare, Inc.	23,216
1,700	@	Odyssey HealthCare, Inc.	13,889
1,680	@	Pediatrix Medical Group, Inc.	52,282
1,400	@	Res-Care, Inc.	18,270
800	@	WellCare Health Plans, Inc.	7,168
4,500	@	WellPoint, Inc.	160,200
			1,558,973
		Home Builders: 0.2%
1,320	@	Champion Enterprises, Inc.	964
1,850	@,L	Hovnanian Enterprises, Inc.	4,052
710		M/I Homes, Inc.	7,483
600		MDC Holdings, Inc.	18,600
800	@,L	Meritage Homes Corp.	9,920
200	@	NVR, Inc.	86,850
1,200		Ryland Group, Inc.	20,364
3,900	@	Toll Brothers, Inc.	77,727
			225,960
		Home Furnishings: 0.0%
640		Ethan Allen Interiors, Inc.	8,838
2,450		Furniture Brands International, Inc.	7,987
720	@	Universal Electronics, Inc.	11,952
			28,777
		Household Products/Wares: 0.0%
1,150		American Greetings Corp.	13,248
1,230	@	Central Garden & Pet Co.	5,141
100		Church & Dwight Co., Inc.	5,944
1,150		Tupperware Corp.	22,621
			46,954
		Housewares: 0.0%
1,490	L	Toro Co.	42,376
			42,376
		Insurance: 2.6%
10,000		Aflac, Inc.	463,000
3,342		American Financial Group, Inc.	68,478
6,517		American International Group, Inc.	13,099
9,150		AON Corp.	414,495
2,050		Arthur J. Gallagher & Co.	50,840
7,600		Assurant, Inc.	165,452
1,300		Brown & Brown, Inc.	25,870
5,732		Chubb Corp.	294,396
2,368		Delphi Financial Group	28,653
1,687	@@	Everest Re Group Ltd.	132,362

Shares			Value
2,150		Fidelity National Title Group, Inc.	$26,510
1,850		First American Corp.	44,437
809		Hanover Insurance Group, Inc.	32,619
4,200		HCC Insurance Holdings, Inc.	97,902
3,450		Horace Mann Educators Corp.	29,394
600		Infinity Property & Casualty Corp.	27,534
11,500		Loews Corp.	314,985
678		Metlife, Inc.	19,499
280	@	Navigators Group, Inc.	15,204
1,000	@	Philadelphia Consolidated Holding Co.	61,450
7,144		Principal Financial Group, Inc.	98,659
750	@	ProAssurance Corp.	40,943
2,700		Protective Life Corp.	25,164
1,694		Prudential Financial, Inc.	36,760
2,250	L	Reinsurance Group of America, Inc.	91,350
490		RLI Corp.	28,577
1,000		Safety Insurance Group, Inc.	35,080
1,350		Selective Insurance Group	30,996
1,950		Stancorp Financial Group, Inc.	64,955
6,500		Torchmark Corp.	234,975
750		Tower Group, Inc.	17,108
2,710		Travelers Cos., Inc.	118,292
810		United Fire & Casualty Co.	17,326
1,050		Unitrin, Inc.	20,097
20,550		UnumProvident Corp.	306,195
2,365		WR Berkley Corp.	67,237
560		Zenith National Insurance Corp.	18,474
			3,578,367
		Internet: 0.7%
2,300	@	Avocent Corp.	43,263
990	@	Blue Coat Systems, Inc.	8,801
260	@,L	Blue Nile, Inc.	6,204
394	@	Cybersource Corp.	3,656
1,800	@	DealerTrack Holdings, Inc.	21,330
1,250	@	Digital River, Inc.	26,413
21,103	@	eBay, Inc.	277,082
450	@	F5 Networks, Inc.	11,205
100	@	Google, Inc. - Class A	29,296
1,040	@	Interwoven, Inc.	13,530
2,140	@	j2 Global Communications, Inc.	41,773
580	@	Knot, Inc.	4,362
2,260	@	McAfee, Inc.	68,546
900	@,L	NetFlix, Inc.	20,682
860		Nutri/System, Inc.	12,049
1,770	@	Perficient, Inc.	5,399
1,250	@	Priceline.com, Inc.	86,250
1,810	@	Stamps.com, Inc.	16,037
17,550	@	Symantec Corp.	211,127
2,450		United Online, Inc.	16,244
3,900	@	Valueclick, Inc.	24,063
1,740	@	Websense, Inc.	28,136
			975,448
		Investment Companies: 0.0%
6,250		Apollo Investment Corp.	53,063
			53,063

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING BALANCED FUND  AS OF NOVEMBER 30, 2008 (UNAUDITED) (CONTINUED)

Shares			Value
		Iron/Steel: 0.5%
3,650		AK Steel Holding Corp.	$28,762
1,200		Carpenter Technology Corp.	19,992
2,210		Cliffs Natural Resources, Inc.	52,488
9,950		Nucor Corp.	355,016
500		Olympic Steel, Inc.	8,750
3,600		Reliance Steel & Aluminum Co.	74,232
3,150		Steel Dynamics, Inc.	26,019
4,550		United States Steel Corp.	138,320
			703,579
		Leisure Time: 0.1%
1,656		Callaway Golf Co.	16,676
1,590	L	Polaris Industries, Inc.	43,407
1,210	@	WMS Industries, Inc.	29,827
			89,910
		Machinery-Construction & Mining: 0.1%
1,300		Bucyrus International, Inc.	25,389
3,495		Joy Global, Inc.	81,399
1,700	@	Terex Corp.	24,242
			131,030
		Machinery-Diversified: 0.7%
2,900	@	AGCO Corp.	71,398
1,290		Applied Industrial Technologies, Inc.	24,587
1,290		Cognex Corp.	17,583
4,050		Cummins, Inc.	103,599
5,000		Deere & Co.	174,050
4,400		Flowserve Corp.	221,452
1,990	@	Gardner Denver, Inc.	49,253
950		Graco, Inc.	20,387
1,650		IDEX Corp.	37,950
250		Nordson Corp.	8,113
860		Robbins & Myers, Inc.	19,350
1,750		Roper Industries, Inc.	80,098
1,750		Wabtec Corp.	67,533
1,350	@	Zebra Technologies Corp.	28,566
			923,919
		Media: 1.5%
26,089		Comcast Corp. - Class A	452,383
14,700	@	DIRECTV Group, Inc.	323,547
1,716		EW Scripps Co.	5,028
500		Factset Research Systems, Inc.	20,000
50,704		News Corp. - Class A	400,562
1,950		Scholastic Corp.	29,777
85,100		Time Warner, Inc.	770,155
			2,001,452
		Metal Fabricate/Hardware: 0.1%
570		AM Castle & Co.	5,176
1,050		Commercial Metals Co.	12,579
200		Lawson Products	4,566
1,790		Mueller Industries, Inc.	41,707
1,421		Precision Castparts Corp.	89,097
200		Valmont Industries, Inc.	11,060
881		Worthington Industries	11,700
			175,885
		Mining: 0.0%
400		Amcol International Corp.	8,056
400	@	Century Aluminum Co.	3,260

Shares			Value
1,550		Freeport-McMoRan Copper & Gold, Inc.	$37,185
200	@	RTI International Metals, Inc.	2,404
			50,905
		Miscellaneous Manufacturing: 2.5%
1,810		Acuity Brands, Inc.	48,798
990		AO Smith Corp.	32,413
1,489		Aptargroup, Inc.	49,792
1,010		Barnes Group, Inc.	13,524
1,750		Brink's Co.	38,098
1,010	@,L	Ceradyne, Inc.	26,523
440		Clarcor, Inc.	14,128
11,150		Cooper Industries Ltd.	269,161
2,950		Crane Co.	43,719
600		Donaldson Co., Inc.	20,532
14,800		Dover Corp.	441,484
730		Eaton Corp.	33,828
1,390	@	EnPro Industries, Inc.	25,951
3,750		Federal Signal Corp.	26,325
80,583		General Electric Co.	1,383,610
2,240	@	Griffon Corp.	17,920
8,550		Honeywell International, Inc.	238,203
650		John Bean Technologies Corp.	5,675
560	@	Lydall, Inc.	2,957
1,750		Matthews International Corp. - Class A	71,453
1,440		Movado Group, Inc.	19,440
660		Myers Industries, Inc.	4,013
7,950		Parker Hannifin Corp.	326,586
1,950		Pentair, Inc.	48,477
1,250		SPX Corp.	46,650
10,300		Textron, Inc.	156,869
880		Tredegar Corp.	13,834
			3,419,963
		Office Furnishings: 0.1%
2,409		Herman Miller, Inc.	35,436
2,700		HNI, Corp.	36,045
			71,481
		Office/Business Equipment: 0.6%
15,650		Pitney Bowes, Inc.	386,712
61,600		Xerox Corp.	430,584
			817,296
		Oil & Gas: 6.4%
5,063		Anadarko Petroleum Corp.	207,836
717		Apache Corp.	55,424
2,120	@	Atwood Oceanics, Inc.	38,372
14,963		Chevron Corp.	1,182,227
1,050		Cimarex Energy Co.	29,789
800	@	Comstock Resources, Inc.	33,544
23,350		ConocoPhillips	1,226,342
2,100	@	Denbury Resources, Inc.	20,013
1,300	@	Encore Acquisition Co.	34,372
600		Equitable Resources, Inc.	20,022
54,410		ExxonMobil Corp.	4,360,962
1,650	@	Forest Oil Corp.	28,793
2,400		Frontier Oil Corp.	28,656
1,540		Helmerich & Payne, Inc.	39,054
1,657		Hess Corp.	89,544
1,600	@	Mariner Energy, Inc.	17,584

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING BALANCED FUND  AS OF NOVEMBER 30, 2008 (UNAUDITED) (CONTINUED)

Shares			Value
		Oil & Gas (continued)
4,510		Murphy Oil Corp.	$198,666
650	@	Newfield Exploration Co.	14,677
8,800		Noble Corp.	235,752
500		Penn Virginia Corp.	15,015
100	@	Petroleum Development Corp.	1,920
1,640	@,L	Petroquest Energy, Inc.	11,496
1,400	@	Pioneer Drilling Co.	10,276
3,430	@	Plains Exploration & Production Co.	79,405
1,750	@	Pride International, Inc.	28,368
450	@	Quicksilver Resources, Inc.	2,804
1,620		St. Mary Land & Exploration Co.	32,578
1,690	@	Stone Energy Corp.	28,088
4,901		Sunoco, Inc.	194,766
810	@	Swift Energy Co.	17,310
7,104		Tesoro Petroleum Corp.	65,286
820	@	Unit Corp.	23,518
19,935		Valero Energy Corp.	365,807
			8,738,266
		Oil & Gas Services: 0.9%
7,250		Baker Hughes, Inc.	252,518
1,700	@	Basic Energy Services, Inc.	19,516
6,856		BJ Services Co.	82,203
10,288	@	Cameron International Corp.	217,077
1,300	@	FMC Technologies, Inc.	35,711
400		Gulf Island Fabrication, Inc.	5,764
3,050	@	Helix Energy Solutions Group, Inc.	19,612
580	@	Hornbeck Offshore Services, Inc.	9,790
2,140	@	ION Geophysical Corp.	6,420
680		Lufkin Industries, Inc.	33,531
15,193	@	National Oilwell Varco, Inc.	429,810
1,000	@	Oceaneering International, Inc.	25,820
1,170	@	Oil States International, Inc.	25,061
540	@	SEACOR Holdings, Inc.	35,710
2,000	@	Superior Energy Services	33,700
			1,232,243
		Packaging & Containers: 0.5%
7,800		Ball Corp.	284,310
5,700		Bemis Co.	154,014
1,200		Greif, Inc. - Class A	39,780
1,710		Rock-Tenn Co.	57,747
3,679		Sonoco Products Co.	92,343
			628,194
		Pharmaceuticals: 4.1%
1,331		Abbott Laboratories	69,731
800	@,L	Alpharma, Inc.	28,880
585	@	Barr Pharmaceuticals, Inc.	38,253
22,350		Bristol-Myers Squibb Co.	462,645
840	@	Catalyst Health Solutions, Inc.	18,900
28,954		Eli Lilly & Co.	988,779
4,750	@	Endo Pharmaceuticals Holdings, Inc.	104,453
7,450	@	Express Scripts, Inc.	428,450
12,700	@	Forest Laboratories, Inc.	307,086
9,541	@	King Pharmaceuticals, Inc.	91,689
3,150		Medicis Pharmaceutical Corp.	38,525
24,262		Merck & Co., Inc.	648,281
500	@	NBTY, Inc.	7,285
2,850		Omnicare, Inc.	68,714

Shares			Value
750	@	Par Pharmaceutical Cos., Inc.	$8,745
2,500		Perrigo Co.	86,025
69,200		Pfizer, Inc.	1,136,956
750	@	PharMerica Corp.	12,465
3,340	@,L	Salix Pharmaceuticals Ltd.	27,054
27,200		Schering-Plough Corp.	457,232
3,000	@	Sepracor, Inc.	35,280
1,930	@	Theragenics Corp.	2,818
2,450	@,L	Valeant Pharmaceuticals International	47,726
1,650	@	VCA Antech, Inc.	31,433
2,450	@	Viropharma, Inc.	27,685
1,757	@	Watson Pharmaceuticals, Inc.	41,729
8,450		Wyeth	304,285
			5,521,104
		Pipelines: 0.1%
1,800		Oneok, Inc.	52,812
5,215		Spectra Energy Corp.	84,796
			137,608
		Real Estate: 0.0%
880	@	Forestar Real Estate Group, Inc.	4,074
530		Jones Lang LaSalle, Inc.	12,630
			16,704
		Retail: 4.1%
2,000		Advance Auto Parts, Inc.	60,720
1,500	@	Aeropostale, Inc.	22,680
1,770		American Eagle Outfitters	16,992
2,200	@	AnnTaylor Stores Corp.	9,878
3,131	@	Autozone, Inc.	341,968
7,100	@	Big Lots, Inc.	124,392
2,400	@	BJ's Wholesale Club, Inc.	85,872
4,700		Borders Group, Inc.	5,029
430		Brown Shoe Co., Inc.	2,425
1,125		Buckle, Inc.	21,218
320	@,L	Buffalo Wild Wings, Inc.	7,347
1,220		Casey's General Stores, Inc.	36,173
1,030		Cash America International, Inc.	27,820
2,120		Cato Corp.	29,595
1,210	@	CEC Entertainment, Inc.	20,824
1,850	@	Charlotte Russe Holding, Inc.	9,250
500	@	Childrens Place Retail Stores, Inc.	11,725
450	@,L	Chipotle Mexican Grill, Inc.	22,311
3,650		Christopher & Banks Corp.	12,301
4,600	@	Collective Brands, Inc.	35,190
1,000	@	Copart, Inc.	26,670
1,900		CVS Caremark Corp.	54,967
2,800	@	Dollar Tree, Inc.	118,608
2,060	@,L	Dress Barn, Inc.	16,130
11,250		Family Dollar Stores, Inc.	312,525
1,250		Finish Line	6,638
1,170	@	First Cash Financial Services, Inc.	18,041
4,400		Foot Locker, Inc.	29,612
10,900	@	GameStop Corp.	238,165
34,350		Gap, Inc.	447,237
760	@	Genesco, Inc.	10,230
900		Guess ?, Inc.	11,907
1,170	@	Gymboree Corp.	29,426
560	L	Haverty Furniture Cos., Inc.	4,754
650	@	Hibbett Sporting Goods, Inc.	9,256
1,300	@	HOT Topic, Inc.	10,686
230	@	Jack in the Box, Inc.	4,025

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING BALANCED FUND  AS OF NOVEMBER 30, 2008 (UNAUDITED) (CONTINUED)

Shares			Value
		Retail (continued)
900	@,L	Jo-Ann Stores, Inc.	$12,492
1,390	@,L	JoS. A Bank Clothiers, Inc.	27,175
411	L	Landry's Restaurants, Inc.	4,763
15,150		McDonald's Corp.	890,063
1,950		MSC Industrial Direct Co.	67,490
1,350	@,L	Panera Bread Co.	59,994
1,390	@	PetMed Express, Inc.	24,923
1,750	@,L	PF Chang's China Bistro, Inc.	32,778
1,400		Phillips-Van Heusen	24,416
7,364		RadioShack Corp.	72,535
730	@	Red Robin Gourmet Burgers, Inc.	8,899
3,100		Regis Corp.	34,069
3,500		Ross Stores, Inc.	92,750
1,292	@	Sonic Corp.	10,917
860	@	Texas Roadhouse, Inc.	4,807
4,150		TJX Cos., Inc.	94,703
1,260	@	Tractor Supply Co.	48,359
1,045	@	Tween Brands, Inc.	4,013
3,250	@	Urban Outfitters, Inc.	59,053
29,676		Wal-Mart Stores, Inc.	1,658,295
7,350		Wendy's/Arby's Group, Inc. - Class A	29,547
710		World Fuel Services Corp.	25,773
1,400	@,L	Zale Corp.	8,302
770	@	Zumiez, Inc.	6,653
			5,555,356
		Savings & Loans: 0.7%
2,126		Anchor Bancorp. Wisconsin, Inc.	6,229
3,800		Astoria Financial Corp.	70,148
1,820		Brookline Bancorp., Inc.	20,548
2,020		Dime Community Bancshares	27,250
2,700		First Niagara Financial Group, Inc.	41,877
1,010	@,L	Guaranty Financial Group, Inc.	2,727
39,050		Hudson City Bancorp., Inc.	652,526
5,200		New York Community Bancorp., Inc.	67,860
1,012	@	Sovereign Bancorp., Inc.	2,500
			891,665
		Semiconductors: 1.0%
480	@	ATMI, Inc.	5,722
2,430	@	Axcelis Technologies, Inc.	1,434
900	@	Brooks Automation, Inc.	3,474
1,280	@	Cabot Microelectronics Corp.	31,706
477		Cohu, Inc.	5,342
850	@,L	Cree, Inc.	13,498
3,750	@,L	Cypress Semiconductor Corp.	13,988
560	@	Diodes, Inc.	2,615
3,550	@	DSP Group, Inc.	20,306
440	@	Hittite Microwave Corp.	12,857
2,400	@	Integrated Device Technology, Inc.	12,408
35,200		Intel Corp.	485,760
1,000		Intersil Corp.	9,060
1,900	@,L	Kulicke & Soffa Industries, Inc.	2,679
3,660	@	Lam Research Corp.	73,932
580	@	Microsemi Corp.	11,304
2,060	@	MKS Instruments, Inc.	29,479
16,350		National Semiconductor Corp.	179,850
400	@	Pericom Semiconductor Corp.	2,164

Shares				Value
8,650	@	QLogic Corp.		$91,863
1,000	@	Silicon Laboratories, Inc.		20,960
3,750	@	Skyworks Solutions, Inc.		20,213
1,210	@	Standard Microsystems Corp.		18,440
180	@	Supertex, Inc.		3,753
3,450	@	Triquint Semiconductor, Inc.		8,901
800	@	Ultratech, Inc.		10,040
1,625	@	Varian Semiconductor Equipment Associates, Inc.		29,900
400	@	Veeco Instruments, Inc.		2,372
13,969		Xilinx, Inc.		228,533
				1,352,553
		Software: 2.2%
2,000	@	ACI Worldwide, Inc.		31,400
2,100		Acxiom Corp.		15,771
1,250	@	Ansys, Inc.		36,075
4,500	@	Autodesk, Inc.		74,655
800	@	Avid Technology, Inc.		10,016
600		Blackbaud, Inc.		7,500
4,550		Broadridge Financial Solutions ADR		51,870
1,400	@	Cerner Corp.		50,372
19,500	@	Compuware Corp.		123,825
340	@	Concur Technologies, Inc.		9,333
370	@	CSG Systems International		6,231
530	@	Digi International, Inc.		4,887
1,246		Dun & Bradstreet Corp.		99,680
900	@	Eclipsys Corp.		11,808
4,520	@,L	Epicor Software Corp.		18,532
1,650		Fair Isaac Corp.		23,331
13,500		Fidelity National Information Services, Inc.		231,930
12,350	@	Fiserv, Inc.		421,629
13,750		IMS Health, Inc.		180,813
2,800	@	Informatica Corp.		38,864
1,554	@	JDA Software Group, Inc.		20,482
400	@	Mantech International Corp.		21,768
1,950	@	Metavante Technologies, inc.		33,677
38,668		Microsoft Corp.		781,867
1,510	@	Omnicell, Inc.		17,123
23,978	@	Oracle Corp.		385,806
2,900	@	Parametric Technology Corp.		33,524
1,331	@	Phase Forward, Inc.		18,461
900	@	Phoenix Technologies Ltd.		3,006
2,040	@	Progress Software Corp.		43,411
2,650		SEI Investments Co.		40,969
890	@	Smith Micro Software, Inc.		4,548
730	@	SPSS, Inc.		17,841
2,695	@	Sybase, Inc.		66,405
1,200	@,L	SYNNEX Corp.		12,552
1,600	@	Take-Two Interactive Software, Inc.		19,440
650	@	Taleo Corp.		4,199
750	@	Tyler Technologies, Inc.		9,473
				2,983,074
		Telecommunications: 3.0%
7,050	@	3	Com Corp.	14,171
4,400	@	Adaptec, Inc.		12,364
1,300	@	ADC Telecommunications, Inc.		9,243
880	@	Anixter International, Inc.		24,112
2,828	@	Arris Group, Inc.		20,333
43,635		AT&T, Inc.		1,246,216

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING BALANCED FUND  AS OF NOVEMBER 30, 2008 (UNAUDITED) (CONTINUED)

Shares			Value
		Telecommunications (continued)
1,000		Black Box Corp.	$24,480
59,047	@	Cisco Systems, Inc.	976,637
2,509	@	CommScope, Inc.	28,327
180	@	Comtech Telecommunications	8,537
3,400		Corning, Inc.	30,634
5,700		Embarq Corp.	186,048
1,920		Fairpoint Communications, Inc.	6,720
2,560	@	Foundry Networks, Inc.	39,654
2,650	@	Harmonic, Inc.	13,648
7,996		Harris Corp.	278,900
9,850	@	JDS Uniphase Corp.	26,792
1,750	@	Netgear, Inc.	21,175
3,180	@,L	Network Equipment Technologies, Inc.	10,876
2,600	@	NeuStar, Inc.	49,790
1,770	@	Novatel Wireless, Inc.	6,779
1,400		Plantronics, Inc.	17,794
40	@	Symmetricom, Inc.	167
880	@	Tekelec	10,780
2,360		Telephone & Data Systems, Inc.	76,582
1,010	@	Tollgrade Communications, Inc.	4,899
20,098		Verizon Communications, Inc.	656,200
36,300		Windstream Corp.	321,618
			4,123,476
		Textiles: 0.1%
1,370		G&K Services, Inc.	32,058
600	@	Mohawk Industries, Inc.	18,444
730		Unifirst Corp.	20,228
			70,730
		Toys/Games/Hobbies: 0.2%
10,200		Hasbro, Inc.	273,360
880	@	Jakks Pacific, Inc.	15,752
470	@	RC2 Corp.	4,996
			294,108
		Transportation: 0.3%
2,350		Alexander & Baldwin, Inc.	60,748
1,040		Arkansas Best Corp.	27,612
600		Heartland Express, Inc.	9,264
610	@	HUB Group, Inc.	16,287
350	@	Kansas City Southern	7,672
1,500	@	Kirby Corp.	38,145
580		Landstar System, Inc.	18,641
310	@	Old Dominion Freight Line	7,378
650		Overseas Shipholding Group	24,089
4,600		Ryder System, Inc.	165,186
780		Tidewater, Inc.	30,794
2,550		Werner Enterprises, Inc.	44,319
			450,135
		Total Common Stock (Cost $100,917,676)	84,274,444
REAL ESTATE INVESTMENT TRUSTS: 1.1%
		Apartments: 0.3%
3,685		Apartment Investment & Management Co.	42,267
200		BRE Properties, Inc.	5,872
300		Camden Property Trust	7,941
6,431		Equity Residential	195,695
450	L	Essex Property Trust, Inc.	38,912

Shares			Value
480		Home Properties, Inc.	$18,720
370		Mid-America Apartment Communities, Inc.	13,701
1,100		Post Properties, Inc.	17,248
600		UDR, Inc.	9,078
			349,434
		Diversified: 0.1%
1,990		Colonial Properties Trust	11,283
600		Duke Realty Corp.	4,926
910		Entertainment Properties Trust	22,322
3,200		Lexington Corporate Properties Trust	15,520
2,900		Liberty Property Trust	55,448
100		PS Business Parks, Inc.	4,766
			114,265
		Forest Products & Paper: 0.0%
500		Rayonier, Inc.	16,700
			16,700
		Health Care: 0.3%
12,809		HCP, Inc.	264,762
1,750		Health Care Real Estate Investment Trust, Inc.	66,500
690	L	Medical Properties Trust, Inc.	4,299
1,790		Senior Housing Properties Trust	24,935
			360,496
		Hotels: 0.2%
6,980		DiamondRock Hospitality Co.	25,966
4,200		Hospitality Properties Trust	48,132
26,950		Host Hotels & Resorts, Inc.	202,664
1,550		LaSalle Hotel Properties	13,671
			290,433
		Office Property: 0.1%
200		Alexandria Real Estate Equities, Inc.	8,856
1,240		BioMed Realty Trust, Inc.	11,557
1,000		Highwoods Properties, Inc.	23,880
540		Kilroy Realty Corp.	16,454
2,400		Mack-Cali Realty Corp.	45,528
930		Parkway Properties, Inc.	12,713
			118,988
		Regional Malls: 0.0%
2,050		Macerich Co.	27,593
1,880		Pennsylvania Real Estate Investment Trust	8,460
			36,053
		Shopping Centers: 0.1%
1,750		Cedar Shopping Centers, Inc.	8,225
600	L	Federal Realty Investment Trust	34,704
370		Inland Real Estate Corp.	4,133
900		Kite Realty Group Trust	3,519
500		Regency Centers Corp.	17,805
370	L	Tanger Factory Outlet Centers, Inc.	13,557
2,550		Weingarten Realty Investors	36,363
			118,306

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING BALANCED FUND  AS OF NOVEMBER 30, 2008 (UNAUDITED) (CONTINUED)

Shares			Value
		Single Tenant: 0.0%
350		National Retail Properties, Inc.	$4,694
400		Realty Income Corp.	8,076
			12,770
		Storage: 0.0%
938		Extra Space Storage, Inc.	8,301
132		Sovran Self Storage, Inc.	3,585
			11,886
		Warehouse/Industrial: 0.0%
1,900		AMB Property Corp.	32,718
270		EastGroup Properties, Inc.	8,702
			41,420
		Total Real Estate Investment Trusts (Cost $2,254,528)	1,470,751
EXCHANGE-TRADED FUNDS: 0.2%
		Exchange-Traded Funds: 0.2%
2,600		iShares S&P SmallCap 600 Index Fund	109,772
1,700	L	Midcap SPDR Trust Series 1	159,103
			268,875
		Total Exchange-Traded Funds (Cost $269,498)	268,875
PREFERRED STOCK: 0.7%
		Banks: 0.1%
9,325	@@,P	Santander Finance	79,263
			79,263
		Diversified Financial Services: 0.3%
4,000	P	JPMorgan Chase Capital XXVI	93,800
12,625	P	Merrill Lynch & Co., Inc.	98,096
204	#,P	Zurich RegCaPS Funding Trust	151,661
			343,557
		Insurance: 0.3%
12,600	@@,P	Aegon NV	108,234
4,707	@@,P	Aegon NV - Series 1	29,701
11,619	P	Metlife, Inc.	144,424
25,600	@@,P	XL Capital Ltd.	179,200
			461,559
		Total Preferred Stock (Cost $2,083,738)	884,379
WARRANTS: 0.0%
		Building Materials: 0.0%
400	#,I	Dayton Superior Corp.	4
			4
		Total Warrants (Cost $7,446)	4

Principal Amount			Value
CORPORATE BONDS/NOTES: 10.5%
		Agriculture: 0.1%
$49,000		Philip Morris International, Inc., 5.650%, due 05/16/18	$44,056
98,000		Philip Morris International, Inc., 6.375%, due 05/16/38	84,208
			128,264
		Airlines: 0.2%
302,000	C,S	Delta Airlines, Inc., 7.570%, due 11/18/10	253,680
			253,680
		Banks: 3.9%
270,000	@@,C,S	Australia & New Zealand Banking Group Ltd., 3.588%, due 12/31/49	174,150
414,000	C,S	BAC Capital Trust XIV, 5.630%, due 12/31/49	174,265
69,000	@@,#,C,S	Banco Mercantil del Norte SA, 6.135%, due 10/13/16	47,027
245,000	C,S	Bank of America Corp., 8.000%, due 01/30/18	170,389
254,000	C,S	Bank of America Corp., 8.125%, due 12/29/49	178,808
100,000	@@,C	Bank of Ireland, 3.500%, due 12/29/49	62,000
30,000	@@,C,S	Bank of Scotland, 2.750%, due 12/31/49	11,081
12,000	C, S	BankAmerica Capital II, 8.000%, due 12/15/26	10,220
130,000	@@,C	Barclays Bank PLC, 3.250%, due 12/31/49	79,017
109,000	@@,#,C,S	Barclays Bank PLC, 5.926%, due 09/29/49	62,195
218,000	@@,#,S	Barclays Bank PLC, 6.050%, due 12/04/17	186,261
30,000	@@,C	Barclays O/S Inv, 2.875%, due 04/11/49	19,350
180,000	@@,C	BNP Paribas, 3.998%, due 09/29/49	97,981
405,000	C,S	Citigroup, Inc., 8.400%, due 04/29/49	239,639
111,000	@@,#,C	Danske Bank A/S, 5.914%, due 12/29/49	72,208
100,000	@@,C	Den Norske Bank ASA, 2.500%, due 11/29/49	50,780
211,000	#,C	Dresdner Funding Trust I, 8.151%, due 06/30/31	106,644
98,000		Fifth Third Bancorp., 8.250%, due 03/01/38	77,272
62,000		First Tennessee Bank NA, 2.296%, due 05/18/09	58,050
72,000		Goldman Sachs Group, Inc., 5.250%, due 04/01/13	62,816
168,000	S	Goldman Sachs Group, Inc., 5.450%, due 11/01/12	149,986
109,000	@@,#,C	HBOS PLC, 5.375%, due 11/29/49	56,559
420,000	@@,C,S	Hongkong & Shanghai Banking Corp., Ltd., 3.813%, due 07/29/49	226,800
200,000	@@,C	HSBC Bank PLC, 3.288%, due 06/29/49	108,000

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING BALANCED FUND  AS OF NOVEMBER 30, 2008 (UNAUDITED) (CONTINUED)

Principal Amount			Value
		Banks (continued)
$200,000	@@	HSBC Bank PLC, 3.438%, due 06/29/49	$107,000
201,000	C,S	JPMorgan Chase & Co., 7.900%, due 04/29/49	157,742
190,000	@@,C	Lloyds TSB Bank PLC, 2.375%, due 11/29/49	102,856
160,000	@@,C	Lloyds TSB Bank PLC, 3.218%, due 08/29/49	85,245
150,000	@@,C	Lloyds TSB Bank PLC, 3.500%, due 11/29/49	79,967
35,000	@@,C	Mizuho Financial Group Cayman Ltd., 8.375%, due 01/29/49	32,422
100,000		Morgan Stanley, 6.000%, due 04/28/15	82,602
544,000	C,S	National City Preferred Capital Trust I, 12.000%, due 12/29/49	500,486
20,000	@@,C	National Westminster Bank PLC, 2.438%, due 11/29/49	11,300
230,000	@@,C	National Westminster Bank PLC, 3.313%, due 08/29/49	132,250
116,000	#,C	Rabobank Capital Funding II, 5.260%, due 12/29/49	75,020
140,000	C	RBS Capital Trust I, 5.512%, due 09/30/49	64,681
240,000	@@,C	Royal Bank of Scotland Group PLC, 3.375%, due 12/29/49	152,400
90,000	@@,C	Societe Generale, 2.625%, due 11/29/49	55,214
350,000	@@,C,S	Standard Chartered PLC, 2.473%, due 12/29/49	224,000
310,000	@@,C,S	Standard Chartered PLC, 2.813%, due 11/29/49	195,300
40,000	@@,C	Standard Chartered PLC, 3.275%, due 01/29/49	26,000
220,000	@@,C	Standard Chartered PLC, 4.438%, due 07/29/49	139,700
11,000	C	State Street Capital Trust III, 8.250%, due 12/29/49	9,200
77,000	C	SunTrust Preferred Capital I, 5.853%, due 12/31/49	34,670
64,000	C	USB Capital IX, 6.189%, due 03/29/49	33,295
136,000		Wachovia Bank NA, 6.600%, due 01/15/38	116,972
137,000	C	Wachovia Capital Trust III, 5.800%, due 12/31/49	58,935
54,000	C	Wachovia Corp., 7.980%, due 02/08/49	38,848
144,000	C,S	Wells Fargo Capital XV, 9.750%, due 12/29/49	136,207
110,000	@@,C	Westpac Banking Corp., 4.056%, due 09/30/49	73,975
97,000	@@,#,C	Westpac Capital Trust IV, 5.256%, due 12/29/49	57,736
			5,265,521
		Chemicals: 0.1%
40,000	Z	Stauffer Chemical, 6.790%, due 04/15/10	36,549

Principal Amount			Value
$90,000	Z	Stauffer Chemical, 11.430%, due 04/15/17	$45,659
70,000	Z	Stauffer Chemical, 11.970%, due 04/15/18	32,746
112,000		Union Carbide Corp., 7.750%, due 10/01/96	87,261
			202,215
		Computers: 0.3%
167,000	C,S	International Business Machines Corp., 7.625%, due 10/15/18	179,814
53,000	C,S	International Business Machines Corp., 8.000%, due 10/15/38	59,053
106,000	C	Lexmark International, Inc., 5.900%, due 06/01/13	84,831
92,000	C	Lexmark International, Inc., 6.650%, due 06/01/18	71,797
			395,495
		Diversified Financial Services: 1.9%
514,000	@@,#,C,S	Aiful Corp., 4.450%, due 02/16/10	381,246
76,000	S	American Express Co., 7.000%, due 03/19/18	65,974
77,000	S	American Express Co., 8.150%, due 03/19/38	71,646
100,000	S	American General Finance Corp., 6.900%, due 12/15/17	41,360
455,000	#,S	Astoria Depositor Corp., 8.144%, due 05/01/21	409,500
109,000	@@,C	BNP Paribas, 3.438%, due 12/31/49	66,275
137,000	#,C,S	Corestates Capital Trust I, 8.000%, due 12/15/26	111,609
133,000		Countrywide Financial Corp., 5.800%, due 06/07/12	126,353
105,000	@@,C	Financiere CSFB NV, 4.000%, due 03/29/49	68,775
96,000	C	Fund American Cos., Inc., 5.875%, due 05/15/13	71,783
168,000	S	General Electric Capital Corp., 5.875%, due 01/14/38	137,964
150,000	#,C	HVB Funding Trust III, 9.000%, due 10/22/31	60,429
6,000		John Deere Capital Corp., 5.750%, due 09/10/18	5,338
200,000	@@,#,S	Mantis Reef Ltd., 4.799%, due 11/03/09	199,746
169,000	C,S	National Rural Utilities Cooperative Finance Corp., 10.375%, due 11/01/18	180,132
372,570	#,C,S	Piper Jaffray Equipment Trust Securities, 6.000%, due 09/10/11	268,250
266,552	#,C,S	Piper Jaffray Equipment Trust Securities, 6.750%, due 04/01/11	191,917
1,235,314	#,Z	Toll Road Investors Partnership II LP, 21.180%, due 02/15/45	140,697
200,000	#,C,S	Twin Reefs Pass-through Trust, 2.825%, due 12/10/49	10,250
			2,609,244

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING BALANCED FUND  AS OF NOVEMBER 30, 2008 (UNAUDITED) (CONTINUED)

Principal Amount			Value
		Electric: 0.9%
$308,000	C,S	Commonwealth Edison Co., 6.950%, due 07/15/18	$277,224
90,000	C	DTE Energy Co., 7.050%, due 06/01/11	89,240
72,000	C	FPL Group Capital, Inc., 6.350%, due 10/01/66	39,652
22,000	C	FPL Group Capital, Inc., 6.650%, due 06/15/67	12,116
61,947	#,C	Juniper Generation, LLC, 6.790%, due 12/31/14	66,799
65,000	C	Nevada Power Co., 6.750%, due 07/01/37	54,048
317,000	C,S	NorthWestern Corp., 5.875%, due 11/01/14	282,454
95,000	#,C	Oncor Electric Delivery Co., 6.800%, due 09/01/18	85,652
129,000	#,C	Oncor Electric Delivery Co., 7.500%, due 09/01/38	111,054
112,000	C	Sierra Pacific Power Co., 6.250%, due 04/15/12	111,542
121,000	#	White Pine Hydro Portfolio, LLC, 7.260%, due 07/20/15	107,060
			1,236,841
		Energy-Alternate Sources: 0.2%
200,000	I	Greater Ohio Ethanol, LLC, 6.301%, due 12/31/13	50,000
200,000		Greater Ohio Ethanol, LLC, 12.630%, due 12/31/13	—
143,000	#	White Pine Hydro, LLC, 6.310%, due 07/10/17	124,784
131,000	#	White Pine Hydro, LLC, 6.960%, due 07/10/37	113,959
			288,743
		Food: 0.1%
145,000	S	Kraft Foods, Inc., 6.125%, due 02/01/18	133,881
31,000		Kraft Foods, Inc., 6.500%, due 08/11/17	29,545
24,000	S	Kraft Foods, Inc., 6.875%, due 02/01/38	21,098
			184,524
		Forest Products & Paper: 0.1%
75,000	@@,S	Abitibi-Consolidated, Inc., 7.500%, due 04/01/28	11,250
213,000	@@,C,S	Abitibi-Consolidated, Inc., 8.500%, due 08/01/29	33,015
154,000	@@,C,S	Abitibi-Consolidated, Inc., 8.850%, due 08/01/30	28,490
25,000	C	International Paper Co., 7.400%, due 06/15/14	20,529
149,000	C	International Paper Co., 7.950%, due 06/15/18	117,134
			210,418
		Gas: 0.3%
633,000	C,S	Southern Union Co., 7.200%, due 11/01/66	353,626
			353,626

Principal Amount			Value
		Healthcare-Services: 0.1%
$164,000	C	UnitedHealth Group, Inc., 6.875%, due 02/15/38	$127,190
			127,190
		Home Builders: 0.0%
168,000	C,S	Beazer Homes USA, Inc., 8.125%, due 06/15/16	57,960
			57,960
		Insurance: 0.6%
340,000	@@,C	Aegon NV, 4.567%, due 12/31/49	98,388
180,000	S	American International Group, Inc., 5.850%, due 01/16/18	107,051
180,000	#,C	Metlife Capital Trust IV, 7.875%, due 12/15/37	105,180
65,000	C,S	MetLife, Inc., 6.375%, due 06/15/34	50,902
128,000	C,S	Progressive Corp., 6.700%, due 06/15/37	68,089
43,000		Prudential Financial, Inc., 5.700%, due 12/14/36	25,773
89,000		Prudential Financial, Inc., 6.000%, due 12/01/17	70,735
157,000		Prudential Financial, Inc., 6.625%, due 12/01/37	111,497
463,000	@@,C	Security Capital Assurance Ltd., 6.880%, due 06/30/49	602
181,000	@@,#,C	White Mountains Re Group Ltd., 7.506%, due 05/29/49	114,935
59,000	@@,C	XL Capital, Ltd., 6.500%, due 12/15/49	17,719
			770,871
		Media: 0.3%
32,000	C	Comcast Corp., 5.900%, due 03/15/16	27,956
33,000	C	Comcast Corp., 6.300%, due 11/15/17	29,097
17,000	C,S	Comcast Corp., 6.950%, due 08/15/37	14,295
323,000	#,C,S	COX Communications, Inc., 6.250%, due 06/01/18	277,513
62,000	#,C	COX Communications, Inc., 6.950%, due 06/01/38	49,751
91,000	C	News America, Inc., 6.650%, due 11/15/37	73,171
17,000	C	Time Warner, Inc., 7.700%, due 05/01/32	14,740
			486,523
		Miscellaneous Manufacturing: 0.1%
100,000		General Electric Co., 5.250%, due 12/06/17	91,795
			91,795
		Pipelines: 0.2%
54,000	C	Northwest Pipeline Corp., 7.000%, due 06/15/16	50,728
135,000	C	Panhandle Eastern Pipe Line, 6.200%, due 11/01/17	104,594
113,000	C	Transcontinental Gas Pipe Line Corp., 6.400%, due 04/15/16	102,547
			257,869

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING BALANCED FUND  AS OF NOVEMBER 30, 2008 (UNAUDITED) (CONTINUED)

Principal Amount			Value
		Real Estate: 0.1%
$36,000	C	Liberty Property LP, 6.375%, due 08/15/12	$31,194
107,000	C	Liberty Property LP, 7.750%, due 04/15/09	106,183
14,000	C	Simon Property Group L.P., 5.300%, due 05/30/13	10,361
			147,738
		Retail: 0.3%
109,912	#,C,S	CVS Lease Pass-through, 6.036%, due 12/10/28	87,480
102,000	C	Darden Restaurants, Inc., 5.625%, due 10/15/12	91,794
225,000	C,S	Darden Restaurants, Inc., 6.200%, due 10/15/17	175,070
			354,344
		Software: 0.1%
68,000	C	Oracle Corp., 5.250%, due 01/15/16	64,631
52,000	C,S	Oracle Corp., 5.750%, due 04/15/18	48,823
			113,454
		Telecommunications: 0.2%
207,000	S	Bellsouth Telecommunications, Inc., 7.000%, due 12/01/95	140,716
10,000	C	Embarq Corp., 6.738%, due 06/01/13	7,907
17,000	C	Embarq Corp., 7.995%, due 06/01/36	9,707
203,000	C	Sprint Capital Corp., 6.875%, due 11/15/28	99,646
			257,976
		Transportation: 0.4%
21,000	C,S	Burlington Northern Santa Fe Corp., 5.750%, due 03/15/18	19,180
27,000	C	Burlington Northern Santa Fe Corp., 6.150%, due 05/01/37	22,398
31,000	C	Burlington Northern Santa Fe Corp., 6.200%, due 08/15/36	25,931
113,000	C,S	CSX Corp., 6.250%, due 04/01/15	105,523
94,000	C	CSX Corp., 6.250%, due 03/15/18	82,594
131,000	C,S	CSX Corp., 7.450%, due 04/01/38	114,630
17,000	C	Norfolk Southern Corp., 5.750%, due 04/01/18	15,628
17,000	C	Norfolk Southern Corp., 7.050%, due 05/01/37	16,736
35,000	C	Union Pacific Corp., 6.625%, due 02/01/29	31,241
112,000	C	Union Pacific Corp., 7.875%, due 01/15/19	118,797
			552,658
		Total Corporate Bonds/Notes (Cost $19,494,053)	14,346,949
U.S. GOVERNMENT AGENCY OBLIGATIONS: 11.6%
		Federal Home Loan Mortgage Corporation: 6.4%
537,491	C,S	4.500%, due 12/15/16-02/15/20	522,769
1,942,678	C,S	5.000%, due 08/15/16-04/15/32	1,933,232

Principal Amount			Value
$57,697	S	5.015%, due 04/01/35	$56,909
4,053,000		5.500%, due 12/01/37	4,113,163
1,105,000	C,S	5.500%, due 12/15/20-07/15/33	1,113,930
895,906	C,S	6.000%, due 01/15/29	921,759
28,050	S	6.000%, due 04/01/14	28,684
80,393	S	6.500%, due 11/01/28-12/01/31	83,380
			8,773,826
		Federal National Mortgage Association: 5.1%
9,441	S	1.745%, due 08/25/33	9,044
4,335,000		5.000%, due 12/12/37	4,364,127
154,625	S	5.000%, due 02/25/29	153,905
86,095	S	5.027%, due 07/01/35	85,023
58,455	S	5.229%, due 08/01/35	57,575
985,905	S	5.500%, due 05/25/30-12/25/36	962,897
1,028,092	S	6.000%, due 08/01/16-01/01/38	1,056,887
87,867	S	7.000%, due 06/01/31	92,106
77,795	C,S	7.500%, due 01/25/48	80,537
12,621	S	7.500%, due 09/01/30-10/01/30	13,287
			6,875,388
		Government National Mortgage Association: 0.1%
4,616	S	5.375%, due 04/20/28	4,564
109,883	S	6.500%, due 06/15/29-01/15/32	113,328
73,966	S	7.500%, due 12/15/23	78,364
			196,256
		Total U.S. Government Agency Obligations (Cost $15,634,553)	15,845,470
U.S. TREASURY OBLIGATIONS: 0.7%
		U.S. Treasury Bonds: 0.3%
209,000	L	3.750%, due 11/15/18	223,140
119,000	S,L	4.375%, due 02/15/38	137,901
			361,041
		U.S. Treasury Notes: 0.4%
366,000		1.250%, due 11/30/10	367,602
189,000	L	2.750%, due 10/31/13	196,545
			564,147
		Total U.S. Treasury Obligations (Cost $890,853)	925,188
ASSET-BACKED SECURITIES: 2.5%
		Credit Card Asset-Backed Securities: 0.1%
140,000	C,S	Citibank Credit Card Issuance Trust, 5.650%, due 09/20/19	109,922
			109,922
		Home Equity Asset-Backed Securities: 0.8%
565,167	C,S	GSAA Trust, 5.242%, due 06/25/34	547,844
112,000	#,C,S	Irwin Home Equity, 5.960%, due 08/25/37	79,590
23,319	C,S	Merrill Lynch Mortgage Investors, Inc., 1.755%, due 07/25/34	16,725
303,000	C,S	Morgan Stanley Mortgage Loan Trust, 5.858%, due 01/25/47	202,139

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING BALANCED FUND  AS OF NOVEMBER 30, 2008 (UNAUDITED) (CONTINUED)

Principal Amount			Value
		Home Equity Asset-Backed Securities (continued)
$6,106	C,S	Renaissance Home Equity Loan Trust, 4.456%, due 05/25/35	$5,976
111,000	C,S	Residential Funding Mortgage Securities II, Inc., 5.890%, due 05/25/37	102,715
48,114	C,S	Wells Fargo Home Equity Trust, 3.970%, due 05/25/34	47,377
			1,002,366
		Other Asset-Backed Securities: 1.6%
17,183	C,S	Amortizing Residential Collateral Trust, 1.645%, due 05/25/32	9,209
12,830	C,S	Chase Funding Mortgage Loan Asset-Backed Certificates, 1.695%, due 07/25/33	11,050
2,449	C,S	Chase Funding Mortgage Loan Asset-Backed Certificates, 4.045%, due 05/25/33	2,370
220,703	C,S	Credit-Based Asset Servicing and Securitization, LLC, 4.831%, due 08/25/35	206,918
64,759	C,S	Credit-Based Asset Servicing and Securitization, LLC, 5.501%, due 12/25/36	57,050
119,000	#,C,S	Credit-Based Asset Servicing and Securitization, LLC, 5.746%, due 12/25/37	90,496
97,000	#,C,S	Credit-Based Asset Servicing and Securitization, LLC, 6.020%, due 12/25/37	55,320
103,823	C,S	Equity One, Inc., 5.050%, due 09/25/33	87,915
19,019	C,S	Fannie Mae, 1.535%, due 04/25/35	17,223
1,432,298	C,S	First Horizon Asset Back Trust, 1.525%, due 10/25/26	975,384
496,118	@@,#,C,S	Franklin CLO Ltd, 3.754%, due 09/20/15	450,028
250,000	#,C,S,I	Hudson Mezzanine Funding, 2.189%, due 06/12/42	250
191,948	@@,#,C,S	Liberty Square CDO Ltd., 4.846%, due 04/15/13	149,000
27,646	C,S	Merrill Lynch Mortgage Investors, Inc., 5.609%, due 03/25/37	21,838
10,399	C,S	Popular Mortgage Pass-through Trust, 4.000%, due 12/25/34	10,161
3,253	C,S	Residential Asset Mortgage Products, Inc., 2.015%, due 06/25/33	2,659
106,325	C,S	Structured Asset Securities Corp., 4.910%, due 06/25/33	75,594
			2,222,465
		Total Asset-Backed Securities (Cost $4,446,044)	3,334,753
COLLATERALIZED MORTGAGE OBLIGATIONS: 11.9%
182,537	C,S	American Home Mortgage Assets, 3.399%, due 11/25/46	60,291
324,076	C,S	American Home Mortgage Investment Trust, 1.775%, due 11/25/45	107,336

Principal Amount			Value
$224,117	#,S	Astoria Depositor Corp., 7.902%, due 05/01/21	$203,946
277,199	C,S	Banc of America Alternative Loan Trust, 6.278%, due 11/25/21	268,323
275,094	C,S	Banc of America Alternative Loan Trust, 6.480%, due 04/25/37	131,763
5,156,481	C,S,^	Banc of America Commercial Mortgage, Inc., 0.464%, due 01/15/49	51,099
25,453	C,S	Banc of America Commercial Mortgage, Inc., 4.161%, due 12/10/42	24,143
10,000	C,S	Banc of America Commercial Mortgage, Inc., 4.429%, due 11/10/39	8,846
19,152	C,S	Banc of America Commercial Mortgage, Inc., 4.611%, due 07/10/43	17,767
135,000	C,S	Banc of America Commercial Mortgage, Inc., 5.463%, due 09/10/47	28,214
20,000	C,S	Banc of America Commercial Mortgage, Inc., 6.186%, due 06/11/35	18,206
419,979	C,S	Banc of America Funding Corp., 5.254%, due 09/20/35	221,226
826,867	C,S	Banc of America Funding Corp., 5.651%, due 06/20/37	514,446
305,354	C,S	Banc of America Funding Corp., 5.750%, due 09/20/34	271,196
247,084	C,S	Banc of America Mortgage Securities, Inc., 5.172%, due 09/25/35	172,044
96,975	C,S	Banc of America Mortgage Securities, Inc., 5.250%, due 11/25/19	87,235
111,951	C,S	Banc of America Mortgage Securities, Inc., 5.500%, due 11/25/33	100,246
29,484	C,S	Banc of America Mortgage Securities, Inc., 5.500%, due 06/25/35	26,781
97,099	C,S	Bank of America Alternative Loan Trust, 6.000%, due 06/25/35	65,442
35,010	C,S	Bear Stearns Alternative-A Trust, 1.715%, due 07/25/34	19,105
206,000	#,C,S	Bear Stearns Commercial Mortgage Securities, 5.660%, due 09/11/41	44,795
238,980	C,S	Bear Stearns Commercial Mortgage Securities, 7.780%, due 02/15/32	234,655
243,069	C,S	Chase Manhattan Bank-First Union National Bank, 7.439%, due 08/15/31	239,600
323,526	C,S	Chase Mortgage Finance Corp., 5.408%, due 12/25/35	224,441
177,229	C,S	Chase Mortgage Finance Corp., 5.500%, due 11/25/35	157,911
301,555	C,S	Chaseflex Trust, 6.500%, due 02/25/37	173,114

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING BALANCED FUND  AS OF NOVEMBER 30, 2008 (UNAUDITED) (CONTINUED)

Principal Amount			Value
COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
$331,514	C,S	Citigroup Mortgage Loan Trust, Inc., 6.000%, due 11/25/35	$269,679
114,123	C,S	Citigroup Mortgage Securities, Inc., 5.500%, due 02/25/22	102,878
114,000	C,S	Commercial Mortgage Pass-through Certificates, 4.221%, due 03/10/39	104,575
99,213	C,S	Countrywide Alternative Loan Trust, 1.635%, due 11/25/46	29,489
3,141	C,S	Countrywide Alternative Loan Trust, 1.695%, due 02/25/35	2,714
212,159	C,S	Countrywide Alternative Loan Trust, 3.359%, due 11/25/46	54,598
203,058	C,S	Countrywide Alternative Loan Trust, 5.403%, due 10/25/35	121,701
155,444	C,S	Countrywide Alternative Loan Trust, 5.500%, due 02/25/25	103,903
1,663,399	C,S	Countrywide Alternative Loan Trust, 5.500%, due 12/25/35	1,190,673
1,630,240	C,S	Countrywide Alternative Loan Trust, 6.000%, due 10/25/35	1,017,519
73,293	C,S	Countrywide Home Loan Mortgage Pass-through Trust, 1.715%, due 04/25/35	22,694
142,901	C,S	Countrywide Home Loan Mortgage Pass-through Trust, 5.250%, due 10/25/35	93,541
356,958	C,S	Countrywide Home Loan Mortgage Pass-through Trust, 5.750%, due 07/25/37	278,773
44,564	C,S	Credit Suisse First Boston Mortgage Securities Corp., 3.727%, due 03/15/35	38,936
40,000	C,S	Credit Suisse First Boston Mortgage Securities Corp., 7.925%, due 04/15/62	38,971
124,476	C,S	Credit Suisse Mortgage Capital Certificates, 7.000%, due 08/25/36	74,939
427,610	C,S	DLJ Commercial Mortgage Corp., 7.300%, due 06/10/32	423,155
157,838	C,S	First Horizon Alternative Mortgage Securities, 5.500%, due 08/25/35	105,476
43,885	C,S	First Horizon Asset Securities, Inc., 5.396%, due 10/25/35	32,419
105,703	C,S	First Horizon Asset Securities, Inc., 5.500%, due 12/25/35	88,834
98,476	C,S	First Union National Bank Commercial Mortgage, 6.663%, due 01/12/43	92,951
4,724,737	C,S,^	GE Capital Commercial Mortgage Corp., 0.502%, due 06/10/48	49,126
24,820	C,S	GE Capital Commercial Mortgage Corp., 5.560%, due 06/10/38	23,427
192,129	C,S	GMAC Mortgage Corp. Loan Trust, 4.583%, due 10/19/33	144,384
371,413	C,S	GMAC Mortgage Corp. Loan Trust, 5.264%, due 03/18/35	322,254
383,896	C,S	GMAC Mortgage Corp. Loan Trust, 5.467%, due 11/19/35	242,501

Principal Amount			Value
$4,061,171	#,C,S,^	Greenwich Capital Commercial Funding Corp., 0.511%, due 03/10/39	$42,304
135,000	C,S	Greenwich Capital Commercial Funding Corp., 5.117%, due 04/10/37	121,525
123,000	C,S	Greenwich Capital Commercial Funding Corp., 5.534%, due 03/10/39	22,101
62,000	C,S	Greenwich Capital Commercial Funding Corp., 5.554%, due 03/10/39	11,000
50,000	C,S	Greenwich Capital Commercial Funding Corp., 5.613%, due 03/10/39	7,957
179,000	C,S	GS Mortgage Securities Corp. II, 5.815%, due 04/10/38	37,201
82,968	#,C,S	GSMPS Mortgage Loan Trust, 1.745%, due 01/25/35	64,046
98,429	C,S	GSR Mortgage Loan Trust, 5.500%, due 07/25/35	80,036
169,422	C,S	GSR Mortgage Loan Trust, 6.500%, due 10/25/36	130,352
23,392	C,S	Harborview Mortgage Loan Trust, 1.824%, due 01/19/35	11,570
39,847	C,S	Homebanc Mortgage Trust, 2.255%, due 08/25/29	27,453
19,438	C,S	JPMorgan Alternative Loan Trust, 5.503%, due 01/25/36	11,138
13,999,624	C,S,^	JPMorgan Chase Commercial Mortgage Securities Corp., 0.066%, due 01/12/43	11,680
17,000	C,S	JPMorgan Chase Commercial Mortgage Securities Corp., 4.223%, due 01/15/42	16,066
58,000	C,S	JPMorgan Chase Commercial Mortgage Securities Corp., 4.865%, due 03/15/46	46,477
188,000	C,S	JPMorgan Chase Commercial Mortgage Securities Corp., 5.298%, due 05/15/47	153,081
40,000	C,S	JPMorgan Chase Commercial Mortgage Securities Corp., 5.455%, due 05/15/47	11,742
80,000	C,S	JPMorgan Chase Commercial Mortgage Securities Corp., 5.495%, due 05/15/47	21,472
12,086	C,S	JPMorgan Chase Commercial Mortgage Securities Corp., 6.023%, due 04/15/45	11,274
142,000	C,S	JPMorgan Chase Commercial Mortgage Securities Corp., 6.051%, due 04/15/45	121,606
1,057,994	C,S,^	LB-UBS Commercial Mortgage Trust, 0.677%, due 02/15/40	16,170
23,000	C,S	LB-UBS Commercial Mortgage Trust, 3.992%, due 10/15/29	21,900
280,000	C,S	LB-UBS Commercial Mortgage Trust, 4.510%, due 12/15/29	241,825
106,502	C,S	LB-UBS Commercial Mortgage Trust, 4.821%, due 04/15/30	98,046
22,000	C,S	LB-UBS Commercial Mortgage Trust, 4.836%, due 02/15/40	5,685

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING BALANCED FUND  AS OF NOVEMBER 30, 2008 (UNAUDITED) (CONTINUED)

Principal Amount			Value
COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
$20,000	C,S	LB-UBS Commercial Mortgage Trust, 4.885%, due 09/15/30	$18,332
60,000	C,S	LB-UBS Commercial Mortgage Trust, 5.103%, due 11/15/30	53,781
56,000	C,S	LB-UBS Commercial Mortgage Trust, 5.347%, due 11/15/38	34,528
273,000	C,S	LB-UBS Commercial Mortgage Trust, 5.403%, due 02/15/40	191,659
161,000	C,S	LB-UBS Commercial Mortgage Trust, 5.456%, due 04/15/40	38,985
86,000	C,S	LB-UBS Commercial Mortgage Trust, 5.516%, due 11/15/38	16,042
64,000	C,S	LB-UBS Commercial Mortgage Trust, 5.533%, due 02/15/40	11,436
128,000	C,S	LB-UBS Commercial Mortgage Trust, 5.563%, due 02/15/40	22,280
82,731	C,S	LB-UBS Commercial Mortgage Trust, 7.370%, due 08/15/26	80,464
136,000	C,S	MASTR Alternative Loans Trust, 6.250%, due 07/25/36	101,028
2,282	C,S	MASTR Alternative Loans Trust, 6.500%, due 05/25/33	1,776
36,763	C,S	MASTR Alternative Loans Trust, 8.500%, due 05/25/33	36,464
4,316,019	S,^	Merrill Lynch Mortgage Trust, 0.215%, due 10/12/41	41,035
3,401,860	#,C,S,^	Merrill Lynch Mortgage Trust, 0.340%, due 11/12/35	11,803
803,654	C,S,^	Merrill Lynch/Countrywide Commercial Mortgage Trust, 0.730%, due 08/12/48	14,229
61,000	C,S	Merrill Lynch/Countrywide Commercial Mortgage Trust, 5.479%, due 08/12/48	10,688
68,000	C,S	Merrill Lynch/Countrywide Commercial Mortgage Trust, 5.509%, due 08/12/48	11,605
14,724	C,S	MLCC Mortgage Investors, Inc., 1.715%, due 01/25/29	11,797
32,697	C,S	MLCC Mortgage Investors, Inc., 1.725%, due 11/25/29	23,484
262,000	C,S	Morgan Stanley Capital I, 5.007%, due 01/14/42	217,647
176,000	C,S	New York Mortgage Trust, Inc., 5.651%, due 05/25/36	111,281
28,056	C,S	Prudential Commercial Mortgage Trust, 3.669%, due 02/11/36	25,819
247,287	C,S	RAAC Series, 5.250%, due 09/25/34	205,875
93,935	C,S	Residential Accredit Loans, Inc., 1.635%, due 04/25/46	25,359
14,191	C,S	Sequoia Mortgage Trust, 1.723%, due 01/20/35	7,766
22,415	C,S	Structured Asset Mortgage Investments, Inc., 1.714%, due 04/19/35	12,073
205,744	C,S	Thornburg Mortgage Securities Trust, 1.745%, due 12/25/33	162,775
10,000	C,S	Wachovia Bank Commercial Mortgage Trust, 5.285%, due 07/15/42	9,191

Principal Amount			Value
$466,000	#,C,S	Wachovia Bank Commercial Mortgage Trust, 5.384%, due 10/15/44	$106,825
46,982	C,S	Washington Mutual Mortgage Pass-through Certificates, 1.705%, due 01/25/45	23,829
707,757	C,S	Washington Mutual Mortgage Pass-through Certificates, 3.289%, due 12/25/46	205,696
231,960	C,S	Washington Mutual Mortgage Pass-through Certificates, 3.289%, due 07/25/47	68,152
149,814	C,S	Washington Mutual Mortgage Pass-through Certificates, 3.399%, due 09/25/46	39,848
197,000	C,S	Washington Mutual Mortgage Pass-through Certificates, 3.794%, due 06/25/34	186,365
27,300	C,S	Washington Mutual Mortgage Pass-through Certificates, 3.795%, due 06/25/44	16,070
1,583,897	C,S	Washington Mutual Mortgage Pass-through Certificates, 3.979%, due 11/25/46	316,779
794,187	C,S	Washington Mutual Mortgage Pass-through Certificates, 4.269%, due 12/25/46	350,450
465,220	C,S	Washington Mutual Mortgage Pass-through Certificates, 5.000%, due 12/25/18	438,606
297,060	C,S	Washington Mutual Mortgage Pass-through Certificates, 5.491%, due 01/25/37	193,198
28,870	C,S	Washington Mutual Mortgage Pass-through Certificates, 5.491%, due 01/25/37	13,090
45,233	C,S	Washington Mutual Mortgage Pass-through Certificates, 5.637%, due 12/25/36	20,305
489,431	C,S	Washington Mutual Mortgage Pass-through Certificates, 5.663%, due 06/25/37	250,875
236,030	C,S	Washington Mutual Mortgage Pass-through Certificates, 5.691%, due 06/25/37	121,740
61,000	C,S	Washington Mutual Mortgage Pass-through Certificates, 5.812%, due 10/25/36	32,800
48,518	C,S	Washington Mutual Mortgage Pass-through Certificates, 5.814%, due 06/25/37	27,042
280,672	C,S	Washington Mutual Mortgage Pass-through Certificates, 5.866%, due 07/25/37	143,500
438,259	C,S	Washington Mutual Mortgage Pass-through Certificates, 5.868%, due 07/25/37	245,545
185,546	C,S	Washington Mutual Mortgage Pass-through Certificates, 5.898%, due 07/25/37	92,235
195,883	C,S	Washington Mutual Mortgage Pass-through Certificates, 6.000%, due 06/25/34	177,131

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING BALANCED FUND  AS OF NOVEMBER 30, 2008 (UNAUDITED) (CONTINUED)

Principal Amount			Value
COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
$266,206	C,S	Wells Fargo Mortgage-Backed Securities Trust, 6.000%, due 12/28/37	$172,738
139,000	C,S	Wells Fargo Mortgage-Backed Securities Trust, 3.617%, due 06/25/35	134,399
325,197	C,S	Wells Fargo Mortgage-Backed Securities Trust, 4.500%, due 08/25/18	321,078
160,000	C,S	Wells Fargo Mortgage-Backed Securities Trust, 4.786%, due 07/25/34	118,796
163,000	C,S	Wells Fargo Mortgage-Backed Securities Trust, 4.786%, due 07/25/34	115,050
97,321	C,S	Wells Fargo Mortgage-Backed Securities Trust, 4.895%, due 08/25/34	69,806
234,195	C,S	Wells Fargo Mortgage-Backed Securities Trust, 5.112%, due 03/25/36	163,941
360,172	C,S	Wells Fargo Mortgage-Backed Securities Trust, 5.387%, due 08/25/35	247,205
196,371	C,S	Wells Fargo Mortgage-Backed Securities Trust, 5.630%, due 12/25/36	124,274
208,396	C,S	Wells Fargo Mortgage-Backed Securities Trust, 5.927%, due 11/25/36	134,704
190,870	C,S	Wells Fargo Mortgage-Backed Securities Trust, 5.942%, due 10/25/36	130,161
Total Collateralized Mortgage Obligations	(Cost $25,911,762)		16,197,423
MUNICIPAL BONDS: 0.6%
		California: 0.1%
119,000	C,S	City of San Diego, 7.125%, due 06/01/32	84,203
			84,203
		Florida: 0.1%
80,000	C	Florida State Board of Education, 4.750%, due 06/01/35	68,581
			68,581
		Louisiana: 0.1%
192,000	C,S	State of Louisiana, 5.000%, due 10/15/17	199,298
			199,298
		Michigan: 0.2%
390,000	S	Michigan Tobacco Settlement Finance Authority, 7.309%, due 06/01/34	324,336
			324,336

Principal Amount			Value
		Washington: 0.1%
$214,000	C,S	State of Washington, 5.000%, due 01/01/33	$197,391
			197,391
		Total Municipal Bonds (Cost $1,002,447)	873,809
		Total Long-Term Investments (Cost $172,912,598)	138,422,045
SHORT-TERM INVESTMENTS: 4.2%
Shares			Value
		Money Market: 2.6%
3,479,000	S	ING Institutional Prime Money Market Fund - Class I	$3,479,000
		Total Money Market (Cost $3,479,000)	3,479,000
Principal Amount			Value
		Securities Lending Collateralcc: 1.6%
$2,361,269		Bank of New York Mellon Corp. Institutional Cash Reserves	$2,297,734
		Total Securities Lending Collateral (Cost $2,361,269)	2,297,734
		Total Short-Term Investments (Cost $5,840,269)	5,776,734

Total Investments in Securities (Cost $178,752,867)*	105.9%	$144,198,779
Other Assets and Liabilities - Net	(5.9)	(8,043,151)
Net Assets	100.0%	$136,155,628

@    Non-income producing security

@@    Foreign Issuer

ADR    American Depositary Receipt

MASTR  Mortgage Asset Securitization Transaction, Inc.

#    Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, these securities have been determined to be liquid under the guidelines established by the Funds' Board of Directors/Trustees.

C    Bond may be called prior to maturity date.

P    Preferred Stock may be called prior to convertible date.

cc    Securities purchased with cash collateral for securities loaned.

W    Settlement is on a when-issued or delayed-delivery basis with final maturity to be announced in the future.

S    All or a portion of this security is segregated to cover collateral requirements for applicable futures, options, swaps, foreign forward currency contracts and/or when-issued or delayed-delivery securities.

L    Loaned security, a portion or all of the security is on loan at November 30, 2008.

I    Illiquid security

^    Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. Principal amount shown represents the notional amount on which current interest is calculated. Payments of principal on the pool reduce the value of the interest only security.

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING BALANCED FUND  AS OF NOVEMBER 30, 2008 (UNAUDITED) (CONTINUED)

Z    Indicates Zero Coupon Bond; rate shown reflects current effective yield.

*    Cost for federal income tax purposes is $184,485,189.

  Net unrealized depreciation consists of:

Gross Unrealized Appreciation	$5,528,828
Gross Unrealized Depreciation	(45,815,238)
Net Unrealized Depreciation	$(40,286,410)

The following table summarizes the inputs used as of November 30, 2008 in determining the Fund's investments at fair value for purposes of SFAS 157:

	Investments in Securities	Other Financial Instruments*
Level 1 — Quoted Prices	$89,493,069	$281,922
Level 2 — Other Significant Observable Inputs	51,528,715	1,568,314
Level 3 — Significant Unobservable Inputs	3,176,995	32,900
Total	$144,198,779	$1,883,136

"Fair value" for purposes of SFAS 157 is different from "fair value" as used in the 1940 Act. The former generally implies market value, and can include market quotations as a source of value, and the latter refers to determinations of actual value in absence of available market quotations.

*  Other financial instruments may include forward foreign currency contracts, futures, swaps, and written options. Forward foreign currency contracts and futures are reported at their unrealized gain/loss at period end. Swaps and written options are reported at their market value at period end.

A roll forward of fair value measurements using significant unobservable inputs (Level 3) for the six months ended November 30, 2008, was as follows:

	Investments in Securities	Other Financial Instruments*
Balance at 05/31/08	$4,963,147	$154,833
Net purchases/sales	291,338	(112,523)
Total realized and unrealized gain (loss)	(1,183,588)	41,706
Amortization of premium/discount	9,389	(2,569)
Transfers in and/or out of Level 3	(903,291)	(48,547)
Balance at 11/30/08	$3,176,995	$32,900

*  Other financial instruments may include forward foreign currency contracts, futures, swaps, and written options. Forward foreign currency contracts and futures are reported at their unrealized gain/loss at period end. Swaps and written options are reported at their market value at period end.

For the six months ended November 30, 2008, total change in unrealized gain (loss) on Level 3 securities included in the change in net assets was $(1,628,353). Total unrealized gain (loss) for all securities (including Level 1 and Level 2) can be found on the accompanying Statement of Operations.

At November 30, 2008 the following forward foreign currency contracts were outstanding for the ING Balanced Fund:

Currency		Buy/Sell	Settlement Date	In Exchange For	Value	Unrealized Appreciation/ (Depreciation)
British Pound				USD
GBP	7,749,093	Buy	12/22/08	11,646,500	11,918,724	$272,224
						$272,224
Colombian Peso COP 324,135,287		Sell	1/8/09	139,828	138,742	1,086
Colombian Peso COP 275,373,549		Sell	1/8/09	119,354	117,870	1,484
EU Euro EUR 584,580		Sell	12/22/08	737,500	742,523	(5,023)
EU Euro EUR 585,048		Sell	12/22/08	737,500	743,118	(5,618)
Hungarian Forint HUF 25,708,050		Sell	12/22/08	125,100	125,798	(698)
Hungarian Forint HUF 25,970,760		Sell	12/22/08	125,100	127,084	(1,984)
Indonesian Rupiah IDR 1,473,052,500		Sell	12/12/08	125,100	121,816	3,284
Indonesian Rupiah IDR 1,373,129,992		Sell	1/8/09	100,817	112,040	(11,223)
Polish Zloty PLN 346,640		Sell	12/22/08	125,100	116,187	8,913
Polish Zloty PLN 355,834		Sell	12/22/08	125,100	119,269	5,831
Russian Ruble RUB 7,774,740		Sell	12/12/08	275,700	272,656	3,044
Russian Ruble RUB 3,789,450		Sell	1/12/09	127,163	127,113	50
Russian Ruble RUB 3,782,880		Sell	1/12/09	126,687	126,892	(205)
						$(1,059)

ING Balanced Fund Open Futures Contracts on November 30, 2008:

Contract Description	Number of Contracts	Expiration Date	Unrealized Appreciation/ (Depreciation)
Long Contracts
Australia 3-Year Bond	46	12/15/08	$162,643
Euro-Bund	12	12/08/08	104,346
Euro-Schatz	33	12/08/08	132,444
Long Gilt	9	03/27/09	13,090
S&P 500	5	12/18/08	58,229
U.S. Treasury 5-Year Note	57	03/31/09	69,717
U.S. Treasury Long Bond	15	03/20/09	27,616
			$568,085
Short Contracts
Australia 10-Year Bond	12	12/15/08	$(42,217)
U.S. Treasury 2-Year Note	52	03/31/09	(42,702)
U.S. Treasury 10-Year Note	103	03/20/09	(201,244)
			$(286,163)

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING BALANCED FUND  AS OF NOVEMBER 30, 2008 (UNAUDITED) (CONTINUED)

ING Balanced Fund Interest Rate Swap Agreements Outstanding on November 30, 2008:

	Termination Date	Notional Principal Amount		Unrealized Appreciation/ (Depreciation)
Receive a fixed rate
equal to 7.060%
and pay a floating rate
based on 3-month
NZD-BBR-FRA Counterparty:
UBS AG, London	01/28/11	NZD	6,067,000	$131,822
Receive a fixed rate equal to 7.015% and pay a floating rate based on 3-month NZD-BBR-FRA Counterparty: UBS AG, London	02/04/11	NZD	3,030,000	64,885
Receive a floating rate based on 3-month NZD-BBR-FRA and pay a fixed rate equal to 7.055% Counterparty: UBS AG, London	01/28/16	NZD	2,063,000	(96,694)
Receive a floating rate based on 3-month NZD-BBR-FRA and pay a fixed rate equal to 7.000% Counterparty: UBS AG, London	02/04/16	NZD	1,020,000	(46,023)
				$53,990

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING BALANCED FUND  AS OF NOVEMBER 30, 2008 (UNAUDITED) (CONTINUED)

ING Balanced Fund Credit Default Swap Agreements Outstanding on November 30, 2008:

Credit Default Swaps — Buy Protection(1)

Counterparty	Reference Entity/Obligation	Buy Protection	(Pay)/ Receive Fixed Rate	Termination Date	Notional Amount(3)		Market Value(4)	Upfront Premium Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Goldman Sachs International	Ace INA Holdings 8.875%, 08/15/29	Buy	(0.650)%	09/20/13	USD	533,000	$23,476	$—	$23,476
Barclays Bank PLC	Agrium Inc. 8.250%, 02/15/11	Buy	(1.055)%	03/20/13	USD	293,000	10,126	—	10,126
UBS AG	Australia & New Zealand Banking Group 4.450%, 02/05/15	Buy	(0.510)%	09/20/17	USD	167,000	20,781	—	20,781
UBS AG	Australia & New Zealand Banking Group 4.450%, 02/05/15	Buy	(0.350)%	09/20/17	USD	186,000	14,797	—	14,797
Citibank N.A., New York	Bank of America Corp. 6.250%, 04/15/12	Buy	(2.050)%	12/20/13	USD	228,000	(1,627)	—	(1,627)
Citibank N.A., New York	Bank of Scotland 5.125%, 12/05/13	Buy	(0.320)%	09/20/17	USD	240,000	22,241	—	22,241
Citibank N.A., New York	Bank of Scotland 5.125%, 12/05/13	Buy	(0.650)%	09/20/17	USD	113,000	7,761	—	7,761
Citibank N.A., New York	Bank of Scotland 5.125%, 12/05/13	Buy	(0.660)%	09/20/17	USD	242,000	16,446	—	16,446
UBS AG	Bank of Scotland 5.125%, 12/05/13	Buy	(0.410)%	09/20/17	USD	186,000	16,020	—	16,020
Citibank N.A., New York	BNP Paribas 4.750%, 04/04/11	Buy	(0.505)%	09/20/13	USD	279,000	216	—	216
Citibank N.A., New York	BNP Paribas 4.750%, 04/04/11	Buy	(0.490)%	09/20/13	USD	331,000	480	—	480
Citibank N.A., New York	BNP Paribas 5.250%, 12/17/12	Buy	(0.520)%	09/20/17	USD	50,000	1,243	—	1,243
Citibank N.A., New York	BNP Paribas 5.250%, 12/17/12	Buy	(0.250)%	09/20/17	USD	240,000	10,873	—	10,873
Citibank N.A., New York	BNP Paribas 5.250%, 12/17/12	Buy	(0.520)%	09/20/17	USD	113,000	2,810	—	2,810
Barclays Bank PLC	CDX.EM.10 Index	Buy	(3.350)%	12/20/13	USD	27,000	4,279	6,015	(1,736)
Barclays Bank PLC	CDX.EM.10 Index	Buy	(3.350)%	12/20/13	USD	559,000	88,589	134,875	(46,286)
Citibank N.A., New York	CDX.EM.9 Index	Buy	(2.650)%	06/20/13	USD	1,684,000	276,230	(4,435)	280,665
Citibank N.A., New York	CDX.EM.9 Index	Buy	(2.650)%	06/20/13	USD	327,000	53,639	4,146	49,493
Citibank N.A., New York	CDX.EM.9 Index	Buy	(2.650)%	06/20/13	USD	284,000	46,585	3,636	42,949
Barclays Bank PLC	CDX.NA.IG.10 Index	Buy	(1.550)%	06/20/13	USD	566,000	21,906	19,724	2,182
Citibank N.A., New York	CDX.NA.IG.10 Index	Buy	(1.550)%	06/20/13	USD	413,824	16,016	(8,408)	24,424
Goldman Sachs International	CDX.NA.IG.11 Index	Buy	(1.500)%	12/20/13	USD	301,000	11,442	9,304	2,138
Bear Stearns Credit Products Inc.	Darden Restaurants Inc. 7.125%, 02/01/16	Buy	(1.640)%	03/20/18	USD	176,000	23,612	—	23,612
Citibank N.A., New York	Darden Restaurants Inc. 7.125%, 02/01/16	Buy	(0.610)%	12/20/12	USD	51,000	5,560	—	5,560
Citibank N.A., New York	Darden Restaurants Inc. 7.125%, 02/01/16	Buy	(1.310)%	12/20/17	USD	49,000	7,475	—	7,475

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING BALANCED FUND  AS OF NOVEMBER 30, 2008 (UNAUDITED) (CONTINUED)

Counterparty	Reference Entity/Obligation	Buy Protection	(Pay)/ Receive Fixed Rate	Termination Date	Notional Amount(3)		Market Value(4)	Upfront Premium Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Citibank N.A., New York	Devon Energy Corp. 7.950%, 04/15/32	Buy	(1.150)%	12/20/13	USD	109,000	$(616)	$—	$(616)
Morgan Stanley Capital Services Inc.	Domtar Corp. 7.875%, 10/15/11	Buy	(2.650)%	09/20/11	USD	84,500	7,574	—	7,574
Citibank N.A., New York	Dow Chemical Co. 7.375%, 11/01/29	Buy	(1.220)%	12/20/13	USD	107,000	8,516	—	8,516
Goldman Sachs International	Dow Chemical Co. 7.375%, 11/01/29	Buy	(1.280)%	12/20/13	USD	154,000	11,860	—	11,860
Citibank N.A., New York	DTE Energy Co. 7.050%, 06/01/11	Buy	(0.700)%	06/20/11	USD	95,000	5,044	—	5,044
Barclays Bank PLC	GAP Inc. 8.800%, 12/15/08	Buy	(1.200)%	06/20/13	USD	81,000	(158)	—	(158)
Citibank N.A., New York	GAP Inc. 8.800%, 12/15/08	Buy	(0.850)%	06/20/13	USD	33,000	422	—	422
Citibank N.A., New York	GAP Inc. 8.800%, 12/15/08	Buy	(1.190)%	06/20/13	USD	36,000	(55)	—	(55)
Goldman Sachs International	Halliburton Co. 5.500%, 10/15/10	Buy	(0.820)%	12/20/13	USD	130,000	429	—	429
UBS AG	HSBC Bank PLC 4.250%, 03/18/16	Buy	(0.400)%	09/20/17	USD	186,000	12,651	—	12,651
Citibank N.A., New York	International Lease Finance Corp. 4.150%, 01/20/15	Buy	(1.670)%	06/20/13	USD	268,000	64,043	—	64,043
Citibank N.A., New York	International Paper Co. 5.300%, 04/01/15	Buy	(3.950)%	12/20/13	USD	139,000	1,419	—	1,419
Citibank N.A., New York	International Paper Co. 5.300%, 04/01/15	Buy	(4.100)%	12/20/13	USD	55,000	225	—	225
Goldman Sachs International	International Paper Co. 5.300%, 04/01/15	Buy	(3.700)%	12/20/13	USD	61,000	1,248	—	1,248
Goldman Sachs International	International Paper Co. 5.850%, 10/30/12	Buy	(1.900)%	12/20/13	USD	165,000	15,540	—	15,540
Barclays Bank PLC	LCDX.NA.9 Index (15-100% Tranche)	Buy	(1.613)%	12/20/12	USD	215,000	32,900	—	32,900
Goldman Sachs International	Liberty Mutual Insurance 7.875%, 10/15/26	Buy	(3.150)%	12/20/13	USD	78,000	(270)	—	(270)
Barclays Bank PLC	Lloyds TSB Group PLC 5.875%, 07/08/14	Buy	(0.500)%	12/20/17	USD	94,000	5,621	—	5,621
Barclays Bank PLC	Louisiana-Pacific Corp. 8.875%, 08/15/10	Buy	(3.850)%	03/20/13	USD	47,000	9,475	—	9,475
Citibank N.A., New York	Louisiana-Pacific Corp. 8.875%, 08/15/10	Buy	(2.000)%	12/20/12	USD	120,000	28,691	—	28,691
Morgan Stanley Capital Services Inc.	Louisiana-Pacific Corp. 8.875%, 08/15/10	Buy	(2.230)%	12/20/12	USD	96,000	22,440	—	22,440
UBS AG	Louisiana-Pacific Corp. 8.875%, 08/15/10	Buy	(2.000)%	12/20/12	USD	126,000	30,126	—	30,126

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING BALANCED FUND  AS OF NOVEMBER 30, 2008 (UNAUDITED) (CONTINUED)

Counterparty	Reference Entity/Obligation	Buy Protection	(Pay)/ Receive Fixed Rate	Termination Date	Notional Amount(3)		Market Value(4)	Upfront Premium Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Citibank N.A., New York	Marks & Spencer PLC 6.375%, 11/07/11	Buy	(1.100)%	03/20/13	USD	151,000	$16,554	$—	$16,554
Citibank N.A., New York	Marks & Spencer PLC 6.375%, 11/07/11	Buy	(1.400)%	03/20/13	USD	151,000	14,936	—	14,936
Citibank N.A., New York	MBIA Inc. 6.625%, 10/01/28	Buy	(5.000)%	09/20/13	USD	67,000	19,544	20,887	(1,343)
Citibank N.A., New York	MBIA Inc. 6.625%, 10/01/28	Buy	(5.000)%	09/20/13	USD	32,000	9,334	10,394	(1,060)
Goldman Sachs International	MBIA Inc. 6.625%, 10/01/28	Buy	(5.000)%	09/20/13	USD	130,000	37,922	41,675	(3,753)
JPMorgan Chase Bank, N.A. New York	MBIA Inc. 6.625%, 10/01/28	Buy	(5.000)%	09/20/13	USD	529,000	154,310	89,745	64,565
Goldman Sachs International	MeadWestvaco Corp. 6.850%, 04/01/12	Buy	(1.900)%	12/20/13	USD	165,000	4,880	—	4,880
Citibank N.A., New York	MeadWestvaco Corp. 7.950%, 02/15/31	Buy	(2.800)%	12/20/13	USD	101,000	(997)	—	(997)
Citibank N.A., New York	MeadWestvaco Corp. 7.950%, 02/15/31	Buy	(2.750)%	12/20/13	USD	46,000	(353)	—	(353)
Barclays Bank PLC	Norbord Inc. 7.250%, 07/01/12	Buy	(6.350)%	06/20/13	USD	40,000	3,821	—	3,821
Citibank N.A., New York	Norbord Inc. 7.250%, 07/01/12	Buy	(2.450)%	12/20/17	USD	286,000	76,220	—	76,220
UBS AG	Norbord Inc. 7.250%, 07/01/12	Buy	(1.500)%	06/20/12	USD	49,500	10,426	—	10,426
UBS AG	Norbord Inc. 7.250%, 07/01/12	Buy	(2.400)%	12/20/17	USD	114,000	30,640	—	30,640
Citibank N.A., New York	Potash Corp. of Saskatchewan 7.750%, 05/31/11	Buy	(0.600)%	03/20/13	USD	29,000	1,166	—	1,166
Citibank N.A., New York	Potash Corp. of Saskatchewan 7.750%, 05/31/11	Buy	(0.600)%	03/20/13	USD	98,000	3,939	—	3,939
Goldman Sachs International	Potash Corp. of Saskatchewan 7.750%, 05/31/11	Buy	(0.880)%	03/20/18	USD	293,000	20,751	—	20,751
Morgan Stanley Capital Services Inc.	Potash Corp. of Saskatchewan 7.750%, 05/31/11	Buy	(0.610)%	03/20/13	USD	167,000	6,645	—	6,645
Citibank N.A., New York	Royal Bank of Scotland PLC 6.000%, 05/10/13	Buy	(0.290)%	09/20/17	USD	110,000	11,745	—	11,745
UBS AG	Royal Bank of Scotland PLC 6.000%, 05/10/13	Buy	(0.400)%	09/20/17	USD	186,000	18,386	—	18,386
Citibank N.A., New York	Societe Generale 6.625%, 04/27/15	Buy	(0.510)%	09/20/17	USD	113,000	5,625	—	5,625
Citibank N.A., New York	Societe Generale 6.625%, 04/27/15	Buy	(0.510)%	09/20/17	USD	50,000	2,489	—	2,489

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING BALANCED FUND  AS OF NOVEMBER 30, 2008 (UNAUDITED) (CONTINUED)

Counterparty	Reference Entity/Obligation	Buy Protection	(Pay)/ Receive Fixed Rate	Termination Date	Notional Amount(3)		Market Value(4)	Upfront Premium Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
UBS AG	Societe Generale 6.625%, 04/27/15	Buy	(0.380)%	09/20/17	USD	186,000	$11,058	$—	$11,058
Morgan Stanley Capital Services Inc.	Temple-Inland Inc. 7.875%, 05/01/12	Buy	(1.600)%	09/20/17	USD	210,000	57,185	—	57,185
UBS AG	Temple-Inland Inc. 7.875%, 05/01/12	Buy	(0.900)%	03/20/14	USD	217,000	53,460	—	53,460
Morgan Stanley Capital Services Inc.	Verizon Communications Inc. 4.900%, 09/15/15	Buy	(1.500)%	12/20/13	USD	93,000	(209)	—	(209)
Citibank N.A., New York	VF Corp. 8.500%, 10/01/10	Buy	(0.800)%	09/20/13	USD	62,000	2,523	—	2,523
Citibank N.A., New York	VF Corp. 8.500%, 10/01/10	Buy	(0.770)%	09/20/13	USD	70,000	2,939	—	2,939
Citibank N.A., New York	VF Corp. 8.500%, 10/01/10	Buy	(0.800)%	09/20/13	USD	32,000	1,302	—	1,302
Citibank N.A., New York	VF Corp. 8.500%, 10/01/10	Buy	(0.700)%	09/20/13	USD	65,000	2,925	—	2,925
Morgan Stanley Capital Services Inc.	VF Corp. 8.500%, 10/01/10	Buy	(0.850)%	09/20/13	USD	139,000	5,356	—	5,356
UBS AG	Westpac Banking Corp. 5.875%, 04/29/18	Buy	(0.510)%	09/20/17	USD	167,000	19,301	—	19,301
UBS AG	Westpac Banking Corp. 5.875%, 04/29/18	Buy	(0.350)%	09/20/17	USD	186,000	23,611	—	23,611
JPMorgan Chase Bank N.A., New York	Weyerhaeuser Co. 6.750%, 03/15/12	Buy	(0.640)%	03/20/14	USD	253,000	26,975	—	26,975
Citibank N.A., New York	Weyerhaeuser Co. 7.125%, 07/15/23	Buy	(3.150)%	12/20/13	USD	160,000	(753)	—	(753)
Goldman Sachs International	Weyerhaeuser Co. 7.125%, 07/15/23	Buy	(2.000)%	12/20/13	USD	165,000	7,383	—	7,383
Citibank N.A., New York	Whirlpool Corp. 7.750%, 07/15/16	Buy	(1.250)%	09/20/13	USD	19,000	1,995	—	1,995
Citibank N.A., New York	Whirlpool Corp. 7.750%, 07/15/16	Buy	(1.330)%	09/20/13	USD	118,000	12,013	—	12,013
Citibank N.A., New York	Whirlpool Corp. 7.750%, 07/15/16	Buy	(1.400)%	09/20/13	USD	45,000	4,456	—	4,456
Citibank N.A., New York	Whirlpool Corp. 7.750%, 07/15/16	Buy	(1.210)%	09/20/13	USD	197,000	21,000	—	21,000
Citibank N.A., New York	Whirlpool Corp. 7.750%, 07/15/16	Buy	(1.400)%	09/20/13	USD	70,000	6,931	—	6,931
Morgan Stanley Capital Services Inc.	Whirlpool Corp. 7.750%, 07/15/16	Buy	(1.680)%	09/20/13	USD	77,000	6,764	—	6,764
Citibank N.A., New York	Williams Companies Inc. 7.500%, 01/15/31	Buy	(2.750)%	12/20/13	USD	275,000	7,100	—	7,100
							$1,679,399	$327,558	$1,351,841

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING BALANCED FUND  AS OF NOVEMBER 30, 2008 (UNAUDITED) (CONTINUED)

Credit Default Swaps — Sell Protection(2)(5)

Counterparty	Reference Entity/Obligation	Sell Protection	(Pay)/ Receive Fixed Rate	Termination Date	Notional Amount(3)		Market Value(4)	Upfront Premium Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Goldman Sachs International	Bank of Scotland 5.125%, 12/05/13	Sell	4.350%	09/20/13	USD	334,000	$40,274	$—	$40,274
UBS AG	Domtar Corp. 7.875%, 10/15/11	Sell	2.600%	09/20/11	USD	84,000	(7,631)	—	(7,631)
Citibank N.A., New York	MBIA Insurance Corp. (no specified obligation)	Sell	5.000%	09/20/13	USD	67,000	(34,481)	(26,415)	(8,066)
Citibank N.A., New York	MBIA Insurance Corp. (no specified obligation)	Sell	5.000%	09/20/13	USD	32,000	(16,469)	(11,565)	(4,904)
Credit Suisse International	MBIA Insurance Corp. (no specified obligation)	Sell	5.000%	09/20/13	USD	140,000	(72,052)	(25,071)	(46,981)
Goldman Sachs International	MBIA Insurance Corp. (no specified obligation)	Sell	5.000%	09/20/13	USD	130,000	(66,905)	(46,389)	(20,516)
JPMorgan Chase Bank, N.A. New York	MBIA Insurance Corp. (no specified obligation)	Sell	5.000%	09/20/13	USD	181,000	(93,153)	(32,413)	(60,740)
The Royal Bank of Scotland PLC	MBIA Insurance Corp. (no specified obligation)	Sell	5.000%	09/20/13	USD	208,000	(107,048)	(37,248)	(69,800)
Citibank N.A., New York	Norbord Inc. 7.250%, 07/01/12	Sell	2.200%	06/20/12	USD	49,500	(9,535)	—	(9,535)
Morgan Stanley Capital Services Inc.	Verizon Wireless 7.375%, 11/15/13	Sell	1.900%	12/20/13	USD	93,000	(4)	—	(4)
Barclays Bank PLC	Weyerhaeuser Co. 7.125%, 07/15/23	Sell	0.780%	09/20/12	USD	226,000	(16,068)	—	(16,068)
Citibank N.A., New York	Williams Partners LP 7.500%, 06/15/11	Sell	1.030%	03/20/12	USD	268,494	(20,268)	—	(20,268)
							$(403,340)	$(179,101)	$(224,239)

(1)  If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either 1.) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or 2.) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)  If the Fund is a seller of protection, and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will generally either 1.) Pay to the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations, or underlying securities comprising a referenced index or 2.) Pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising a referenced index.

(3)  The maximum amount of future payments (undiscounted) that a Fund as seller of protection could be required to make or receive as a buyer of credit protection under a credit default swap agreement would be an amount equal to the notional amount of the agreement.

(4)  The market values for credit default swap agreements serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. Increasing market values, in absolute terms, when compared to the notional amount of the agreement, represent a deterioration of the referenced obligation's credit soundness and a greater likelihood or risk of default or other credit event occurring.

(5)  For the reason(s) why a Fund may sell credit protection, please see NOTE 2, "Significant Accounting Policies" in the Notes to Financial Statements.

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING GROWTH AND INCOME FUND  AS OF NOVEMBER 30, 2008 (UNAUDITED)

Shares			Value
COMMON STOCK: 98.9%
		Aerospace/Defense: 1.0%
28,300		Lockheed Martin Corp.	$2,182,214
			2,182,214
		Agriculture: 3.4%
169,500		Altria Group, Inc.	2,725,560
116,384		Philip Morris International, Inc.	4,906,749
			7,632,309
		Apparel: 2.3%
92,600	@	Coach, Inc.	1,657,540
67,000		Nike, Inc.	3,567,750
			5,225,290
		Banks: 9.4%
277,900		Citigroup, Inc.	2,303,791
49,900		Comerica, Inc.	1,125,245
23,200		Goldman Sachs Group, Inc.	1,832,568
208,100		JPMorgan Chase & Co.	6,588,446
33,900		PNC Financial Services Group, Inc.	1,788,903
253,500		Wells Fargo & Co.	7,323,615
			20,962,568
		Beverages: 2.5%
36,000		Coca-Cola Co.	1,687,320
68,600		PepsiCo, Inc.	3,889,620
			5,576,940
		Biotechnology: 2.1%
15,300	@	Genentech, Inc.	1,171,980
79,600	@	Gilead Sciences, Inc.	3,565,284
			4,737,264
		Chemicals: 0.6%
121,277		Celanese Corp.	1,400,749
			1,400,749
		Commercial Services: 0.6%
30,300		Automatic Data Processing, Inc.	1,244,118
			1,244,118
		Computers: 4.9%
43,900	@	Apple, Inc.	4,068,213
106,500		Hewlett-Packard Co.	3,757,320
39,900		International Business Machines Corp.	3,255,840
			11,081,373
		Cosmetics/Personal Care: 3.6%
126,824		Procter & Gamble Co.	8,161,124
			8,161,124
		Distribution/Wholesale: 0.6%
17,500		WW Grainger, Inc.	1,234,975
			1,234,975
		Diversified Financial Services: 0.8%
19,395	@@	Deutsche Boerse AG	1,359,220
22,400	L	Raymond James Financial, Inc.	492,128
			1,851,348

Shares			Value
		Electric: 4.9%
69,100		Exelon Corp.	$3,884,111
96,000		NSTAR	3,408,000
98,800		PG&E Corp.	3,758,352
			11,050,463
		Electronics: 1.0%
93,400		Amphenol Corp.	2,168,748
			2,168,748
		Environmental Control: 1.0%
73,800		Waste Management, Inc.	2,154,960
			2,154,960
		Food: 0.6%
40,700	@@	Cadbury PLC ADR	1,383,393
			1,383,393
		Healthcare-Products: 5.3%
88,312	@@	Covidien Ltd.	3,254,297
66,200		Johnson & Johnson	3,877,996
90,600	@	St. Jude Medical, Inc.	2,539,518
59,400	@	Zimmer Holdings, Inc.	2,216,808
			11,888,619
		Healthcare-Services: 1.3%
81,700	@	WellPoint, Inc.	2,908,520
			2,908,520
		Insurance: 3.7%
59,525	L	Reinsurance Group of America, Inc.	2,416,715
86,900		Travelers Cos., Inc.	3,793,185
88,300	@@	Willis Group Holdings Ltd.	2,037,081
			8,246,981
		Internet: 2.4%
13,037	@	Google, Inc. - Class A	3,819,320
135,800	@	Yahoo!, Inc.	1,563,058
			5,382,378
		Iron/Steel: 0.6%
61,100		Cliffs Natural Resources, Inc.	1,451,125
			1,451,125
		Machinery-Diversified: 0.5%
26,100		Roper Industries, Inc.	1,194,597
			1,194,597
		Media: 2.0%
44,000	@	DIRECTV Group, Inc.	968,440
156,407	@	Liberty Media Corp.- Entertainment	1,856,551
181,800		Time Warner, Inc.	1,645,290
			4,470,281
		Mining: 0.7%
69,300		Freeport-McMoRan Copper & Gold, Inc.	1,662,507
			1,662,507
		Miscellaneous Manufacturing: 3.0%
21,000		Danaher Corp.	1,168,440
320,285		General Electric Co.	5,499,293
			6,667,733

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING GROWTH AND INCOME FUND  AS OF NOVEMBER 30, 2008 (UNAUDITED) (CONTINUED)

Shares			Value
			Oil & Gas: 11.4%
38,800		Apache Corp.	$2,999,240
179,800		ExxonMobil Corp.	14,410,970
96,600		Marathon Oil Corp.	2,528,988
73,100	@@	Royal Dutch Shell PLC ADR - Class A	3,907,195
41,100		XTO Energy, Inc.	1,571,664
			25,418,057
		Oil & Gas Services: 3.1%
150,200		BJ Services Co.	1,800,898
99,900		Schlumberger Ltd.	5,068,926
			6,869,824
		Packaging & Containers: 0.7%
82,000	@	Owens-Illinois, Inc.	1,658,040
			1,658,040
		Pharmaceuticals: 5.7%
76,550		Abbott Laboratories	4,010,455
171,000		Pfizer, Inc.	2,809,530
66,400	@@	Teva Pharmaceutical Industries Ltd. ADR	2,865,160
83,200		Wyeth	2,996,032
			12,681,177
		Retail: 5.5%
70,700		Home Depot, Inc.	1,633,877
45,726	@	Kohl's Corp.	1,493,411
58,500		McDonald's Corp.	3,436,875
30,579		Ross Stores, Inc.	810,344
87,059		Wal-Mart Stores, Inc.	4,864,857
			12,239,364
		Semiconductors: 3.3%
166,900		Applied Materials, Inc.	1,598,902
207,600		Intel Corp.	2,864,880
68,000		Linear Technology Corp.	1,356,600
218,700	@@	Taiwan Semiconductor Manufacturing Co., Ltd. ADR	1,563,705
			7,384,087
		Software: 1.7%
251		CA, Inc.	4,227
100,018		Microsoft Corp.	2,022,364
116,700	@	Oracle Corp.	1,877,703
			3,904,294
		Telecommunications: 5.5%
158,900		AT&T, Inc.	4,538,184
56,300	@	Cisco Systems, Inc.	931,202
125,700		Qualcomm, Inc.	4,219,749
907,200		Sprint Nextel Corp.	2,531,088
			12,220,223
		Toys/Games/Hobbies: 0.7%
4,800	@@	Nintendo Co., Ltd.	1,492,261
			1,492,261

Shares		Value
	Transportation: 2.5%
33,300	CH Robinson Worldwide, Inc.	$1,700,964
44,700	Union Pacific Corp.	2,236,788
29,800	United Parcel Service, Inc. - Class B	1,716,480
		5,654,232
	Total Common Stock (Cost $254,338,302)	221,442,136
SHORT-TERM INVESTMENTS: 3.9%
	Affiliated Mutual Fund: 1.3%
2,819,000	ING Institutional Prime Money Market Fund - Class I	2,819,000
	Total Mutual Fund (Cost $2,819,000)	2,819,000
Principal Amount		Value
	Repurchase Agreement: 1.5%
$3,373,000	Deutsche Bank Repurchase Agreement dated 11/28/08, 0.220%, due 12/01/08, $3,373,062 to be received upon repurchase (Collateralized by $3,441,000 Federal Home Loan Mortgage Corporation, Discount Note, Market Value $3,441,000, due 12/05/08)	3,373,000
	Total Repurchase Agreement (Cost $3,373,000)	3,373,000
	Securities Lending Collateralcc: 1.1%
2,495,362	Bank of New York Mellon Corp. Institutional Cash Reserves	2,448,899
	Total Securities Lending Collateral (Cost $2,495,362)	2,448,899
	Total Short-Term Investments (Cost $8,687,362)	8,640,899

Total Investments in Securities (Cost $263,025,664)*	102.8%	$230,083,035
Other Assets and Liabilities - Net	(2.8)	(6,241,491)
Net Assets	100.0%	$223,841,544

@  Non-income producing security

@@  Foreign Issuer

ADR  American Depositary Receipt

cc  Securities purchased with cash collateral for securities loaned.

L  Loaned security, a portion or all of the security is on loan at November 30, 2008.

*  Cost for federal income tax purposes is $273,607,233.

Net unrealized depreciation consists of:

Gross Unrealized Appreciation	$4,678,840
Gross Unrealized Depreciation	(48,203,038)
Net Unrealized Depreciation	$(43,524,198)

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING GROWTH AND INCOME FUND  AS OF NOVEMBER 30, 2008 (UNAUDITED) (CONTINUED)

The following table summarizes the inputs used as of November 30, 2008 in determining the Fund's investments at fair value for purposes of SFAS 157:

	Investments in Securities	Other Financial Instruments*
Level 1 — Quoted Prices	$222,768,875	$—
Level 2 — Other Significant Observable Inputs	7,314,160	—
Level 3 — Significant Unobservable Inputs	—	—
Total	$230,083,035	$—

"Fair value" for purposes of SFAS 157 is different from "fair value" as used in the 1940 Act. The former generally implies market value, and can include market quotations as a source of value, and the latter refers to determinations of actual value in absence of available market quotations.

*  Other financial instruments may include forward foreign currency contracts, futures, swaps, and written options. Forward foreign currency contracts and futures are reported at their unrealized gain/loss at period end. Swaps and written options are reported at their market value at period end.

See Accompanying Notes to Financial Statements

ING 130/30 FUNDAMENTAL   PORTFOLIO OF INVESTMENTS
RESEARCH FUND  AS OF NOVEMBER 30, 2008 (UNAUDITED)

Shares			Value
COMMON STOCK: 103.2%
		Aerospace/Defense: 1.0%
900		Lockheed Martin Corp.	$69,399
			69,399
		Agriculture: 3.5%
5,800		Altria Group, Inc.	93,264
3,242		Philip Morris International, Inc.	136,683
			229,947
		Apparel: 2.7%
3,000	@	Coach, Inc.	53,700
2,400		Nike, Inc.	127,800
			181,500
		Banks: 9.1%
8,300		Citigroup, Inc.	68,807
2,400		Comerica, Inc.	54,120
1,300		Goldman Sachs Group, Inc.	102,687
4,500		JPMorgan Chase & Co.	142,470
1,500		PNC Financial Services Group, Inc.	79,155
5,500		Wells Fargo & Co.	158,895
			606,134
		Beverages: 3.5%
1,500		Coca-Cola Co.	70,305
2,800		PepsiCo, Inc.	158,760
			229,065
		Biotechnology: 1.7%
2,500	@	Gilead Sciences, Inc.	111,975
			111,975
		Chemicals: 1.8%
10,098		Celanese Corp.	116,632
			116,632
		Computers: 5.4%
1,000	@	Apple, Inc.	92,670
2,600	@	Cognizant Technology Solutions Corp.	49,920
3,300		Hewlett-Packard Co.	116,424
1,200		International Business Machines Corp.	97,920
			356,934
		Cosmetics/Personal Care: 4.0%
4,116		Procter & Gamble Co.	264,865
			264,865
		Distribution/Wholesale: 0.8%
800		WW Grainger, Inc.	56,456
			56,456
		Diversified Financial Services: 0.6%
599	@@	Deutsche Boerse AG	41,978
			41,978
		Electric: 6.3%
1,900	S	Exelon Corp.	106,799
3,200		NSTAR	113,600
5,100		PG&E Corp.	194,003
			414,402

Shares			Value
		Electronics: 1.0%
2,900		Amphenol Corp.	$67,338
			67,338
		Environmental Control: 1.0%
2,300		Waste Management, Inc.	67,160
			67,160
		Food: 0.7%
1,400	@@	Cadbury PLC ADR	47,586
			47,586
		Healthcare-Products: 6.2%
2,796	@@	Covidien Ltd.	103,033
2,400		Johnson & Johnson	140,592
3,400	@	St. Jude Medical, Inc.	95,302
2,000	@	Zimmer Holdings, Inc.	74,640
			413,567
		Healthcare-Services: 1.7%
3,100	@	WellPoint, Inc.	110,360
			110,360
		Insurance: 4.0%
2,303		Reinsurance Group of America, Inc.	93,502
2,400		Travelers Cos., Inc.	104,760
2,800	@@	Willis Group Holdings Ltd.	64,596
			262,858
		Internet: 2.2%
374	@	Google, Inc. - Class A	109,567
3,200	@	Yahoo!, Inc.	36,832
			146,399
		Iron/Steel: 0.6%
1,700		Cliffs Natural Resources, Inc.	40,375
			40,375
		Media: 1.4%
4,005	@	Liberty Media Corp.-Entertainment	47,539
5,200		Time Warner, Inc.	47,060
			94,599
		Mining: 0.8%
2,100		Freeport-McMoRan Copper & Gold, Inc.	50,379
			50,379
		Miscellaneous Manufacturing: 1.8%
7,000		General Electric Co.	120,190
			120,190
		Oil & Gas: 12.5%
800		Apache Corp.	61,840
1,000		Chevron Corp.	79,010
5,600		ExxonMobil Corp.	448,840
3,000		Marathon Oil Corp.	78,540
2,000	@@	Royal Dutch Shell PLC ADR-Class A	106,900
1,300		XTO Energy, Inc.	49,712
			824,842

See Accompanying Notes to Financial Statements

ING 130/30 FUNDAMENTAL   PORTFOLIO OF INVESTMENTS
RESEARCH FUND  AS OF NOVEMBER 30, 2008 (UNAUDITED) (CONTINUED)

Shares			Value
		Oil & Gas Services: 2.3%
3,600		BJ Services Co.	$43,164
2,100		Schlumberger Ltd.	106,554
			149,718
		Packaging & Containers: 0.8%
2,500	@	Owens-Illinois, Inc.	50,550
			50,550
		Pharmaceuticals: 6.0%
2,500		Abbott Laboratories	130,975
6,000		Pfizer, Inc.	98,580
1,900	@@	Teva Pharmaceutical Industries Ltd. ADR	81,985
2,300		Wyeth	82,823
			394,363
		Retail: 5.9%
3,300		Home Depot, Inc.	76,263
1,481	@	Kohl's Corp.	48,369
2,400		McDonald's Corp.	141,000
883		Ross Stores, Inc.	23,400
1,800		Wal-Mart Stores, Inc.	100,584
			389,616
		Semiconductors: 3.3%
3,300		Altera Corp.	48,543
5,500		Applied Materials, Inc.	52,690
4,800		Intel Corp.	66,240
7,100	@@	Taiwan Semiconductor Manufacturing Co., Ltd. ADR	50,765
			218,238
		Software: 2.6%
4,800		Microsoft Corp.	97,056
4,800	@	Oracle Corp.	77,232
			174,288
		Telecommunications: 5.9%
5,400		AT&T, Inc.	154,224
4,800		Qualcomm, Inc.	161,136
27,700		Sprint Nextel Corp.	77,283
			392,643
		Toys/Games/Hobbies: 0.9%
200	@@	Nintendo Co., Ltd.	62,178
			62,178
		Transportation: 1.2%
1,600		Union Pacific Corp.	80,064
			80,064
		Total Common Stock (Cost $8,386,083)	6,836,598
EXCHANGE-TRADED FUNDS: 1.0%
		Exchange-Traded Funds: 1.0%
700		SPDR Trust Series 1	62,965
		Total Exchange-Traded Funds (Cost $59,407)	62,965
		Total Long-Term Investments (Cost $8,445,490)	6,899,563

Shares			Value
SHORT-TERM INVESTMENTS: 5.4%
		Affiliated Mutual Fund: 5.4%
358,000	S	ING Institutional Prime Money Market Fund - Class I	$358,000
		Total Short-Term Investments (Cost $358,000)	358,000

Total Investments in Securities (Cost $8,803,490)*	109.6%	$7,257,563
Other Assets and Liabilities - Net	(9.6)	(633,610)
Net Assets	100.0%	$6,623,953

@  Non-income producing security

@@  Foreign Issuer

ADR  American Depositary Receipt

S  All or a portion of this security is segregated to cover collateral requirements for applicable futures, options, swaps, foreign forward currency contracts and/or when-issued or delayed-delivery securities.

*  Cost for federal income tax purposes is $9,101,342.

Net unrealized depreciation consists of:

Gross Unrealized Appreciation	$160,132
Gross Unrealized Depreciation	(2,003,911)
Net Unrealized Depreciation	$(1,843,779)

The following table summarizes the inputs used as of November 30, 2008 in determining the Fund's investments at fair value for purposes of SFAS 157:

	Investments in Securities	Other Financial Instruments*
Level 1 — Quoted Prices	$7,195,385	$(635,870)
Level 2 — Other Significant Observable Inputs	62,178	—
Level 3 — Significant Unobservable Inputs	—	—
Total	$7,257,563	$(635,870)

"Fair value" for purposes of SFAS 157 is different from "fair value" as used in the 1940 Act. The former generally implies market value, and can include market quotations as a source of value, and the latter refers to determinations of actual value in absence of available market quotations.

*  Other financial instruments may include forward foreign currency contracts, futures, swaps, short positions and written options. Forward foreign currency contracts and futures are reported at their unrealized gain/loss at period end. Swaps, short positions and written options are reported at their market value at period end.

See Accompanying Notes to Financial Statements

ING 130/30 FUNDAMENTAL   PORTFOLIO OF INVESTMENTS
RESEARCH FUND  AS OF NOVEMBER 30, 2008 (UNAUDITED) (CONTINUED)

The following short positions were held by the ING 130/30 Fundamental Research Fund at November 30, 2008:

Shares	Descriptions	Market Value
(1,798)	Infosys Technologies Ltd. ADR	$(45,220)
(700)	Baxter International, Inc.	(37,030)
(2,300)	Cabot Microelectronics Corp.	(56,971)
(2,600)	Coca-Cola Enterprises, Inc.	(23,868)
(1,300)	Cymer, Inc.	(30,537)
(1,600)	Factset Research Systems, Inc.	(64,000)
(1,300)	Parker Hannifin Corp.	(53,404)
(1,500)	Pepsi Bottling Group, Inc.	(27,135)
(1,200)	Rockwell Automation, Inc.	(37,380)
(1,000)	Rohm & Haas Co.	(68,410)
(2,000)	Target Corp.	(67,520)
(700)	Varian Semiconductor Equipment Associates, Inc.	(12,880)
(1,700)	Wisconsin Energy Corp.	(73,882)
(2,800)	Xilinx, Inc.	(45,808)
	Total Short Positions (Proceeds $796,824)	$(644,045)

ING 130/30 Fundamental Research Fund Open Futures Contracts on November 30, 2008:

Contract Description	Number of Contracts	Expiration Date	Unrealized Appreciation
Long Contracts
S&P 500 E-Mini	5	12/19/08	$8,175
			$8,175

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING CORPORATE LEADERS 100 FUND  AS OF NOVEMBER 30, 2008 (UNAUDITED)

Shares			Value
COMMON STOCK: 93.8%
		Aerospace/Defense: 4.8%
2,890		Raytheon Co.	$141,032
2,840		United Technologies Corp.	137,825
			278,857
		Agriculture: 4.6%
7,990		Altria Group, Inc.	128,479
3,360		Philip Morris International, Inc.	141,658
			270,137
		Banks: 5.4%
16,480		Regions Financial Corp.	167,931
25,590		Wachovia Corp.	143,816
			311,747
		Beverages: 4.5%
3,010		Coca-Cola Co.	141,079
2,090		PepsiCo, Inc.	118,503
			259,582
		Biotechnology: 2.6%
2,740	@	Amgen, Inc.	152,180
			152,180
		Computers: 5.0%
1,640	@	Apple, Inc.	151,979
13,320	@	EMC Corp.	140,792
			292,771
		Cosmetics/Personal Care: 4.9%
2,040		Colgate-Palmolive Co.	132,743
2,340		Procter & Gamble Co.	150,579
			283,322
		Electric: 9.8%
4,330		American Electric Power Co., Inc.	135,486
1,790		Entergy Corp.	152,329
2,390		Exelon Corp.	134,342
4,110		Southern Co.	149,275
			571,432
		Food: 6.5%
3,960		Campbell Soup Co.	126,918
3,010		HJ Heinz Co.	116,908
4,830		Kraft Foods, Inc.	131,424
			375,250
		Healthcare-Products: 4.5%
2,340		Baxter International, Inc.	123,786
2,340		Johnson & Johnson	137,077
			260,863
		Miscellaneous Manufacturing: 2.7%
2,340		3M Co.	156,616
			156,616
		Oil & Gas: 5.4%
1,940		Chevron Corp.	153,279
2,040		ExxonMobil Corp.	163,506
			316,785

Shares			Value
		Pharmaceuticals: 11.1%
2,490		Abbott Laboratories	$130,451
7,770		Bristol-Myers Squibb Co.	160,838
5,080		Merck & Co., Inc.	135,738
8,640		Pfizer, Inc.	141,955
2,140		Wyeth	77,061
			646,043
		Retail: 9.6%
4,530		CVS Caremark Corp.	131,053
6,250		Home Depot, Inc.	144,438
2,490		McDonald's Corp.	146,288
2,490		Wal-Mart Stores, Inc.	139,141
			560,920
		Software: 2.3%
8,240	@	Oracle Corp.	132,582
			132,582
		Telecommunications: 5.5%
5,600		AT&T, Inc.	159,936
4,930		Verizon Communications, Inc.	160,965
			320,901
		Transportation: 4.6%
1,690		Burlington Northern Santa Fe Corp.	129,471
2,440		United Parcel Service, Inc. - Class B	140,544
			270,015
		Total Common Stock (Cost $5,531,517)	5,460,003
EXCHANGE-TRADED FUNDS: 4.5%
		Exchange-Traded Funds: 4.5%
2,900		SPDR Trust Series 1	260,855
		Total Exchange-Traded Funds (Cost $229,128)	260,855
		Total Long-Term Investments (Cost $5,760,645)	5,720,858
SHORT-TERM INVESTMENTS: 0.6%
		Affiliated Mutual Fund: 0.6%
32,000		ING Institutional Prime Money Market Fund - Class I	32,000
		Total Short-Term Investments (Cost $32,000)	32,000

Total Investments in Securities (Cost $5,792,645)*	98.9%	$5,752,858
Other Assets and Liabilities - Net	1.1	66,028
Net Assets	100.0%	$5,818,886

@  Non-income producing security

*  Cost for federal income tax purposes is $5,889,102.

Net unrealized depreciation consists of:

Gross Unrealized Appreciation	$83,918
Gross Unrealized Depreciation	(220,162)
Net Unrealized Depreciation	$(136,244)

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING CORPORATE LEADERS 100 FUND  AS OF NOVEMBER 30, 2008 (UNAUDITED) (CONTINUED)

The following table summarizes the inputs used as of November 30, 2008 in determining the Fund's investments at fair value for purposes of SFAS 157:

	Investments in Securities	Other Financial Instruments*
Level 1 — Quoted Prices	$5,752,858	$—
Level 2 — Other Significant Observable Inputs	—	—
Level 3 — Significant Unobservable Inputs	—	—
Total	$5,752,858	$—

"Fair value" for purposes of SFAS 157 is different from "fair value" as used in the 1940 Act. The former generally implies market value, and can include market quotations as a source of value, and the latter refers to determinations of actual value in absence of available market quotations.

*  Other financial instruments may include forward foreign currency contracts, futures, swaps, and written options. Forward foreign currency contracts and futures are reported at their unrealized gain/loss at period end. Swaps and written options are reported at their market value at period end.

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING SMALL COMPANY FUND  AS OF NOVEMBER 30, 2008 (UNAUDITED)

Shares			Value
COMMON STOCK: 95.1%
		Advertising: 0.5%
41,422	@	inVentiv Health, Inc.	$498,307
			498,307
		Aerospace/Defense: 1.8%
31,025	@	Moog, Inc.	998,385
21,000	@	Teledyne Technologies, Inc.	853,020
			1,851,405
		Apparel: 0.6%
28,756	@,@@	Gildan Activewear, Inc.	490,002
3,831	@	Warnaco Group, Inc.	68,575
			558,577
		Auto Parts & Equipment: 1.2%
62,900		ArvinMeritor, Inc.	248,455
25,800		BorgWarner, Inc.	610,428
60,700		Cooper Tire & Rubber Co.	290,753
60,588	@	Dana Holding Corp.	57,559
			1,207,195
		Banks: 8.4%
73,359		Bank Mutual Corp.	751,930
39,300		Boston Private Financial Holdings, Inc.	271,563
83,900		Citizens Banking Corp.	198,004
38,300		First Commonwealth Financial Corp.	459,983
30,171		First Midwest Bancorp., Inc.	555,448
41,900		FirstMerit Corp.	921,800
9,900		Hancock Holding Co.	426,789
25,800		Old National Bancorp.	443,244
15,600		PrivateBancorp, Inc.	486,096
24,779		Prosperity Bancshares, Inc.	817,955
22,700	@	Signature Bank	676,460
13,400	@	SVB Financial Group	536,670
34,995	@	Texas Capital Bancshares, Inc.	561,670
16,832		UMB Financial Corp.	804,738
9,200		Westamerica Bancorp.	489,072
			8,401,422
		Biotechnology: 1.8%
7,400	@	AMAG Pharmaceuticals, Inc.	249,232
13,826	@	Bio-Rad Laboratories, Inc.	1,025,336
3,473	@	OSI Pharmaceuticals, Inc.	129,196
75,445	@	RTI Biologics, Inc.	205,210
4,386	@	United Therapeutics Corp.	240,484
			1,849,458
		Chemicals: 2.3%
37,500		Albemarle Corp.	762,375
22,800		Cytec Industries, Inc.	502,284
34,200		HB Fuller Co.	606,708
33,800		RPM International, Inc.	405,262
			2,276,629
		Commercial Services: 3.7%
30,300		Arbitron, Inc.	425,109
21,375	@	Bankrate, Inc.	587,171
6,300	@	FTI Consulting, Inc.	345,492
48,800	@	Geo Group, Inc.	941,840
39,400	@	TrueBlue, Inc.	291,954
28,002		Watson Wyatt Worldwide, Inc.	1,129,041
			3,720,607

Shares			Value
		Computers: 3.1%
25,600	@	CACI International, Inc.	$1,136,896
121,021	@	Mentor Graphics Corp.	820,522
64,600	@	Micros Systems, Inc.	1,075,590
28,188	@,@@	Xyratex Ltd.	77,517
			3,110,525
		Distribution/Wholesale: 2.1%
17,900		Owens & Minor, Inc.	743,387
45,599	@	Tech Data Corp.	795,247
14,600		Watsco, Inc.	574,364
			2,112,998
		Diversified Financial Services: 3.1%
21,948	@	Interactive Brokers Group, Inc.	400,332
36,583	@	Knight Capital Group, Inc.	605,449
15,220	@@	Lazard Ltd.	475,777
45,385		OptionsXpress Holdings, Inc.	639,475
9,318	@	Piper Jaffray Cos.	353,059
14,308	@	Stifel Financial Corp.	615,387
			3,089,479
		Electric: 3.2%
48,700		Cleco Corp.	1,147,859
31,388		Idacorp, Inc.	954,195
61,470		Portland General Electric Co.	1,125,516
			3,227,570
		Electrical Components & Equipment: 1.5%
60,066	@	Advanced Energy Industries, Inc.	467,313
9,600	@	Energy Conversion Devices, Inc.	268,608
29,886	@	Greatbatch, Inc.	755,219
			1,491,140
		Electronics: 4.9%
5,900	@	Dionex Corp.	302,611
37,100	@	FEI Co.	753,872
19,500	@	Flir Systems, Inc.	604,890
40,300	@	Plexus Corp.	672,204
44,400		Technitrol, Inc.	155,400
24,100	@	Thomas & Betts Corp.	457,659
31,400	@	Varian, Inc.	1,149,240
36,500		Watts Water Technologies, Inc.	821,250
			4,917,126
		Environmental Control: 1.5%
7,959	@	Clean Harbors, Inc.	502,452
35,133	@	Waste Connections, Inc.	991,805
			1,494,257
		Food: 2.8%
19,500		Corn Products International, Inc.	534,300
37,408		Flowers Foods, Inc.	1,001,786
8,600	@	Ralcorp Holdings, Inc.	538,016
31,500		Spartan Stores, Inc.	747,180
			2,821,282
		Gas: 2.0%
22,000		New Jersey Resources Corp.	883,520
30,339		WGL Holdings, Inc.	1,095,238
			1,978,758

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING SMALL COMPANY FUND  AS OF NOVEMBER 30, 2008 (UNAUDITED) (CONTINUED)

Shares			Value
		Hand/Machine Tools: 0.9%
28,000		Regal-Beloit Corp.	$941,920
			941,920
		Healthcare-Products: 2.7%
22,200	@	Immucor, Inc.	538,794
44,323		Meridian Bioscience, Inc.	1,056,217
39,839	@	Micrus Endovascular Corp.	422,293
37,191	@,@@	Orthofix International NV	445,176
70,450	@	Spectranetics Corp.	198,669
			2,661,149
		Healthcare-Services: 2.2%
22,049	@	Magellan Health Services, Inc.	724,310
50,308	@	Nighthawk Radiology Holdings, Inc.	145,893
18,600	@	Psychiatric Solutions, Inc.	470,580
23,279		Universal Health Services, Inc.	864,815
			2,205,598
		Household Products/Wares: 0.3%
21,800	@	Jarden Corp.	272,064
			272,064
		Housewares: 0.5%
17,700		Toro Co.	503,388
			503,388
		Insurance: 4.8%
13,672	@,@@	Argo Group International Holdings Ltd.	432,582
34,721	@@	Aspen Insurance Holdings Ltd.	639,908
36,400		Brown & Brown, Inc.	724,360
6,386		Hanover Insurance Group, Inc.	257,484
9,610	@	Navigators Group, Inc.	521,823
29,700	@@	Platinum Underwriters Holdings Ltd.	912,681
15,851	@	ProAssurance Corp.	865,306
21,600		Selective Insurance Group	495,936
			4,850,080
		Investment Companies: 0.3%
32,300		Apollo Investment Corp.	274,227
			274,227
		Machinery-Diversified: 2.7%
28,136	@	Gardner Denver, Inc.	696,366
17,200		Nordson Corp.	558,140
20,603		Tennant Co.	496,326
25,304		Wabtec Corp.	976,481
			2,727,313
		Media: 0.1%
66,803		Entercom Communications Corp.	72,815
			72,815
		Metal Fabricate/Hardware: 1.0%
82,700		Commercial Metals Co.	990,746
			990,746
		Miscellaneous Manufacturing: 0.8%
56,951		Barnes Group, Inc.	762,574
			762,574

Shares			Value
		Oil & Gas: 3.2%
17,494	@	Bill Barrett Corp.	$391,341
37,174	@	Carrizo Oil & Gas, Inc.	769,502
10,600	@	Comstock Resources, Inc.	444,458
63,318	@	EXCO Resources, Inc.	485,649
30,200	@	McMoRan Exploration Co.	339,750
51,985	@	Parallel Petroleum Corp.	163,753
20,700	@	Unit Corp.	593,676
			3,188,129
		Oil & Gas Services: 2.0%
52,974	@	Cal Dive International, Inc.	323,671
13,535		Core Laboratories NV	901,566
23,300	@	Dril-Quip, Inc.	458,544
66,100	@	Tetra Technologies, Inc.	318,602
			2,002,383
		Packaging & Containers: 2.4%
16,600	@	Crown Holdings, Inc.	266,430
23,900	@	Owens-Illinois, Inc.	483,258
17,829	@	Pactiv Corp.	445,547
27,430		Silgan Holdings, Inc.	1,240,933
			2,436,168
		Pharmaceuticals: 2.7%
102,600	@	Akorn, Inc.	168,264
40,306	@	KV Pharmaceutical Co.	184,601
52,500	@	Mylan Laboratories	494,025
32,100		Omnicare, Inc.	773,931
18,900	@	Onyx Pharmaceuticals, Inc.	531,090
15,765		Perrigo Co.	542,474
			2,694,385
		Retail: 4.6%
9,029		Cash America International, Inc.	243,873
33,596	@	Gymboree Corp.	844,939
55,727	@	Jack in the Box, Inc.	975,223
56,450	@	Jo-Ann Stores, Inc.	783,526
45,479	@	Papa John's International, Inc.	805,888
49,000		Regis Corp.	538,510
75,950		Stage Stores, Inc.	438,991
			4,630,950
		Savings & Loans: 3.7%
25,300		Astoria Financial Corp.	467,038
57,582		First Niagara Financial Group, Inc.	893,097
64,349		NewAlliance Bancshares, Inc.	886,729
41,900		Provident Financial Services, Inc.	628,081
77,091		Westfield Financial, Inc.	795,579
			3,670,524
		Semiconductors: 4.3%
164,800	@	Emulex Corp.	1,175,022
178,600	@	Entegris, Inc.	248,254
48,300	@	Formfactor, Inc.	653,499
50,800		Micrel, Inc.	375,920
38,700	@	MKS Instruments, Inc.	553,797
100,400	@	ON Semiconductor Corp.	293,168
14,800		Power Integrations, Inc.	270,840
81,542	@,@@	Verigy Ltd.	751,002
			4,321,502

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING SMALL COMPANY FUND  AS OF NOVEMBER 30, 2008 (UNAUDITED) (CONTINUED)

Shares			Value
		Software: 5.0%
33,455	@	Ansys, Inc.	$965,511
63,000	@	Epicor Software Corp.	258,300
60,900	@	Informatica Corp.	845,292
73,000	@	Parametric Technology Corp.	843,880
34,400	@	Progress Software Corp.	732,032
43,300	@	Solera Holdings, Inc.	847,381
11,400	@	Sybase, Inc.	280,896
46,450	@	THQ, Inc.	220,173
			4,993,465
		Telecommunications: 3.9%
45,600		Adtran, Inc.	647,520
98,959		Alaska Communications Systems Group, Inc.	959,902
40,700	@	CommScope, Inc.	459,503
11,000		NTELOS Holdings Corp.	244,310
15,300		Otelco, Inc.	177,939
41,521	@	Polycom, Inc.	781,840
55,712	@	RCN Corp.	388,870
13,800	@	SBA Communications Corp.	217,902
			3,877,786
		Transportation: 2.5%
27,536	@	Atlas Air Worldwide Holdings, Inc.	421,301
67,600		Heartland Express, Inc.	1,043,744
17,900	@	HUB Group, Inc.	477,930
22,600	@	Kirby Corp.	574,718
			2,517,693
		Total Common Stock (Cost $136,511,330)	95,201,594
REAL ESTATE INVESTMENT TRUSTS: 4.2%
		Apartments: 1.1%
24,750		American Campus Communities, Inc.	554,153
15,249		Home Properties, Inc.	594,711
			1,148,864
		Diversified: 0.7%
27,200		Washington Real Estate Investment Trust	719,984
			719,984
		Health Care: 0.6%
39,503		Senior Housing Properties Trust	550,277
			550,277
		Mortgage: 0.5%
21,132		Hatteras Financial Corp.	544,572
			544,572
		Office Property: 0.6%
19,800		Corporate Office Properties Trust SBI MD	588,258
			588,258

Shares		Value
	Single Tenant: 0.7%
26,900	National Retail Properties, Inc.	$360,729
15,200	Realty Income Corp.	306,888
		667,617
	Total Real Estate Investment Trusts (Cost $4,990,165)	4,219,572

Total Investments in Securities (Cost $141,501,495)*	99.3%	$99,421,166
Other Assets and Liabilities - Net	0.7	674,037
Net Assets	100.0%	$100,095,203

@  Non-income producing security

@@  Foreign Issuer

*  Cost for federal income tax purposes is $142,094,031.

Net unrealized depreciation consists of:

Gross Unrealized Appreciation	$688,889
Gross Unrealized Depreciation	(43,361,754)
Net Unrealized Depreciation	$(42,672,865)

The following table summarizes the inputs used as of November 30, 2008 in determining the Fund's investments at fair value for purposes of SFAS 157:

	Investments in Securities	Other Financial Instruments*
Level 1 — Quoted Prices	$99,421,166	$—
Level 2 — Other Significant Observable Inputs	—	—
Level 3 — Significant Unobservable Inputs	—	—
Total	$99,421,166	$—

"Fair value" for purposes of SFAS 157 is different from "fair value" as used in the 1940 Act. The former generally implies market value, and can include market quotations as a source of value, and the latter refers to determinations of actual value in absence of available market quotations.

*  Other financial instruments may include forward foreign currency contracts, futures, swaps, and written options. Forward foreign currency contracts and futures are reported at their unrealized gain/loss at period end. Swaps and written options are reported at their market value at period end.

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING TACTICAL ASSET ALLOCATION FUND  AS OF NOVEMBER 30, 2008 (UNAUDITED)

Shares			Value
COMMON STOCK: 86.3%
		Advertising: 0.1%
3,600	@,S	Interpublic Group of Cos., Inc.	$14,724
2,540	S	Omnicom Group	71,857
			86,581
		Aerospace/Defense: 2.0%
5,570	S	Boeing Co.	237,449
2,930	S	General Dynamics Corp.	151,393
960	S	Goodrich Corp.	32,304
920	S	L-3 Communications Holdings, Inc.	61,796
2,630	S	Lockheed Martin Corp.	202,799
2,600	S	Northrop Grumman Corp.	106,470
3,130	S	Raytheon Co.	152,744
1,180	S	Rockwell Collins, Inc.	40,214
7,420	S	United Technologies Corp.	360,093
			1,345,262
		Agriculture: 1.8%
15,650	S	Altria Group, Inc.	251,652
4,880	S	Archer-Daniels-Midland Co.	133,614
1,307	S	Lorillard, Inc.	78,982
15,650	S	Philip Morris International, Inc.	659,804
1,260	S	Reynolds American, Inc.	51,761
1,060	S	UST, Inc.	72,875
			1,248,688
		Airlines: 0.1%
5,520		Southwest Airlines Co.	47,748
			47,748
		Apparel: 0.4%
2,570	@,S	Coach, Inc.	46,003
790	S	Jones Apparel Group, Inc.	4,053
2,910	S	Nike, Inc.	154,958
440		Polo Ralph Lauren Corp.	19,008
790		VF Corp.	41,309
			265,331
		Auto Manufacturers: 0.2%
17,160	@,S	Ford Motor Co.	46,160
4,290	S	General Motors Corp.	22,480
2,710	S	Paccar, Inc.	75,528
			144,168
		Auto Parts & Equipment: 0.1%
1,850	@,S	Goodyear Tire & Rubber Co.	11,896
4,510	S	Johnson Controls, Inc.	79,647
			91,543
		Banks: 6.9%
37,886	S	Bank of America Corp.	615,648
8,680	S	Bank of New York Mellon Corp.	262,223
4,190	S	BB&T Corp.	125,574
2,710	S	Capital One Financial Corp.	93,251
41,320	S	Citigroup, Inc.	342,543
1,060	S	Comerica, Inc.	23,903
4,370	S	Fifth Third Bancorp.	41,777
1,510	S	First Horizon National Corp.	16,142
3,260	S	Goldman Sachs Group, Inc.	257,507
2,710	S	Huntington Bancshares, Inc.	21,680
27,984	S	JPMorgan Chase & Co.	885,973
3,680	S	Keycorp.	34,518

Shares			Value
720	S	M&T Bank Corp.	$46,260
2,020		Marshall & Ilsley Corp.	31,209
8,380	S	Morgan Stanley	123,605
17,730		National City Corp.	35,637
1,650	S	Northern Trust Corp.	75,719
2,620	S	PNC Financial Services Group, Inc.	138,257
5,300	S	Regions Financial Corp.	54,007
3,260	S	State Street Corp.	137,279
2,710		SunTrust Bank	85,988
13,140	S	US Bancorp.	354,517
16,440	S	Wachovia Corp.	92,393
28,050	S	Wells Fargo & Co.	810,365
940		Zions Bancorp.	29,977
			4,735,952
		Beverages: 2.3%
850	S	Brown-Forman Corp.	37,307
15,110	S	Coca-Cola Co.	708,206
2,520	S	Coca-Cola Enterprises, Inc.	23,134
1,480	@,S	Constellation Brands, Inc.	18,885
2,000	@,S	Dr Pepper Snapple Group, Inc.	32,280
1,060	S	Molson Coors Brewing Co.	47,138
1,060	S	Pepsi Bottling Group, Inc.	19,175
11,930	S	PepsiCo, Inc.	676,431
			1,562,556
		Biotechnology: 1.8%
8,010	@,S	Amgen, Inc.	444,875
2,320	@,S	Biogen Idec, Inc.	98,159
3,380	@,S	Celgene Corp.	176,098
2,120	@,S	Genzyme Corp.	135,722
7,050	@,S	Gilead Sciences, Inc.	315,770
1,077	@	Life Technologies Corp.	28,118
430	@	Millipore Corp.	21,784
			1,220,526
		Building Materials: 0.0%
2,710		Masco Corp.	25,962
			25,962
		Chemicals: 1.7%
1,560	S	Air Products & Chemicals, Inc.	74,506
500	S	CF Industries Holdings, Inc.	26,315
7,050	S	Dow Chemical Co.	130,778
640	S	Eastman Chemical Co.	21,056
1,280	S	Ecolab, Inc.	49,139
6,830	S	EI Du Pont de Nemours & Co.	171,160
640	S	International Flavors & Fragrances, Inc.	19,546
4,190	S	Monsanto Co.	331,848
1,180	S	PPG Industries, Inc.	51,826
2,540	S	Praxair, Inc.	149,987
960		Rohm & Haas Co.	65,674
890		Sherwin-Williams Co.	52,448
960	S	Sigma-Aldrich Corp.	41,386
			1,185,669
		Coal: 0.1%
1,370	S	Consol Energy, Inc.	39,689
750		Massey Energy Co.	11,715
2,120	S	Peabody Energy Corp.	49,672
			101,076

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING TACTICAL ASSET ALLOCATION FUND  AS OF NOVEMBER 30, 2008 (UNAUDITED) (CONTINUED)

Shares			Value
		Commercial Services: 1.1%
910	@,S	Apollo Group, Inc. - Class A	$69,924
3,820	S	Automatic Data Processing, Inc.	156,849
960	@,S	Convergys Corp.	6,038
960	S	Equifax, Inc.	24,432
2,590	S	H&R Block, Inc.	49,547
600	S	Mastercard, Inc.	87,180
2,150	S	McKesson Corp.	75,121
960	@	Monster Worldwide, Inc.	11,011
1,480		Moody's Corp.	32,131
2,540	S	Paychex, Inc.	71,780
1,160		Robert Half International, Inc.	24,232
1,600	S	RR Donnelley & Sons Co.	20,416
1,480		Total System Services, Inc.	21,120
5,520		Western Union Co.	73,250
			723,031
		Computers: 3.9%
890	@,S	Affiliated Computer Services, Inc.	36,001
6,730	@,S	Apple, Inc.	623,669
2,340	@,S	Cognizant Technology Solutions Corp.	44,928
1,080	@,S	Computer Sciences Corp.	30,089
13,160	@,S	Dell, Inc.	146,997
15,750	@,S	EMC Corp.	166,478
18,610	S	Hewlett-Packard Co.	656,561
10,250	S	International Business Machines Corp.	836,400
790	@,S	Lexmark International, Inc.	20,682
2,590	@,S	NetApp, Inc.	34,965
1,700	@	Sandisk Corp.	13,600
5,690	@	Sun Microsystems, Inc.	18,037
1,280	@	Teradata Corp.	17,190
			2,645,597
		Cosmetics/Personal Care: 2.6%
3,230	S	Avon Products, Inc.	68,153
3,820	S	Colgate-Palmolive Co.	248,567
940		Estee Lauder Cos., Inc.	26,226
22,870	S	Procter & Gamble Co.	1,471,685
			1,814,631
		Distribution/Wholesale: 0.2%
1,000	S	Fastenal Co.	38,510
1,180	S	Genuine Parts Co.	46,197
520	S	WW Grainger, Inc.	36,696
			121,403
		Diversified Financial Services: 1.6%
8,800	S	American Express Co.	205,128
1,700	S	Ameriprise Financial, Inc.	31,382
7,200	S	Charles Schwab Corp.	131,976
2,280	S	CIT Group, Inc.	7,615
590	S	CME Group, Inc.	125,051
3,600	S	Discover Financial Services	36,828
4,100	@,S	E*Trade Financial Corp.	5,535
790	S	Federated Investors, Inc.	15,682
1,140	S	Franklin Resources, Inc.	69,255
640	@,S	IntercontinentalExchange, Inc.	47,104
2,850		Invesco Ltd.	35,768
1,160	S	Janus Capital Group, Inc.	9,454
1,030		Legg Mason, Inc.	18,561
11,770	S	Merrill Lynch & Co., Inc.	155,599
950	@,S	Nasdaq Stock Market, Inc.	20,425
2,120	S	NYSE Euronext	50,477

Shares			Value
3,500	@	SLM Corp.	$32,235
2,020	S	T. Rowe Price Group, Inc.	69,104
			1,067,179
		Electric: 3.4%
5,180	@,S	AES Corp.	39,834
1,230	S	Allegheny Energy, Inc.	43,358
1,600	S	Ameren Corp.	56,928
3,030	S	American Electric Power Co., Inc.	94,809
1,700	S	CMS Energy Corp.	17,272
2,120	S	Consolidated Edison, Inc.	85,627
1,330	S	Constellation Energy Group, Inc.	32,545
4,390	S	Dominion Resources, Inc.	161,640
1,180	S	DTE Energy Co.	43,884
9,640	S	Duke Energy Corp.	149,998
3,820	@,S	Dynegy, Inc. - Class A	8,519
2,580	S	Edison International	86,172
1,450	S	Entergy Corp.	123,395
4,980	S	Exelon Corp.	279,926
2,440	S	FirstEnergy Corp.	142,935
3,030	S	FPL Group, Inc.	147,743
640	S	Integrys Energy Group, Inc.	28,275
1,480		Pepco Holdings, Inc.	26,625
2,710	S	PG&E Corp.	103,088
890		Pinnacle West Capital Corp.	27,056
2,710	S	PPL Corp.	91,842
2,020	S	Progress Energy, Inc.	80,174
3,820	S	Public Service Enterprise Group, Inc.	118,038
5,870	S	Southern Co.	213,198
1,600	S	TECO Energy, Inc.	20,800
870		Wisconsin Energy Corp.	37,810
3,280	S	Xcel Energy, Inc.	61,697
			2,323,188
		Electrical Components & Equipment: 0.3%
5,890	S	Emerson Electric Co.	211,392
1,060	S	Molex, Inc.	14,416
			225,808
		Electronics: 0.5%
2,690	@,S	Agilent Technologies, Inc.	50,653
1,300	S	Amphenol Corp.	30,186
1,580	S	Jabil Circuit, Inc.	10,396
960		PerkinElmer, Inc.	17,338
3,130	@,S	Thermo Electron Corp.	111,678
3,500	@@	Tyco Electronics Ltd.	57,680
890	@,S	Waters Corp.	36,695
			314,626
		Engineering & Construction: 0.1%
1,280	S	Fluor Corp.	58,291
910	@,S	Jacobs Engineering Group, Inc.	40,741
			99,032
		Entertainment: 0.0%
2,440	S	International Game Technology	26,132
			26,132
		Environmental Control: 0.3%
2,590	@,S	Allied Waste Industries, Inc.	27,817
600	@,S	Stericycle, Inc.	34,380
3,720	S	Waste Management, Inc.	108,624
			170,821

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING TACTICAL ASSET ALLOCATION FUND  AS OF NOVEMBER 30, 2008 (UNAUDITED) (CONTINUED)

Shares			Value
		Food: 1.9%
1,600	S	Campbell Soup Co.	$51,280
3,400	S	ConAgra Foods, Inc.	50,150
1,060	@,S	Dean Foods Co.	15,434
2,590	S	General Mills, Inc.	163,610
1,180	S	Hershey Co.	42,480
2,480	S	HJ Heinz Co.	96,323
950	S	JM Smucker Co.	43,102
1,870	S	Kellogg Co.	81,214
11,610	S	Kraft Foods, Inc.	315,908
4,980	S	Kroger Co.	137,747
960	S	McCormick & Co., Inc.	28,579
3,230	S	Safeway, Inc.	70,414
5,400		Sara Lee Corp.	49,572
1,600		Supervalu, Inc.	19,056
4,560	S	Sysco Corp.	106,932
2,320	S	Tyson Foods, Inc.	15,567
1,060		Whole Foods Market, Inc.	11,215
			1,298,583
		Forest Products & Paper: 0.2%
3,230	S	International Paper Co.	40,214
1,280	S	MeadWestvaco Corp.	14,925
1,620		Weyerhaeuser Co.	60,944
			116,083
		Gas: 0.2%
2,590	S	Centerpoint Energy, Inc.	33,489
420		Nicor, Inc.	17,128
2,120		NiSource, Inc.	25,546
1,870		Sempra Energy	87,273
			163,436
		Hand/Machine Tools: 0.1%
520	S	Black & Decker Corp.	22,069
530		Snap-On, Inc.	19,107
640		Stanley Works	20,346
			61,522
		Healthcare-Products: 3.8%
4,780	S	Baxter International, Inc.	252,862
1,850	S	Becton Dickinson & Co.	117,531
11,430	@,S	Boston Scientific Corp.	70,523
2,710	S	Cardinal Health, Inc.	88,129
3,820	@@,S	Covidien Ltd.	140,767
890	S	CR Bard, Inc.	73,007
950		Densply International, Inc.	24,776
1,160	@,S	Hospira, Inc.	34,835
350	@,S	Intuitive Surgical, Inc.	46,386
21,170	S	Johnson & Johnson	1,240,139
8,580	S	Medtronic, Inc.	261,862
810	@	Patterson Cos., Inc.	15,244
2,590	@	St. Jude Medical, Inc.	72,598
1,850		Stryker Corp.	72,002
960	@	Varian Medical Systems, Inc.	38,746
1,700	@	Zimmer Holdings, Inc.	63,444
			2,612,851
		Healthcare-Services: 0.9%
3,520	S	Aetna, Inc.	76,806
2,120	S	Cigna Corp.	25,673
1,060	@,S	Coventry Health Care, Inc.	13,218
950	@,S	DaVita, Inc.	47,738
1,260	@,S	Humana, Inc.	38,090

Shares			Value
940	@,S	Laboratory Corp. of America Holdings	$59,558
1,160	S	Quest Diagnostics	54,021
3,050	@	Tenet Healthcare Corp.	3,691
9,240	S	UnitedHealth Group, Inc.	194,132
3,840	@,S	WellPoint, Inc.	136,704
			649,631
		Holding Companies-Diversified: 0.0%
1,350		Leucadia National Corp.	26,393
			26,393
		Home Builders: 0.1%
960	S	Centex Corp.	8,794
2,120	S	D.R. Horton, Inc.	14,564
640	S	KB Home	7,443
1,060		Lennar Corp.	7,537
1,600		Pulte Homes, Inc.	17,040
			55,378
		Home Furnishings: 0.1%
520	S	Harman International Industries, Inc.	7,826
710		Whirlpool Corp.	27,960
			35,786
		Household Products/Wares: 0.5%
940	S	Avery Dennison Corp.	29,234
1,060	S	Clorox Co.	62,710
1,060	S	Fortune Brands, Inc.	40,068
3,130	S	Kimberly-Clark Corp.	180,883
			312,895
		Housewares: 0.0%
2,120		Newell Rubbermaid, Inc.	28,323
			28,323
		Insurance: 2.1%
3,600	S	Aflac, Inc.	166,680
4,140	S	Allstate Corp.	105,322
20,480	S	American International Group, Inc.	41,165
2,190	S	AON Corp.	99,207
940	S	Assurant, Inc.	20,464
2,710	S	Chubb Corp.	139,186
1,180	S	Cincinnati Financial Corp.	34,503
3,230	S	Genworth Financial, Inc.	4,684
2,340	S	Hartford Financial Services Group, Inc.	19,773
2,020		Lincoln National Corp.	27,735
2,776	S	Loews Corp.	76,035
3,920	S	Marsh & McLennan Cos., Inc.	99,960
1,500		MBIA, Inc.	8,775
5,900	S	Metlife, Inc.	169,684
2,020		Principal Financial Group, Inc.	27,896
5,200	S	Progressive Corp.	78,104
3,150	S	Prudential Financial, Inc.	68,355
790		Torchmark Corp.	28,559
4,510	S	Travelers Cos., Inc.	196,862
2,590		UnumProvident Corp.	38,591
2,480	@@	XL Capital Ltd.	12,474
			1,464,014
		Internet: 1.5%
1,280	@,S	Akamai Technologies, Inc.	15,706
2,540	@,S	Amazon.com, Inc.	108,458

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING TACTICAL ASSET ALLOCATION FUND  AS OF NOVEMBER 30, 2008 (UNAUDITED) (CONTINUED)

Shares			Value
		Internet (continued)
8,230	@,S	eBay, Inc.	$108,060
1,600	@,S	Expedia, Inc.	13,440
1,820	@,S	Google, Inc. - Class A	533,187
6,410	@	Symantec Corp.	77,112
1,480	@	VeriSign, Inc.	31,953
10,530	@,S	Yahoo!, Inc.	121,200
			1,009,116
		Investment Companies: 0.0%
1,580	S	American Capital Ltd.	6,699
			6,699
		Iron/Steel: 0.2%
900	S	AK Steel Holding Corp.	7,092
890	S	Allegheny Technologies, Inc.	20,426
2,520	S	Nucor Corp.	89,914
910	S	United States Steel Corp.	27,664
			145,096
		Leisure Time: 0.1%
3,280	S	Carnival Corp.	68,880
1,800	S	Harley-Davidson, Inc.	30,618
			99,498
		Lodging: 0.1%
2,320	S	Marriott International, Inc.	38,953
1,420		Starwood Hotels & Resorts Worldwide, Inc.	23,941
1,280		Wyndham Worldwide Corp.	6,118
400	@	Wynn Resorts Ltd.	15,928
			84,940
		Machinery-Construction & Mining: 0.3%
4,580	S	Caterpillar, Inc.	187,734
			187,734
		Machinery-Diversified: 0.3%
1,550	S	Cummins, Inc.	39,649
3,230	S	Deere & Co.	112,436
500	S	Flowserve Corp.	25,165
990		Manitowoc Co., Inc.	7,801
1,060		Rockwell Automation, Inc.	33,019
			218,070
		Media: 2.1%
5,200	S	CBS Corp. - Class B	34,632
22,180	S	Comcast Corp. - Class A	384,601
4,200	@,S	DIRECTV Group, Inc.	92,442
1,700	S	Gannett Co., Inc.	14,807
2,540	S	McGraw-Hill Cos., Inc.	63,500
320		Meredith Corp.	5,165
960		New York Times Co.	7,238
17,430	S	News Corp. - Class A	137,697
850		Scripps Networks Interactive - Class A	23,622
27,320	S	Time Warner, Inc.	247,246
4,680	@	Viacom - Class B	74,506
14,150	S	Walt Disney Co.	318,658
40		Washington Post	15,836
			1,419,950
		Metal Fabricate/Hardware: 0.1%
1,060	S	Precision Castparts Corp.	66,462
			66,462

Shares			Value
		Mining: 0.5%
6,190	S	Alcoa, Inc.	$66,604
2,870	S	Freeport-McMoRan Copper & Gold, Inc.	68,851
3,400	S	Newmont Mining Corp.	114,410
790		Titanium Metals Corp.	6,676
940		Vulcan Materials Co.	56,381
			312,922
		Miscellaneous Manufacturing: 3.7%
5,400	S	3M Co.	361,422
1,280		Cooper Industries Ltd.	30,899
2,000	S	Danaher Corp.	111,280
1,360	S	Dover Corp.	40,569
2,220	S	Eastman Kodak Co.	16,805
1,260	S	Eaton Corp.	58,388
79,710	S	General Electric Co.	1,368,604
5,570	S	Honeywell International, Inc.	155,180
2,930	S	Illinois Tool Works, Inc.	99,972
2,529	@@	Ingersoll-Rand Co.	39,655
1,400	S	ITT Corp.	58,604
1,180		Leggett & Platt, Inc.	17,228
960		Pall Corp.	26,410
1,240	S	Parker Hannifin Corp.	50,939
1,850	S	Textron, Inc.	28,176
3,600	@@	Tyco International Ltd.	75,240
			2,539,371
		Office/Business Equipment: 0.1%
1,600	S	Pitney Bowes, Inc.	39,536
6,550		Xerox Corp.	45,785
			85,321
		Oil & Gas: 10.7%
3,500	S	Anadarko Petroleum Corp.	143,675
2,590	S	Apache Corp.	200,207
950	S	Cabot Oil & Gas Corp.	28,472
4,000	S	Chesapeake Energy Corp.	68,720
15,630	S	Chevron Corp.	1,234,926
11,610	S	ConocoPhillips	609,757
3,300	S	Devon Energy Corp.	238,722
1,060	S	ENSCO International, Inc.	34,355
1,850	S	EOG Resources, Inc.	157,287
39,480	S	ExxonMobil Corp.	3,164,322
2,220	S	Hess Corp.	119,969
5,400	S	Marathon Oil Corp.	141,372
1,430	S	Murphy Oil Corp.	62,992
2,220	@,@@	Nabors Industries Ltd.	32,190
2,120		Noble Corp.	56,795
1,270	S	Noble Energy, Inc.	66,396
6,210	S	Occidental Petroleum Corp.	336,209
950		Pioneer Natural Resources Co.	19,076
1,280	S	Questar Corp.	41,203
1,160		Range Resources Corp.	48,105
940		Rowan Cos., Inc.	16,309
2,650	@	Southwestern Energy Co.	91,081
960	S	Sunoco, Inc.	38,150
1,060		Tesoro Petroleum Corp.	9,741
2,540	@,S	Transocean, Inc.	169,875
3,920		Valero Energy Corp.	71,932
4,170	S	XTO Energy, Inc.	159,461
			7,361,299

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING TACTICAL ASSET ALLOCATION FUND  AS OF NOVEMBER 30, 2008 (UNAUDITED) (CONTINUED)

Shares			Value
		Oil & Gas Services: 1.4%
2,440	S	Baker Hughes, Inc.	$84,985
2,320	S	BJ Services Co.	27,817
1,700	@,S	Cameron International Corp.	35,870
6,630	S	Halliburton Co.	116,688
3,110	@,S	National Oilwell Varco, Inc.	87,982
9,120	S	Schlumberger Ltd.	462,749
1,640	S	Smith International, Inc.	47,954
5,220	@	Weatherford International Ltd.	66,659
			930,704
		Packaging & Containers: 0.1%
890	S	Ball Corp.	32,441
890	S	Bemis Co.	24,048
1,060	@	Pactiv Corp.	26,489
1,180		Sealed Air Corp.	18,679
			101,657
		Pharmaceuticals: 5.3%
11,810	S	Abbott Laboratories	618,726
2,400	S	Allergan, Inc.	90,432
1,180	S	AmerisourceBergen Corp.	36,993
940	@,S	Barr Pharmaceuticals, Inc.	61,467
15,090	S	Bristol-Myers Squibb Co.	312,363
500	@,S	Cephalon, Inc.	36,740
7,670	S	Eli Lilly & Co.	261,931
1,850	@,S	Express Scripts, Inc.	106,394
2,440	@,S	Forest Laboratories, Inc.	58,999
1,850	@,S	King Pharmaceuticals, Inc.	17,779
3,820	@,S	Medco Health Solutions, Inc.	160,440
16,370	S	Merck & Co., Inc.	437,406
2,440	@	Mylan Laboratories	22,960
51,250	S	Pfizer, Inc.	842,038
12,400	S	Schering-Plough Corp.	208,444
940	@	Watson Pharmaceuticals, Inc.	22,325
10,130	S	Wyeth	364,781
			3,660,218
		Pipelines: 0.3%
5,400	S	El Paso Corp.	39,906
4,680		Spectra Energy Corp.	76,097
4,410		Williams Cos., Inc.	71,530
			187,533
		Real Estate: 0.0%
1,280	@,S	CB Richard Ellis Group, Inc.	5,837
			5,837
		Retail: 5.3%
790	S	Abercrombie & Fitch Co.	15,271
960	@,S	Autonation, Inc.	8,198
320	@,S	Autozone, Inc.	34,950
2,020	@,S	Bed Bath & Beyond, Inc.	40,986
2,610	S	Best Buy Co., Inc.	54,053
790	@,S	Big Lots, Inc.	13,841
3,230	S	Costco Wholesale Corp.	166,248
10,820	S	CVS Caremark Corp.	313,023
1,060	S	Darden Restaurants, Inc.	19,387
1,060	S	Family Dollar Stores, Inc.	29,447
1,160	@,S	GameStop Corp.	25,346
3,500	S	Gap, Inc.	45,570
12,820	S	Home Depot, Inc.	296,270
1,730		JC Penney Co., Inc.	32,853
2,440	@,S	Kohl's Corp.	79,690

Shares			Value
2,240		Limited Brands, Inc.	$20,854
890		Liz Claiborne, Inc.	2,537
11,170	S	Lowe's Cos., Inc.	230,772
3,130		Macy's, Inc.	23,225
8,500	S	McDonald's Corp.	499,375
1,140	S	Nordstrom, Inc.	12,962
2,120	@,S	Office Depot, Inc.	4,176
1,060		RadioShack Corp.	10,441
440	@	Sears Holding Corp.	15,950
5,500	S	Staples, Inc.	95,480
5,520	@,S	Starbucks Corp.	49,294
5,710	S	Target Corp.	192,770
960		Tiffany & Co.	18,998
3,130		TJX Cos., Inc.	71,427
7,570	S	Walgreen Co.	187,282
17,020	S	Wal-Mart Stores, Inc.	951,078
3,500	S	Yum! Brands, Inc.	94,290
			3,656,044
		Savings & Loans: 0.2%
3,920	S	Hudson City Bancorp., Inc.	65,503
2,350	S	People's United Financial, Inc.	44,815
4,160	@	Sovereign Bancorp., Inc.	10,275
			120,593
		Semiconductors: 1.8%
4,560	@,S	Advanced Micro Devices, Inc.	10,762
2,340	S	Altera Corp.	34,421
2,290	S	Analog Devices, Inc.	39,159
10,130	S	Applied Materials, Inc.	97,045
3,300	@,S	Broadcom Corp.	50,523
42,680	S	Intel Corp.	588,984
1,260	S	KLA-Tencor Corp.	23,701
1,700	S	Linear Technology Corp.	33,915
4,880	@,S	LSI Logic Corp.	13,078
1,700	@	MEMC Electronic Materials, Inc.	25,534
1,380		Microchip Technology, Inc.	25,530
5,820	@	Micron Technology, Inc.	15,947
1,500		National Semiconductor Corp.	16,500
890	@,S	Novellus Systems, Inc.	11,027
4,190	@	Nvidia Corp.	31,299
1,060	@	QLogic Corp.	11,257
1,280	@,S	Teradyne, Inc.	4,851
9,910	S	Texas Instruments, Inc.	154,299
2,120	S	Xilinx, Inc.	34,683
			1,222,515
		Software: 3.2%
4,040	@,S	Adobe Systems, Inc.	93,566
1,700	@,S	Autodesk, Inc.	28,203
1,380	@,S	BMC Software, Inc.	34,445
2,910	S	CA, Inc.	49,004
1,380	@,S	Citrix Systems, Inc.	36,791
2,020	@,S	Compuware Corp.	12,827
2,500	@,S	Electronic Arts, Inc.	47,650
1,380	S	Fidelity National Information Services, Inc.	23,708
1,180	@,S	Fiserv, Inc.	40,285
1,380	S	IMS Health, Inc.	18,147
2,540	@,S	Intuit, Inc.	56,286
59,620	S	Microsoft Corp.	1,205,516
2,610	@,S	Novell, Inc.	11,876
29,750	@,S	Oracle Corp.	478,678
950	@,S	Salesforce.com, Inc.	27,189
			2,164,171

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING TACTICAL ASSET ALLOCATION FUND  AS OF NOVEMBER 30, 2008 (UNAUDITED) (CONTINUED)

Shares			Value
		Telecommunications: 5.5%
2,930	@,S	American Tower Corp.	$79,813
44,730	S	AT&T, Inc.	1,277,489
890	S	CenturyTel, Inc.	23,638
790	@,S	Ciena Corp.	5,846
44,890	@,S	Cisco Systems, Inc.	742,481
11,980	S	Corning, Inc.	107,940
1,060	S	Embarq Corp.	34,598
2,540	S	Frontier Communications Corp.	22,149
1,000	S	Harris Corp.	34,880
1,600	@,S	JDS Uniphase Corp.	4,352
4,120	@,S	Juniper Networks, Inc.	71,606
17,260	S	Motorola, Inc.	74,391
12,480	S	Qualcomm, Inc.	418,954
11,310	S	Qwest Communications International, Inc.	36,192
21,620	S	Sprint Nextel Corp.	60,320
2,930	@	Tellabs, Inc.	12,218
21,620	S	Verizon Communications, Inc.	705,893
3,300		Windstream Corp.	29,238
			3,741,998
		Textiles: 0.0%
1,060	S	Cintas Corp.	25,461
			25,461
		Toys/Games/Hobbies: 0.1%
960	S	Hasbro, Inc.	25,728
2,710	S	Mattel, Inc.	37,046
			62,774
		Transportation: 2.0%
2,210	S	Burlington Northern Santa Fe Corp.	169,308
1,270	S	CH Robinson Worldwide, Inc.	64,872
3,030	S	CSX Corp.	112,837
1,600	S	Expeditors International Washington, Inc.	53,488
2,440	S	FedEx Corp.	172,386
2,730	S	Norfolk Southern Corp.	135,053
450		Ryder System, Inc.	16,160
3,840	S	Union Pacific Corp.	192,154
7,690	S	United Parcel Service, Inc. - Class B	442,944
			1,359,202
		Total Common Stock (Cost $86,530,486)	59,192,590
REAL ESTATE INVESTMENT TRUSTS: 0.7%
		Apartments: 0.2%
743	S	Apartment Investment & Management Co.	8,522
720	S	AvalonBay Communities, Inc.	43,682
2,120	S	Equity Residential	64,512
			116,716
		Diversified: 0.1%
1,030	S	Vornado Realty Trust	55,054
			55,054
		Forest Products & Paper: 0.1%
1,280	S	Plum Creek Timber Co., Inc.	45,555
			45,555

Shares			Value
		Health Care: 0.0%
1,850	S	HCP, Inc.	$38,240
			38,240
		Hotels: 0.0%
3,920	S	Host Hotels & Resorts, Inc.	29,478
			29,478
		Office Property: 0.1%
890	S	Boston Properties, Inc.	47,526
			47,526
		Regional Malls: 0.1%
1,750	S	Simon Property Group, Inc.	83,125
			83,125
		Shopping Centers: 0.0%
960	S	Developers Diversified Realty Corp.	4,608
1,700	S	Kimco Realty Corp.	24,055
			28,663
		Storage: 0.1%
960	S	Public Storage, Inc.	67,094
			67,094
		Warehouse/Industrial: 0.0%
2,020		Prologis	7,737
			7,737
		Total Real Estate Investment Trusts (Cost $1,023,682)	519,188
		Total Long-Term Investments (Cost $87,554,168)	59,711,778
SHORT-TERM INVESTMENTS: 1.7%
		Affiliated Mutual Fund: 1.7%
1,143,000	S	ING Institutional Prime Money Market Fund - Class I	1,143,000
		Total Short-Term Investments (Cost $1,143,000)	1,143,000

Total Investments in Securities (Cost $88,697,168)*	88.7%	$60,854,778
Other Assets and Liabilities - Net	11.3	7,727,182
Net Assets	100.0%	$68,581,960

@  Non-income producing security

@@  Foreign Issuer

S  All or a portion of this security is segregated to cover collateral requirements for applicable futures, options, swaps, foreign forward currency contracts and/or when-issued or delayed-delivery securities.

*  Cost for federal income tax purposes is $92,382,204.

Net unrealized depreciation consists of:

Gross Unrealized Appreciation	$274,203
Gross Unrealized Depreciation	(31,801,629)
Net Unrealized Depreciation	$(31,527,426)

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING TACTICAL ASSET ALLOCATION FUND  AS OF NOVEMBER 30, 2008 (UNAUDITED) (CONTINUED)

The following table summarizes the inputs used as of November 30, 2008 in determining the Fund's investments at fair value for purposes of SFAS 157:

	Investments in Securities	Other Financial Instruments*
Level 1 — Quoted Prices	$60,854,778	$(1,734,088)
Level 2 — Other Significant Observable Inputs	—	—
Level 3 — Significant Unobservable Inputs	—	—
Total	$60,854,778	$(1,734,088)

"Fair value" for purposes of SFAS 157 is different from "fair value" as used in the 1940 Act. The former generally implies market value, and can include market quotations as a source of value, and the latter refers to determinations of actual value in absence of available market quotations.

*  Other financial instruments may include forward foreign currency contracts, futures, swaps, and written options. Forward foreign currency contracts and futures are reported at their unrealized gain/loss at period end. Swaps and written options are reported at their market value at period end.

ING Tactical Asset Allocation Fund Open Futures Contracts on November 30, 2008:

Contract Description	Number of Contracts	Expiration Date	Unrealized Appreciation/ (Depreciation)
Long Contracts
Amsterdam Exchanges Index	89	12/19/08	$45,128
FTSE 100 Index	56	12/19/08	(467,049)
IBEX 35 Index	1	12/19/08	5,333
Japan 10-Year Bond (TSE)	5	12/11/08	79,176
MSCI Singapore Index (SGX)	10	12/30/08	8,571
S&P 500	13	12/18/08	(205,560)
S&P 500 E-Mini	25	12/19/08	140,715
S&P ASX 200 Index (SPI 200)	45	12/18/08	(576,912)
S&P/MIB Index	6	12/19/08	(134,451)
S&P/TSX 60 Index	57	12/18/08	(922,708)
U.S. Treasury 10-Year Note	56	03/20/09	209,434
			$(1,818,323)
Short Contracts
Australia 10-Year Bond	51	12/15/08	$(229,821)
CAC40 10 Euro	57	12/19/08	(35,954)
Canada 10-Year Bond	64	03/20/09	(77,324)
DAX Index	15	12/19/08	647,156
Euro-Bund	3	12/08/08	(25,680)
Hang Seng Index	8	12/30/08	(53,572)
Long Gilt	36	03/27/09	(58,036)
NIKKEI 225	5	12/11/08	195,709
OMXS30 Index	120	12/19/08	(26,558)
Swiss Federal Bond	59	12/08/08	(251,685)
			$84,235

See Accompanying Notes to Financial Statements

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED)

BOARD CONSIDERATIONS IN APPROVING THE INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS FOR THE ING CORPORATE LEADERS 100 FUND

Section 15 of The Investment Company Act of 1940, as amended (the "1940 Act") provides, in substance, that, each new investment advisory agreement and sub-advisory agreement for a mutual fund must be approved by the board of directors of the fund, including a majority of the directors who have no direct or indirect interest in the agreement and who are not "interested persons" of the fund. Consistent with this requirement of the 1940 Act, the Board of Directors of ING Series Fund, Inc. (the "Company") has established a process for considering the advisory and sub-advisory arrangements for any new series of the Company prior to the commencement of its operations.

Overview of the Review Process

At meetings held on March 13, 2008 and June 4, 2008, the board of directors (the "Directors" or the "Board") of the Company, including all of the independent directors who are not "interested persons" of the Company (the "Independent Directors"), authorized the establishment of the ING Corporate Leaders 100 Fund (the "Corporate Leaders 100 Fund"), as a portfolio series of the Company, to operate within the ING complex of mutual funds (the "ING Funds").

At the meeting held on June 4, 2008, in connection with the establishment of the Corporate Leaders 100 Fund, the Board, including all of the Independent Directors, voted to approve (i) an investment advisory agreement (the "Advisory Agreement") for the Corporate Leaders 100 Fund with ING Investments, LLC (the "Adviser"), (ii) a sub-advisory agreement (the "Sub-Advisory Agreement" and collectively with the Advisory Agreement, the "Agreements") between the Adviser and ING Investment Management Co. ("IIM" or "Sub-Adviser") with respect to the Corporate Leaders 100 Fund. Prior to voting such approvals, the Board received the affirmative recommendation of the Contracts Committee of the Board, which is a Committee of the Board comprised of all of the Independent Directors and exclusively of the Independent Directors.

The Contracts Committee recommended approval of each of the Agreements after completing an extensive review of information received from the Adviser and the Sub-Adviser in connection with the establishment of the Corporate Leaders 100 Fund and as part of the annual contract approval process for other ING Funds advised and sub-advised by the Adviser and the Sub-Adviser, respectively. Such information included the following: (1) comparative data regarding management fees, including data regarding the fees charged by the Adviser and the Sub-Adviser for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those to be used in managing the Corporate Leaders 100 Fund; (2) comparative data regarding the proposed expense ratio of the Corporate Leaders 100 Fund and the expense ratio of a selected peer group of similar funds (the "Selected Peer Group"); (3) copies of the form of advisory agreement and the form of sub-advisory agreement; (4) copies of the codes of ethics of the Adviser and of the Sub-Adviser, together with information relating to the manner in which each code is administered; (5) financial statements of the Adviser and of the Sub-Adviser; (6) profitability analyses for the Adviser and its affiliated companies with respect to the Corporate Leaders 100 Fund; (7) descriptions of the qualifications of the investment personnel expected to be responsible for managing the Corporate Leaders 100 Fund and their responsibilities with respect to managing other accounts or mutual funds; (8) descriptions of the services expected to be provided to the Corporate Leaders 100 Fund, including the investment strategies and techniques used by the Sub-Adviser in managing the Corporate Leaders 100 Fund; (9) data relating to brokerage practices, including practices with respect to the acquisition of research through "soft dollar" benefits received in connection with the Corporate Leaders 100 Fund's brokerage; (10) descriptions of the business continuity and disaster recovery plans of the Adviser and the Sub-Adviser; (11) descriptions of various compliance programs of the Adviser and the Sub-Adviser, including the Adviser's programs for monitoring and enforcing compliance with the ING Funds' policies with respect to market-timing, late trading and selective portfolio disclosure; and (12) other information relevant to an evaluation of the nature, extent and quality of the services expected to be provided by the Adviser and the Sub-Adviser in response to a series of detailed questions presented by independent legal counsel on behalf of the Independent Directors. The Contracts Committee relied upon this information in evaluating the qualifications of the Adviser and Sub-Adviser to manage the Corporate Leaders 100 Fund.

In addition, the Contracts Committee considered information relating specifically to the investment objective and investment policies of the Corporate Leaders 100 Fund and the ability of the Adviser and Sub-Adviser to pursue the Corporate Leaders 100 Fund's investment objective by implementing these

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

investment policies. Prior to voting to recommend approval of the Advisory Agreement and the Sub-Advisory Agreement for the Corporate Leaders 100 Fund, the Contracts Committee and/or the Board received presentations from the Adviser and the Sub-Adviser regarding the investment strategies to be used in pursuing the Corporate Leaders 100 Fund's investment objective.

The Independent Directors were assisted by Goodwin Procter LLP, their independent legal counsel, throughout this process. The Independent Directors relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement and the Sub-Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Independent Directors were based on a comprehensive evaluation of all of the information provided and was not the result of any one factor. Moreover, each Independent Director may have afforded different weight to the various factors in reaching his or her conclusions with respect to the Advisory Agreement and the Sub-Advisory Agreement.

Nature, Extent and Quality of Services

In considering whether to approve the Advisory Agreement and the Sub-Advisory Agreement, the Board evaluated the nature, extent and quality of services that will be provided to the Corporate Leaders 100 Fund by the Adviser and the Sub-Adviser. Specifically, the Board considered the quantity and quality of the resources available to provide such services and the qualifications of the individuals that will be responsible for performing various investment services for the Corporate Leaders 100 Fund. The Board also considered the quality of the compliance programs of the Adviser and of the Sub-Adviser, including the manner in which the Adviser and the Sub-Adviser will monitor for compliance with the investment policies and restrictions of the Corporate Leaders 100 Fund, the Codes of Ethics of the Adviser and of the Sub-Adviser with respect to personal trading by employees with access to portfolio information, and other compliance related matters. The Board also considered the actions taken by the Adviser and the Sub-Adviser to establish and maintain effective disaster recovery and business continuity plans.

The Board noted that, in connection with its annual contract review process, it had considered a variety of other matters bearing on the nature, extent and quality of the services provided to all of the ING Funds, including the actions taken by the Adviser and its affiliated companies to administer the ING Funds' policies and procedures for valuing the Funds' assets, selective disclosure of portfolio holdings and preventing late-trading and frequent trading of Fund shares. With respect to these and related compliance matters, the Board had also considered the responsiveness of the Adviser and its affiliated companies over the course of the past several years to the inquiries of various regulatory authorities, including the U.S. Securities and Exchange Commission. The Board also took into account the efforts of the Adviser and its affiliated companies to reduce the expenses of the ING Funds, including fees and expenses for transfer agency, custody and audit services. The Board specifically noted that the Adviser and its affiliated companies have significantly reduced the brokerage costs of the ING Funds and their portfolio turnover rates, as well as the quantity of research acquired through the use of soft dollars from the ING Funds' brokerage. The Board also noted the efforts of the Adviser to optimize the number of mutual funds in the ING complex of funds and to standardize the asset management characteristics and policies across the ING mutual fund platform. Consideration was also given to the benefits that shareholders of the Corporate Leaders 100 Fund may realize because the Corporate Leaders 100 Fund is part of a larger ING family of mutual funds, including, in most cases, the ability of shareholders to exchange or transfer investments within the same class of shares among a wide variety of mutual funds without incurring additional sales charges.

The Board concluded that the nature, extent and quality of advisory and related services to be provided by the Adviser and the Sub-Adviser for the Corporate Leaders 100 Fund, taken as a whole, can be expected to be consistent with the terms of the Advisory Agreement and Sub-Advisory Agreement and that the fees to be paid for such services are fair and reasonable.

The Board noted that the Corporate Leaders 100 Fund has no prior performance record. The Board considered the performance achieved by the Sub-Adviser in managing similar funds. Based on this information, the Board concluded that the Sub-Adviser can be expected to achieve satisfactory performance in managing the portfolio of the Corporate Leaders 100 Fund.

Management Fee, Sub-Advisory Fee and Expenses

Consideration was given to the proposed contractual investment advisory fee rates, inclusive of

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

administrative fee rates, payable by the Corporate Leaders 100 Fund to the Adviser and its affiliated companies (referred to collectively as "management fees") and the contractual sub-advisory fee rates payable by the Adviser to the Sub-Adviser for sub-advisory services. As part of its review, the Board considered the Corporate Leaders 100 Fund's proposed management fee and total expense ratio, as compared to its proposed Selected Peer Group. In addition, the Directors received information regarding the fees charged by the Sub-Adviser to similarly-managed institutional accounts and other mutual funds, if any, and the comparability (or lack thereof) of the services provided by the Sub-Adviser in managing such accounts and other mutual funds to the services to be provided in managing the Corporate Leaders 100 Fund. The Board evaluated the reasonableness of the total fees to be received by the Adviser and its affiliate in the aggregate under the Advisory Agreement and Sub-Advisory Agreement. After reviewing the foregoing information, and in light of the nature, extent and quality of the services to be provided by the Adviser and the Sub-Adviser, the Board concluded that the management fee to be charged to the Corporate Leaders 100 Fund for advisory, sub-advisory and related services is fair and reasonable and that the total expense ratio of the Corporate Leaders 100 Fund is reasonable.

Profitability

The Board considered information relating to the revenues, expenses, and profits expected to be realized by the Adviser and its affiliated companies attributable to performing advisory, sub-advisory and administrative services for the Funds. With respect to the Adviser and its affiliated companies, such information was prepared in accordance with a methodology approved by the Contracts Committee. The Board considered the expected profitability of the Adviser and its affiliated companies attributable to managing and operating the Corporate Leaders 100 Fund both with and without the profitability of the distributor of the Corporate Leaders 100 Fund and both before and after giving effect to any expenses expected to be incurred by the Adviser or any affiliated company in making revenue sharing or other payments to third parties, including affiliated insurance companies, for distribution and administrative services. The Board considered the total profits to be derived by the Adviser and the affiliated Sub-Adviser in the aggregate attributable to managing and operating the Corporate Leaders 100 Fund. The Board also considered other direct or indirect benefits that the Adviser and Sub-Adviser, and any affiliated companies thereof, will derive from their relationships with the Corporate Leaders 100 Fund, including the receipt by ING U.S. Financial Services, an affiliate of the Adviser, of fees relating to the offering of bundled financial products, such as annuity contracts, and the receipt by the Sub-Adviser of "soft dollar" benefits from the Corporate Leaders 100 Fund's brokerage. The Board concluded that, in light of the nature, extent and quality of the services to be provided, the profits expected to be realized by the Adviser and its affiliated companies, taken as a whole, with respect to providing advisory, sub-advisory and administrative services for the Corporate Leaders 100 Fund are reasonable.

In considering the reasonableness of the management fee of the Corporate Leaders 100 Fund, the Board considered the extent to which economies of scale can be expected to be realized by the Corporate Leaders 100 Fund's Adviser and its affiliated companies, on the one hand, and by the Corporate Leaders 100 Fund, on the other hand, as the assets of the Corporate Leaders 100 Fund increase. The Board recognized the inherent difficulties in measuring precisely the impact of any economies of scale being realized by the Adviser and its affiliated companies with respect to their management of any one or more other new funds, along with the Corporate Leaders 100 Fund. The Board also reviewed information regarding the projected expense ratio of the Corporate Leaders 100 Fund in light of projected changes in the assets of the Corporate Leaders 100 Fund, noting that, as the assets of the Corporate Leaders 100 Fund increase, the fixed expenses of the Corporate Leaders 100 Fund, as a percentage of the total assets of the Corporate Leaders 100 Fund, can be expected to decrease. The Board considered such expense information in light of projections provided by the Adviser with respect to the future growth of assets of the Corporate Leaders 100 Fund. Based upon the foregoing, the Board concluded that the fee schedule for the Corporate Leaders 100 Fund can be expected to result in an equitable sharing among the Corporate Leaders 100 Fund, the Adviser and the Sub-Adviser of the benefits from economies of scale as assets grow.

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ING Funds Distributor, LLC offers the funds listed below. Before investing in a fund, shareholders should carefully review the fund's prospectus. Investors may obtain a copy of a prospectus of any ING Fund by calling (800) 992-0180 or by going to www.ingfunds.com.

Domestic Equity and Income Funds

ING Balanced Fund

ING Growth and Income Fund

ING Real Estate Fund

Domestic Equity Fund-of-Funds

ING Strategic Allocation Conservative Fund

ING Strategic Allocation Growth Fund

ING Strategic Allocation Moderate Fund

Domestic Equity Growth Funds

ING 130/30 Fundamental Research Fund

ING Corporate Leaders 100 Fund

ING Equity Dividend Fund

ING Fundamental Research Fund

ING LargeCap Growth Fund

ING MidCap Opportunities Fund

ING Opportunistic LargeCap Fund

ING Small Company Fund

ING SmallCap Opportunities Fund

ING Tactical Asset Allocation Fund

Domestic Equity Index Funds

ING Index Plus LargeCap Equity Fund VIII

ING Index Plus LargeCap Fund

ING Index Plus MidCap Fund

ING Index Plus SmallCap Fund

Domestic Equity Value Funds

ING Financial Services Fund

ING SmallCap Value Multi-Manager Fund

ING Value Choice Fund

Fixed-Income Funds

ING GNMA Income Fund

ING High Yield Bond Fund

ING Intermediate Bond Fund

Global Equity Funds

ING Global Equity Dividend Fund

ING Global Natural Resources Fund

ING Global Real Estate Fund

ING Global Science and Technology Fund

ING Global Value Choice Fund

International Equity Funds

ING Asia-Pacific Real Estate Fund

ING Disciplined International SmallCap Fund

ING Emerging Countries Fund

ING European Real Estate Fund

ING Foreign Fund

ING Greater China Fund

ING Index Plus International Equity Fund

ING International Capital Appreciation Fund

ING International Equity Dividend Fund

ING International Growth Opportunities Fund

ING International Real Estate Fund

ING International SmallCap Multi-Manager Fund

ING International Value Fund

ING International Value Choice Fund

ING Russia Fund

Global and International Fixed-Income Funds

ING Emerging Markets Fixed Income Fund

ING Global Bond Fund

International Funds-of-Funds

ING Diversified International Fund

ING Global Target Payment Fund

Loan Participation Fund

ING Senior Income Fund

Money Market Funds*

ING Money Market Fund

ING Classic Money Market Fund

*  An investment in the funds is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the funds.

Investment Adviser

ING Investments, LLC
7337 East Doubletree Ranch Road
Scottsdale, Arizona 85258

Administrator

ING Funds Services, LLC
7337 East Doubletree Ranch Road
Scottsdale, Arizona 85258

Distributor

ING Funds Distributor, LLC
7337 East Doubletree Ranch Road
Scottsdale, Arizona 85258

Transfer Agent

DST Systems, Inc.
P.O. Box 419368
Kansas City, Missouri 64141

Custodian

The Bank of New York Mellon
One Wall Street
New York, New York 10286

Legal Counsel

Goodwin Procter LLP
Exchange Place
53 State Street
Boston, Massachusetts 02109

For more complete information, or to obtain a prospectus for any ING Fund, please call your investment professional or ING Funds Distributor, LLC at (800) 992-0180 or log on to www.ingfunds.com. The prospectus should be read carefully before investing. Consider the fund's investment objectives, risks, and charges and expenses carefully before investing. The prospectus contains this information and other information about the funds. Check with your investment professional to determine which funds are available for sale within their firm. Not all funds are available for sale at all firms.

  PRSAR-ADEABCIO  (1108-012309)

Semi-Annual Report

November 30, 2008

Classes A, B, C, I, O and R

Domestic Equity Index Funds

■	ING Index Plus LargeCap Fund

■	ING Index Plus MidCap Fund

■	ING Index Plus SmallCap Fund

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This report is submitted for general information to shareholders of the ING Funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.

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PROXY VOTING INFORMATION

A description of the policies and procedures that the Funds use to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Funds’ website at www.ingfunds.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov. Information regarding how the Funds voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Funds’ website at www.ingfunds.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330; and is available upon request from the Funds by calling Shareholder Services toll-free at (800) 992-0180.

PRESIDENT’S LETTER

Dear Shareholders,

We are in the midst of one of the most challenging periods ever faced by investors, and we at ING Funds are aware of the anxiety that you may be feeling at this time.

I want to assure you that we are actively engaged in monitoring the situation and are committed to keeping you fully informed of how the rapidly unfolding events around us may impact your investments with our company.

We recognize that the confidence of many investors is being tested, perhaps as never before. It is understandable that some of you may be second guessing your investment strategy due to these recent events. We encourage you to work with your investment professional and seek out their advice about your portfolio in light of the current conditions. But we also urge investors not to make rash decisions. ING Funds still believes that a well-diversified, globally allocated portfolio remains the most effective investment strategy of all. We ask that investors not lose sight of their commitment to the long-term.

We thank you for your support and confidence and we look forward to continuing to do business with you in the future.

Sincerely,

Shaun Mathews,

CEO

ING Funds

December 19, 2008

The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and ING Funds disclaims any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for an ING Fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any ING Fund. Reference to specific company securities should not be construed as recommendations or investment advice.

For more complete information, or to obtain a prospectus for any ING Fund, please call your investment professional or ING Funds Distributor, LLC at (800) 992-0180 or log on to www.ingfunds.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund. Check with your investment professional to determine which funds are available for sale within their firm. Not all funds are available for sale at all firms.

1

MARKET PERSPECTIVE:  SIX MONTHS ENDED NOVEMBER 30, 2008

As our new fiscal year started, hopes that the worst of the 10-month long global credit crisis had passed were fading. By November 30, 2008, central banks, according to their critics, were “printing money” to stop credit markets from falling into the abyss of systemic failure. Global equities in the form of the Morgan Stanley Capital International (“MSCI”) World® Index(1) measured in local currencies, including net reinvested dividends (“MSCI” for regions discussed below) plunged 36.10% in the six months ended November 30, 2008. In currencies, the dollar surged by 22.30% against the euro and 28.50% against the pound during the period, as the outlook for the eurozone and UK economies darkened. However, the dollar fell 9.40% to the Japanese yen as carry-trades (essentially short yen positions) were unwound amid intensifying risk aversion. The price of oil peaked at about $147 in mid July 2008, but a strengthening dollar and slackening demand squeezed it to barely one third of that price on November 30, 2008.

As described in our last annual report, the Federal Reserve Board’s 325 basis points (or 3.25%) in federal funds rate reductions through April 2008, Bear Stearns’ forced sale to JP Morgan in March and the opening of the discount window to other primary dealers prompted an 8% relief-rally, which was foundering by mid-May 2008.

Fundamentally, little had changed. The housing market continued to deteriorate, with urban house prices down a record 17.4% year-over-year by November 2008, by one measure. In September one in every 452 housing units in the country received a foreclosure notice. Credit remained tight: despite another 100 basis points (or 1.00%) of federal funds rate easing, 30-year fixed mortgage rates lingered near their 2007 average until late November. Payrolls recorded their tenth straight fall, pushing the unemployment rate up to 6.50%. Third quarter gross domestic product registered its first decline since 2001.

Yet it was more crises in the financial sector that brought matters to a head.

In September 2008, the U.S. Department of the Treasury (“Treasury”) put the Federal National Mortgage Association (“Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“Freddie Mac”) into “conservatorship”. Merrill Lynch and Wachovia were forced into the arms of stronger institutions, with official encouragement. Global insurer AIG received a massive government loan. But Lehman Brothers was left to file for Chapter 11 bankruptcy protection.

It was soon realized that allowing Lehman Brothers to fall threatened to turn a credit crisis into a credit market collapse. Short term Lehman Brothers paper was widely held in money market funds, which now showed signs of turning their backs on commercial credit.

So, after more than one year of crisis, nothing that had been tried had worked. The U.S. Government was now in the position of choosing winners and losers among financial institutions. Systemic policy was called for to address impending systemic failure, and by the end of November 2008 the “policy” that the U.S. Government had stumbled into, most commentators seemed to agree, was to let the spending spigot gush, buy some kinds of financial assets and guarantee others. The scale would be mammoth; the budgetary and inflationary consequences could be worried about later.

On September 19, Treasury Secretary Paulson proposed a Troubled Asset Relief Plan (“TARP”) under which a $700 billion fund would be set up to buy illiquid mortgage securities from financial institutions.

However, the following month he announced that $250 billion of the TARP fund would be used to recapitalize nine banks and that the Federal Deposit Insurance Corporation (“FDIC”) would guarantee inter-bank debt. And on November 12, 2008, Treasury Secretary Paulson walked away from the plan to buy illiquid mortgage securities altogether. Instead, having now spent half of the $700 billion taking equity stakes in financial institutions, the rest would be used to ease pressures on consumer credit.

But this caused attention to be refocused on the holders of these illiquid mortgage securities. In particular, Citigroup lost two thirds of its already shrunken value in the next nine days. That weekend the government agreed to a $20 billion capital injection and to guarantee a large proportion of Citigroup’s vast portfolio of troubled assets.

Finally on November 25, 2008, the Federal Reserve Board (the “Fed”) announced two new steps to thaw credit for homebuyers and other consumers. It would buy $500 billion of agency mortgage-backed securities and $100 billion in agency debentures. In addition, a $200 billion program would support the prices of securities backed by consumer and small-business loans.

Only then did mortgage rates start to fall quickly.

2

MARKET PERSPECTIVE:   SIX MONTHS ENDED NOVEMBER 30, 2008

In US fixed income markets, the Barclays Capital Aggregate Bond Index(2) of investment grade bonds returned just 24 basis points (or 0.24%) for the six months ended November 30, 2008. But high yield bonds, represented by the Barclays Capital High Yield Bond — 2% Issuer Constrained Composite Index(3), acted more like equities, losing 31.70% for the six months ended November 30, 2008, while the Barclays Capital US Government Bond Index(4) returned 7.08% for the same period.

U.S. equities, represented by the Standard & Poor’s 500® Composite Stock Price (“S&P 500®”) Index(5) including dividends, returned (35.20)% for the six months ended November 30, 2008, closing on November 20, 2008 at the lowest level since April 1997. Profits for S&P 500 companies suffered their fifth straight quarter of decline, led down by the financials sector.

Internationally, the MSCI Japan® Index(6) dropped 41.70% in the six months ended November 30, 2008 and the MSCI Europe ex UK® Index(7) dropped 36.90% for the same period, as both regions officially entered recession. Japan’s export dependent economy suffered from slowing global demand and a rising yen. The European Central Bank (the “Bank”) actually raised interest rates by 25 basis points (or 0.25%) as late as July. But by November, with inflation plunging, the Bank had reduced them again by four times as much. In the UK, the MSCI UK® Index(8) fell 27.70% as a deepening housing slump and credit crisis seemed to presage the worst contraction in decades, prompting the Bank of England to slash interest rates by 150 basis points (or 1.50%) on November 6, 2008.

(1)  The MSCI World® Index is an unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.

(2)  The Barclays Capital Aggregate Bond Index is an unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.

(3)  The Barclays Capital High Yield Bond — 2% Issuer Constrained Composite Index is an unmanaged index that measures the performance of non-investment grade fixed-income securities.

(4)  The Barclays Capital US Government Bond Index is composed of all publicly issued, nonconvertible, domestic debt of the US government or any agency thereof, quasi-federal corporations, or corporate debt guaranteed by the US government.

(5)  The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 of the largest companies in the United States.

(6)  The MSCI Japan® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.

(7)  The MSCI Europe ex UK® Index is a free float adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.

(8)  The MSCI UK® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.

All indices are unmanaged and investors cannot invest directly in an index.

Past performance does not guarantee future results. The performance quoted represents past performance. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Funds’ performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.ingfunds.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of ING’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

3

ING INDEX PLUS LARGECAP FUND	PORTFOLIO MANAGERS’ REPORT

Industry Allocation

as of November 30, 2008

(as a percent of net assets)

Oil & Gas	12.2%
Computers	7.4%
Pharmaceuticals	7.4%
Banks	7.3%
Retail	6.2%
Telecommunications	5.6%
Miscellaneous Manufacturing	4.2%
Insurance	3.7%
Software	3.3%
Electric	3.1%
Media	3.0%
Cosmetics/Personal Care	2.6%
Industries less than 1.6%(2)	18.7%
Industries between 1.6% - 2.5%(1)	15.4%
Other Assets and Liabilities — Net*	(0.1)%
*	Includes short-term investments related to ING Institutional Prime Money Market Fund - Class I, repurchase agreement and securities lending collateral.
(1)	Includes eight industries, which each represents 1.6% - 2.5% of net assets.
(2)	Includes thirty industries, which each represents less than 1.6% of net assets.

Portfolio holdings are subject to change daily.

ING Index Plus LargeCap Fund (the “Fund”) seeks to outperform the total return performance of the Standard & Poor’s 500® Composite Stock Price Index(1) (“S&P 500® Index”), while maintaining a market level of risk. The Fund is managed by Omar Aguilar(2), Ph.D. and Vincent Costa, CFA, Portfolio Managers of ING Investment Management Co. — the Sub-Adviser.

Performance: For the six-month period ended November 30, 2008, the Fund’s Class A shares, excluding sales charges, provided a total return of (35.43)% compared to the S&P 500® Index, which returned (35.20)%, for the same period.

Portfolio Specifics: After a challenging first quarter, the Fund stabilized in the second quarter as the markets began to return to company fundamentals.

The views from our dynamic factor weighting model helped us tilt our factor weights towards growth and momentum factors and away from valuation and quality factors. This tilt benefited performance in June 2008 as growth and market recognition factors drove performance.

In July 2008, factor performance reversed sharply, hurting the portfolio with the sudden inversion. Market recognition factors like earnings trend and earnings momentum, which had been in favor most of the year, turned negative. Valuation factors like book to price and sales to price, which were struggling year-to-date, rebounded with the rally in the financial stocks, followed by the tighter regulations in the short selling rules. Quality factors, which were mostly flat for the year, also contributed in July 2008.

In August and September, the reversal of the trend for factor performance that started in July continued: valuation factors that were completely out of favor most of the year bounced back and quality factors continued to add return during the period. Market recognition factors that did well until June continued their reversal and underperformed for the two-month period, partially offsetting some of the performance from quality and valuation. This continued reversal benefited performance during the period as valuation and quality are the primary components of our model.

October was a challenging month for the strategy due to one more reversal in the trend for factor performance, with valuation underperforming significantly. Quality factors also reversed and underperformed in October, with signals like accruals and share buybacks hurting the most. Market recognition factors were positive for the month, but could not offset the underperformance of value and quality.

The Fund had a very strong November, which offset the losses from October. Market recognition and quality factors drove performance during the month, with factors like analyst estimate revision, earnings trend and S&P common stock ranking performing well. Valuation factors like book to price and cash to price detracted from results.

Underweight positions in the healthcare, consumer staples and utilities sectors detracted from performance during the period.

Security selection in the financials, energy and information technology sectors benefited performance, offsetting the losses from selection in the industrials and healthcare sectors.

Outlook and Current Strategy: Our research builds a structured fund of stock with fundamental characteristics that we believe will translate into performance advantage over the benchmark. We believe our analysis positions the Fund to capitalize on high quality companies with superior business momentum, strong earnings and attractive valuations.

We are currently overweight in the consumer discretionary sector and underweight in the consumer staples, and industrials sectors.

(1)	The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.
(2)	Effective January 13, 2009, Mr. Aguilar is no longer a portfolio manager of the Fund.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Top Ten Holdings

as of November 30, 2008

(as a percent of net assets)

ExxonMobil Corp.	6.5%
Procter & Gamble Co.	2.6%
Wal-Mart Stores, Inc.	2.5%
Hewlett-Packard Co.	2.3%
General Electric Co.	2.1%
International Business Machines Corp.	2.0%
AT&T, Inc.	1.9%
ConocoPhillips	1.8%
Chevron Corp.	1.7%
Pfizer, Inc.	1.7%

Portfolio holdings are subject to change daily.

4

ING INDEX PLUS MIDCAP FUND	PORTFOLIO MANAGERS’ REPORT

ING Index Plus MidCap Fund (the “Fund”) seeks to outperform the total return performance of the Standard & Poor’s MidCap 400 Index(1) (“S&P MidCap 400 Index”), while maintaining a market level of risk. The Fund is managed by Omar Aguilar(2), Ph.D. and Vincent Costa, CFA, Portfolio Managers of ING Investment Management Co. — the Sub-Adviser.

Performance: For the six-month period ended November 30, 2008, the Fund’s Class A shares, excluding sales charges, provided a total return of (41.28)% compared to the S&P MidCap 400 Index, which returned (41.16)% for the same period.

Portfolio Specifics: During the period market recognition factors like long term momentum drove performance helping security selection in the consumer discretionary and materials sectors.

The latter part of the period saw a reversal in the trend for factor performance. Market recognition factors, which were in favor most of the year, turned sharply negative and hurt performance. Valuation factors bounced back from their lows for the year and worked well during the period. Quality factors that were flat for the year began to perform during the reporting period. However, the severe underperformance of the market recognition factors could not be completely offset by the combined returns of the valuation and quality factors.

In October and November, the Fund bounced back, offsetting its earlier losses. Market recognition and quality factors like analyst earnings trend,

estimate revisions, share buybacks and capital expenditure to depreciation were the primary drivers of performance during the period.

An underweight position in the utilities sector detracted from performance. This loss was partially offset by an underweight position in the energy sector. Security selection in the healthcare, financials, energy, consumer staples and materials sectors benefited performance, offsetting the losses from selection in the utilities, industrials and information technology sectors.

Top contributors for the period included underweight positions in Covance, Inc., Exterran Holdings, Inc., and Charles River Laboratories International, Inc. Top detractors for the period included overweight positions in BorgWarner, Inc., Crane Co. and Helix Energy Solutions Group, Inc.

Current Strategy and Outlook: Our research builds a structured fund of stock with fundamental characteristics that we believe will translate into performance advantage over the benchmark. We believe our analysis positions the Fund to capitalize on high quality companies with superior business momentum, strong earnings and attractive valuations.

At the end of the reporting period, the Fund was overweight in the financials and industrials sectors and underweight in the energy and utilities sectors.

(1)	The S&P Midcap 400 Index is an unmanaged index that measures the performance of the mid-size company segment of the U.S. market.
(2)	Effective January 13, 2009, Mr. Aguilar is no longer a portfolio manager of the Fund.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Top Ten Holdings*

as of November 30, 2008

(as a percent of net assets)

Everest Re Group Ltd.	1.2%
SCANA Corp.	1.2%
Dollar Tree, Inc.	1.0%
Endo Pharmaceuticals Holdings, Inc.	0.9%
Dun & Bradstreet Corp.	0.9%
Hawaiian Electric Industries	0.9%
Cullen/Frost Bankers, Inc.	0.9%
Northeast Utilities	0.8%
HCC Insurance Holdings, Inc.	0.8%
Sonoco Products Co.	0.8%

*	Excludes short-term investments related to ING Institutional Prime Money Market Fund - Class I and securities lending collateral.

Portfolio holdings are subject to change daily.

5

ING INDEX PLUS SMALLCAP FUND	PORTFOLIO MANAGERS’ REPORT

ING Index Plus SmallCap Fund (the “Fund”) seeks to outperform the total return performance of the Standard & Poor’s SmallCap 600 Index(1) (“S&P SmallCap 600 Index”), while maintaining a market level of risk. The Fund is managed by Omar Aguilar(2), Ph.D. and Vincent Costa, CFA, Portfolio Managers of ING Investment Management Co. — the Sub-Adviser.

Performance: For the six-month period ended November 30, 2008, the Fund’s Class A shares, excluding sales charges, provided a total return of (36.60)% compared to the S&P SmallCap 600 Index, which returned (35.36)%, for the same period.

Portfolio Specifics: The reporting period was challenging for the Fund. Valuation factors did not work; factors like book to price and sales to price acted as a drag to performance. Market recognition and quality factors like long term momentum and accruals helped results but were unable to offset the underperformance from valuation factors.

At the start of the period, valuation factors underperformed, detracting from security selection in the financials, technology and consumer discretionary sectors. The latter part of the period saw a reversal in the trend for factor performance. Market recognition factors, which were in favor for most of the year, turned sharply negative and hurt performance during the period. Valuation factors bounced back from their lows for the year, working well during the period. Quality factors that had been flat began to perform. However, the severe underperformance of the market recognition factors could not be completely offset by the combined returns of the valuation and quality factors.

The Fund bounced back in October 2008, offsetting its earlier losses. Market recognition and quality factors like analyst earnings trend, estimate revisions, share buybacks and capital expenditure to depreciation were the primary drivers of performance. In November, valuation factors underperformed, again detracting from security selection in the financials and technology sectors.

Overall, factors did not perform well during the period. Valuation factors have underperformed since the start of 2007, showing some sign of recovery in the latter part of the reporting period. Quality factors have been flat for the year, but showed significant improvement during the period. Market recognition factors gave up all their gains from the last reporting period with the sharp reversal in this reporting period.

For the period, underweight positions in the utilities and consumer staples sectors detracted from results. These losses were partially offset by an overweight position in the financials sector. Security selection detracted from performance in the financials, industrials and energy sectors. These losses were partially offset by selection in the health care and consumer discretionary sectors.

The top detractors for the period included overweight positions in National Financial Partners Corp., Stone Energy Corp. and Browne & Co. Top contributors for the period included underweight positions in Tetra Tech, Inc., Sunrise Senior Living Inc., and Dril-Quip, Inc.

Current Strategy and Outlook: Our research builds a structured fund of stock with fundamental characteristics that we believe will translate into performance advantage over the benchmark. We believe our analysis positions the Fund to capitalize on high quality companies with superior business momentum, strong earnings and attractive valuations.

At the end of the reporting period the Fund was overweight in the consumer discretionary sector and underweight in the healthcare sector.

(1)	The S&P SmallCap 600 Index is an unmanaged index that measures the performance of the small-size company segment of the U.S. market.
(2)	Effective January 13, 2009, Mr. Aguilar is no longer a portfolio manager of the Fund.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Top Ten Holdings*

as of November 30, 2008

(as a percent of net assets)

Atmos Energy Corp.	1.0%
Owens & Minor, Inc.	0.9%
Watson Wyatt Worldwide, Inc.	0.8%
Panera Bread Co.	0.8%
Teledyne Technologies, Inc.	0.8%
Rock-Tenn Co.	0.8%
Southwest Gas Corp.	0.7%
Benchmark Electronics, Inc.	0.7%
Pediatrix Medical Group, Inc.	0.7%
Micros Systems, Inc.	0.7%

*	Excludes short-term investments related to repurchase agreement and securities lending collateral.

Portfolio holdings are subject to change daily.

6

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from June 1, 2008 to November 30, 2008. The Funds’ expenses are shown without the imposition of any sales charges or fees. Expenses would have been higher if such charges were included.

Actual Expenses

The first section of the table shown, “Actual Fund Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second section of the table shown, “Hypothetical (5% return before expenses),” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the hypothetical lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

ING Index Plus LargeCap Fund	Beginning Account Value June 1, 2008	Ending Account Value November 30, 2008	Annualized Expense Ratio	Expenses Paid During the Period Ended November 30, 2008
Actual Fund Return
Class A	$1,000.00	$645.70	0.95%	$3.92
Class B	1,000.00	643.90	1.70	7.01
Class C	1,000.00	644.60	1.45	5.98
Class I	1,000.00	646.40	0.70	2.89
Class O	1,000.00	646.20	0.95	3.92
Class R	1,000.00	645.10	1.20	4.95
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,020.31	0.95%	$4.81
Class B	1,000.00	1,016.55	1.70	8.59
Class C	1,000.00	1,017.80	1.45	7.33
Class I	1,000.00	1,021.56	0.70	3.55
Class O	1,000.00	1,020.31	0.95	4.81
Class R	1,000.00	1,019.05	1.20	6.07

*	Expenses are equal to each Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 183/365 to reflect the most recent fiscal half year.

7

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED) (CONTINUED)

ING Index Plus MidCap Fund	Beginning Account Value June 1, 2008	Ending Account Value November 30, 2008	Annualized Expense Ratio	Expenses Paid During the Period Ended November 30, 2008
Actual Fund Return
Class A	$1,000.00	$587.20	1.00%	$3.98
Class B	1,000.00	584.50	1.75	6.95
Class C	1,000.00	585.50	1.50	5.96
Class I	1,000.00	587.40	0.75	2.98
Class O	1,000.00	586.90	1.00	3.98
Class R	1,000.00	586.00	1.25	4.97
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,020.05	1.00%	$5.06
Class B	1,000.00	1,016.29	1.75	8.85
Class C	1,000.00	1,017.55	1.50	7.59
Class I	1,000.00	1,021.31	0.75	3.80
Class O	1,000.00	1,020.05	1.00	5.06
Class R	1,000.00	1,018.80	1.25	6.33
ING Index Plus SmallCap Fund
Actual Fund Return
Class A	$1,000.00	$634.00	1.00%	$4.10
Class B	1,000.00	631.50	1.75	7.16
Class C	1,000.00	632.40	1.50	6.14
Class I	1,000.00	633.70	0.75	3.07
Class O	1,000.00	633.80	1.00	4.10
Class R	1,000.00	633.20	1.25	5.12
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,020.05	1.00%	$5.06
Class B	1,000.00	1,016.29	1.75	8.85
Class C	1,000.00	1,017.55	1.50	7.59
Class I	1,000.00	1,021.31	0.75	3.80
Class O	1,000.00	1,020.05	1.00	5.06
Class R	1,000.00	1,018.80	1.25	6.33

*	Expenses are equal to each Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 183/365 to reflect the most recent fiscal half year.

8

STATEMENTS OF ASSETS AND LIABILITIES AS OF NOVEMBER 30, 2008 (UNAUDITED)

	ING Index Plus LargeCap Fund	ING Index Plus MidCap Fund	ING Index Plus SmallCap Fund
ASSETS:
Investments in securities at value+*	$390,921,261	$144,667,390	$67,538,558
Short-term investments**	2,429,870	5,613,713	4,717,506
Short-term investments in affiliates at amortized cost	61,000	1,528,000	—
Short-term investments at amortized cost	337,000	—	1,121,000
Cash	89,958	—	—
Cash collateral for futures	178,200	330,000	135,200
Receivables:
Investment securities sold	5,968,727	641,223	246,222
Fund shares sold	149,786	133,507	95,764
Dividends and interest	1,325,800	329,955	53,978
Variation margin	4,550	38,500	18,460
Prepaid expenses	41,781	33,579	29,210
Reimbursement due from manager	85,379	—	28,195

Total assets	401,593,312	153,315,867	73,984,093

LIABILITIES:
Payable for investment securities purchased	6,096,585	680,086	249,269
Payable for fund shares redeemed	1,091,436	158,920	107,076
Payable for futures variation margin	—	7,700	—
Payable upon receipt of securities loaned	2,488,697	5,763,847	4,784,391
Payable to affiliates	369,148	104,918	46,353
Payable to custodian due to bank overdraft	—	4,614	15,034
Payable for directors fees	32,637	18,905	10,392
Other accrued expenses and liabilities	911,080	222,439	133,082

Total liabilities	10,989,583	6,961,429	5,345,597

NET ASSETS	$390,603,729	$146,354,438	$68,638,496

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$514,903,751	$224,233,036	$103,048,120
Undistributed net investment income	660,436	1,100,712	468,995
Accumulated net realized loss on investments and futures	(53,322,137)	(28,403,870)	(10,391,852)
Net unrealized depreciation on investments and futures	(71,638,321)	(50,575,440)	(24,486,767)

NET ASSETS	$390,603,729	$146,354,438	$68,638,496

+ Including securities loaned at value	$2,404,884	$5,667,751	$4,683,311
* Cost of investments in securities	$462,533,645	$195,040,924	$92,062,791
** Cost of short-term investments	$2,488,697	$5,763,847	$4,784,391

See Accompanying Notes to Financial Statements

9

STATEMENTS OF ASSETS AND LIABILITIES AS OF NOVEMBER 30, 2008 (UNAUDITED) (CONTINUED)

	ING Index Plus LargeCap Fund	ING Index Plus MidCap Fund	ING Index Plus SmallCap Fund
Class A:
Net assets	$75,640,917	$57,115,354	$21,107,435
Shares authorized	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001
Shares outstanding	7,210,711	6,604,902	2,318,205
Net asset value and redemption price per share	$10.49	$8.65	$9.11
Maximum offering price per share (3.00%)(1)	$10.81	$8.92	$9.39
Class B:
Net assets	$188,472,538	$8,631,382	$3,554,745
Shares authorized	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001
Shares outstanding	17,885,796	1,067,004	427,884
Net asset value and redemption price per share(2)	$10.54	$8.09	$8.31
Maximum offering price per share	$10.54	$8.09	$8.31
Class C:
Net assets	$28,146,811	$7,140,053	$3,033,564
Shares authorized	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001
Shares outstanding	2,671,359	861,350	355,010
Net asset value and redemption price per share(2)	$10.54	$8.29	$8.55
Maximum offering price per share	$10.54	$8.29	$8.55
Class I:
Net assets	$39,412,470	$26,088,273	$14,472,073
Shares authorized	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001
Shares outstanding	3,739,731	2,964,427	1,537,551
Net asset value and redemption price per share	$10.54	$8.80	$9.41
Maximum offering price per share	$10.54	$8.80	$9.41
Class O:
Net assets	$49,838,732	$36,745,923	$21,976,157
Shares authorized	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001
Shares outstanding	4,744,164	4,232,995	2,392,596
Net asset value and redemption price per share	$10.51	$8.68	$9.19
Maximum offering price per share	$10.51	$8.68	$9.19
Class R:
Net assets	$9,092,261	$10,633,453	$4,494,522
Shares authorized	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001
Shares outstanding	870,945	1,243,342	499,114
Net asset value and redemption price per share	$10.44	$8.55	$9.01
Maximum offering price per share	$10.44	$8.55	$9.01

(1)	Maximum offering price computed at 100/97 of net asset value. On purchases of $50,000 or more, the offering price is reduced.
(2)	Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements

10

STATEMENTS OF OPERATIONS FOR THE SIX MONTHS ENDED NOVEMBER 30, 2008 (UNAUDITED)

	ING Index Plus LargeCap Fund	ING Index Plus MidCap Fund	ING Index Plus SmallCap Fund
INVESTMENT INCOME:
Dividends(1)	$3,253,096	$1,743,367	$696,373
Interest	7,568	6,927	5,972
Securities lending income	66,447	176,118	195,723

Total investment income	3,327,111	1,926,412	898,068

EXPENSES:
Investment management fees	601,638	498,754	233,472
Distribution and service fees:
Class A	114,483	108,933	42,789
Class B	160,753	71,367	28,827
Class C	43,335	43,245	17,079
Class O	75,278	66,975	38,458
Class R	31,238	46,974	18,614
Transfer agent fees	209,347	180,190	121,221
Administrative service fees	106,959	88,668	41,506
Shareholder reporting expense	56,384	72,261	33,079
Registration fees	36,127	36,906	36,452
Professional fees	47,726	34,333	19,525
Custody and accounting expense	26,535	25,620	18,132
Directors fees	10,328	15,828	10,065
Miscellaneous expense	31,210	17,943	10,818
Interest expense	394	928	333

Total expenses	1,551,735	1,308,925	670,370
Net waived and reimbursed fees	(183,342)	(137,676)	(136,273)

Net expenses	1,368,393	1,171,249	534,097

Net investment income	1,958,718	755,163	363,971

REALIZED AND UNREALIZED LOSS ON INVESTMENTS AND FUTURES
Net realized loss on:
Investments	(41,800,849)	(16,846,635)	(255,940)
Futures	(1,904,950)	(1,652,486)	(626,967)

Net realized loss on investments and futures	(43,705,799)	(18,499,121)	(882,907)

Net change in unrealized appreciation or depreciation on:
Investments	(67,186,963)	(91,844,282)	(42,161,843)
Futures	(60,058)	(395,810)	(27,180)

Net change in unrealized appreciation or depreciation on investments and futures	(67,247,021)	(92,240,092)	(42,189,023)

Net realized and unrealized loss on investments and futures	(110,952,820)	(110,739,213)	(43,071,930)

Decrease in net assets resulting from operations	$(108,994,102)	$(109,984,050)	$(42,707,959)

(1) Dividends from affiliates	$14,840	$22,371	$10,310

See Accompanying Notes to Financial Statements

11

STATEMENTS OF CHANGES IN NET ASSETS (UNAUDITED)

	ING Index Plus LargeCap Fund		ING Index Plus MidCap Fund
	Six Months Ended November 30, 2008	Year Ended May 31, 2008	Six Months Ended November 30, 2008	Year Ended May 31, 2008
FROM OPERATIONS:
Net investment income	$1,958,718	$3,780,884	$755,163	$1,000,878
Net realized gain (loss) on investments and futures	(43,705,799)	23,693,197	(18,499,121)	5,399,352
Net change in unrealized appreciation or depreciation on investments and futures	(67,247,021)	(65,758,473)	(92,240,092)	(34,496,080)

Decrease in net assets resulting from operations	(108,994,102)	(38,284,392)	(109,984,050)	(28,095,850)

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	(896,594)	(1,996,352)	—	(589,361)
Class B	(21,100)	(84,815)	—	—
Class C	(61,509)	(107,628)	—	—
Class I	(728,395)	(754,101)	—	(270,008)
Class O	(782,723)	(1,187,635)	—	(335,102)
Class R	(110,988)	(244,748)	—	(55,299)
Net realized gains:
Class A	—	(8,153,149)	—	(23,750,035)
Class B	—	(1,198,948)	—	(4,596,747)
Class C	—	(737,991)	—	(3,238,213)
Class I	—	(2,476,112)	—	(6,664,789)
Class O	—	(4,600,813)	—	(11,923,153)
Class R	—	(1,263,040)	—	(4,835,439)

Total distributions	(2,601,309)	(22,805,332)	—	(56,258,146)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	18,063,954	116,368,865	18,474,589	73,155,309
Proceeds from shares issued in merger (Note 11)	231,270,543	—	—	—
Reinvestment of distributions	2,073,326	22,216,679	—	53,557,781

	251,407,823	138,585,544	18,474,589	126,713,090
Cost of shares redeemed	(59,036,847)	(244,421,779)	(45,645,412)	(130,099,626)

Net increase (decrease) in net assets resulting from capital share transactions	192,370,976	(105,836,235)	(27,170,823)	(3,386,536)

Net increase (decrease) in net assets	80,775,565	(166,925,959)	(137,154,873)	(87,740,532)

NET ASSETS:
Beginning of period	309,828,164	476,754,123	283,509,311	371,249,843

End of period	$390,603,729	$309,828,164	$146,354,438	$283,509,311

Undistributed net investment income at end of period	$660,436	$1,303,027	$1,100,712	$345,549

See Accompanying Notes to Financial Statements

12

STATEMENTS OF CHANGES IN NET ASSETS (UNAUDITED)

	ING Index Plus SmallCap Fund
	Six Months Ended November 30, 2008	Year Ended May 31, 2008
FROM OPERATIONS:
Net investment income	$363,971	$141,771
Net realized loss on investments and futures	(882,907)	(8,194,700)
Net change in unrealized appreciation or depreciation on investments and futures	(42,189,023)	(17,848,171)

Decrease in net assets resulting from operations	(42,707,959)	(25,901,100)

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net realized gains:
Class A	—	(6,841,323)
Class B	—	(1,378,470)
Class C	—	(918,429)
Class I	—	(1,830,945)
Class O	—	(4,974,039)
Class R	—	(1,861,770)

Total distributions	—	(17,804,976)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	7,960,526	40,876,810
Reinvestment of distributions	—	17,167,928

	7,960,526	58,044,738
Cost of shares redeemed	(27,018,970)	(53,632,659)

Net increase (decrease) in net assets resulting from capital share transactions	(19,058,444)	4,412,079

Net decrease in net assets	(61,766,403)	(39,293,997)

NET ASSETS:
Beginning of period	130,404,899	169,698,896

End of period	$68,638,496	$130,404,899

Undistributed net investment income at end of period	$468,995	$105,024

See Accompanying Notes to Financial Statements

13

ING INDEX PLUS LARGECAP FUND (UNAUDITED)	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class A
	Six Months Ended November 30, 2008		Year Ended May 31,
			2008		2007		2006		2005	2004
Per Share Operating Performance:
Net asset value, beginning of period	$16.48		19.53		16.17		15.21		14.19	12.27
Income (loss) from investment operations:
Net investment income	$0.10	*	0.19	*	0.16	*	0.14	*	0.16	0.10
Net realized and unrealized gain (loss) on investments	$(5.93)		(2.01)		3.36		0.95		1.02	1.91
Total from investment operations	$(5.83)		(1.82)		3.52		1.09		1.18	2.01
Less distributions from:
Net investment income	$0.16		0.24		0.16		0.13		0.16	0.09
Net realized gains on investments	$—		0.99		—		—		—	—
Total distributions	$0.16		1.23		0.16		0.13		0.16	0.09
Net asset value, end of period	$10.49		16.48		19.53		16.17		15.21	14.19
Total Return(1)%	(35.43)		(9.63)		21.86		7.14		8.33	16.40
Ratios and Supplemental Data:
Net assets, end of period (000’s)	$75,641		116,049		207,710		217,766		259,323	265,436
Ratios to average net assets:
Gross expenses prior to expense waiver/recoupment(2)%	1.09		1.11		0.98		0.95		0.93	0.93
Net expenses after expense waiver/recoupment(2)(3)%	0.95	†	0.95	†	0.95	†	0.95		0.93	0.94
Net investment income after expense waiver/recoupment(2)(3)%	1.46	†	1.08	†	0.93	†	0.89		1.08	0.76
Portfolio turnover rate %	83		144		109		133		78	79

	Class B
	Six Months Ended November 30, 2008		Year Ended May 31,
			2008		2007		2006		2005	2004
Per Share Operating Performance:
Net asset value, beginning of period	$16.41		19.42		16.07		15.12		14.11	12.21
Income (loss) from investment operations:
Net investment income (loss)	$0.07	*	0.06	*	0.03	*	0.03		0.05	(0.01)
Net realized and unrealized gain (loss) on investments	$(5.91)		(2.01)		3.34		0.93		1.00	1.92
Total from investment operations	$(5.84)		(1.95)		3.37		0.96		1.05	1.91
Less distributions from:
Net investment income	$0.03		0.07		0.02		0.01		0.04	0.01
Net realized gains on investments	$—		0.99		—		—		—	—
Total distributions	$0.03		1.06		0.02		0.01		0.04	0.01
Net asset value, end of period	$10.54		16.41		19.42		16.07		15.12	14.11
Total Return(1)%	(35.61)		(10.34)		20.97		6.33		7.45	15.61
Ratios and Supplemental Data:
Net assets, end of period (000’s)	$188,473		16,512		30,137		33,911		37,706	37,382
Ratios to average net assets:
Gross expenses prior to expense waiver/recoupment(2)%	1.84		1.86		1.73		1.70		1.68	1.68
Net expenses after expense waiver/recoupment(2)(3)%	1.70	†	1.70	†	1.70	†	1.70		1.68	1.69
Net investment income (loss) after expense waiver/recoupment(2)(3)%	1.31	†	0.34	†	0.17	†	0.14		0.34	(0.01)
Portfolio turnover rate %	83		144		109		133		78	79
(1)

Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.

(2)	Annualized for periods less than one year.
(3)	The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage, extraordinary expenses, and acquired fund fees and expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.
†	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.005% impact on the expense ratio and net investment income ratio.
*	Calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

14

ING INDEX PLUS LARGECAP FUND (UNAUDITED) (CONTINUED)	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class C
	Six Months Ended November 30, 2008		Year Ended May 31,
			2008	2007		2006		2005	2004

Per Share Operating Performance:
Net asset value, beginning of period	$16.49		19.54	16.18		15.22		14.19	12.27
Income (loss) from investment operations:
Net investment income	$0.07	*	0.12	0.08		0.07		0.10	0.03
Net realized and unrealized gain (loss) on investments	$(5.93)		(2.04)	3.36		0.93		1.00	1.91
Total from investment operations	$(5.86)		(1.92)	3.44		1.00		1.10	1.94
Less distributions from:
Net investment income	$0.09		0.14	0.08		0.04		0.07	0.02
Net realized gains on investments	$—		0.99	—		—		—	—
Total distributions	$0.09		1.13	0.08		0.04		0.07	0.02
Net asset value, end of period	$10.54		16.49	19.54		16.18		15.22	14.19
Total Return(1)%	(35.54)		(10.12)	21.27		6.59		7.77	15.86
Ratios and Supplemental Data:
Net assets, end of period (000’s)	$28,147		11,494	16,607		15,113		17,146	18,846
Ratios to average net assets:
Gross expenses prior to expense waiver/recoupment(2)%	1.59		1.61	1.48		1.45		1.43	1.43
Net expenses after expense waiver/recoupment(2)(3)%	1.45	†	1.45 †	1.45	†	1.45		1.43	1.44
Net investment income after expense waiver/recoupment(2)(3)%	1.16	†	0.60 †	0.43	†	0.39		0.58	0.25
Portfolio turnover rate %	83		144	109		133		78	79

	Class I
	Six Months Ended November 30, 2008		Year Ended May 31,
			2008	2007		2006		2005	2004

Per Share Operating Performance:
Net asset value, beginning of period	$16.60		19.68	16.29		15.34		14.31	12.37
Income (loss) from investment operations:
Net investment income	$0.12	*	0.24 *	0.21	*	0.18	*	0.21	0.15
Net realized and unrealized gain (loss) on investments	$(5.98)		(2.03)	3.39		0.94		1.02	1.90
Total from investment operations	$(5.86)		(1.79)	3.60		1.12		1.23	2.05
Less distributions from:
Net investment income	$0.20		0.30	0.21		0.17		0.20	0.11
Net realized gains on investments	$—		0.99	—		—		—	—
Total distributions	$0.20		1.29	0.21		0.17		0.20	0.11
Net asset value, end of period	$10.54		16.60	19.68		16.29		15.34	14.31
Total Return(1)%	(35.36)		(9.42)	22.17		7.29		8.62	16.69
Ratios and Supplemental Data:
Net assets, end of period (000’s)	$39,412		67,691	100,710		91,633		120,969	129,534
Ratios to average net assets:
Gross expenses prior to expense waiver/recoupment(2)%	0.84		0.86	0.73		0.70		0.68	0.68
Net expenses after expense waiver/recoupment(2)(3)%	0.70	†	0.70 †	0.70	†	0.70		0.68	0.69
Net investment income after expense waiver/recoupment(2)(3)%	1.70	†	1.31 †	1.17	†	1.14		1.34	1.01
Portfolio turnover rate %	83		144	109		133		78	79

(1)

Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.

(2)	Annualized for periods less than one year.
(3)	The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage, extraordinary expenses, and acquired fund fees and expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.
†	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.005% impact on the expense ratio and net investment income ratio.
*	Calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

15

ING INDEX PLUS LARGECAP FUND (UNAUDITED) (CONTINUED)	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class O
	Six Months Ended November 30, 2008		Year Ended May 31,
			2008		2007		2006	2005	2004

Per Share Operating Performance:
Net asset value, beginning of period	$16.51		19.58		16.22		15.27	14.26	12.33
Income (loss) from investment operations:
Net investment income	$0.10	*	0.20	*	0.15		0.13	0.15	0.09
Net realized and unrealized gain (loss) on investments	$(5.93)		(2.03)		3.38		0.96	1.03	1.94
Total from investment operations	$(5.83)		(1.83)		3.53		1.09	1.18	2.03
Less distributions from:
Net investment income	$0.17		0.25		0.17		0.14	0.17	0.10
Net realized gains on investments	$—		0.99		—		—	—	—
Total distributions	$0.17		1.24		0.17		0.14	0.17	0.10
Net asset value, end of period	$10.51		16.51		19.58		16.22	15.27	14.26
Total Return(2)%	(35.38)		(9.65)		21.84		7.11	8.27	16.50
Ratios and Supplemental Data:
Net assets, end of period (000’s)	$49,839		81,797		90,279		59,536	37,242	20,068
Ratios to average net assets:
Gross expenses prior to expense waiver/recoupment(3)%	1.09		1.11		0.98		0.95	0.93	0.93
Net expenses after expense waiver/recoupment(3)(4)%	0.95	†	0.95	†	0.95	†	0.95	0.93	0.94
Net investment income after expense waiver/recoupment(3)(4)%	1.46	†	1.11	†	0.95	†	0.89	1.06	0.75
Portfolio turnover rate %	83		144		109		133	78	79

	Class R
	Six Months Ended November 30, 2008		Year Ended May 31,						December 8, 2003(1) to May 31, 2004
			2008		2007		2006	2005

Per Share Operating Performance:
Net asset value, beginning of period	$16.37		19.41		16.08		15.14	14.17	13.52
Income (loss) from investment operations:
Net investment income	$0.08	*	0.15	*	0.12		0.09	0.11	0.12
Net realized and unrealized gain (loss) on investments	$(5.88)		(2.01)		3.34		0.95	1.02	0.64
Total from investment operations	$(5.80)		(1.86)		3.46		1.04	1.13	0.76
Less distributions from:
Net investment income	$0.13		0.19		0.13		0.10	0.16	0.11
Net realized gains on investments	$—		0.99		—		—	—	—
Total distributions	$0.13		1.18		0.13		0.10	0.16	0.11
Net asset value, end of period	$10.44		16.37		19.41		16.08	15.14	14.17
Total Return(2)%	(35.49)		(9.90)		21.55		6.89	7.99	4.81
Ratios and Supplemental Data:
Net assets, end of period (000’s)	$9,092		16,284		31,311		24,484	16,463	3,244
Ratios to average net assets:
Gross expenses prior to expense waiver/recoupment(3)%	1.34		1.36		1.23		1.20	1.18	1.19
Net expenses after expense waiver/recoupment(3)(4)%	1.20	†	1.20	†	1.20	†	1.20	1.18	1.19
Net investment income after expense waiver/recoupment(3)(4)%	1.21	†	0.86	†	0.69	†	0.64	0.79	0.46
Portfolio turnover rate %	83		144		109		133	78	79

(1)	Commencement of operations.
(2)

Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.

(3)	Annualized for periods less than one year.
(4)	The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage, extraordinary expenses, and acquired fund fees and expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.
†	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.005% impact on the expense ratio and net investment income ratio.
*	Calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

16

ING INDEX PLUS MIDCAP FUND (UNAUDITED)	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class A
	Six Months Ended November 30, 2008	Year Ended May 31,
		2008	2007		2006	2005	2004

Per Share Operating Performance:
Net asset value, beginning of period	$14.73	19.48	17.68		16.25	14.45	11.64
Income (loss) from investment operations:
Net investment income	$0.05	0.08	0.11		0.05	0.04	0.03
Net realized and unrealized gain (loss) on investments	$(6.13)	(1.56)	3.15		2.17	1.84	2.79
Total from investment operations	$(6.08)	(1.48)	3.26		2.22	1.88	2.82
Less distributions from:
Net investment income	$—	0.08	0.05		0.04	0.02	0.01
Net realized gains on investments	$—	3.19	1.41		0.75	0.06	—
Total distributions	$—	3.27	1.46		0.79	0.08	0.01
Net asset value, end of period	$8.65	14.73	19.48		17.68	16.25	14.45
Total Return(1)%	(41.28)	(7.28)	19.43		13.82	13.01	24.27
Ratios and Supplemental Data:
Net assets, end of period (000’s)	$57,115	111,795	175,465		187,657	155,222	120,295
Ratios to average net assets:
Gross expenses prior to expense waiver/recoupment and brokerage commission recapture(2)%	1.13	1.14	1.02		0.98	0.99	1.11
Net expenses after expense waiver/recoupment prior to brokerage commission recapture(2)(3)%	1.00 †	1.00 †	1.00	†	1.00	1.00	1.00
Net expense after expense waiver/recoupment and brokerage commission recapture(2)(3)%	1.00 †	1.00 †	1.00	†	1.00	1.00	1.00
Net investment income after expense waiver/recoupment and brokerage commission recapture(2)(3)%	0.74	0.40 †	0.59	†	0.29	0.28	0.30
Portfolio turnover rate %	49	129	92		111	93	112

	Class B
	Six Months Ended November 30, 2008	Year Ended May 31,
		2008	2007		2006	2005	2004

Per Share Operating Performance:
Net asset value, beginning of period	$13.84	18.55	16.98		15.71	14.07	11.40
Income (loss) from investment operations:
Net investment loss	$(0.00)*	(0.05)	(0.03)		(0.08)	(0.07)	(0.05)
Net realized and unrealized gain (loss) on investments	$(5.75)	(1.47)	3.01		2.10	1.77	2.72
Total from investment operations	$(5.75)	(1.52)	2.98		2.02	1.70	2.67
Less distributions from:
Net realized gains on investments	$—	3.19	1.41		0.75	0.06	—
Total distributions	$—	3.19	1.41		0.75	0.06	—
Net asset value, end of period	$8.09	13.84	18.55		16.98	15.71	14.07
Total Return(1)%	(41.55)	(7.91)	18.52		13.01	12.08	23.42
Ratios and Supplemental Data:
Net assets, end of period (000’s)	$8,631	19,275	31,260		33,369	27,500	20,839
Ratios to average net assets:
Gross expenses prior to expense waiver/recoupment and brokerage commission recapture(2)%	1.88	1.89	1.77		1.73	1.74	1.86
Net expenses after expense waiver/recoupment prior to brokerage commission recapture(2)(3)%	1.75 †	1.75 †	1.75	†	1.75	1.75	1.75
Net expense after expense waiver/recoupment and brokerage commission recapture(2)(3)%	1.75 †	1.75 †	1.75	†	1.75	1.75	1.75
Net investment loss after expense waiver/recoupment and brokerage commission recapture(2)(3)%	(0.03)	(0.35)†	(0.16	)†	(0.46)	(0.47)	(0.44)
Portfolio turnover rate %	49	129	92		111	93	112
(1)

Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.

(2)	Annualized for periods less than one year.
(3)	The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage, extraordinary expenses, and acquired fund fees and expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.
†	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.005% impact on the expense ratio and net investment income or loss ratio.
*	Amount is more than $(0.005).

See Accompanying Notes to Financial Statements

17

ING INDEX PLUS MIDCAP FUND (UNAUDITED) (CONTINUED)	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class C
	Six Months Ended November 30, 2008		Year Ended May 31,
			2008		2007		2006	2005	2004

Per Share Operating Performance:
Net asset value, beginning of period	$14.16		18.87		17.20		15.86	14.17	11.45
Income (loss) from investment operations:
Net investment income (loss)	$0.02		(0.01)		0.02		(0.04)	(0.03)	(0.03)
Net realized and unrealized gain (loss) on investments	$(5.89)		(1.51)		3.06		2.13	1.78	2.75
Total from investment operations	$(5.87)		(1.52)		3.08		2.09	1.75	2.72
Less distributions from:
Net realized gains on investments	$—		3.19		1.41		0.75	0.06	—
Total distributions	$—		3.19		1.41		0.75	0.06	—
Net asset value, end of period	$8.29		14.16		18.87		17.20	15.86	14.17
Total Return(1)%	(41.45)		(7.77)		18.88		13.33	12.35	23.76
Ratios and Supplemental Data:
Net assets, end of period (000’s)	$7,140		15,040		21,205		20,575	15,613	11,885
Ratios to average net assets:
Gross expenses prior to expense waiver/recoupment and brokerage commission recapture(2)%	1.63		1.64		1.52		1.48	1.49	1.61
Net expenses after expense waiver/recoupment prior to brokerage commission recapture(2)(3)%	1.50	†	1.50	†	1.50	†	1.50	1.50	1.50
Net expense after expense waiver/recoupment and brokerage commission recapture(2)(3)%	1.50	†	1.50	†	1.50	†	1.50	1.50	1.50
Net investment income (loss) after expense waiver/recoupment and brokerage commission recapture(2)(3)%	0.23	†	(0.09	)†	0.09	†	(0.21)	(0.22)	(0.20)
Portfolio turnover rate %	49		129		92		111	93	112

	Class I
	Six Months Ended November 30, 2008		Year Ended May 31,
			2008		2007		2006	2005	2004

Per Share Operating Performance:
Net asset value, beginning of period	$14.98		19.75		17.90		16.43	14.60	11.74
Income (loss) from investment operations:
Net investment income	$0.06		0.11	*	0.15	*	0.10 *	0.06	0.06
Net realized and unrealized gain (loss) on investments	$(6.24)		(1.56)		3.20		2.19	1.87	2.83
Total from investment operations	$(6.18)		(1.45)		3.35		2.29	1.93	2.89
Less distributions from:
Net investment income	$—		0.13		0.09		0.07	0.04	0.03
Net realized gains on investments	$—		3.19		1.41		0.75	0.06	—
Total distributions	$—		3.32		1.50		0.82	0.10	0.03
Net asset value, end of period	$8.80		14.98		19.75		17.90	16.43	14.60
Total Return(1)%	(41.26)		(6.99)		19.72		14.13	13.23	24.61
Ratios and Supplemental Data:
Net assets, end of period (000’s)	$26,088		46,123		42,061		29,278	45,120	21,187
Ratios to average net assets:
Gross expenses prior to expense waiver/recoupment and brokerage commission recapture(2)%	0.88		0.89		0.77		0.73	0.74	0.86
Net expenses after expense waiver/recoupment prior to brokerage commission recapture(2)(3)%	0.75	†	0.75	†	0.75	†	0.75	0.75	0.75
Net expense after expense waiver/recoupment and brokerage commission recapture(2)(3)%	0.75	†	0.75	†	0.75	†	0.75	0.75	0.75
Net investment income after expense waiver/recoupment and brokerage commission recapture(2)(3)%	0.99	†	0.66	†	0.85	†	0.54	0.56	0.54
Portfolio turnover rate %	49		129		92		111	93	112

(1)

Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for periods less than one year are not annualized.

(2)	Annualized for periods less than one year.
(3)	The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage, extraordinary expenses, and acquired fund fees and expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.
†	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.005% impact on the expense ratio and net investment income or loss ratio.
*	Calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

18

ING INDEX PLUS MIDCAP FUND (UNAUDITED) (CONTINUED)	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class O
	Six Months Ended November 30, 2008		Year Ended May 31,
			2008		2007		2006	2005	2004

Per Share Operating Performance:
Net asset value, beginning of period	$14.79		19.55		17.75		16.31	14.52	11.69
Income (loss) from investment operations:
Net investment income	$0.05		0.07		0.10		0.04	0.04	0.02
Net realized and unrealized gain (loss) on investments	$(6.16)		(1.55)		3.16		2.19	1.83	2.83
Total from investment operations	$(6.11)		(1.48)		3.26		2.23	1.87	2.85
Less distributions from:
Net investment income	$—		0.09		0.05		0.04	0.02	0.02
Net realized gains on investments	$—		3.19		1.41		0.75	0.06	—
Total distributions	$—		3.28		1.46		0.79	0.08	0.02
Net asset value, end of period	$8.68		14.79		19.55		17.75	16.31	14.52
Total Return(2)%	(41.31)		(7.25)		19.37		13.85	12.91	24.38
Ratios and Supplemental Data:
Net assets, end of period (000’s)	$36,746		66,663		67,607		51,251	32,350	20,705
Ratios to average net assets:
Gross expenses prior to expense waiver/recoupment and brokerage commission recapture(3)%	1.13		1.14		1.02		0.99	0.99	1.11
Net expenses after expense waiver/recoupment prior to brokerage commission recapture(3)(4)%	1.00	†	1.00	†	1.00	†	1.00	1.00	1.00
Net expense after expense waiver/recoupment and brokerage commission recapture(3)(4)%	1.00	†	1.00	†	1.00	†	1.00	1.00	1.00
Net investment income after expense waiver/recoupment and brokerage commission recapture(3)(4)%	0.75	†	0.41	†	0.59	†	0.29	0.29	0.33
Portfolio turnover rate %	49		129		92		111	93	112

	Class R
	Six Months Ended November 30, 2008		Year Ended May 31,							October 24, 2003(1) to May 31, 2004
			2008		2007		2006		2005

Per Share Operating Performance:
Net asset value, beginning of period	$14.59		19.32		17.56		16.16		14.43	12.91
Income (loss) from investment operations:
Net investment income	$0.04		0.03		0.06		0.00	*	0.01	0.03
Net realized and unrealized gain (loss) on investments	$(6.08)		(1.53)		3.12		2.17		1.81	1.52
Total from investment operations	$(6.04)		(1.50)		3.18		2.17		1.82	1.55
Less distributions from:
Net investment income	$—		0.04		0.01		0.02		0.03	0.03
Net realized gains on investments	$—		3.19		1.41		0.75		0.06	—
Total distributions	$—		3.23		1.42		0.77		0.09	0.03
Net asset value, end of period	$8.55		14.59		19.32		17.56		16.16	14.43
Total Return(2)%	(41.40)		(7.48)		19.09		13.60		12.64	12.00
Ratios and Supplemental Data:
Net assets, end of period (000’s)	$10,633		24,614		33,651		29,639		14,785	5,489
Ratios to average net assets:
Gross expenses prior to expense waiver/recoupment and brokerage commission recapture(3)%	1.38		1.39		1.27		1.24		1.24	1.36
Net expenses after expense waiver/recoupment prior to brokerage commission recapture(3)(4)%	1.25	†	1.25	†	1.25	†	1.25		1.25	1.25
Net expense after expense waiver/recoupment and brokerage commission recapture(3)(4)%	1.25	†	1.25	†	1.25	†	1.25		1.25	1.25
Net investment income after expense waiver/recoupment and brokerage commission recapture(3)(4)%	0.46	†	0.15	†	0.34	†	0.04		0.08	0.16
Portfolio turnover rate %	49		129		92		111		93	112
(1)	Commencement of operations.
(2)

Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.

(3)	Annualized for periods less than one year.
(4)	The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage, extraordinary expenses, and acquired fund fees and expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.
†	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.005% impact on the expense ratio and net investment income ratio.
*	Amount is less than $0.005.

See Accompanying Notes to Financial Statements

19

ING INDEX PLUS SMALLCAP FUND (UNAUDITED)	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class A
	Six Months Ended November 30, 2008		Year Ended May 31,
			2008	2007		2006	2005	2004

Per Share Operating Performance:
Net asset value, beginning of period	$14.37		19.74	18.78		16.46	14.72	11.41
Income (loss) from investment operations:
Net investment income (loss)	$0.05	*	0.03	0.02		0.02	0.02	(0.01)
Net realized and unrealized gain (loss) on investments	$(5.31)		(3.13)	2.61		2.67	2.25	3.32
Total from investment operations	$(5.26)		(3.10)	2.63		2.69	2.27	3.31
Less distributions from:
Net realized gains on investments	$—		2.27	1.67		0.37	0.53	—
Total distributions	$—		2.27	1.67		0.37	0.53	—
Net asset value, end of period	$9.11		14.37	19.74		18.78	16.46	14.72
Total Return(1)%	(36.60)		(15.73)	14.70		16.45	15.49	29.01
Ratios and Supplemental Data:
Net assets, end of period (000’s)	$21,107		43,900	67,193		71,251	53,323	39,803
Ratios to average net assets:
Gross expenses prior to expense waiver and brokerage commission recapture(2)%	1.26		1.21	1.08		1.07	1.12	1.39
Net expenses after expense waiver prior to brokerage commission recapture(2)(3)%	1.00	†	1.00 †	1.00	†	1.00	1.00	0.99
Net expense after expense waiver and brokerage commission recapture(2)(3)%	1.00	†	1.00 †	1.00	†	1.00	1.00	0.99
Net investment income (loss) after expense waiver and brokerage commission recapture(2)(3)%	0.72	†	0.18 †	0.08	†	0.10	0.14	(0.10)
Portfolio turnover rate %	30		139	93		109	83	126

	Class B
	Six Months Ended November 30, 2008		Year Ended May 31,
			2008	2007		2006	2005	2004

Per Share Operating Performance:
Net asset value, beginning of period	$13.16		18.43	17.76		15.71	14.17	11.06
Income (loss) from investment operations:
Net investment loss	$(0.00	)*,**	(0.10)	(0.13)		(0.11)	(0.08)	(0.08)
Net realized and unrealized gain (loss) on investments	$(4.85)		(2.90)	2.47		2.53	2.15	3.19
Total from investment operations	$(4.85)		(3.00)	2.34		2.42	2.07	3.11
Less distributions from:
Net realized gains on investments	$—		2.27	1.67		0.37	0.53	—
Total distributions	$—		2.27	1.67		0.37	0.53	—
Net asset value, end of period	$8.31		13.16	18.43		17.76	15.71	14.17
Total Return(1)%	(36.85)		(16.35)	13.88		15.51	14.67	28.12
Ratios and Supplemental Data:
Net assets, end of period (000’s)	$3,555		7,373	14,402		16,598	13,653	9,431
Ratios to average net assets:
Gross expenses prior to expense waiver and brokerage commission recapture(2)%	2.01		1.96	1.83		1.82	1.87	2.14
Net expenses after expense waiver prior to brokerage commission recapture(2)(3)%	1.75	†	1.75 †	1.75	†	1.75	1.75	1.74
Net expense after expense waiver and brokerage commission recapture(2)(3)%	1.75	†	1.75 †	1.75	†	1.75	1.75	1.74
Net investment loss after expense waiver and brokerage commission recapture(2)(3)%	(0.03	)†	(0.58)†	(0.68	)†	(0.64)	(0.62)	(0.83)
Portfolio turnover rate %	30		139	93		109	83	126

(1)

Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.

(2)	Annualized for periods less than one year.
(3)	The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage, extraordinary expenses, and acquired fund fees and expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.
†	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.005% impact on the expense ratio and net investment income or loss ratio.
*	Calculated using average number of shares outstanding throughout the period.
**	Amount is more than $(0.005).

See Accompanying Notes to Financial Statements

20

ING INDEX PLUS SMALLCAP FUND (UNAUDITED) (CONTINUED)	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class C
	Six Months Ended November 30, 2008		Year Ended May 31,
			2008		2007		2006	2005	2004

Per Share Operating Performance:
Net asset value, beginning of period	$13.52		18.81		18.06		15.91	14.31	11.15
Income (loss) from investment operations:
Net investment income (loss)	$0.01	*	(0.05)		(0.07)		(0.06)	(0.05)	(0.07)
Net realized and unrealized gain (loss) on investments	$(4.98)		(2.97)		2.49		2.58	2.18	3.23
Total from investment operations	$(4.97)		(3.02)		2.42		2.52	2.13	3.16
Less distributions from:
Net realized gains on investments	$—		2.27		1.67		0.37	0.53	—
Total distributions	$—		2.27		1.67		0.37	0.53	—
Net asset value, end of period	$8.55		13.52		18.81		18.06	15.91	14.31
Total Return(1)%	(36.76)		(16.10)		14.10		15.95	14.95	28.34
Ratios and Supplemental Data:
Net assets, end of period (000’s)	$3,034		5,615		8,621		7,965	6,050	4,970
Ratios to average net assets:
Gross expenses prior to expense waiver/recoupment and brokerage commission recapture(2)%	1.76		1.71		1.58		1.57	1.62	1.89
Net expenses after expense waiver/recoupment prior to brokerage commission recapture(2)(3)%	1.50	†	1.50	†	1.50	†	1.50	1.50	1.49
Net expense after expense waiver/recoupment and brokerage commission recapture(2)(3)%	1.50	†	1.50	†	1.50	†	1.50	1.50	1.49
Net investment income (loss) after expense waiver and brokerage commission recapture(2)(3)%	0.23	†	(0.32	)†	(0.42	)†	(0.40)	(0.36)	(0.59)
Portfolio turnover rate %	30		139		93		109	83	126

	Class I
	Six Months Ended November 30, 2008		Year Ended May 31,
			2008		2007		2006	2005	2004

Per Share Operating Performance:
Net asset value, beginning of period	$14.85		20.25		19.17		16.75	14.94	11.55
Income (loss) from investment operations:
Net investment income	$0.06	*	0.07	*	0.06		0.04 *	0.04	0.02
Net realized and unrealized gain (loss) on investments	$(5.50)		(3.20)		2.69		2.75	2.30	3.37
Total from investment operations	$(5.44)		(3.13)		2.75		2.79	2.34	3.39
Less distributions from:
Net realized gains on investments	$—		2.27		1.67		0.37	0.53	—
Total distributions	$—		2.27		1.67		0.37	0.53	—
Net asset value, end of period	$9.41		14.85		20.25		19.17	16.75	14.94
Total Return(1)%	(36.63)		(15.46)		15.04		16.77	15.74	29.35
Ratios and Supplemental Data:
Net assets, end of period (000’s)	$14,472		25,170		17,542		13,787	7,414	1,705
Ratios to average net assets:
Gross expenses prior to expense waiver/recoupment and brokerage commission recapture(2)%	1.01		0.96		0.83		0.82	0.87	1.14
Net expenses after expense waiver/recoupment prior to brokerage commission recapture(2)(3)%	0.75	†	0.75	†	0.75	†	0.75	0.75	0.74
Net expense after expense waiver/recoupment and brokerage commission recapture(2)(3)%	0.75	†	0.75	†	0.75	†	0.75	0.75	0.74
Net investment income after expense waiver and brokerage commission recapture(2)(3)%	0.99	†	0.42	†	0.34	†	0.23	0.38	0.14
Portfolio turnover rate %	30		139		93		109	83	126
(1)

Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.

(2)	Annualized for periods less than one year.
(3)	The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage, extraordinary expenses, and acquired fund fees and expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.
†	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.005% impact on the expense ratio and net investment income or loss ratio.
*	Calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

21

ING INDEX PLUS SMALLCAP FUND (UNAUDITED) (CONTINUED)	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class O
	Six Months Ended November 30, 2008		Year Ended May 31,
			2008		2007		2006	2005	2004

Per Share Operating Performance:
Net asset value, beginning of period	$14.50		19.89		18.91		16.58	14.82	11.47
Income (loss) from investment operations:
Net investment income	$0.05		0.03		0.02		0.02	0.02	0.00	**
Net realized and unrealized gain (loss) on investments	$(5.36)		(3.15)		2.63		2.68	2.27	3.35
Total from investment operations	$(5.31)		(3.12)		2.65		2.70	2.29	3.35
Less distributions from:
Net realized gains on investments	$—		2.27		1.67		0.37	0.53	—
Total distributions	$—		2.27		1.67		0.37	0.53	—
Net asset value, end of period	$9.19		14.50		19.89		18.91	16.58	14.82
Total Return(2)%	(36.62)		(15.71)		14.71		16.39	15.52	29.21
Ratios and Supplemental Data:
Net assets, end of period (000’s)	$21,976		35,728		45,242		40,479	28,992	17,369
Ratios to average net assets:
Gross expenses prior to expense waiver and brokerage commission recapture(3)%	1.26		1.21		1.08		1.07	1.12	1.39
Net expenses after expense waiver prior to brokerage commission recapture(3)(4)%	1.00	†	1.00	†	1.00	†	1.00	1.00	0.99
Net expense after expense waiver and brokerage commission recapture(3)(4)%	1.00	†	1.00	†	1.00	†	1.00	1.00	0.99
Net investment income (loss) after expense waiver and brokerage commission recapture(3)(4)%	0.74	†	0.18	†	0.09	†	0.10	0.13	(0.04)
Portfolio turnover rate %	30		139		93		109	83	126

	Class R
	Six Months Ended November 30, 2008		Year Ended May 31,						December 8, 2003(1) to May 31, 2004
			2008	2007		2006		2005

Per Share Operating Performance:
Net asset value, beginning of period	$14.23		19.62	18.71		16.45		14.75	13.97
Income (loss) from investment operations:
Net investment income (loss)	$0.03	*	(0.01)	(0.03)		(0.03	)*	(0.02)	0.00	**
Net realized and unrealized gain (loss) on investments	$(5.25)		(3.11)	2.61		2.66		2.25	0.78
Total from investment operations	$(5.22)		(3.12)	2.58		2.63		2.23	0.78
Less distributions from:
Net realized gains on investments	$—		2.27	1.67		0.37		0.53	—
Total distributions	$—		2.27	1.67		0.37		0.53	—
Net asset value, end of period	$9.01		14.23	19.62		18.71		16.45	14.75
Total Return(2)%	(36.68)		(15.94)	14.48		16.09		15.19	5.58
Ratios and Supplemental Data:
Net assets, end of period (000’s)	$4,495		12,619	16,698		12,321		3,742	1,256
Ratios to average net assets:
Gross expenses prior to expense waiver and brokerage commission recapture(3)%	1.51		1.46	1.33		1.32		1.37	1.60
Net Expenses after expense waiver prior to brokerage commission recapture(3)(4)%	1.25	†	1.25 †	1.25	†	1.25		1.25	0.99
Net expense after expense waiver and brokerage commission recapture(3)(4)%	1.25	†	1.25 †	1.25	†	1.25		1.25	0.99
Net investment income (loss) after expense waiver and brokerage commission recapture(3)(4)%	0.50	†	(0.07)†	(0.16	)†	(0.17)		(0.14)	0.02
Portfolio turnover rate %	30		139	93		109		83	126

(1)	Commencement of operations.
(2)

Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.

(3)	Annualized for periods less than one year.
(4)	The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage, extraordinary expenses, and acquired fund fees and expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.
†	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.005% impact on the expense ratio and net investment income or loss ratio.
*	Calculated using average number of shares outstanding throughout the period.
**	Amount is less than $0.005.

See Accompanying Notes to Financial Statements

22

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2008 (UNAUDITED)

NOTE 1 — ORGANIZATION

Organization. ING Series Fund, Inc. (the “Company”) was incorporated under the laws of Maryland on June 17, 1991 and is registered under the Investment Company Act of 1940 as amended (“1940 Act”) as an open-end management investment company. There are sixteen active separate investment series which comprise the Company. The three series (each, a “Fund” and collectively, the “Funds”) that are in this report are: ING Index Plus LargeCap Fund (“Index Plus LargeCap”), ING Index Plus MidCap Fund (“Index Plus MidCap”) and ING Index Plus SmallCap Fund (“Index Plus SmallCap”) (each a “Fund” and collectively, the “Funds”).

Each Fund offers the following classes of shares: Class A, Class B, Class C, Class I, Class O and Class R shares. The separate classes of shares differ principally in the applicable sales charges (if any), distribution fees and shareholder servicing fees. Shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Funds and earn income and realized gains/losses from each Fund pro rata based on the average daily net assets of each class, without distinction between share classes. Common expenses of the Funds (including custodial asset-based fees, legal and audit fees, printing and mailing expenses, transfer agency out-of-pocket expenses, and fees and expenses of the independent trustees) are allocated to each Fund in proportion to its relative daily net assets. Expenses directly attributable to a particular fund (including advisory, administration, custodial transaction-based, registration, other professional, distribution and/or service fees, certain taxes, and offering costs) are charged directly to that Fund. Differences in per share dividend rates generally result from differences in separate class expenses, including distribution, and shareholder servicing fees. Class B shares, along with their pro rata reinvested dividend shares, automatically convert to Class A shares eight years after purchase.

Class B shares of the Index Plus Funds are closed to new investments, provided that (1) Class B shares of the Index Plus Funds may be purchased through the reinvestment of dividends issued by each Fund; and (2) subject to the terms and conditions of relevant exchange privileges and if permitted under their respective prospectuses, Class B shares of Index Plus Funds may be acquired through exchange of Class B shares of other funds in the ING mutual funds complex.

ING Investments, LLC (“ING Investments” or “Investment Adviser”), an Arizona limited liability company, serves as the Investment Adviser to the Funds. ING Investments has engaged ING Investment Management Co. (“ING IM” or “Sub-Adviser”), a Connecticut corporation, to serve as the Sub-Adviser to the Funds. ING Funds Distributor, LLC (“IFD” or the “Distributor”) is the principal underwriter of the Funds. ING Investments, ING IM and the Distributor are indirect, wholly-owned subsidiaries of ING Groep N.V. (“ING Groep”). ING Groep is a global financial institution of Dutch origin offering banking, investments, life insurance and retirement services to over 75 million private, corporate and institutional clients in more than 50 countries. With a diverse workforce of about 125,000 people, ING Groep comprises a broad spectrum of prominent companies that increasingly serve their clients under the ING brand.

On October 19, 2008, ING Groep announced that it reached an agreement with the Dutch government to strengthen its capital position, creating a strong buffer to navigate the current market and economic environment. ING Groep will issue non-voting core Tier-1 securities for a total consideration of EUR 10 billion to the Dutch State. The transaction boosts ING Bank’s core Tier-1 ratio, strengthens the insurance balance sheet and reduces ING Groep’s Debt/Equity ratio.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements. Such policies are in conformity with U.S. generally accepted accounting principles for investment companies.

A.

Security Valuation. Investments in equity securities traded on a national securities exchange are valued at the last reported sale price. Securities reported by NASDAQ will be valued at the NASDAQ official closing prices. Securities traded on an exchange or NASDAQ for which there has been no sale and securities traded in the over-the-counter-market are valued at the mean between the last reported bid and ask prices. All investments quoted in foreign currencies will be valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at that time. Debt securities are valued at prices obtained from independent services or from one or more dealers making markets in the securities and may be adjusted based on the Funds’ valuation procedures. U.S. government obligations are valued by using market quotations or independent pricing services that use prices provided by market-makers or estimates of market values obtained

23

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2008 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

from yield data relating to instruments or securities with similar characteristics.

Securities and assets for which market quotations are not readily available (which may include certain restricted securities which are subject to limitations as to their sale) are valued at their fair values as defined by the 1940 Act, and as determined in good faith by or under the supervision of the Funds’ Board of Directors (”Board”), in accordance with methods that are specifically authorized by the Board. Securities traded on exchanges, including foreign exchanges, which close earlier than the time that a Fund calculates its net asset value (“NAV”) may also be valued at their fair values as determined in good faith by or under the supervision of the Board, in accordance with methods that are specifically authorized by the Board. The valuation techniques applied in any specific instance are likely to vary from case to case. With respect to a restricted security, for example, consideration is generally given to the cost of the investment, the market value of any unrestricted securities of the same class at the time of valuation, the potential expiration of restrictions on the security, the existence of any registration rights, the costs to the Funds related to registration of the security, as well as factors relevant to the issuer itself. Consideration may also be given to the price and extent of any public trading in similar securities of the issuer or comparable companies’ securities.

The value of a foreign security traded on an exchange outside the United States is generally based on the price of a foreign security on the principal foreign exchange where it trades as of the time a Fund determines its NAV or if the foreign exchange closes prior to the time a Fund determines its NAV, the most recent closing price of the foreign security on its principal exchange. Trading in certain non-U.S. securities may not take place on all days on which the New York Stock Exchange (“NYSE”) is open. Further, trading takes place in various foreign markets on days on which the NYSE is not open. Consequently, the calculation of a Fund’s NAV may not take place contemporaneously with the determination of the prices of securities held by a Fund in foreign securities markets. Further, the value of a Fund’s assets may be significantly affected by foreign trading on days when a shareholder cannot purchase or redeem shares of a Fund. In calculating a Fund’s NAV, foreign securities denominated in foreign currency are converted to U.S. dollar equivalents.

If an event occurs after the time at which the market for foreign securities held by a Fund closes but before the time that a Fund’s NAV is calculated, such event may cause the closing price on the foreign exchange to not represent a readily available reliable market value quotation for such securities at the time a Fund determines its NAV. In such a case, a Fund will use the fair value of such securities as determined under a Fund’s valuation procedures. Events after the close of trading on a foreign market that could require a Fund to fair value some or all of its foreign securities include, among others, securities trading in the U.S. and other markets, corporate announcements, natural and other disasters, and political and other events. Among other elements of analysis in the determination of a security’s fair value, the Board has authorized the use of one or more independent research services to assist with such determinations. An independent research service may use statistical analyses and quantitative models to help determine fair value as of the time a Fund calculates its NAV. There can be no assurance that such models accurately reflect the behavior of the applicable markets or the effect of the behavior of such markets on the fair value of securities, or that such markets will continue to behave in a fashion that is consistent with such models. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment. Consequently, the fair value assigned to a security may not represent the actual value that a Fund could obtain if it were to sell the security at the time of the close of the NYSE. Pursuant to procedures adopted by the Board, a Fund is not obligated to use the fair valuations suggested by any research service, and valuation recommendations provided by such research services may be overridden if other events have occurred or if other fair valuations are determined in good faith to be more accurate. Unless an event is such that it causes a Fund to determine that the closing prices for one or more securities do not represent readily available reliable market value quotations at the time a Fund determines its NAV, events that occur between the time of the close of the foreign market on which they are traded and

24

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2008 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

the close of regular trading on the NYSE will not be reflected in a Fund’s NAV. Investments in securities maturing in 60 days or less from the date of acquisition are valued at amortized cost which approximates market value.

Effective for fiscal years beginning after November 15, 2007, Financial Accounting Standards Board (“FASB”) Statement of Financial Accounting Standards No. 157, “Fair Value Measurements”, establishes a hierarchy for measuring fair value of assets and liabilities. As required by the standard, each investment asset or liability of the Funds is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1”, inputs other than quoted prices for an asset that are observable are classified as “Level 2” and unobservable inputs, including the sub-adviser’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3”. The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. A table summarizing the Funds’ investments under these levels of classification is included following the Portfolios of Investments.

Effective for fiscal years and interim periods ending after November 15, 2008, the FASB issued FASB Staff Position (“FSP”) No. 133-1 and FASB Interpretation Number (“FIN”) 45-4, “Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45; and Clarification of the Effective Date of FASB Statement No. 161.” The amendments to FSP 133 require enhanced disclosure regarding credit derivatives sold by an entity, including (1) the nature and terms of the credit derivative, reasons for entering into the credit derivative, the events or circumstances that would require the seller to perform under the credit derivative, and the current status of the payment/performance risk of the credit derivative, (2) the maximum potential amount of future payments (undiscounted) the seller could be required to make under the credit derivative, (3) the fair value of the credit derivative, and (4) the nature of any recourse provisions and assets held either as collateral or by third parties. The amendments to FIN 45 require additional disclosures about the current status of the payment/performance risk of a guarantee. All changes to accounting policies have been made in accordance with the FSP and incorporated for the current period as part of the Notes to Financial Statements and Portfolio of Investments.

B.	Security Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Funds. Premium amortization and discount accretion are determined by the effective yield method.

C.	Foreign Currency Translation. The books and records of the Funds are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1)	Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at the end of the day.

(2)	Purchases and sales of investment securities, income and expenses — at the exchange rates prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at the end of the day, the Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities which are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statements of Assets and Liabilities for the estimated tax withholding based on the securities’ current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends,

25

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2008 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

interest, and foreign withholding tax reclaims recorded on the Funds’ books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. Government securities. These risks include but are not limited to revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. Government securities.

D.	Foreign Currency Transactions and Futures Contracts. For the purpose of hedging only, each Fund may enter into foreign currency exchange transactions to convert to and from different foreign currencies and to and from the U.S. dollar in connection with the planned purchases or sales of securities. The Funds either enter into these transactions on a spot basis at the spot rate prevailing in the foreign currency exchange market or use forward foreign currency contracts to purchase or sell foreign currencies. When the contract is fulfilled or closed, gains or losses are realized. Until then, the gain or loss is included in unrealized appreciation or depreciation. Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their forward contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

For the purposes of hedging only, each Fund may enter into futures contracts involving foreign currency, interest rates, securities and security indices. A futures contract obligates the seller of the contract to deliver and the purchaser of the contract to take delivery of the type of foreign currency, financial instrument or security called for in the contract at a specified future time for a specified price. Upon entering into such a contract, a Fund is required to deposit and maintain as collateral such initial margin as required by the exchange on which the contract is traded. Pursuant to the contract, a Fund agrees to receive from or pay to the broker an amount equal to the daily fluctuations in the value of the contract. Such receipts or payments are known as variation margins and are recorded as unrealized gains or losses by a Fund. When the contract is closed, a Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

E.	Distributions to Shareholders. The Funds record distributions to their shareholders on the ex-dividend date. Each Fund pays dividends at least annually to comply with the distribution requirements of the Internal Revenue Code and may make distributions on a more frequent basis. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies. For federal income tax purposes, a Fund may designate as capital gains dividends the earnings and profits distributed to shareholders on the redemption of fund shares during the year.

F.	Federal Income Taxes. It is the policy of the Funds to comply with the requirements of subchapter M of the Internal Revenue Code and related excise tax provisions applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized capital gains to their shareholders. Therefore, no federal income tax provision is required. Management has considered the sustainability of the funds tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions will be made until any capital loss carryforwards have been fully utilized or expired.

G.	Use of Estimates. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

H.	Repurchase Agreements. For temporary and defensive or cash management purposes, each

26

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2008 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Fund may invest in repurchase agreements with government securities dealers recognized by the Board of Governors of the Federal Reserve System. Under such agreements, the seller of the security agrees to repurchase it at a mutually agreed upon time and price. The resale price is in excess of the purchase price and reflects an agreed upon interest rate for the period of time the agreement is outstanding. The period of the repurchase agreements is usually short, from overnight to one week, while the underlying securities generally have longer maturities. Each Fund will receive as collateral securities acceptable to it whose market value is equal to at least 100% of the carrying amount of the repurchase agreements, plus accrued interest, being invested by a Fund. The underlying collateral is valued daily on a mark to market basis to assure that the value, including accrued interest is at least equal to the repurchase price. There would be potential loss to a Fund in the event a Fund is delayed or prevented from exercising its right to dispose of the collateral, and it might incur disposition costs in liquidating the collateral.

I.	Securities Lending. Each Fund has the option to temporarily loan up to 30% of its total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender’s fee. The borrower is required to fully collateralize the loans with cash or U.S. Government securities. Generally, in the event of counterparty default, a Fund has the right to use collateral to offset losses incurred. There would be potential loss to a Fund in the event a Fund is delayed or prevented from exercising its right to dispose of the collateral. A Fund bears the risk of loss with respect to the investment of collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Fund.

J.	Swap Agreements. Certain funds may enter into swap agreements. A swap is an agreement between two parties pursuant to which each party agrees to make one or more payments to the other at specified future intervals based on the return of an asset (such as a stock, bond or currency) or non-asset reference (such as an interest rate or index). The swap agreement will specify the “notional” amount of the asset or non-asset reference to which the contract relates. Subsequent changes in market value, if any, are calculated based upon changes in the performance of the asset or non-asset reference multiplied by the notional value of the contract. A Fund may enter into credit default, interest rate, total return and currency swaps to manage its exposure to credit, currency and interest rate risk. All outstanding swap agreements are reported following each Fund’s Portfolio of Investments.

Swaps are marked to market daily using quotations primarily from third party pricing services, counterparties or brokers. The value of the swap contract is recorded on the Statements of Assets or Liabilities. During the term of the swap, changes in the value of the swap, if any, is recorded as unrealized gains or losses on the Statements of Operations. Upfront payments made and/or received by a Fund when entering into the agreements are recorded as the cost of the swap and are reported on the Statements of Assets and Liabilities and as a component of the unrealized gain or loss on the Statements of Operations until termination. These upfront payments represent the amounts made or received when initially entering into the contract to offset the differences between the swap agreements and the prevailing market conditions at time of the contract. Upon termination, these upfront payments are recorded as a realized gain or loss on the Statements of Operations. A Fund also records periodic payments made and/or received on the swap contract as a realized gain or loss on the Statements of Operations.

Entering into swap agreements involves the risk that the maximum potential loss of an investment exceeds the current value of the investment as reported on the Statements of Assets and Liabilities. Other risks involve the possibility that the counterparty to the agreements may default on its obligation to perform, that there will be no liquid market for these investments and that unfavorable changes in the market will have a negative impact on the value of the index or securities underlying the respective swap agreement.

Credit Default Swap Contracts. A credit default swap is a bilateral agreement between counterparties in which the buyer of the protection agrees to make a stream of periodic payments to the seller of protection in exchange

27

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2008 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

for the right to receive a specified return in the event of a default or other credit event for a referenced entity, obligation or index. As a seller of protection on credit default swaps, a Fund will generally receive from the buyer a fixed payment stream based on the notional amount of the swap contract. This fixed payment stream will continue until the swap contract expires or a defined credit event occurs.

A Fund is subject to credit risk in the normal course of pursuing its investment objectives. As a seller of protection in a credit default swap, the Fund may execute these contracts to manage its exposure to the market or certain sectors of the market. The Fund may also enter into credit default swaps to speculate on changes in an issuer’s credit quality, to take advantage of perceived spread advantages, or to offset an existing short equivalent (i.e. buying protection on an equivalent reference entity).

The Fund may sell credit default swaps which expose it to the risk of loss from credit risk- related events specified in the contract. Although contract-specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default or repudiation/moratorium. If a Fund is a seller of protection, and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will generally either (i) pay to the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations, or underlying securities comprising a referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising a referenced index. If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

In assessing the status of payment or performance risk for a seller of protection, unrealized losses imply widening credit spreads when selling protection. A decrease in market value and a resulting unrealized loss position suggests a deterioration of the referenced entity’s credit soundness. As the notional amount represents the total obligation that would be due upon a credit event, market values that approach this loss, offset by any upfront payments received, serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. Unrealized losses, market values, and upfront payments for all credit default swap agreements in which a Fund is a seller of protection have been disclosed in the Portfolio of Investments.

The maximum amount of future payments (undiscounted) that a Fund as seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of November 30, 2008 for which a Fund is seller of protection are disclosed in the Portfolio of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreements, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Fund for the same referenced entity or entities

Interest Rate Swap Contracts. An interest rate swap involves the agreement between counterparties to exchange periodic payments based on interest rates. One payment will be based on a floating rate of a specified interest rate while the other will be a fixed rate. Risks involve the future fluctuations of interest rates in which the fund may make payments that are greater than what the fund received from the counterparty. Other risks include credit, liquidity and market risk.

28

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2008 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Total Return Swap Contracts. A total return swap involves the agreement between counterparties to exchange periodic payments based on an asset (such as a basket of securities) or non-asset (such as an index) reference. The periodic payments or cash flows, are usually based on the non-asset reference versus the total return or the asset-based reference. The asset-based reference generally includes unrealized appreciation or depreciation and to the extent that the total return falls short of or exceeds the non-asset reference, a Fund will make or receive a payment to the counterparty. Risks of total return swaps include credit, liquidity and market risks.

Currency Swaps. A currency swap involves the agreement between counterparties to exchange two difference currencies at contract inception at the prevailing spot rate, and to reverse the exchange at a later agreed upon termination date. The currency exchange at termination may take place at the original exchange rate, an agreed upon exchange rate or the prevailing spot rate on the date of termination. The contract may also include periodic interest payments based on a specified interest rate. Risks of currency swaps include, but are not limited to, credit, liquidity, market, and exchange rate fluctuations which may involve a Fund paying an amount greater than originally received at the time of entering into the contract.

Structured Products. Certain Funds invest in structured products which are specially-designed derivative investments whose principal payments or interest payments are linked to the performance of underlying foreign currencies, interest rate spreads, stock market indices, prices of individual securities, commodities or other financial instruments or the occurrence of other specific events. The terms and conditions of these products may be ‘structured’ by the purchaser and the borrower issuing the note. The market value of these products will increase or decrease based on the performance of the underlying asset or reference. A Fund records the changes in the market value of these structured products as an unrealized gain or loss in the accompanying Statements of Operations. The Fund records a realized gain or loss when a structured product is sold or matures.

Risks associated with structured products include credit risk (if the counterparty fails to meet its obligation) and interest rate risk. Since the Fund enters into the transaction with the borrower at par value, the Fund could receive more or less than it originally invested when a note matures. The prices of the notes may also be very volatile and may have limited liquidity in the market which can make it difficult for the Fund to value or sell at an advantageous price.

K.	Illiquid and Restricted Securities. The Index Plus Funds may not invest more than 10% of their net assets in illiquid securities. Illiquid securities are not readily marketable. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the Funds to sell them promptly at an acceptable price. Each Fund may also invest in restricted securities, which include those sold under Rule 144A of the Securities Act of 1933 (“1933 Act”) or securities offered pursuant to Section 4(2) of the 1933 Act, and/or are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Certain restricted securities may be considered liquid pursuant to procedures adopted by the Board or may be deemed to be illiquid because they may not be readily marketable. Illiquid and restricted securities are valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value determined under procedures approved by the Board.

L.	When-Issued and Delayed-Delivery Transactions. Each Fund may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The market value of such is identified in each Fund’s Portfolio of Investments. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Funds are required to segregate liquid assets sufficient to cover the purchase price.

M.

Mortgage Dollar Roll Transactions. In a dollar roll transaction, a Fund sells a mortgage-backed security to a financial institution, such as a bank or broker/ dealer, and simultaneously agrees to repurchase a substantially similar (i.e., same type,

29

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2008 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING

POLICIES (continued)

coupon, and maturity) security from the institution on a delayed delivery basis at an agreed upon price. The mortgage-backed securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. The Funds account for dollar roll transactions as purchases and sales.

N.	Indemnifications. In the normal course of business, the Company may enter into contracts that provide certain indemnifications. The Company’s maximum exposure under these arrangements is dependent on future claims that may be made against the funds and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

NOTE 3 — INVESTMENT TRANSACTIONS

For the six months ended November 30, 2008, the cost of purchases and proceeds from the sales of securities, excluding short-term securities, were as follows:

	Purchases	Sales
Index Plus LargeCap	$227,125,074	$258,162,184
Index Plus MidCap	108,031,358	135,132,314
Index Plus SmallCap	31,123,153	49,399,022

NOTE 4 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES

The Funds entered into an investment management agreement (“Management Agreement”) with ING Investments. The Management Agreement compensates the Investment Adviser with a fee, computed daily and payable monthly, based on the average daily net assets of each Fund, at the following annual rates:

For each of the Index Plus Funds — 0.450% on the first $500 million, 0.425% on the next $250 million, 0.400% on the next $1.25 billion and 0.375% in excess of $2 billion.

The Investment Adviser has entered into a sub-advisory agreement with ING IM. Subject to such policies as the Board or the Investment Adviser may determine, ING IM manages the Funds’ assets in accordance with the Funds’ investment objectives, policies, and limitations.

ING Funds Services, LLC (“IFS”), an indirect, wholly-owned subsidiary of ING Groep, acts as administrator and provides certain administrative and shareholder services necessary for Fund operations and is responsible for the supervision of other service providers. For its services, IFS is entitled to receive from each Fund a fee at an annual rate of 0.08% of its average daily net assets.

ING Investments has entered into a Service Agreement with ING Life Insurance and Annuity Company (“ILIAC”), an indirect, wholly-owned subsidiary of ING Groep, under which ILIAC provides various administrative and shareholder services to certain Class A and Class I shareholders of the Funds that purchased their shares through ILIAC. In exchange for these services, ING Investments pays ILIAC a fee of up to 0.225% of the average daily net assets associated with respect to Class A and Class I shares of the Index Plus Funds. For the six months ended November 30, 2008, ILIAC received:

	Class A	Class I
Index Plus LargeCap	$53,490	$60,504
Index Plus MidCap	36,038	41,130
Index Plus SmallCap	10,036	23,744

ING Funds are permitted to invest end-of-day cash balances into ING Institutional Prime Money Market Fund. Investment management fees paid by the Funds will be reduced by an amount equal to the management fees paid indirectly to ING Institutional Prime Money Market Fund with respect to assets invested by the Funds. For the six months ended November 30, 2008, Index Plus LargeCap, Index Plus MidCap and Index Plus SmallCap waived $561, $754, and $346 of such management fees, respectively. These fees are not subject to recoupment.

NOTE 5 — DISTRIBUTION AND SERVICE FEES

Each share class of the Funds (except as noted below) has adopted a Plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plans”), whereby the Distributor is compensated by the Funds for expenses incurred in the distribution of each Fund’s shares (“Distribution Fees”). Pursuant to the 12b-1 Plans, the Distributor is entitled to a payment each month to compensate for expenses incurred in the distribution and promotion of each Fund’s shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or shareholder servicing fees (“Service Fees”) paid to securities dealers who have executed a distribution agreement with the Distributor. Under the 12b-1 Plans, each class of shares of each Fund, except Class I, pays the Distributor a Distribution and/or Service Fee based on average daily net assets at the following rates:

30

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2008 (UNAUDITED) (CONTINUED)

NOTE 5 — DISTRIBUTION AND SERVICE FEES (continued)

	Class A	Class B	Class C	Class O	Class R
Index Plus LargeCap	0.25%	1.00%	0.75%	0.25%	0.50%
Index Plus MidCap	0.25%	1.00%	0.75%	0.25%	0.50%
Index Plus SmallCap	0.25%	1.00%	0.75%	0.25%	0.50%

Presently, the Funds’ class specific expenses include a Distribution Fee or Service Fees incurred in connection with Class A and a combined Distribution and Service Fees in connection with Class B and Class C shares. For the six months ended November 30, 2008, the Distributor retained the following amounts in sales charges:

	Class A Shares	Class B Shares	Class C Shares
Initial Sales Charges:
Index Plus LargeCap	$1,732	N/A	N/A
Index Plus MidCap	1,075	N/A	N/A
Index Plus SmallCap	1,144	N/A	N/A
Contingent Deferred Sales Charges:
Index Plus LargeCap	28	N/A	—
Index Plus MidCap	19	N/A	280
Index Plus SmallCap	19	N/A	124

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATED AND RELATED PARTIES

At November 30, 2008, the Funds had the following amounts recorded in payable to affiliates on the accompanying Statements of Assets and Liabilities (see Notes 4 and 5):

Fund	Accrued Investment Management Fees	Accrued Administrative Fees	Accrued Shareholder Service and Distribution Fees	Accrued Recoupment	Total
Index Plus LargeCap	$144,462	$26,880	$196,270	$1,536	$369,148
Index Plus MidCap	53,691	9,569	35,331	6,327	104,918
Index Plus SmallCap	25,854	4,603	15,896	—	46,353

The Company has adopted a Deferred Compensation Plan (the “Plan”), which allows eligible non-affiliated directors as described in the Plan to defer the receipt of all or a portion of the directors’ fees payable. Deferred fees are invested in various funds advised by ING Investments until distribution in accordance with the Plan.

At November 30, 2008, the following indirect, wholly-owned subsidiaries of ING Groep owned more than 5% of the following Funds:

ILIAC — Index Plus MidCap (8.28%); Index Plus SmallCap (6.31%).

ING National Trust — Index Plus LargeCap (8.88%); Index Plus MidCap (19.80%); Index Plus SmallCap (11.36%).

Reliance Trust Company — Index Plus MidCap (5.30%); Index Plus SmallCap (8.28%).

Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a company. The 1940 Act defines affiliates as companies that are under common control. Investment activities of these shareholders could have a material impact on the Funds.

NOTE 7 — EXPENSE LIMITATIONS

ING Investments entered into a written expense limitation agreement (“Expense Limitation Agreement”) with each of the Funds whereby the Investment Adviser has agreed to limit expenses, excluding interest expenses, taxes, brokerage commissions and extraordinary (and acquired fund fees and expenses) expenses to the levels listed below:

	Class A	Class B	Class C	Class I	Class O	Class R
Index Plus LargeCap	0.95%	1.70%	1.45%	0.70%	0.95%	1.20%
Index Plus MidCap	1.00%	1.75%	1.50%	0.75%	1.00%	1.25%
Index Plus SmallCap	1.00%	1.75%	1.50%	0.75%	1.00%	1.25%

The Investment Adviser may at a later date recoup from a Fund for management fees waived and other expenses assumed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, the Fund’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statement of Operations for each Fund. Amounts payable by the Investment Adviser are reflected on the accompanying Statements of Assets and Liabilities for each Fund.

As of November 30, 2008, the cumulative amount of waived or reimbursed fees that are subject to possible recoupment by the Investment Adviser, and the related expiration dates are as follows:

	November 30,
	2009	2010	2011	Total
Index Plus LargeCap	$41,191	$307,361	$540,394	$888,946
Index Plus MidCap	14,991	118,652	464,317	597,960
Index Plus SmallCap	111,021	166,342	334,877	612,240

The Expense Limitation Agreement is contractual and shall renew automatically for one-year terms unless ING Investments provides written notice of the termination of the Expense Limitation Agreement within 90 days of the end of the then current term.

31

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2008 (UNAUDITED) (CONTINUED)

NOTE 8 — LINE OF CREDIT

All of the Funds included in this report, in addition to certain other funds managed by the Investment Adviser, have entered into an unsecured committed revolving line of credit agreement (the “Credit Agreement”) with Citibank, N.A. for an aggregate amount of $100,000,000. The proceeds may be used to: (1) temporarily finance the purchase and sale of securities; (2) finance the redemption of shares of an investor in the Funds; and (3) enable the Funds to meet other emergency expenses as defined in the Credit Agreement. The Funds to which the line of credit is available pay a commitment fee equal to 0.08% per annum on the daily unused portion of the committed line amount.

On November 11, 2008, the Board approved an extension of the unsecured committed revolving line of credit agreement (the “Credit Agreement”) with Citibank, N.A. for an aggregate amount of $100,000,000. The Credit Agreement was extended for an additional thirty-day period, terminating on December 18, 2008. The funds to which the line of credit is available pay a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount. Each of the Funds will pay its pro rata share of the commitment fee.

On December 11, 2008, the Board approved an unsecured committed revolving line of credit agreement (the “Credit Agreement”) with The Bank of New York Mellon for an aggregate amount of $100,000,000, effective December 18, 2008 for a 364-day period, terminating on December 16, 2009. The proceeds may be used to: (1) temporarily finance the purchase and sale of securities; (2) finance the redemption of shares of an investor in the Funds; and (3) enable the Funds to meet other emergency expenses as defined in the Credit Agreement. The Funds to which the line of credit is available pay a commitment fee equal to 0.125% per annum on the daily unused portion of the committed line amount.

Generally, borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance. The following Funds in this report utilized the line of credit during the six months ended November 30, 2008:

Fund	Days Utilized	Approximate Average Daily Balance For Days Utilized	Approximate Weighted Average Interest Rate for Days Utilized
Index Plus LargeCap	10	$1,142,143	1.26%
Index Plus MidCap	8	2,076,250	2.04
Index Plus SmallCap	9	690,000	1.96

32

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2008 (UNAUDITED) (CONTINUED)

NOTE 9 — CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

	Class A		Class B		Class C
	Six Months Ended November 30, 2008	Year Ended May 31, 2008	Six Months Ended November 30, 2008	Year Ended May 31, 2008	Six Months Ended November 30, 2008	Year Ended May 31, 2008
Index Plus LargeCap (Number of Shares)
Shares sold	357,225	948,896	1,952	—	26,154	49,876
Proceeds from shares issued in merger	1,618,739	—	17,619,703	—	2,086,906	—
Reinvestment of distributions	79,126	576,852	1,706	65,620	4,892	41,854
Shares redeemed	(1,887,101)	(5,119,067)	(743,528)	(611,574)	(143,497)	(244,708)

Net increase (decrease) in shares outstanding	167,989	(3,593,319)	16,879,833	(545,954)	1,974,455	(152,978)

Index Plus LargeCap ($)
Shares sold	$4,760,455	$16,402,172	$24,404	$—	$318,615	$883,884
Proceeds from shares issued in merger	17,474,412	—	191,160,768	—	22,635,363	—
Reinvestment of distributions	873,583	9,991,569	18,925	1,135,879	54,253	727,424
Shares redeemed	(25,086,799)	(90,889,263)	(8,410,640)	(10,797,050)	(1,716,376)	(4,304,344)

Net increase (decrease)	$(1,978,349)	$(64,495,522)	$182,793,457	$(9,661,171)	$21,291,855	$(2,693,036)

	Class I		Class O		Class R
	Six Months Ended November 30, 2008	Year Ended May 31, 2008	Six Months Ended November 30, 2008	Year Ended May 31, 2008	Six Months Ended November 30, 2008	Year Ended May 31, 2008
Index Plus LargeCap (Number of Shares)
Shares sold	428,010	4,099,483	494,303	1,386,301	53,845	189,053
Reinvestment of distributions	65,553	184,722	26,184	324,558	10,108	87,509
Shares redeemed	(830,812)	(5,324,789)	(729,536)	(1,367,758)	(187,713)	(895,268)

Net increase (decrease) in shares outstanding	(337,249)	(1,040,584)	(209,049)	343,101	(123,760)	(618,706)

Index Plus LargeCap ($)
Shares sold	$5,891,477	$71,125,833	$6,398,708	$24,564,326	$670,295	$3,392,650
Reinvestment of distributions	726,328	3,219,704	289,249	5,634,315	110,988	1,507,788
Shares redeemed	(11,581,399)	(98,333,437)	(9,685,310)	(24,119,076)	(2,556,323)	(15,978,609)

Net increase (decrease)	$(4,963,594)	$(23,987,900)	$(2,997,353)	$6,079,565	$(1,775,040)	$(11,078,171)

	Class A		Class B		Class C
	Six Months Ended November 30, 2008	Year Ended May 31, 2008	Six Months Ended November 30, 2008	Year Ended May 31, 2008	Six Months Ended November 30, 2008	Year Ended May 31, 2008
Index Plus MidCap (Number of Shares)
Shares sold	547,093	998,975	6,569	—	21,953	97,147
Reinvestment of distributions	—	1,613,564	—	285,481	46	185,327
Shares redeemed	(1,529,591)	(4,032,077)	(332,688)	(577,574)	(222,655)	(344,511)

Net decrease in shares outstanding	(982,498)	(1,419,538)	(326,119)	(292,093)	(200,656)	(62,037)

Index Plus MidCap ($)
Shares sold	$6,617,775	$16,444,771	$66,578	$—	$249,237	$1,508,607
Reinvestment of distributions	—	23,329,337	—	3,888,255	—	2,581,611
Shares redeemed	(18,019,582)	(65,793,371)	(3,709,513)	(8,581,061)	(2,411,322)	(5,237,796)

Net decrease	$(11,401,807)	$(26,019,263)	$(3,642,935)	$(4,692,806)	$(2,162,085)	$(1,147,578)

33

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2008 (UNAUDITED) (CONTINUED)

NOTE 9 — CAPITAL SHARES (continued)

	Class I		Class O		Class R
	Six Months Ended November 30, 2008	Year Ended May 31, 2008	Six Months Ended November 30, 2008	Year Ended May 31, 2008	Six Months Ended November 30, 2008	Year Ended May 31, 2008
Index Plus MidCap (Number of Shares)
Shares sold	398,122	1,592,266	413,280	1,516,681	165,708	395,066
Reinvestment of distributions	—	472,157	—	822,019	—	341,043
Shares redeemed	(511,952)	(1,115,505)	(686,794)	(1,289,586)	(609,137)	(790,731)

Net increase (decrease) in shares outstanding	(113,830)	948,918	(273,514)	1,049,114	(443,429)	(54,622)

Index Plus MidCap ($)
Shares sold	$4,470,265	$23,356,186	$4,949,620	$25,370,495	$2,121,114	$6,475,250
Reinvestment of distributions	—	6,931,270	—	11,936,745	—	4,890,563
Shares redeemed	(6,319,377)	(16,802,702)	(7,959,678)	(20,702,219)	(7,225,940)	(12,982,477)

Net increase (decrease)	$(1,849,112)	$13,484,754	$(3,010,058)	$16,605,021	$(5,104,826)	$(1,616,664)

	Class A		Class B		Class C
	Six Months Ended November 30, 2008	Year Ended May 31, 2008	Six Months Ended November 30, 2008	Year Ended May 31, 2008	Six Months Ended November 30, 2008	Year Ended May 31, 2008
Index Plus SmallCap (Number of Shares)
Shares sold	156,969	659,337	2,895	—	9,573	44,498
Reinvestment of distributions	—	459,594	—	91,858	—	57,848
Shares redeemed	(893,345)	(1,468,574)	(135,113)	(313,308)	(69,850)	(145,277)

Net decrease in shares outstanding	(736,376)	(349,643)	(132,218)	(221,450)	(60,277)	(42,931)

Index Plus SmallCap ($)
Shares sold	$1,983,699	$10,865,482	$32,143	$—	$116,163	$711,218
Reinvestment of distributions	—	6,622,692	—	1,216,195	—	785,582
Shares redeemed	(11,253,287)	(23,353,881)	(1,501,281)	(4,692,224)	(818,006)	(2,238,510)

Net decrease	$(9,269,588)	$(5,865,707)	$(1,469,138)	$(3,476,029)	$(701,843)	$(741,710)

	Class I		Class O		Class R
	Six Months Ended November 30, 2008	Year Ended May 31, 2008	Six Months Ended November 30, 2008	Year Ended May 31, 2008	Six Months Ended November 30, 2008	Year Ended May 31, 2008
Index Plus SmallCap (Number of Shares)
Shares sold	158,324	1,133,456	255,540	637,354	49,677	157,969
Reinvestment of distributions	—	123,213	—	333,564	—	130,376
Shares redeemed	(315,827)	(428,084)	(327,194)	(781,275)	(437,306)	(252,835)

Net increase (decrease) in shares outstanding	(157,503)	828,585	(71,654)	189,643	(387,629)	35,510

Index Plus SmallCap ($)
Shares sold	$2,035,004	$16,353,747	$3,170,193	$10,423,832	$623,324	$2,522,531
Reinvestment of distributions	—	1,830,940	—	4,850,752	—	1,861,767
Shares redeemed	(3,908,336)	(6,660,518)	(3,954,007)	(12,739,150)	(5,584,053)	(3,948,376)

Net increase (decrease)	$(1,873,332)	$11,524,169	$(783,814)	$2,535,434	$(4,960,729)	$435,922

34

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2008 (UNAUDITED) (CONTINUED)

NOTE 10 — SECURITIES LENDING

Under an agreement with The Bank of New York Mellon (“BNY”), the Funds can lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S. government securities. The collateral is equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned when the transaction is entered into and is adjusted daily for changes in the market values of the securities on loan. The cash collateral received is invested in approved investments as defined in the Securities Lending Agreement with BNY (the “Agreement”). The Funds bear the risk of loss with respect to the investment of collateral. Currently, the cash collateral is invested in the Bank of New York Mellon Corp. Institutional Cash Reserves Fund (“BICR Fund”). BNY serves as investment manager, custodian and operational trustee of the BICR Fund. The BICR Fund held certain defaulted securities that had market values significantly below amortized cost. The investment in the BICR Fund is included in the Portfolio of Investments under Securities Lending Collateral and the unrealized loss on such investment is included in Net Unrealized Depreciation on the Statements of Assets and Liabilities. Subsequent to November 30, 2008, the Funds agreed, in principle, to the terms of capital support extended by The Bank of New York Mellon Corporation (“BNYC”), an affiliated company of BNY, for the certain defaulted securities held by the BICR Fund. BNYC will support the value of these securities up to a certain amount and subject, in part, to the Funds’ continued lending of securities. The recorded value of each Fund’s investment in the BICR Fund includes the value of the underlying securities held by the BICR Fund and the estimated value of the support to be provided by BNYC.

Generally, in the event of counterparty default, the Funds have the right to use the collateral to offset losses incurred. The Agreement contains certain guarantees by BNY in the event of counterparty default and/or a borrower’s failure to return a loaned security; however, there would be a potential loss to the Funds in the event the Funds are delayed or prevented from exercising their right to dispose of the collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Fund. At November 30, 2008, the following Funds had securities on loan with the following market values:

	Value of Securities Loaned	Cash Collateral Received*
Index Plus LargeCap	$2,404,884	$2,488,697
Index Plus MidCap	5,667,751	5,763,847
Index Plus SmallCap	4,683,311	4,784,391

*	Cash collateral received was invested in the BICR Fund, the fair value of which is presented in the respective Funds’ Portfolios of Investments.

NOTE 11 — REORGANIZATIONS

On November 9, 2008, Index Plus LargeCap (“Acquiring Fund”) acquired the assets and certain liabilities of ING Index Plus LargeCap Equity Fund, ING Index Plus LargeCap Equity Fund II, ING Index Plus LargeCap Equity Fund III, ING Index Plus LargeCap Equity Fund IV, ING Index Plus LargeCap Equity Fund V, ING Index Plus LargeCap Equity Fund VI, and ING Index Plus LargeCap Equity Fund VII, also listed below (“Acquired Fund”) in a tax-free reorganization in exchange for shares of the Acquiring Fund, pursuant to the plan of reorganization approved by the Acquired Fund's shareholders. The number and value of shares issued by the Acquiring Fund is presented in Note 9 — Capital Shares. Net assets and unrealized depreciation as of the reorganization date were as follows:

Acquiring Fund	Acquired Fund	Total Net Assets of Acquired Fund (000s)	Total Net Assets of Acquiring Fund (000s)	Acquired Capital Loss Carryforwards (000s)	Acquired Fund Unrealized Depreciation (000s)	Conversion Ratio
Index Plus Large Cap	ING Index Plus Large Cap Equity Fund	$17,407	$178,732	$(6,533)	$(2,924)	0.61
	ING Index Plus Large Cap Equity Fund II	24,719	178,732	(29,242)	(4,043)	0.56
	ING Index Plus Large Cap Equity Fund III	21,580	178,732	(17,191)	(3,268)	0.54
	ING Index Plus Large Cap Equity Fund IV	46,552	178,732	(2,972)	(4,418)	0.50
	ING Index Plus Large Cap Equity Fund V	47,085	178,732	(11,733)	(14,458)	0.61
	ING Index Plus Large Cap Equity Fund VI	49,397	178,732	(12,322)	(16,825)	0.58
	ING Index Plus Large Cap Equity Fund VII	24,531	178,732	(5,569)	(7,230)	0.63

The net assets of Index Plus Large Cap after the acquisition was $410,480,640.

35

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2008 (UNAUDITED) (CONTINUED)

NOTE 12 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified.

Key differences include the treatment of short-term capital gains, foreign currency transactions, and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.

Dividends paid by the Funds from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The tax composition of dividends and distributions to shareholders was as follows:

	Six Months Ended November 30, 2008	Year Ended May 31, 2008
	Ordinary Income	Ordinary Income	Long-Term Capital Gains
Index Plus LargeCap	$2,601,309	$4,380,869	$18,424,463
Index Plus MidCap	—	7,296,874	48,961,272
Index Plus SmallCap	—	3,223,150	14,581,826

The tax-basis components of distributable earnings and the expiration dates of the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of May 31, 2008 were:

	Undistributed Ordinary Income	Unrealized Appreciation	Post-October Capital Losses Deferred	Capital Loss Carryforwards	Expiration Dates
Index Plus LargeCap	$1,303,027	$40,301,600	$(1,143,442)	$—	—
Index Plus MidCap	345,549	37,294,498	(5,534,595)	—	—
Index Plus SmallCap	105,024	15,203,388	(6,546,632)	(463,445)	2016

The Funds’ major tax jurisdictions are federal and Arizona. The earliest tax year that remains subject to examination by these jurisdictions is 2003.

NOTE 13 — OTHER ACCOUNTING PRONOUNCEMENTS

On March 19, 2008, the FASB issued Statement of Financial Accounting Standards No. 161 (“SFAS No. 161”), “Disclosure about Derivative Instruments and Hedging Activities.” This new accounting statement requires enhanced disclosures about an entity’s derivative and hedging activities. Entities are required to provide enhanced disclosures about (a) how and why an entity invests in derivatives, (b) how derivatives are accounted for under SFAS No. 133, and (c) how derivatives affect an entity’s financial position, financial performance, and cash flows. SFAS No. 161 also requires enhanced disclosures regarding credit-risk-related contingent features of derivative instruments. SFAS No. 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. As of November 30, 2008, management of the Funds is currently assessing the impact of the expanded financial statement disclosures that will result from adopting SFAS No. 161.

36

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2008 (UNAUDITED) (CONTINUED)

NOTE 14 — SUBSEQUENT EVENTS

On December 11, 2008, the Board approved an unsecured committed revolving line of credit agreement (the “Credit Agreement”) with BNYM for an aggregate amount of $100,000,000. The term of Credit Agreement is December 18, 2008 through December 16, 2009. The Funds to which the line of credit is available pay a commitment fee equal to 0.125% per annum on the daily unused portion of the committed line amount.

Dividends: Subsequent to November 30, 2008, the following Funds declared dividends and distributions of:

	Per Share Amounts
	Net Investment Income	Payable Date	Record Date
Index Plus LargeCap
Class A	$0.0335	December 18, 2008	December 15, 2008
Class B	$0.0229	December 18, 2008	December 15, 2008
Class C	$0.0264	December 18, 2008	December 15, 2008
Class I	$0.0372	December 18, 2008	December 15, 2008
Class O	$0.0364	December 18, 2008	December 15, 2008
Class R	$0.0299	December 18, 2008	December 15, 2008
Class A	$0.0060	January 5, 2009	December 30, 2008
Class B	$0.0025	January 5, 2009	December 30, 2008
Class C	$0.0036	January 5, 2009	December 30, 2008
Class I	$0.0071	January 5, 2009	December 30, 2008
Class O	$0.0040	January 5, 2009	December 30, 2008
Class R	$0.0048	January 5, 2009	December 30, 2008
Index Plus MidCap
Class A	$0.0807	December 18, 2008	December 15, 2008
Class B	$—	December 18, 2008	December 15, 2008
Class C	$0.0104	December 18, 2008	December 15, 2008
Class I	$0.1195	December 18, 2008	December 15, 2008
Class O	$0.0868	December 18, 2008	December 15, 2008
Class R	$0.0331	December 18, 2008	December 15, 2008
Class A	$0.0030	January 5, 2009	December 30, 2008
Class B	$0.0004	January 5, 2009	December 30, 2008
Class C	$0.0012	January 5, 2009	December 30, 2008
Class I	$0.0040	January 5, 2009	December 30, 2008
Class O	$0.0030	January 5, 2009	December 30, 2008
Class R	$0.0021	January 5, 2009	December 30, 2008
Index Plus SmallCap
Class A	$0.0715	December 18, 2008	December 15, 2008
Class B	$—	December 18, 2008	December 15, 2008
Class C	$0.0081	December 18, 2008	December 15, 2008
Class I	$0.1116	December 18, 2008	December 15, 2008
Class O	$0.0792	December 18, 2008	December 15, 2008
Class R	$0.0209	December 18, 2008	December 15, 2008

37

ING INDEX PLUS LARGECAP FUND	PORTFOLIO OF INVESTMENTS AS OF NOVEMBER 30, 2008 (UNAUDITED)

Shares			Value

COMMON STOCK: 99.0%
Advertising: 0.8%
207,650	@, S	Interpublic Group of Cos., Inc.	$849,289
74,900		Omnicom Group	2,118,921

			2,968,210

Aerospace/Defense: 1.9%
2,635		Boeing Co.	112,330
43,360		General Dynamics Corp.	2,240,411
56,790		Goodrich Corp.	1,910,984
21,950		Lockheed Martin Corp.	1,692,565
35,292		Northrop Grumman Corp.	1,445,207

			7,401,497

Agriculture: 2.0%
106,450		Altria Group, Inc.	1,711,716
69,264		Archer-Daniels-Midland Co.	1,896,448
29,681		Philip Morris International, Inc.	1,251,351
69,434		Reynolds American, Inc.	2,852,349

			7,711,864

Airlines: 0.5%
212,140		Southwest Airlines Co.	1,835,011

			1,835,011

Apparel: 0.1%
5,652		VF Corp.	295,543

			295,543

Auto Parts & Equipment: 0.6%
123,950		Johnson Controls, Inc.	2,188,957

			2,188,957

Banks: 7.3%
190,893		Bank of America Corp.	3,102,011
34,180		Bank of New York Mellon Corp.	1,032,578
77,410	L	BB&T Corp.	2,319,978
57,154		Capital One Financial Corp.	1,966,669
91,790		Citigroup, Inc.	760,939
7,615		Goldman Sachs Group, Inc.	601,509
148,304		JPMorgan Chase & Co.	4,695,305
1,700	L	M&T Bank Corp.	109,225
31,930		Northern Trust Corp.	1,465,268
8,727		PNC Financial Services Group, Inc.	460,524
32,614		Regions Financial Corp.	332,337
52,086		State Street Corp.	2,193,341
132,914		US Bancorp.	3,586,020
196,035		Wells Fargo & Co.	5,663,451
2,660		Zions Bancorp.	84,827

			28,373,982

Beverages: 1.3%
41,881		Coca-Cola Co.	1,962,962
132,170		Coca-Cola Enterprises, Inc.	1,213,321
43,420	@	Constellation Brands, Inc.	554,039
63,020		Pepsi Bottling Group, Inc.	1,140,032
7,134		PepsiCo, Inc.	404,498

			5,274,852

Biotechnology: 1.8%
90,180	@	Amgen, Inc.	5,008,597
41,920	@	Biogen Idec, Inc.	1,773,635
4,153	@	Life Technologies Corp.	108,395

			6,890,627

Shares			Value

Chemicals: 1.5%
62,480		PPG Industries, Inc.	$2,744,122
6,390	S	Rohm & Haas Co.	437,140
42,800		Sherwin-Williams Co.	2,522,204

			5,703,466

Commercial Services: 1.6%
31,840	@	Apollo Group, Inc. - Class A	2,446,586
117,908		H&R Block, Inc.	2,255,580
12,810		Robert Half International, Inc.	267,601
89,648		RR Donnelley & Sons Co.	1,143,908

			6,113,675

Computers: 7.4%
28,800	@	Affiliated Computer Services, Inc.	1,164,960
34,016	@	Apple, Inc.	3,152,263
37,980	@	Computer Sciences Corp.	1,058,123
255,470	@	Dell, Inc.	2,853,600
145,220	@	EMC Corp.	1,534,975
254,739		Hewlett-Packard Co.	8,987,192
98,070		International Business Machines Corp.	8,002,512
44,910	@	Lexmark International, Inc.	1,175,744
79,770	@	Teradata Corp.	1,071,311

			29,000,680

Cosmetics/Personal Care: 2.6%
159,060		Procter & Gamble Co.	10,235,511

			10,235,511

Distribution/Wholesale: 0.7%
72,300		Genuine Parts Co.	2,830,545

			2,830,545

Diversified Financial Services: 1.7%
103,300		Ameriprise Financial, Inc.	1,906,918
69,958		Charles Schwab Corp.	1,282,330
6,075		CME Group, Inc.	1,287,596
44,054		Discover Financial Services	450,672
11,734		Invesco Ltd.	147,262
47,200	@	Nasdaq Stock Market, Inc.	1,014,800
21,007		NYSE Euronext	500,177

			6,589,755

Electric: 3.1%
300,500	@	AES Corp.	2,310,845
75,550		Constellation Energy Group, Inc.	1,848,709
75,800		DTE Energy Co.	2,819,002
14,920		Edison International	498,328
21,304		Entergy Corp.	1,812,970
23,100		FirstEnergy Corp.	1,353,198
25,500		PG&E Corp.	970,020
14,024		Progress Energy, Inc.	556,613

			12,169,685

Electronics: 1.0%
52,850	@	Agilent Technologies, Inc.	995,166
87,450		Jabil Circuit, Inc.	575,421
68,747	@@	Tyco Electronics Ltd.	1,132,951
29,692	@	Waters Corp.	1,224,201

			3,927,739

Engineering & Construction: 0.9%
76,734		Fluor Corp.	3,494,466

			3,494,466

See Accompanying Notes to Financial Statements

38

ING INDEX PLUS LARGECAP FUND	PORTFOLIO OF INVESTMENTS AS OF NOVEMBER 30, 2008 (UNAUDITED) (CONTINUED)

Shares			Value

Environmental Control: 0.0%
16,980	@	Allied Waste Industries, Inc.	$182,365

			182,365

Food: 2.2%
145,900		ConAgra Foods, Inc.	2,152,025
14,502		JM Smucker Co.	657,956
83,040		Safeway, Inc.	1,810,272
289,018		Sara Lee Corp.	2,653,185
108,845		Supervalu, Inc.	1,296,344

			8,569,782

Forest Products & Paper: 0.2%
71,860		International Paper Co.	894,657

			894,657

Gas: 0.8%
121,408		Centerpoint Energy, Inc.	1,569,805
30,140		Sempra Energy	1,406,634

			2,976,439

Hand/Machine Tools: 0.2%
7,388		Black & Decker Corp.	313,547
17,560		Snap-On, Inc.	633,038

			946,585

Healthcare — Products: 2.5%
78,650		Johnson & Johnson	4,607,317
91,350		Medtronic, Inc.	2,788,002
77,100	@	St. Jude Medical, Inc.	2,161,113
5,576	@	Varian Medical Systems, Inc.	225,047

			9,781,479

Healthcare — Services: 1.7%
77,500		Aetna, Inc.	1,691,050
102,232		Cigna Corp.	1,238,030
43,302	@	Laboratory Corp. of America Holdings	2,743,615
26,450	@	WellPoint, Inc.	941,620

			6,614,315

Insurance: 3.7%
57,090		Aflac, Inc.	2,643,267
38,263	S	American International Group, Inc.	76,909
52,800		AON Corp.	2,391,840
45,560		Assurant, Inc.	991,841
33,678		Chubb Corp.	1,729,702
65,800		Loews Corp.	1,802,262
2,993		Metlife, Inc.	86,079
41,928		Principal Financial Group, Inc.	579,026
10,409		Prudential Financial, Inc.	225,875
37,230		Torchmark Corp.	1,345,865
15,407		Travelers Cos., Inc.	672,516
119,126		UnumProvident Corp.	1,774,977

			14,320,159

Internet: 0.8%
123,225	@	eBay, Inc.	1,617,944
600	@	Google, Inc. - Class A	175,776
99,921	@	Symantec Corp.	1,202,050

			2,995,770

Iron/Steel: 0.8%
20,970		AK Steel Holding Corp.	165,244
57,950		Nucor Corp.	2,067,656
26,410		United States Steel Corp.	802,864

			3,035,764

Shares			Value

Machinery — Construction & Mining: 0.0%
10		Caterpillar, Inc.	$410

			410

Machinery — Diversified: 0.7%
23,750	S	Cummins, Inc.	607,525
29,290		Deere & Co.	1,019,585
25,950		Flowserve Corp.	1,306,064

			2,933,174

Media: 3.0%
152,212		Comcast Corp. - Class A	2,639,356
86,680	@	DIRECTV Group, Inc.	1,907,827
307,412		News Corp. - Class A	2,428,555
515,805		Time Warner, Inc.	4,668,035

			11,643,773

Metal Fabricate/Hardware: 0.1%
8,445		Precision Castparts Corp.	529,502

			529,502

Mining: 0.1%
8,826		Freeport-McMoRan Copper & Gold, Inc.	211,736

			211,736

Miscellaneous Manufacturing: 4.2%
64,830		Cooper Industries Ltd.	1,564,996
84,930		Dover Corp.	2,533,462
4,238		Eaton Corp.	196,389
469,820		General Electric Co.	8,066,800
50,150		Honeywell International, Inc.	1,397,179
47,135		Parker Hannifin Corp.	1,936,306
60,880		Textron, Inc.	927,202

			16,622,334

Office/Business Equipment: 1.2%
91,380		Pitney Bowes, Inc.	2,258,000
359,960		Xerox Corp.	2,516,120

			4,774,120

Oil & Gas: 12.2%
28,577		Anadarko Petroleum Corp.	1,173,086
4,239		Apache Corp.	327,675
84,687		Chevron Corp.	6,691,120
136,881		ConocoPhillips	7,188,990
317,290		ExxonMobil Corp.	25,430,794
9,773		Hess Corp.	528,133
26,628		Murphy Oil Corp.	1,172,963
51,700		Noble Corp.	1,385,043
29,350		Sunoco, Inc.	1,166,369
41,283		Tesoro Petroleum Corp.	379,391
115,353		Valero Energy Corp.	2,116,728

			47,560,292

Oil & Gas Services: 1.5%
42,320		Baker Hughes, Inc.	1,474,006
47,205		BJ Services Co.	565,988
59,879	@	Cameron International Corp.	1,263,447
88,071	@	National Oilwell Varco, Inc.	2,491,529

			5,794,970

Packaging & Containers: 0.6%
45,060		Ball Corp.	1,642,437
33,000		Bemis Co.	891,660

			2,534,097

See Accompanying Notes to Financial Statements

39

ING INDEX PLUS LARGECAP FUND	PORTFOLIO OF INVESTMENTS AS OF NOVEMBER 30, 2008 (UNAUDITED) (CONTINUED)

Shares			Value

Pharmaceuticals: 7.4%
7,650		Abbott Laboratories	$400,784
3,511	@	Barr Pharmaceuticals, Inc.	229,584
130,650		Bristol-Myers Squibb Co.	2,704,455
169,366		Eli Lilly & Co.	5,783,849
42,910	@	Express Scripts, Inc.	2,467,754
74,750	@	Forest Laboratories, Inc.	1,807,455
55,974	@	King Pharmaceuticals, Inc.	537,910
141,163		Merck & Co., Inc.	3,771,875
403,220		Pfizer, Inc.	6,624,905
159,250		Schering-Plough Corp.	2,676,993
10,122	@	Watson Pharmaceuticals, Inc.	240,398
49,370		Wyeth	1,777,814

			29,023,776

Pipelines: 0.1%
30,838		Spectra Energy Corp.	501,426

			501,426

Retail: 6.2%
23		Abercrombie & Fitch Co.	445
18,151	@	Autozone, Inc.	1,982,452
36,980	@	Big Lots, Inc.	647,890
11,410		CVS Caremark Corp.	330,091
65,080		Family Dollar Stores, Inc.	1,807,922
64,130	@	GameStop Corp.	1,401,241
203,960		Gap, Inc.	2,655,559
83,827		McDonald's Corp.	4,924,836
43,178		RadioShack Corp.	425,303
28,330		TJX Cos., Inc.	646,491
171,936		Wal-Mart Stores, Inc.	9,607,784

			24,430,014

Savings & Loans: 1.0%
228,710		Hudson City Bancorp., Inc.	3,821,744
5,874	@	Sovereign Bancorp., Inc.	14,509

			3,836,253

Semiconductors: 1.5%
205,790		Intel Corp.	2,839,902
96,410		National Semiconductor Corp.	1,060,510
53,330	@	QLogic Corp.	566,365
80,903		Xilinx, Inc.	1,323,573

			5,790,350

Software: 3.3%
26,900	@	Autodesk, Inc.	446,271
113,900	@	Compuware Corp.	723,265
79,300		Fidelity National Information Services, Inc.	1,362,374
74,150	@	Fiserv, Inc.	2,531,481
83,940		IMS Health, Inc.	1,103,811
225,134		Microsoft Corp.	4,552,209
139,574	@	Oracle Corp.	2,245,746

			12,965,157

Telecommunications: 5.6%
254,433		AT&T, Inc.	7,266,606
347,830	@	Cisco Systems, Inc.	5,753,108
19,710		Corning, Inc.	177,587
33,390		Embarq Corp.	1,089,850

Shares			Value

Telecommunications: (continued)
46,755		Harris Corp.	$1,630,814
57,440	@	JDS Uniphase Corp.	156,237
117,194		Verizon Communications, Inc.	3,826,384
207,400		Windstream Corp.	1,837,564

			21,738,150

Toys/Games/Hobbies: 0.4%
59,730		Hasbro, Inc.	1,600,764

			1,600,764

Transportation: 0.2%
27,500		Ryder System, Inc.	987,525

			987,525

		Total Common Stock (Cost $457,466,133)	386,801,203

REAL ESTATE INVESTMENT TRUSTS: 1.1%
Apartments: 0.4%
21,328		Apartment Investment & Management Co.	244,632
37,568		Equity Residential	1,143,194

			1,387,826

Health Care: 0.4%
74,501		HCP, Inc.	1,539,936

			1,539,936

Hotels: 0.3%
158,550	S	Host Hotels & Resorts, Inc.	1,192,296

			1,192,296

		Total Real Estate Investment Trusts (Cost $5,067,512)	4,120,058

		Total Long-Term Investments (Cost $462,533,645)	390,921,261

SHORT-TERM INVESTMENTS: 0.7%
Affiliated Mutual Fund: 0.0%
61,000	S	ING Institutional Prime Money Market Fund - Class I	61,000

		Total Mutual Fund (Cost $61,000)	61,000

Principal Amount		Value

Repurchase Agreement: 0.1%
$337,000	Deutsche Bank Repurchase Agreement dated 11/28/08, 0.220%, due 12/01/08, $337,006 to be received upon repurchase (Collateralized by $332,000 Federal National Mortgage Association, 5.470%, Market Value plus accrued interest $344,219, due 08/28/14)	$337,000

	Total Repurchase Agreement (Cost $337,000)	337,000

See Accompanying Notes to Financial Statements

40

ING INDEX PLUS LARGECAP FUND	PORTFOLIO OF INVESTMENTS AS OF NOVEMBER 30, 2008 (UNAUDITED) (CONTINUED)

Principal Amount			Value

Securities Lending Collateralcc: 0.6%
$2,488,697	Bank of New York Mellon Corp. Institutional Cash Reserves		$2,429,870

	Total Securities Lending Collateral (Cost $2,488,697)		2,429,870

	Total Short-Term Investments (Cost $2,886,697)		2,827,870

	Total Investments in Securities (Cost $465,420,342)*	100.8%	$393,749,131
	Other Assets and Liabilities - Net	(0.8)	(3,145,402)

	Net Assets	100.0%	$390,603,729

@	Non-income producing security
@@	Foreign Issuer
cc	Securities purchased with cash collateral for securities loaned.
S	All or a portion of this security is segregated to cover collateral requirements for applicable futures, options, swaps, foreign forward currency contracts and/or when-issued or delayed-delivery securities.
L	Loaned security, a portion or all of the security is on loan at November 30, 2008.
*	Cost for federal income tax purposes is $482,672,773.

Net unrealized depreciation consists of:
Gross Unrealized Appreciation	$8,214,551
Gross Unrealized Depreciation	(97,138,193)

Net Unrealized Depreciation	$(88,923,642)

ING Index Plus LargeCap Fund Open Futures Contracts on November 30, 2008

Contract Description	Number of Contracts	Expiration Date	Unrealized Appreciation
Long Contracts
S&P 500	2	12/18/08	$32,890

			$32,890

The following table summarizes the inputs used as of November 30, 2008 in determining the Fund’s investments at fair value for purposes of SFAS 157:

	Investments in Securities	Other Financial Instruments*
Level 1 — Quoted Prices	$390,982,261	$32,890
Level 2 — Other Significant Observable Inputs	2,766,870	—
Level 3 — Significant Unobservable Inputs	—	—

Total	$393,749,131	$32,890

“Fair value” for purposes of SFAS 157 is different from “fair value” as used in the 1940 Act. The former generally implies market value, and can include market quotations as a source of value, and the latter refers to determinations of actual value in absence of available market quotations.

*	Other financial instruments may include forward foreign currency contracts, futures, swaps, and written options. Forward foreign currency contracts and futures are reported at their unrealized gain/loss at period end. Swaps and written options are reported at their market value at period end.

See Accompanying Notes to Financial Statements

41

ING INDEX PLUS MIDCAP FUND	PORTFOLIO OF INVESTMENTS AS OF NOVEMBER 30, 2008 (UNAUDITED)

Shares			Value

COMMON STOCK: 94.6%
Advertising: 0.1%
12,450		Harte-Hanks, Inc.	$74,327

			74,327

Aerospace/Defense: 0.5%
7,450	@	Alliant Techsystems, Inc.	612,390
22,500	@	BE Aerospace, Inc.	184,050

			796,440

Airlines: 0.1%
4,600	@	Alaska Air Group, Inc.	105,570

			105,570

Apparel: 0.4%
13,810	@	Hanesbrands, Inc.	178,425
13,600	@	Timberland Co.	138,040
15,630	@	Warnaco Group, Inc.	279,777

			596,242

Auto Parts & Equipment: 0.4%
7,700		ArvinMeritor, Inc.	30,415
22,840		BorgWarner, Inc.	540,394

			570,809

Banks: 5.4%
48,600		Associated Banc-Corp.	1,056,078
27,500		Bancorpsouth, Inc.	611,600
21,900		Bank of Hawaii Corp.	976,959
11,725	L	Cathay General Bancorp.	240,597
7,100		City National Corp.	311,548
16,325		Commerce Bancshares, Inc.	715,198
23,200		Cullen/Frost Bankers, Inc.	1,257,672
20,700		FirstMerit Corp.	455,400
34,200		Fulton Financial Corp.	380,304
19,500	@	SVB Financial Group	780,975
8,500	L	Synovus Financial Corp.	70,720
5,100	L	Westamerica Bancorp.	271,116
33,370	L	Wilmington Trust Corp.	807,220

			7,935,387

Beverages: 0.6%
13,290	@, L	Hansen Natural Corp.	395,378
31,019		PepsiAmericas, Inc.	519,878

			915,256

Biotechnology: 0.9%
4,200	@	Bio-Rad Laboratories, Inc.	311,472
4,200	@	Charles River Laboratories International, Inc.	95,760
13,550	@	PDL BioPharma, Inc.	129,809
2,350	@	United Therapeutics Corp.	128,851
25,750	@	Vertex Pharmaceuticals, Inc.	633,193

			1,299,085

Chemicals: 3.3%
26,880		Airgas, Inc.	960,960
3,262		Albemarle Corp.	66,316
14,400		Ashland, Inc.	137,520
21,690		Cytec Industries, Inc.	477,831
4,600		FMC Corp.	201,020
32,512		Lubrizol Corp.	1,141,821
20,520		Minerals Technologies, Inc.	963,414
23,000		Terra Industries, Inc.	338,330
29,050		Valspar Corp.	569,961

			4,857,173

Shares			Value

Coal: 0.4%
29,180		Arch Coal, Inc.	$448,788
14,100	@	Patriot Coal Corp.	119,427

			568,215

Commercial Services: 6.7%
24,429	@, L	Alliance Data Systems Corp.	1,058,020
9,450	@	Brink's Home Security Holdings, Inc.	189,000
25,660	@	Career Education Corp.	474,197
5,050		Corporate Executive Board Co.	116,453
7,750		DeVry, Inc.	445,470
14,660	@	Gartner, Inc.	225,178
10,580		Global Payments, Inc.	382,679
9,833	@	ITT Educational Services, Inc.	885,757
17,200		Kelly Services, Inc.	200,380
26,300	@	Korn/Ferry International	323,753
18,250		Lender Processing Services, Inc.	402,595
31,507		Manpower, Inc.	991,840
51,153	@	MPS Group, Inc.	338,633
15,150	@	Navigant Consulting, Inc.	286,487
25,660		Pharmaceutical Product Development, Inc.	675,884
17,550	@	Quanta Services, Inc.	285,363
42,910	@	Rent-A-Center, Inc.	704,153
39,500	@	SAIC, Inc.	703,100
55,390		Service Corp. International	322,370
2,670		Strayer Education, Inc.	639,759
18,983	@	United Rentals, Inc.	153,193

			9,804,264

Computers: 2.5%
106,200	@	Cadence Design Systems, Inc.	409,932
9,200		Diebold, Inc.	257,600
30,800		Imation Corp.	409,024
19,800	@	Mentor Graphics Corp.	134,244
55,680	@	NCR Corp.	845,222
11,688	@	SRA International, Inc.	175,554
42,650	@	Synopsys, Inc.	683,680
64,496	@	Western Digital Corp.	786,851

			3,702,107

Distribution/Wholesale: 1.0%
87,313	@	Ingram Micro, Inc.	940,361
32,260	@	Tech Data Corp.	562,614

			1,502,975

Diversified Financial Services: 1.4%
20,700	@	Affiliated Managers Group, Inc.	579,600
30,980		Eaton Vance Corp.	592,338
42,698	L	Raymond James Financial, Inc.	938,075

			2,110,013

Electric: 5.8%
21,400		Alliant Energy Corp.	682,018
29,680		DPL, Inc.	617,938
47,840		Hawaiian Electric Industries	1,304,597
42,494		MDU Resources Group, Inc.	863,903
53,323		Northeast Utilities	1,242,426
22,800		NSTAR	809,400
20,379		OGE Energy Corp.	539,840
27,756		Puget Energy, Inc.	679,467
49,140		SCANA Corp.	1,707,615

			8,447,204

See Accompanying Notes to Financial Statements

42

ING INDEX PLUS MIDCAP FUND	PORTFOLIO OF INVESTMENTS AS OF NOVEMBER 30, 2008 (UNAUDITED) (CONTINUED)

Shares			Value

Electrical Components & Equipment: 1.8%
24,117	W	Ametek, Inc.	$842,407
18,900	@	Energizer Holdings, Inc.	820,638
33,620		Hubbell, Inc.	1,005,238

			2,668,283

Electronics: 2.2%
55,540	@	Arrow Electronics, Inc.	766,452
36,482	@	Avnet, Inc.	519,504
16,600	@	Flir Systems, Inc.	514,932
15,330		National Instruments Corp.	369,606
21,707	@	Thomas & Betts Corp.	412,216
9,550	@	Trimble Navigation Ltd.	194,438
92,930	@	Vishay Intertechnology, Inc.	405,175

			3,182,323

Engineering & Construction: 1.7%
23,300	@	Dycom Industries, Inc.	138,402
16,610		Granite Construction, Inc.	712,403
25,841		KBR, Inc.	355,831
29,500	@	Shaw Group, Inc.	542,800
20,880	@	URS Corp.	792,605

			2,542,041

Entertainment: 0.5%
16,050	@	DreamWorks Animation SKG, Inc.	370,755
3,030		International Speedway Corp.	78,629
20,390	@	Scientific Games Corp.	306,054

			755,438

Environmental Control: 0.7%
4,500	@	Clean Harbors, Inc.	284,085
30,250		Republic Services, Inc.	726,000

			1,010,085

Food: 2.1%
25,280		Corn Products International, Inc.	692,672
17,500		Flowers Foods, Inc.	468,650
7,521		Hormel Foods Corp.	199,758
9,700	@	Ralcorp Holdings, Inc.	606,832
35,163		Ruddick Corp.	962,060
13,800	@, L	Smithfield Foods, Inc.	93,978

			3,023,950

Gas: 2.2%
20,380	L	National Fuel Gas Co.	662,961
26,700		Southern Union Co.	366,858
43,409		UGI Corp.	1,014,034
24,700		Vectren Corp.	695,552
12,900		WGL Holdings, Inc.	465,690

			3,205,095

Hand/Machine Tools: 0.6%
19,110		Lincoln Electric Holdings, Inc.	873,136

			873,136

Healthcare — Products: 3.0%
53,510	@	Affymetrix, Inc.	146,617
1,300		Beckman Coulter, Inc.	56,654
9,832	@	Edwards Lifesciences Corp.	489,339
19,734	@	Gen-Probe, Inc.	727,198
19,982	@	Henry Schein, Inc.	713,957
26,580	L	Hill-Rom Holdings, Inc.	545,953
45,758	@	Hologic, Inc.	643,357
16,210	@	Kinetic Concepts, Inc.	350,784

Shares			Value

Healthcare — Products: (continued)
4,700		Steris Corp.	$129,955
8,280		Techne Corp.	513,443

			4,317,257

Healthcare — Services: 1.3%
5,700	@	Community Health Systems, Inc.	74,442
2,750	@	Covance, Inc.	107,470
75,050	@	Health Management Associates, Inc.	109,573
23,470	@	Health Net, Inc.	211,465
16,150	@, L	LifePoint Hospitals, Inc.	323,969
43,993	@	Lincare Holdings, Inc.	1,052,752
9,430	@	WellCare Health Plans, Inc.	84,493

			1,964,164

Home Builders: 1.7%
22,720	@, L	Hovnanian Enterprises, Inc.	49,757
7,840		MDC Holdings, Inc.	243,040
2,090	@	NVR, Inc.	907,583
12,600		Ryland Group, Inc.	213,822
50,560	@	Toll Brothers, Inc.	1,007,661

			2,421,863

Home Furnishings: 0.1%
35,700		Furniture Brands International, Inc.	116,382

			116,382

Household Products/Wares: 0.4%
14,615		American Greetings Corp.	168,365
1,400		Church & Dwight Co., Inc.	83,216
14,483		Tupperware Corp.	284,881

			536,462

Insurance: 7.3%
41,589		American Financial Group, Inc.	852,159
25,735		Arthur J. Gallagher & Co.	638,228
18,172		Brown & Brown, Inc.	361,623
22,259	@@	Everest Re Group Ltd.	1,746,441
27,100		Fidelity National Title Group, Inc.	334,143
23,700		First American Corp.	569,274
10,239		Hanover Insurance Group, Inc.	412,836
52,763		HCC Insurance Holdings, Inc.	1,229,906
43,000		Horace Mann Educators Corp.	366,360
12,700	@	Philadelphia Consolidated Holding Co.	780,415
31,558		Protective Life Corp.	294,121
28,900		Reinsurance Group of America, Inc.	1,173,340
24,175		Stancorp Financial Group, Inc.	805,269
12,483		Unitrin, Inc.	238,925
29,867		WR Berkley Corp.	849,119

			10,652,159

Internet: 2.5%
30,820	@	Avocent Corp.	579,724
16,130	@	Digital River, Inc.	340,827
4,450	@	F5 Networks, Inc.	110,805
29,741	@	McAfee, Inc.	902,045
10,860	@, L	NetFlix, Inc.	249,563
16,750	@	Priceline.com, Inc.	1,155,750
49,870	@	Valueclick, Inc.	307,698

			3,646,412

Investment Companies: 0.5%
78,990		Apollo Investment Corp.	670,625

			670,625

See Accompanying Notes to Financial Statements

43

ING INDEX PLUS MIDCAP FUND	PORTFOLIO OF INVESTMENTS AS OF NOVEMBER 30, 2008 (UNAUDITED) (CONTINUED)

Shares			Value

Iron/Steel: 1.5%
14,130		Carpenter Technology Corp.	$235,406
27,530		Cliffs Natural Resources, Inc.	653,838
46,600		Reliance Steel & Aluminum Co.	960,892
39,428		Steel Dynamics, Inc.	325,675

			2,175,811

Leisure Time: 0.2%
20,978		Callaway Golf Co.	211,248

			211,248

Machinery — Construction & Mining: 1.1%
16,700		Bucyrus International, Inc.	326,151
44,125		Joy Global, Inc.	1,027,671
21,550	@	Terex Corp.	307,303

			1,661,125

Machinery — Diversified: 2.7%
36,270	@	AGCO Corp.	892,967
10,650		Graco, Inc.	228,549
19,680		IDEX Corp.	452,640
2,900		Nordson Corp.	94,105
21,580		Roper Industries, Inc.	987,717
23,230		Wabtec Corp.	896,446
17,090	@	Zebra Technologies Corp.	361,624

			3,914,048

Media: 0.4%
6,100		Factset Research Systems, Inc.	244,000
25,510		Scholastic Corp.	389,538

			633,538

Metal Fabricate/Hardware: 0.2%
11,860		Commercial Metals Co.	142,083
12,922		Worthington Industries	171,604

			313,687

Miscellaneous Manufacturing: 3.0%
19,680	S	Aptargroup, Inc.	658,099
22,550		Brink's Co.	490,914
36,398		Crane Co.	539,418
7,160		Donaldson Co., Inc.	245,015
51,500		Federal Signal Corp.	361,530
21,710		Matthews International Corp. - Class A	886,419
25,328		Pentair, Inc.	629,654
16,390		SPX Corp.	611,675

			4,422,724

Office Furnishings: 0.6%
32,149		Herman Miller, Inc.	472,912
33,401		HNI, Corp.	445,903

			918,815

Oil & Gas: 3.4%
13,690	S	Cimarex Energy Co.	388,385
9,800	@	Comstock Resources, Inc.	410,914
26,150	@	Denbury Resources, Inc.	249,210
16,610	@	Encore Acquisition Co.	439,168
6,900		Equitable Resources, Inc.	230,253
19,620	@	Forest Oil Corp.	342,369
30,110		Frontier Oil Corp.	359,513
19,914		Helmerich & Payne, Inc.	505,019
19,900	@	Mariner Energy, Inc.	218,701
7,640	@	Newfield Exploration Co.	172,511
43,238	@	Plains Exploration & Production Co.	1,000,960

Shares			Value

Oil & Gas: (continued)
20,950	@	Pride International, Inc.	$339,600
5,550	@	Quicksilver Resources, Inc.	34,577
10,150	@	Unit Corp.	291,102

			4,982,282

Oil & Gas Services: 1.0%
16,040	@	FMC Technologies, Inc.	440,619
37,750	@	Helix Energy Solutions Group, Inc.	242,733
13,950	@	Oceaneering International, Inc.	360,189
25,950	@, S	Superior Energy Services	437,258

			1,480,799

Packaging & Containers: 1.2%
15,500		Greif, Inc. - Class A	513,825
48,487		Sonoco Products Co.	1,217,024

			1,730,849

Pharmaceuticals: 3.6%
60,490	@	Endo Pharmaceuticals Holdings, Inc.	1,330,161
39,330		Medicis Pharmaceutical Corp.	481,006
4,510	@	NBTY, Inc.	65,711
36,410		Omnicare, Inc.	877,845
31,210		Perrigo Co.	1,073,936
38,030	@	Sepracor, Inc.	447,233
31,350	@, L	Valeant Pharmaceuticals International	610,698
21,517	@	VCA Antech, Inc.	409,899

			5,296,489

Pipelines: 0.5%
22,950		Oneok, Inc.	673,353

			673,353

Real Estate: 0.1%
7,070		Jones Lang LaSalle, Inc.	168,478

			168,478

Retail: 6.4%
26,300		Advance Auto Parts, Inc.	798,468
18,920	@	Aeropostale, Inc.	286,070
22,735		American Eagle Outfitters	218,256
24,580	@	AnnTaylor Stores Corp.	110,364
28,380	@	BJ's Wholesale Club, Inc.	1,015,436
58,450		Borders Group, Inc.	62,542
5,180	@, L	Chipotle Mexican Grill, Inc.	256,824
57,750	@	Collective Brands, Inc.	441,788
13,810	@	Copart, Inc.	368,313
35,343	@	Dollar Tree, Inc.	1,497,129
53,150		Foot Locker, Inc.	357,700
10,050		Guess ?, Inc.	132,962
24,650		MSC Industrial Direct Co.	853,137
17,860		Phillips-Van Heusen	311,478
38,850		Regis Corp.	426,962
44,495		Ross Stores, Inc.	1,179,118
40,140	@	Urban Outfitters, Inc.	729,344
92,000		Wendy's/Arby's Group, Inc. - Class A	369,840

			9,415,731

Savings & Loans: 1.6%
48,290		Astoria Financial Corp.	891,433
33,778		First Niagara Financial Group, Inc.	523,897
69,050		New York Community Bancorp., Inc.	901,103

			2,316,433

See Accompanying Notes to Financial Statements

44

ING INDEX PLUS MIDCAP FUND	PORTFOLIO OF INVESTMENTS AS OF NOVEMBER 30, 2008 (UNAUDITED) (CONTINUED)

Shares			Value

Semiconductors: 1.1%
9,700	@, L	Cree, Inc.	$154,036
31,550	@	Integrated Device Technology, Inc.	163,114
9,960		Intersil Corp.	90,238
45,723	@	Lam Research Corp.	923,605
12,450	@	Silicon Laboratories, Inc.	260,952

			1,591,945

Software: 4.3%
25,900	@, L	ACI Worldwide, Inc.	406,630
24,580		Acxiom Corp.	184,596
15,500	@	Ansys, Inc.	447,330
57,530		Broadridge Financial Solutions ADR	655,842
17,150	@	Cerner Corp.	617,057
16,321		Dun & Bradstreet Corp.	1,305,680
20,600		Fair Isaac Corp.	291,284
4,500	@	Mantech International Corp.	244,890
25,710	@	Metavante Technologies, inc.	444,012
35,350	@	Parametric Technology Corp.	408,646
33,050		SEI Investments Co.	510,953
33,837	@	Sybase, Inc.	833,744

			6,350,664

Telecommunications: 2.1%
91,941	@	3Com Corp.	184,801
22,960	@	ADC Telecommunications, Inc.	163,246
31,063	@	CommScope, Inc.	350,701
35,750	@	Foundry Networks, Inc.	553,768
31,690	@	NeuStar, Inc.	606,864
16,600		Plantronics, Inc.	210,986
29,827		Telephone & Data Systems, Inc.	967,886

			3,038,252

Textiles: 0.1%
6,483	@	Mohawk Industries, Inc.	199,287

			199,287

Transportation: 1.4%
30,000		Alexander & Baldwin, Inc.	775,500
3,250	@	Kansas City Southern	71,240
8,150		Overseas Shipholding Group	302,039
9,060		Tidewater, Inc.	357,689
31,250		Werner Enterprises, Inc.	543,125

			2,049,593

		Total Common Stock (Cost $182,581,862)	138,415,893

REAL ESTATE INVESTMENT TRUSTS: 4.2%
Apartments: 0.5%
2,200		BRE Properties, Inc.	64,592
3,100		Camden Property Trust	82,057
5,450		Essex Property Trust, Inc.	471,262
7,800		UDR, Inc.	118,014

			735,925

Diversified: 0.5%
6,900		Duke Realty Corp.	56,649
36,350		Liberty Property Trust	695,012

			751,661

Forest Products & Paper: 0.1%
6,300		Rayonier, Inc.	210,420

			210,420

Shares			Value

Health Care: 0.6%
21,150		Health Care Real Estate Investment Trust, Inc.	$803,700

			803,700

Hotels: 0.4%
53,480		Hospitality Properties Trust	612,881

			612,881

Office Property: 0.8%
2,400		Alexandria Real Estate Equities, Inc.	106,272
22,900		Highwoods Properties, Inc.	546,852
27,380		Mack-Cali Realty Corp.	519,399

			1,172,523

Regional Malls: 0.2%
26,670		Macerich Co.	358,978

			358,978

Shopping Centers: 0.7%
6,500	L	Federal Realty Investment Trust	375,960
6,430		Regency Centers Corp.	228,972
31,970		Weingarten Realty Investors	455,892

			1,060,824

Single Tenant: 0.1%
4,900		Realty Income Corp.	98,931

			98,931

Warehouse/Industrial: 0.3%
25,880		AMB Property Corp.	445,654

			445,654

		Total Real Estate Investment Trusts (Cost $12,201,053)	6,251,497

		Total Long-Term Investments (Cost $195,040,924)	144,667,390

SHORT-TERM INVESTMENTS: 4.9%
Affiliated Mutual Fund: 1.1%
1,528,000	S	ING Institutional Prime Money Market Fund - Class I	1,528,000

		Total Mutual Fund (Cost $1,528,000)	1,528,000

Principal Amount			Value
Securities Lending Collateralcc: 3.8%
$5,763,847	Bank of New York Mellon Corp. Institutional Cash Reserves		$5,613,713

	Total Securities Lending Collateral (Cost $5,763,847)		5,613,713

	Total Short-Term Investments (Cost $7,291,847)		7,141,713

	Total Investments in Securities (Cost $202,332,771)*	103.7%	$151,809,103
	Other Assets and Liabilities - Net	(3.7)	(5,454,665)

	Net Assets	100.0%	$146,354,438

See Accompanying Notes to Financial Statements

45

ING INDEX PLUS MIDCAP FUND	PORTFOLIO OF INVESTMENTS AS OF NOVEMBER 30, 2008 (UNAUDITED) (CONTINUED)

@	Non-income producing security
@@	Foreign Issuer
ADR	American Depositary Receipt
cc	Securities purchased with cash collateral for securities loaned.
W	Settlement is on a when-issued or delayed-delivery basis with final maturity to be announced in the future.
S	All or a portion of this security is segregated to cover collateral requirements for applicable futures, options, swaps, foreign forward currency contracts and/or when-issued or delayed-delivery securities.
L	Loaned security, a portion or all of the security is on loan at November 30, 2008.
*	Cost for federal income tax purposes is $207,484,600.

Net unrealized depreciation consists of:
Gross Unrealized Appreciation	$1,779,514
Gross Unrealized Depreciation	(57,455,011)

Net Unrealized Depreciation	$(55,675,497)

ING Index Plus MidCap Fund Open Future Contracts on November 30, 2008

Contract Description	Number of Contracts	Expiration Date	Unrealized Depreciation
Long Contracts
S&P MidCap 400	8	12/18/08	$(51,772)

			$(51,772)

The following table summarizes the inputs used as of November 30, 2008 in determining the Fund's investments at fair value for purposes of SFAS 157:

	Investments in Securities	Other Financial Instruments*
Level 1 — Quoted Prices	$146,195,390	$(51,772)
Level 2 — Other Significant Observable Inputs	5,613,713	—
Level 3 — Significant Unobservable Inputs	—	—

Total	$151,809,103	$(51,772)

“Fair value” for purposes of SFAS 157 is different from “fair value” as used in the 1940 Act. The former generally implies market value, and can include market quotations as a source of value, and the latter refers to determinations of actual value in absence of available market quotations.

*	Other financial instruments may include forward foreign currency contracts, futures, swaps, and written options. Forward foreign currency contracts and futures are reported at their unrealized gain/loss at period end. Swaps and written options are reported at their market value at period end.

See Accompanying Notes to Financial Statements

46

ING INDEX PLUS SMALLCAP FUND	PORTFOLIO OF INVESTMENTS AS OF NOVEMBER 30, 2008 (UNAUDITED)

Shares			Value

COMMON STOCK: 94.6%
Advertising: 0.0%
1,742	@	inVentiv Health, Inc.	$20,956

			20,956

Aerospace/Defense: 2.1%
6,662		Cubic Corp.	176,143
4,320		Curtiss-Wright Corp.	144,288
10,010	@	Esterline Technologies Corp.	369,469
2,230	@	Moog, Inc.	71,761
10,410	@	Orbital Sciences Corp.	179,052
13,090	@	Teledyne Technologies, Inc.	531,716

			1,472,429

Agriculture: 0.2%
22,400	@	Alliance One International, Inc.	69,440
4,350	L	Andersons, Inc.	55,071

			124,511

Airlines: 0.6%
28,091		Skywest, Inc.	426,983

			426,983

Apparel: 1.8%
12,325	@	Carter's, Inc.	233,066
3,760	@	Deckers Outdoor Corp.	224,246
19,592	@, L	Iconix Brand Group, Inc.	165,944
40	@	Maidenform Brands, Inc.	370
3,850		Oxford Industries, Inc.	23,100
6,950	@	Perry Ellis International, Inc.	37,669
7,960	@	Quiksilver, Inc.	11,144
6,390	@	Skechers USA, Inc.	76,936
4,000	@, L	True Religion Apparel, Inc.	50,360
4,960	@, L	Volcom, Inc.	49,997
18,753		Wolverine World Wide, Inc.	361,370

			1,234,202

Auto Parts & Equipment: 0.2%
8,500	L	Superior Industries International	103,955

			103,955

Banks: 9.0%
36,030		Bank Mutual Corp.	369,308
31,200	L	Cascade Bancorp.	212,160
10,410		Central Pacific Financial Corp.	133,248
6,900		Community Bank System, Inc.	159,114
28,210	L	Corus Bankshares, Inc.	33,570
15,838		East-West Bancorp., Inc.	234,402
5,900		First Financial Bankshares, Inc.	308,275
21,958		First Midwest Bancorp., Inc.	404,247
14,998	L	Frontier Financial Corp.	42,894
22,680		Glacier Bancorp., Inc.	403,250
7,950		Hancock Holding Co.	342,725
43,663	L	Hanmi Financial Corp.	102,608
17,760		Nara Bancorp., Inc.	192,874
20,250	L	National Penn Bancshares, Inc.	311,445
10,910		Prosperity Bancshares, Inc.	360,139
5,000	@	Signature Bank	149,000
8,360		Sterling Bancorp.	108,764
40,700	S	Sterling Bancshares, Inc.	272,690
10,450		Susquehanna Bancshares, Inc.	159,676
24,000		Trustco Bank Corp.	254,160
39,289	L	UCBH Holdings, Inc.	182,301
8,200		UMB Financial Corp.	392,042
2,500		United Bankshares, Inc.	83,125

Shares			Value

Banks: (continued)
7,149	L	United Community Banks, Inc.	$94,224
26,119		Whitney Holding Corp.	457,866
20,350		Wilshire Bancorp., Inc.	139,601
11,790		Wintrust Financial Corp.	243,228

			6,146,936

Beverages: 0.4%
2,250	@, L	Boston Beer Co., Inc.	72,180
3,900	@, L	Green Mountain Coffee Roasters, Inc.	141,726
1,950	@	Peet's Coffee & Tea, Inc.	44,012

			257,918

Biotechnology: 1.1%
13,010	@	Cubist Pharmaceuticals, Inc.	319,526
4,410	@	Enzo Biochem, Inc.	22,447
7,770	@, L	Martek Biosciences Corp.	217,172
13,373	@	Regeneron Pharmaceuticals, Inc.	206,747

			765,892

Building Materials: 1.9%
9,380		Apogee Enterprises, Inc.	73,164
9,400		Eagle Materials, Inc.	197,400
20,334		Gibraltar Industries, Inc.	262,309
12,872		Lennox International, Inc.	355,782
12,170	@	NCI Building Systems, Inc.	185,227
8,341		Quanex Building Products Corp.	77,238
2,600	L	Texas Industries, Inc.	80,236
4,844		Universal Forest Products, Inc.	101,869

			1,333,225

Chemicals: 1.6%
17,326		HB Fuller Co.	307,363
5,090		NewMarket Corp.	170,413
7,100	@	OM Group, Inc.	140,083
11,520		Quaker Chemical Corp.	147,571
19,550		Schulman A, Inc.	265,294
4,650		Zep, Inc.	84,212

			1,114,936

Commercial Services: 4.8%
14,800		Aaron Rents, Inc.	391,164
1,819		Administaff, Inc.	31,069
7,670	@	AMN Healthcare Services, Inc.	68,416
9,640		Arbitron, Inc.	135,249
3,050	@	Capella Education Co.	182,573
6,000		CDI Corp.	61,380
4,421		Chemed Corp.	180,200
3,606	@	Consolidated Graphics, Inc.	51,818
20,150	@	Cross Country Healthcare, Inc.	175,507
11,000	@	Geo Group, Inc.	212,300
12,200		Heartland Payment Systems, Inc.	209,596
7,276		Heidrick & Struggles International, Inc.	150,613
14,090		Hillenbrand, Inc.	224,313
2,105	@	Kendle International, Inc.	43,089
1,750		Landauer, Inc.	100,485
8,492	@	Live Nation, Inc.	41,526
24,160	@	On Assignment, Inc.	138,920
2,550	@	Parexel International Corp.	21,216
2,670	@, L	Pharmanet Development Group	3,231
3,632	@, L	Pre-Paid Legal Services, Inc.	145,280
8,850	@	Ticketmaster	35,312
11,686	@	TrueBlue, Inc.	86,593

See Accompanying Notes to Financial Statements

47

ING INDEX PLUS SMALLCAP FUND	PORTFOLIO OF INVESTMENTS AS OF NOVEMBER 30, 2008 (UNAUDITED) (CONTINUED)

Shares			Value

Commercial Services: (continued)
6,375	@	Volt Information Sciences, Inc.	$38,760
13,954		Watson Wyatt Worldwide, Inc.	562,625

			3,291,235

Computers: 2.9%
10,061	@	CACI International, Inc.	446,809
15,956	@	Ciber, Inc.	68,451
19,750	@, L	Hutchinson Technology, Inc.	55,300
33,560	@	Insight Enterprises, Inc.	136,589
13,800	@	Manhattan Associates, Inc.	211,830
29,140	@	Micros Systems, Inc.	485,181
6,370		MTS Systems Corp.	165,684
26,110	@	Radisys Corp.	156,660
2,900	@	SI International, Inc.	88,566
2,650	@	SYKES Enterprises, Inc.	49,158
7,255	@, L	Synaptics, Inc.	159,392

			2,023,620

Cosmetics/Personal Care: 0.4%
3,960	@, L	Chattem, Inc.	287,377

			287,377

Distribution/Wholesale: 3.1%
25,850	@	Brightpoint, Inc.	106,502
8,600	@	Fossil, Inc.	130,720
36,860	@	LKQ Corp.	384,081
14,250		Owens & Minor, Inc.	591,803
9,450	@	Scansource, Inc.	160,745
11,118	@	School Specialty, Inc.	178,110
11,340	@	United Stationers, Inc.	360,725
5,720		Watsco, Inc.	225,025

			2,137,711

Diversified Financial Services: 2.3%
14,960		Financial Federal Corp.	287,531
2,650		Greenhill & Co., Inc.	180,465
17,991	@	Investment Technology Group, Inc.	300,989
12,799	@	LaBranche & Co., Inc.	62,715
36,050		National Financial Partners Corp.	57,320
10,520		OptionsXpress Holdings, Inc.	148,227
5,080	@, L	Portfolio Recovery Associates, Inc.	171,501
2,950	@	Stifel Financial Corp.	126,880
8,796		SWS Group, Inc.	128,598
8,200	@	TradeStation Group, Inc.	57,564
4,288	@	World Acceptance, Corp.	83,916

			1,605,706

Electric: 1.9%
13,700		Avista Corp.	242,079
3,900		Central Vermont Public Service Corp.	73,671
2,350		CH Energy Group, Inc.	102,789
13,150		Cleco Corp.	309,946
23,000	@	El Paso Electric Co.	414,460
6,350		Unisource Energy Corp.	178,245

			1,321,190

Electrical Components & Equipment: 0.2%
7,430		Belden CDT, Inc.	129,431
1,915	@	Littelfuse, Inc.	28,802

			158,233

Electronics: 5.0%
960		Analogic Corp.	37,498
1,950	@	Axsys Technologies, Inc.	136,130

Shares			Value

Electronics: (continued)
38,490	@	Benchmark Electronics, Inc.	$488,053
19,800		Brady Corp.	408,870
9,014	@	Checkpoint Systems, Inc.	104,202
26,975		CTS Corp.	149,172
5,462	@	Cymer, Inc.	128,302
4,850		Daktronics, Inc.	44,184
8,315	@	Dionex Corp.	426,476
2,050	@	II-VI, Inc.	41,246
5,360	@	Itron, Inc.	253,957
13,710	@	LoJack Corp.	54,155
19,998		Methode Electronics, Inc.	169,183
7,670	@	Plexus Corp.	127,936
11,400	@	Rogers Corp.	321,480
17,060		Technitrol, Inc.	59,710
21,217	@	TTM Technologies, Inc.	108,419
11,900		Watts Water Technologies, Inc.	267,750
5,988		Woodward Governor Co.	127,185

			3,453,908

Engineering & Construction: 0.6%
24,414	@	EMCOR Group, Inc.	385,009

			385,009

Entertainment: 0.2%
37,790	@	Shuffle Master, Inc.	161,741

			161,741

Environmental Control: 1.1%
11,196	@	Calgon Carbon Corp.	142,973
29,850	@	Darling International, Inc.	149,250
2,050	@	Tetra Tech, Inc.	41,082
14,597	@	Waste Connections, Inc.	412,073

			745,378

Food: 1.4%
2,540		Cal-Maine Foods, Inc.	64,033
3,550		Diamond Foods, Inc.	107,281
8,226	@	Hain Celestial Group, Inc.	129,477
5,200		J&J Snack Foods Corp.	154,648
3,800		Nash Finch Co.	170,468
10,542	@	TreeHouse Foods, Inc.	250,794
2,950	@	United Natural Foods, Inc.	53,130

			929,831

Forest Products & Paper: 0.1%
19,472	@	Buckeye Technologies, Inc.	87,819

			87,819

Gas: 3.3%
28,367	S	Atmos Energy Corp.	707,168
1,300		Laclede Group, Inc.	68,484
5,879		New Jersey Resources Corp.	236,101
900		Northwest Natural Gas Co.	44,955
9,130		Piedmont Natural Gas Co.	306,768
10,020		South Jersey Industries, Inc.	390,780
19,150		Southwest Gas Corp.	495,985

			2,250,241

Hand/Machine Tools: 1.2%
21,310		Baldor Electric Co.	351,189
13,430		Regal-Beloit Corp.	451,785

			802,974

See Accompanying Notes to Financial Statements

48

ING INDEX PLUS SMALLCAP FUND	PORTFOLIO OF INVESTMENTS AS OF NOVEMBER 30, 2008 (UNAUDITED) (CONTINUED)

Shares			Value

Healthcare — Products: 3.0%
16,250	@	American Medical Systems Holdings, Inc.	$143,000
4,570	@, L	Arthrocare Corp.	59,776
5,160		Cooper Cos., Inc.	69,144
7,600	@	Cyberonics	104,348
2,150	@	Haemonetics Corp.	122,959
6,500	@	ICU Medical, Inc.	196,625
14,169	@	Immucor, Inc.	343,882
6,600		Invacare Corp.	97,548
10,900	@	Kensey Nash Corp.	201,432
6,280	L	Mentor Corp.	101,422
2,000		Meridian Bioscience, Inc.	47,660
15,650	@	Merit Medical Systems, Inc.	227,082
16,650	@	PSS World Medical, Inc.	289,544
1,420	@, L	SurModics, Inc.	32,291
1,020		West Pharmaceutical Services, Inc.	36,210

			2,072,923

Healthcare — Services: 3.6%
4,770	@, L	Amedisys, Inc.	185,505
17,043	@	AMERIGROUP Corp.	418,576
4,301	@	Amsurg Corp.	85,719
11,731	@	Centene Corp.	217,024
15,500	@	Healthspring, Inc.	226,145
18,800	@	Healthways, Inc.	152,092
4,700	@	Magellan Health Services, Inc.	154,395
10,410	@	Molina Healthcare, Inc.	246,613
16,200	@	Odyssey HealthCare, Inc.	132,354
15,640	@	Pediatrix Medical Group, Inc.	486,717
12,400	@	Res-Care, Inc.	161,820

			2,466,960

Home Builders: 0.3%
12,161	@, L	Champion Enterprises, Inc.	8,878
6,660		M/I Homes, Inc.	70,196
7,950	@	Meritage Homes Corp.	98,580

			177,654

Home Furnishings: 0.3%
5,545		Ethan Allen Interiors, Inc.	76,576
6,520	@	Universal Electronics, Inc.	108,232

			184,808

Household Products/Wares: 0.1%
12,160	@	Central Garden & Pet Co.	50,829

			50,829

Housewares: 0.6%
13,535		Toro Co.	384,935

			384,935

Insurance: 3.5%
21,634		Delphi Financial Group	261,771
5,700		Infinity Property & Casualty Corp.	261,573
3,170	@	Navigators Group, Inc.	172,131
6,919	@	ProAssurance Corp.	377,708
4,154		RLI Corp.	242,261
9,414		Safety Insurance Group, Inc.	330,243
11,516		Selective Insurance Group	264,407
7,610		Tower Group, Inc.	173,584
6,850		United Fire & Casualty Co.	146,522
4,610		Zenith National Insurance Corp.	152,084

			2,382,284

Shares			Value

Internet: 2.3%
10,240	@	Blue Coat Systems, Inc.	$91,034
2,630	@, L	Blue Nile, Inc.	62,752
3,306	@	Cybersource Corp.	30,680
17,800	@	DealerTrack Holdings, Inc.	210,930
9,600	@	Interwoven, Inc.	124,896
17,890	@	j2 Global Communications, Inc.	349,213
4,300	@	Knot, Inc.	32,336
7,750		Nutri/System, Inc.	108,578
16,280	@	Perficient, Inc.	49,654
12,991	@	Stamps.com, Inc.	115,100
24,964		United Online, Inc.	165,511
15,460	@	Websense, Inc.	249,988

			1,590,672

Iron/Steel: 0.1%
4,300		Olympic Steel, Inc.	75,250

			75,250

Leisure Time: 0.9%
13,606	L	Polaris Industries, Inc.	371,444
11,290	@	WMS Industries, Inc.	278,299

			649,743

Machinery — Diversified: 1.6%
12,911		Applied Industrial Technologies, Inc.	246,084
13,130		Cognex Corp.	178,962
19,013	@	Gardner Denver, Inc.	470,572
7,608		Robbins & Myers, Inc.	171,180

			1,066,798

Media: 0.1%
16,050		EW Scripps Co.	47,027

			47,027

Metal Fabricate/Hardware: 0.8%
5,090		AM Castle & Co.	46,217
1,767		Lawson Products	40,341
16,790		Mueller Industries, Inc.	391,207
1,880		Valmont Industries, Inc.	103,964

			581,729

Mining: 0.2%
4,200		Amcol International Corp.	84,588
3,750	@	Century Aluminum Co.	30,563
2,580	@	RTI International Metals, Inc.	31,012

			146,163

Miscellaneous Manufacturing: 3.1%
15,481		Acuity Brands, Inc.	417,368
9,695		AO Smith Corp.	317,414
10,140		Barnes Group, Inc.	135,775
10,115	@, L	Ceradyne, Inc.	265,620
3,960		Clarcor, Inc.	127,156
12,160	@, S	EnPro Industries, Inc.	227,028
24,560	@	Griffon Corp.	196,480
6,400		John Bean Technologies Corp.	55,872
4,070	@	Lydall, Inc.	21,490
13,930		Movado Group, Inc.	188,055
5,280		Myers Industries, Inc.	32,102
8,150		Tredegar Corp.	128,118

			2,112,478

See Accompanying Notes to Financial Statements

49

ING INDEX PLUS SMALLCAP FUND	PORTFOLIO OF INVESTMENTS AS OF NOVEMBER 30, 2008 (UNAUDITED) (CONTINUED)

Shares			Value

Oil & Gas: 2.1%
19,970	@	Atwood Oceanics, Inc.	$361,457
3,800		Penn Virginia Corp.	114,114
1,000	@	Petroleum Development Corp.	19,200
15,020	@, L	Petroquest Energy, Inc.	105,290
12,750	@	Pioneer Drilling Co.	93,585
14,760		St. Mary Land & Exploration Co.	296,824
15,820	@	Stone Energy Corp.	262,928
7,437	@	Swift Energy Co.	158,929

			1,412,327

Oil & Gas Services: 1.8%
15,400	@	Basic Energy Services, Inc.	176,792
4,000		Gulf Island Fabrication, Inc.	57,640
4,700	@	Hornbeck Offshore Services, Inc.	79,336
20,340	@	ION Geophysical Corp.	61,020
5,559		Lufkin Industries, Inc.	274,114
10,800	@	Oil States International, Inc.	231,336
5,199	@	SEACOR Holdings, Inc.	343,810

			1,224,048

Packaging & Containers: 0.8%
15,490		Rock-Tenn Co.	523,097

			523,097

Pharmaceuticals: 1.7%
6,600	@, L	Alpharma, Inc.	238,260
7,810	@	Catalyst Health Solutions, Inc.	175,725
7,250	@	Par Pharmaceutical Cos., Inc.	84,535
6,500	@	PharMerica Corp.	108,030
30,620	@	Salix Pharmaceuticals Ltd.	248,022
16,640	@	Theragenics Corp.	24,294
24,700	@	Viropharma, Inc.	279,110

			1,157,976

Real Estate: 0.0%
6,260	@	Forestar Real Estate Group, Inc.	28,984

			28,984

Retail: 7.8%
3,522		Brown Shoe Co., Inc.	19,864
9,725		Buckle, Inc.	183,414
2,670	@, L	Buffalo Wild Wings, Inc.	61,303
9,936		Casey's General Stores, Inc.	294,602
10,360		Cash America International, Inc.	279,824
19,808		Cato Corp.	276,520
11,589	@	CEC Entertainment, Inc.	199,447
16,600	@	Charlotte Russe Holding, Inc.	83,000
5,100	@	Childrens Place Retail Stores, Inc.	119,595
33,720		Christopher & Banks Corp.	113,636
19,210	@, L	Dress Barn, Inc.	150,414
12,950		Finish Line	68,765
14,150	@	First Cash Financial Services, Inc.	218,193
7,250	@	Genesco, Inc.	97,585
10,248	@	Gymboree Corp.	257,737
4,750	L	Haverty Furniture Cos., Inc.	40,328
6,200	@	Hibbett Sporting Goods, Inc.	88,288
12,750	@	HOT Topic, Inc.	104,805
2,070	@	Jack in the Box, Inc.	36,225
7,950	@, L	Jo-Ann Stores, Inc.	110,346
12,870	@, L	JoS. A Bank Clothiers, Inc.	251,609
2,812	L	Landry's Restaurants, Inc.	32,591
12,345	@, L	Panera Bread Co.	548,612
14,110	@	PetMed Express, Inc.	252,992

Shares			Value

Retail: (continued)
16,310	@, L	PF Chang's China Bistro, Inc.	$305,486
6,520	@	Red Robin Gourmet Burgers, Inc.	79,479
12,129	@	Sonic Corp.	102,490
8,180	@	Texas Roadhouse, Inc.	45,726
11,780	@	Tractor Supply Co.	452,116
10,105	@	Tween Brands, Inc.	38,803
7,140		World Fuel Services Corp.	259,182
12,950	@, L	Zale Corp.	76,794
8,160	@	Zumiez, Inc.	70,502

			5,320,273

Savings & Loans: 0.8%
19,967		Anchor Bancorp. Wisconsin, Inc.	58,503
17,360		Brookline Bancorp., Inc.	195,994
21,400		Dime Community Bancshares	288,686
9,860	@, L	Guaranty Financial Group, Inc.	26,622

			569,805

Semiconductors: 3.2%
4,400	@	ATMI, Inc.	52,448
23,300	@	Axcelis Technologies, Inc.	13,747
7,810	@	Brooks Automation, Inc.	30,147
12,430	@, L	Cabot Microelectronics Corp.	307,891
5,158		Cohu, Inc.	57,770
34,650	@, L	Cypress Semiconductor Corp.	129,245
5,020	@	Diodes, Inc.	23,443
33,760	@	DSP Group, Inc.	193,107
4,100	@	Hittite Microwave Corp.	119,802
17,500	@, L	Kulicke & Soffa Industries, Inc.	24,675
5,420	@	Microsemi Corp.	105,636
18,800	@	MKS Instruments, Inc.	269,028
3,631	@	Pericom Semiconductor Corp.	19,644
37,535	@	Skyworks Solutions, Inc.	202,314
11,860	@	Standard Microsystems Corp.	180,746
1,550	@	Supertex, Inc.	32,318
32,800	@	Triquint Semiconductor, Inc.	84,624
7,350	@	Ultratech, Inc.	92,243
14,909	@	Varian Semiconductor Equipment Associates, Inc.	274,326
3,050	@	Veeco Instruments, Inc.	18,087

			2,231,241

Software: 3.8%
7,850	@	Avid Technology, Inc.	98,282
5,000		Blackbaud, Inc.	62,500
3,390	@	Concur Technologies, Inc.	93,056
2,900	@	CSG Systems International	48,836
5,150	@	Digi International, Inc.	47,483
8,050	@	Eclipsys Corp.	105,616
44,700	@, L	Epicor Software Corp.	183,270
26,670	@	Informatica Corp.	370,180
13,842	@	JDA Software Group, Inc.	182,438
13,700	@	Omnicell, Inc.	155,358
11,657	@	Phase Forward, Inc.	161,683
8,160	@	Phoenix Technologies Ltd.	27,254
19,175	@	Progress Software Corp.	408,044
6,950	@	Smith Micro Software, Inc.	35,515
5,688	@	SPSS, Inc.	139,015
11,300	@	SYNNEX Corp.	118,198
18,550	@	Take-Two Interactive Software, Inc.	225,383
6,400	@	Taleo Corp.	41,344
6,950	@	Tyler Technologies, Inc.	87,779

			2,591,234

See Accompanying Notes to Financial Statements

50

ING INDEX PLUS SMALLCAP FUND	PORTFOLIO OF INVESTMENTS AS OF NOVEMBER 30, 2008 (UNAUDITED) (CONTINUED)

Shares			Value

Telecommunications: 2.2%
40,750	@	Adaptec, Inc.	$114,508
8,940	@	Anixter International, Inc.	244,956
29,033	@	Arris Group, Inc.	208,747
8,450	S	Black Box Corp.	206,856
1,910	@	Comtech Telecommunications	90,591
15,504	L	Fairpoint Communications, Inc.	54,264
25,595	@	Harmonic, Inc.	131,814
14,870	@	Netgear, Inc.	179,927
29,650	@, L	Network Equipment Technologies, Inc.	101,403
17,880	@	Novatel Wireless, Inc.	68,480
8,750	@	Tekelec	107,188
6,030	@	Tollgrade Communications, Inc.	29,246

			1,537,980

Textiles: 0.7%
13,535		G&K Services, Inc.	316,719
5,370		Unifirst Corp.	148,803

			465,522

Toys/Games/Hobbies: 0.2%
7,055	@	Jakks Pacific, Inc.	126,285
4,300	@	RC2 Corp.	45,709

			171,994

Transportation: 1.6%
8,920		Arkansas Best Corp.	236,826
5,100		Heartland Express, Inc.	78,744
5,512	@	HUB Group, Inc.	147,170
14,330	@	Kirby Corp.	364,412
5,350		Landstar System, Inc.	171,949
3,982	@	Old Dominion Freight Line	94,772

			1,093,873

		Total Common Stock (Cost $86,638,309)	64,962,523

REAL ESTATE INVESTMENT TRUSTS: 3.8%
Apartments: 0.7%
4,830		Home Properties, Inc.	188,370
3,250		Mid-America Apartment Communities, Inc.	120,348
9,800		Post Properties, Inc.	153,664

			462,382

Diversified: 0.8%
18,880		Colonial Properties Trust	107,050
9,370		Entertainment Properties Trust	229,846
27,600		Lexington Corporate Properties Trust	133,860
1,000		PS Business Parks, Inc.	47,660

			518,416

Health Care: 0.4%
4,780	L	Medical Properties Trust, Inc.	29,779
16,310		Senior Housing Properties Trust	227,198

			256,977

Hotels: 0.5%
65,270		DiamondRock Hospitality Co.	242,804
14,450		LaSalle Hotel Properties	127,449

			370,253

Office Property: 0.6%
12,990		BioMed Realty Trust, Inc.	121,067

Shares			Value

Office Property: (continued)
4,110		Kilroy Realty Corp.	$125,232
9,320		Parkway Properties, Inc.	127,404

			373,703

Regional Malls: 0.1%
17,310		Pennsylvania Real Estate Investment Trust	77,895

			77,895

Shopping Centers: 0.4%
16,250		Cedar Shopping Centers, Inc.	76,375
3,250		Inland Real Estate Corp.	36,303
8,850		Kite Realty Group Trust	34,604
3,250	L	Tanger Factory Outlet Centers, Inc.	119,080

			266,362

Single Tenant: 0.1%
5,590		National Retail Properties, Inc.	74,962

			74,962

Storage: 0.1%
7,071		Extra Space Storage, Inc.	62,578
1,235		Sovran Self Storage, Inc.	33,543

			96,121

Warehouse/Industrial: 0.1%
2,450		EastGroup Properties, Inc.	78,964

			78,964

		Total Real Estate Investment Trusts (Cost $5,253,412)	2,576,035

		Total Long-Term Investments (Cost $92,062,791)	67,538,558

Principal Amount			Value

SHORT-TERM INVESTMENTS: 8.5%

Repurchase Agreement: 1.6%
$1,121,000	Deutsche Bank Repurchase Agreement dated 11/28/08, 0.220%, due 12/01/08, $1,121,021 to be received upon repurchase (Collateralized by $1,144,000 Federal Home Loan Mortgage Corporation, Discount Note, Market Value $1,143,886, due 12/15/08)		$1,121,000

	Total Repurchase Agreement (Cost $1,121,000)		1,121,000

Securities Lending Collateralcc: 6.9%
4,784,391	Bank of New York Mellon Corp. Institutional Cash Reserves		4,717,506

	Total Securities Lending Collateral (Cost $4,784,391)		4,717,506

	Total Short-Term Investments (Cost $5,905,391)		5,838,506

	Total Investments in Securities (Cost $97,968,182)*	106.9%	$73,377,064
	Other Assets and Liabilities - Net	(6.9)	(4,738,568)

	Net Assets	100.0%	$68,638,496

See Accompanying Notes to Financial Statements

51

ING INDEX PLUS SMALLCAP FUND	PORTFOLIO OF INVESTMENTS AS OF NOVEMBER 30, 2008 (UNAUDITED) (CONTINUED)

@	Non-income producing security
cc	Securities purchased with cash collateral for securities loaned.
S	All or a portion of this security is segregated to cover collateral requirements for applicable futures, options, swaps, foreign forward currency contracts and/or when-issued or delayed-delivery securities.
L	Loaned security, a portion or all of the security is on loan at November 30, 2008.
*	Cost for federal income tax purposes is $100,014,279.

Net unrealized depreciation consists of:
Gross Unrealized Appreciation	$1,587,001
Gross Unrealized Depreciation	(28,224,216)

Net Unrealized Depreciation	$(26,637,215)

ING Index Plus SmallCap Fund Open Futures Contracts on November 30, 2008

Contract Description	Number of Contracts	Expiration Date	Unrealized Appreciation
Long Contracts
Russell 2000 Mini	26	12/19/08	$104,351

			$104,351

The following table summarizes the inputs used as of November 30, 2008 in determining the Fund's investments at fair value for purposes of SFAS 157:

	Investments in Securities	Other Financial Instruments*
Level 1 — Quoted Prices	$67,538,558	$104,351
Level 2 — Other Significant Observable Inputs	5,838,506	—
Level 3 — Significant Unobservable Inputs	—	—

Total	$73,377,064	$104,351

“Fair value” for purposes of SFAS 157 is different from “fair value” as used in the 1940 Act. The former generally implies market value, and can include market quotations as a source of value, and the latter refers to determinations of actual value in absence of available market quotations.

*	Other financial instruments may include forward foreign currency contracts, futures, swaps, and written options. Forward foreign currency contracts and futures are reported at their unrealized gain/loss at period end. Swaps and written options are reported at their market value at period end.

See Accompanying Notes to Financial Statements

52

ING Funds Distributor, LLC offers the funds listed below. Before investing in a fund, shareholders should carefully review the fund’s prospectus. Investors may obtain a copy of a prospectus of any ING Fund by calling (800) 992-0180 or by going to www.ingfunds.com.

Domestic Equity and Income Funds

ING Balanced Fund

ING Growth and Income Fund

ING Real Estate Fund

Domestic Equity Fund-of-Funds

ING Strategic Allocation Conservative Fund

ING Strategic Allocation Growth Fund

ING Strategic Allocation Moderate Fund

Domestic Equity Growth Funds

ING 130/30 Fundamental Research Fund

ING Corporate Leaders 100 Fund

ING Equity Dividend Fund

ING Fundamental Research Fund

ING LargeCap Growth Fund

ING MidCap Opportunities Fund

ING Opportunistic LargeCap Fund

ING Small Company Fund

ING SmallCap Opportunities Fund

ING Tactical Asset Allocation Fund

Domestic Equity Index Funds

ING Index Plus LargeCap Equity Fund VIII

ING Index Plus LargeCap Fund

ING Index Plus MidCap Fund

ING Index Plus SmallCap Fund

Domestic Equity Value Funds

ING Financial Services Fund

ING SmallCap Value Multi-Manager Fund

ING Value Choice Fund

Fixed-Income Funds

ING GNMA Income Fund

ING High Yield Bond Fund

ING Intermediate Bond Fund

Global Equity Funds

ING Global Equity Dividend Fund

ING Global Natural Resources Fund

ING Global Real Estate Fund

ING Global Science and Technology Fund

ING Global Value Choice Fund

International Equity Funds

ING Asia-Pacific Real Estate Fund

ING Disciplined International SmallCap Fund

ING Emerging Countries Fund

ING European Real Estate Fund

ING Foreign Fund

ING Greater China Fund

ING Index Plus International Equity Fund

ING International Capital Appreciation Fund

ING International Equity Dividend Fund

ING International Growth Opportunities Fund

ING International Real Estate Fund

ING International SmallCap Multi-Manager Fund

ING International Value Fund

ING International Value Choice Fund

ING Russia Fund

Global and International Fixed-Income Funds

ING Emerging Markets Fixed Income Fund

ING Global Bond Fund

International Funds-of-Funds

ING Diversified International Fund

ING Global Target Payment Fund

Loan Participation Fund

ING Senior Income Fund

Money Market Funds*

ING Money Market Fund

ING Classic Money Market Fund

*	An investment in a fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the funds.

Investment Adviser

ING Investments, LLC

7337 East Doubletree Ranch Road

Scottsdale, Arizona 85258

Administrator

ING Funds Services, LLC

7337 East Doubletree Ranch Road

Scottsdale, Arizona 85258

Distributor

ING Funds Distributor, LLC

7337 East Doubletree Ranch Road

Scottsdale, Arizona 85258

Transfer Agent

DST Systems, Inc.

P.O. Box 419368

Kansas City, Missouri 64141

Custodian

The Bank of New York Mellon

One Wall Street

New York, New York 10286

Legal Counsel

Goodwin Procter LLP

Exchange Place

53 State Street

Boston, Massachusetts 02109

For more complete information, or to obtain a prospectus for any ING Fund, please call your investment professional or ING Funds Distributor, LLC at (800) 992-0180 or log on to www.ingfunds.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund. Check with your investment professional to determine which funds are available for sale within their firm. Not all funds are available for sale within their firm. Not all funds are available for sale at all firms.

PRSAR-ADEABCIOR	(1108-012109)

Semi-Annual Report

November 30, 2008

Classes A, B, C, I and O

Strategic Allocation Funds-of-Funds

■	ING Strategic Allocation Conservative Fund

■	ING Strategic Allocation Growth Fund

■	ING Strategic Allocation Moderate Fund

E-Delivery Sign-up – details inside

This report is submitted for general information to shareholders of the ING Funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.

M U T U A L F U N D S

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PROXY VOTING INFORMATION

A description of the policies and procedures that the Funds use to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Funds’ website at www.ingfunds.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov. Information regarding how the Funds voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Funds’ website at www.ingfunds.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330; and is available upon request from the Funds by calling Shareholder Services toll-free at (800) 992-0180.

PRESIDENT’S LETTER

Dear Shareholders,

We are in the midst of one of the most challenging periods ever faced by investors, and we at ING Funds are aware of the anxiety that you may be feeling at this time.

I want to assure you that we are actively engaged in monitoring the situation and are committed to keeping you fully informed of how the rapidly unfolding events around us may impact your investments with our company.

We recognize that the confidence of many investors is being tested, perhaps as never before. It is understandable that some of you may be second guessing your investment strategy due to these recent events. We encourage you to work with your investment professional and seek out their advice about your portfolio in light of the current conditions. But we also urge investors not to make rash decisions. ING Funds still believes that a well-diversified, globally allocated portfolio remains the most effective investment strategy of all. We ask that investors not lose sight of their commitment to the long-term.

We thank you for your support and confidence and we look forward to continuing to do business with you in the future.

Sincerely,

Shaun P. Mathews,

CEO

ING Funds

December 19, 2008

The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and ING Funds disclaims any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for an ING Fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any ING Fund. Reference to specific company securities should not be construed as recommendations or investment advice.

For more complete information, or to obtain a prospectus for any ING Fund, please call your investment professional or ING Funds Distributor, LLC at (800) 992-0180 or log on to www.ingfunds.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund. Check with your investment professional to determine which funds are available for sale within their firm. Not all funds are available for sale at all firms.

1

MARKET PERSPECTIVE:  SIX MONTHS ENDED NOVEMBER 30, 2008

As our new fiscal year started, hopes that the worst of the 10-month long global credit crisis had passed were fading. By November 30, 2008, central banks, according to their critics, were “printing money” to stop credit markets from falling into the abyss of systemic failure. Global equities in the form of the Morgan Stanley Capital International (“MSCI”) World® Index(1) measured in local currencies, including net reinvested dividends (“MSCI” for regions discussed below) plunged 36.10% in the six months ended November 30, 2008. In currencies, the dollar surged by 22.30% against the euro and 28.50% against the pound during the period, as the outlook for the eurozone and UK economies darkened. However, the dollar fell 9.40% to the Japanese yen as carry-trades (essentially short yen positions) were unwound amid intensifying risk aversion. The price of oil peaked at about $147 in mid July 2008, but a strengthening dollar and slackening demand squeezed it to barely one third of that price on November 30, 2008.

As described in our last annual report, the Federal Reserve Board’s 325 basis points (or 3.25%) in federal funds rate reductions through April 2008, Bear Stearns’ forced sale to JP Morgan in March and the opening of the discount window to other primary dealers prompted an 8% relief-rally, which was foundering by mid-May 2008.

Fundamentally, little had changed. The housing market continued to deteriorate, with urban house prices down a record 17.4% year-over-year by November 2008, by one measure. In September one in every 452 housing units in the country received a foreclosure notice. Credit remained tight: despite another 100 basis points (or 1.00%) of federal funds rate easing, 30-year fixed mortgage rates lingered near their 2007 average until late November. Payrolls recorded their tenth straight fall, pushing the unemployment rate up to 6.50%. Third quarter gross domestic product registered its first decline since 2001.

Yet it was more crises in the financial sector that brought matters to a head.

In September 2008, the U.S. Department of the Treasury (“Treasury”) put the Federal National Mortgage Association (“Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“Freddie Mac”) into “conservatorship”. Merrill Lynch and Wachovia were forced into the arms of stronger institutions, with official encouragement. Global insurer AIG received a massive government loan. But Lehman Brothers was left to file for Chapter 11 bankruptcy protection.

It was soon realized that allowing Lehman Brothers to fall threatened to turn a credit crisis into a credit market collapse. Short term Lehman Brothers paper was widely held in money market funds, which now showed signs of turning their backs on commercial credit.

So, after more than one year of crisis, nothing that had been tried had worked. The U.S. Government was now in the position of choosing winners and losers among financial institutions. Systemic policy was called for to address impending systemic failure, and by the end of November 2008 the “policy” that the U.S. Government had stumbled into, most commentators seemed to agree, was to let the spending spigot gush, buy some kinds of financial assets and guarantee others. The scale would be mammoth; the budgetary and inflationary consequences could be worried about later.

On September 19, Treasury Secretary Paulson proposed a Troubled Asset Relief Plan (“TARP”) under which a $700 billion fund would be set up to buy illiquid mortgage securities from financial institutions.

However, the following month he announced that $250 billion of the TARP fund would be used to recapitalize nine banks and that the Federal Deposit Insurance Corporation (“FDIC”) would guarantee inter-bank debt. And on November 12, 2008, Treasury Secretary Paulson walked away from the plan to buy illiquid mortgage securities altogether. Instead, having now spent half of the $700 billion taking equity stakes in financial institutions, the rest would be used to ease pressures on consumer credit.

But this caused attention to be refocused on the holders of these illiquid mortgage securities. In particular, Citigroup lost two thirds of its already shrunken value in the next nine days. That weekend the government agreed to a $20 billion capital injection and to guarantee a large proportion of Citigroup’s vast portfolio of troubled assets.

Finally on November 25, 2008, the Federal Reserve Board (the “Fed”) announced two new steps to thaw credit for homebuyers and other consumers. It would buy $500 billion of agency mortgage-backed securities and $100 billion in agency debentures. In addition, a $200 billion program would support the prices of securities backed by consumer and small-business loans.

Only then did mortgage rates start to fall quickly.

In US fixed income markets, the Barclays Capital Aggregate Bond Index(2) of investment grade bonds

2

MARKET PERSPECTIVE:  SIX MONTHS ENDED NOVEMBER 30, 2008

returned just 24 basis points (or 0.24%) for the six months ended November 30, 2008. But high yield bonds, represented by the Barclays Capital High Yield Bond — 2% Issuer Constrained Composite Index(3), acted more like equities, losing 31.70% for the six months ended November 30, 2008, while the Barclays Capital US Government Bond Index(4) returned 7.08% for the same period.

U.S. equities, represented by the Standard & Poor’s 500® Composite Stock Price (“S&P 500®”) Index(5) including dividends, returned (35.20)% for the six months ended November 30, 2008, closing on November 20, 2008 at the lowest level since April 1997. Profits for S&P 500 companies suffered their fifth straight quarter of decline, led down by the financials sector.

Internationally, the MSCI Japan® Index(6) dropped 41.70% in the six months ended November 30, 2008 and the MSCI Europe ex UK® Index(7) dropped 36.90% for the same period, as both regions officially entered recession. Japan’s export dependent economy suffered from slowing global demand and a rising yen. The European Central Bank (the “Bank”) actually raised interest rates by 25 basis points (or 0.25%) as late as July. But by November, with inflation plunging, the Bank had reduced them again by four times as much. In the UK, the MSCI UK® Index(8) fell 27.70% as a deepening housing slump and credit crisis seemed to presage the worst contraction in decades, prompting the Bank of England to slash interest rates by 150 basis points (or 1.50%) on November 6, 2008.

(1)  The MSCI World® Index is an unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.

(2)  The Barclays Capital Aggregate Bond Index is an unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.

(3)  The Barclays Capital High Yield Bond — 2% Issuer Constrained Composite Index is an unmanaged index that measures the performance of non-investment grade fixed-income securities.

(4)  The Barclays Capital US Government Bond Index is composed of all publicly issued, nonconvertible, domestic debt of the US government or any agency thereof, quasi-federal corporations, or corporate debt guaranteed by the US government.

(5)  The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 of the largest companies in the United States.

(6)  The MSCI Japan® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.

(7)  The MSCI Europe ex UK® Index is a free float adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.

(8)  The MSCI UK® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.

All indices are unmanaged and investors cannot invest directly in an index.

Past performance does not guarantee future results. The performance quoted represents past performance. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Funds’ performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.ingfunds.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of ING’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

3

ING STRATEGIC ALLOCATION CONSERVATIVE FUND	PORTFOLIO MANAGERS’ REPORT

ING Strategic Allocation Conservative Fund seeks to provide total return (i.e., income and capital growth, both realized and unrealized) consistent with preservation of capital. ING Strategic Allocation Conservative Fund (the “Fund”) is managed by Paul Zemsky and Brian Gendreau(1), Ph.D., Portfolio Managers, of ING Investment Management Co. — the Sub-Adviser.

Performance: For the six-month period ended November 30, 2008, ING Strategic Allocation Conservative Fund’s Class A shares, excluding sales charges, provided a total return of (24.47)% compared to the Barclays Capital Aggregate Bond Index(2) and the Strategic Allocation Conservative Composite Index(3), which returned 0.24% and (20.67)%, respectively, during the same period

Portfolio Specifics: Asset allocation results contributed positively to performance of the Fund during the period, due to underweight holdings in negatively performing equity asset classes. In addition, defensive overweight positions in cash and fixed income contributed positively to the asset allocation results.

It is fair to say that the period can be considered one of the worst in terms of negative returns and extreme volatility. The VIX Index, a measure of investor fear which uses S&P 500® Index implied option volatility measures, peaked at 89 during October 2008. To put that figure into perspective, the intra-month high during September 2001 was 43, and the long-term average since 1990 is close to 20. During the period, real estate was the worst relative performer, followed by international equity and mid-cap domestic equity. Only fixed income and cash benchmarks eked out a positive return.

Performance was mixed in the underlying funds. ING Tactical Asset Allocation Fund underperformed its benchmark during the period. ING Tactical Asset Allocation Fund’s futures overlay strategy, with an average exposure long in equity with corresponding short exposure to fixed income, detracted from value. ING Index Plus LargeCap Fund was close to its benchmark during the period. Security selection resulted in gains. Energy and financial stocks proved particularly successful, offsetting the negative sector selection results. ING Index Plus MidCap Fund was also close to its benchmark in the reporting period. Security selection also was positive, with sector allocation detracting from results.

On the other hand, the ING Index Plus SmallCap Fund underperformed its benchmark, mainly due to negative selection effects in financials and industrial stocks.

The ING Index Plus International Equity Fund underperformed relative to its secondary benchmark for the period. Stock selection in the consumer discretionary, consumer staples and financial sectors detracted value, whereas selection effect in healthcare, materials and telecommunication services was positive.

ING Real Estate Fund outperformed its benchmark by a wide margin. Real estate arguably experienced one of its worst six-month periods in history. ING Real Estate Fund’s performance was driven mainly by positive security selection, specifically due to its bias toward quality property portfolios, experienced management teams and strong balance sheets. Selection was especially strong in the mall, apartment and office sectors. The Fund’s underweight to the industrial sector added value in the latter half of the period.

ING Intermediate Bond Fund had a very tough period and underperformed its benchmark for the period. Despite coordinated efforts of Congress, the Federal Reserve Board and the U.S. Treasury Department, the lending markets saw unprecedented turmoil. The largest source of underperformance was allocation to non-benchmark holdings in non-agency residential mortgage-backed securities. ING Intermediate Bond Fund’s duration and yield curve positions detracted from results, in general. Overweight positions in investment grade bonds and financials hurt performance as well.

Current Strategy and Outlook: The global economic forecast has become decidedly more negative following the last several months. The National Bureau of Economic Research has determined that the United States entered a recession during December 2007, and it appears that this recession may be the most severe since that in 1981-82. It is our view, however, that the extreme market movements of recent months are due to de-leveraging by hedge funds and other investors, rather than an exceptionally pessimistic outlook for the economy. In our opinion, the market has reached a bottom, although we expect the coming months to continue to be volatile. The equity market is factoring in a growth slowdown well beyond what we feel will occur, and with a great number of policy responses from global governments already underway, we expect to stay the course. History has shown that chasing the market, either up or down, has not been a winning strategy.

(1)	Effective January 13, 2009, Ms. Heather Hackett has replaced Mr. Gendreau as co-portfolio manager to the Fund.
(2)

Formerly known as the Lehman Brothers Aggregate Bond Index. As of October 31, 2008, all Lehman Brothers indices were renamed: the words “Lehman Brothers” changed to “Barclay’s Capital.” The Barclays Capital Aggregate Bond Index is a widely recognized, unmanaged index of publicly issued, fixed-rate U.S. government, investment grade, mortgage-backed and corporate debt securities.

(3)

The Strategic Allocation Conservative Composite Index is comprised of the asset class indices that correspond to the particular asset classes in which the Fund invests and their benchmark weightings. See page 7 for additional information.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class. The performance of the Fund depends upon the performance of the Underlying Funds, which are affected by changes in the economy and financial markets. The value of the Fund changes as the asset values of the Underlying Funds it holds go up or down. The value of your shares will fluctuate and may be worth more or less than the original cost. The timing of your investment may also affect performance.

4

ING STRATEGIC ALLOCATION GROWTH FUND	PORTFOLIO MANAGERS’ REPORT

Asset Allocation

as of November 30, 2008

(as a percent of net assets)

ING Index Plus International Equity Fund — Class I	24.9%
ING Index Plus LargeCap Fund — Class I	21.3%
ING Tactical Asset Allocation Fund — Class I	14.7%
ING Intermediate Bond Fund — Class I	14.2%
ING Index Plus MidCap Fund — Class I	9.0%
ING Index Plus SmallCap Fund — Class I	8.7%
ING Real Estate Fund — Class I	5.1%
ING Institutional Prime Money Market Fund — Class I	2.2%
Other Assets and Liabilities — Net	(0.1)%

Net Assets	100.0%

ING Strategic Allocation Growth Fund seeks to provide capital appreciation. ING Strategic Allocation Growth Fund (the “Fund”) is managed by Paul Zemsky and Brian Gendreau(1), Ph.D., Portfolio Managers, of ING Investment Management Co. — the Sub-Adviser.

Performance: For the six-month period ended November 30, 2008, ING Strategic Allocation Growth Fund’s Class A shares, excluding sales charges, provided a total return of (36.09)% compared to the Russell 3000® Index(2) and the Strategic Allocation Growth Composite Index(3), which returned (36.55)% and (34.84)%, respectively, during the same period.

Portfolio Specifics: Asset allocation results contributed positively to performance of the Fund during the period, due to underweight holdings in negatively performing equity asset classes. In addition, defensive overweight positions in cash and fixed income contributed positively to the asset allocation results.

It is fair to say that the period can be considered one of the worst in terms of negative returns and extreme volatility. The VIX Index, a measure of investor fear which uses S&P 500® Index implied option volatility measures, peaked at 89 during October 2008. To put that figure into perspective, the intra-month high during September 2001 was 43, and the long-term average since 1990 is close to 20. During the period, real estate was the worst relative performer, followed by international equity and mid-cap domestic equity. Only fixed income and cash benchmarks eked out a positive return.

Performance was mixed in the underlying funds. ING Tactical Asset Allocation Fund underperformed its benchmark during the period. ING Tactical Asset Allocation Fund’s futures overlay strategy, with an average exposure long in equity with corresponding short exposure to fixed income, detracted from value. ING Index Plus LargeCap Fund was close to its benchmark during the period. Security selection resulted in gains. Energy and financial stocks proved particularly successful, offsetting the negative sector selection results. ING Index Plus MidCap Fund was also close to its benchmark in the reporting period. Security selection also was positive, with sector allocation detracting from results. On the other hand, the ING Index Plus SmallCap Fund underperformed its benchmark, mainly due to negative selection effects in financials and industrial stocks.

The ING Index Plus International Equity Fund underperformed relative to its secondary benchmark for the period. Stock selection in the consumer discretionary, consumer staples and financial sectors detracted value, whereas selection effect in healthcare, materials and telecommunication services was positive.

ING Real Estate Fund outperformed its benchmark by a wide margin. Real estate arguably experienced one of its worst six-month periods in history. ING Real Estate Fund’s performance was driven mainly by positive security selection, specifically due to its bias toward quality property portfolios, experienced management teams and strong balance sheets. Selection was especially strong in the mall, apartment and office sectors. The Fund’s underweight to the industrial sector added value in the latter half of the period.

ING Intermediate Bond Fund had a very tough period and underperformed its benchmark for the period. Despite coordinated efforts of Congress, the Federal Reserve Board and the U.S. Treasury Department, the lending markets saw unprecedented turmoil. The largest source of underperformance was allocation to non-benchmark holdings in non-agency residential mortgage-backed securities. ING Intermediate Bond Fund’s duration and yield curve positions detracted from results, in general. Overweight positions in investment grade bonds and financials hurt performance as well.

Current Strategy and Outlook: The global economic forecast has become decidedly more negative following the last several months. The National Bureau of Economic Research has determined that the United States entered a recession during December 2007, and it appears that this recession may be the most severe since that in 1981-82. It is our view, however, that the extreme market movements of recent months are due to de-leveraging by hedge funds and other investors, rather than an exceptionally pessimistic outlook for the economy. In our opinion, the market has reached a bottom, although we expect the coming months to continue to be volatile. The equity market is factoring in a growth slowdown well beyond what we feel will occur, and with a great number of policy responses from global governments already underway, we expect to stay the course. History has shown that chasing the market, either up or down, has not been a winning strategy.

(1)	Effective January 13, 2009, Ms. Heather Hackett has replaced Mr. Gendreau as co-portfolio manager to the Fund.
(2)	The Russell 3000® Index is an unmanaged index that measures performance of the 3,000 largest U.S. companies based on total market capitalization.
(3)

The Strategic Allocation Growth Composite Index is comprised of the asset class indices that correspond to the particular asset classes in which the Fund invests and their benchmark weightings. See page 7 for additional information.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class. The performance of the Fund depends upon the performance of the Underlying Funds, which are affected by changes in the economy and financial markets. The value of the Fund changes as the asset values of the Underlying Funds it holds go up or down. The value of your shares will fluctuate and may be worth more or less than the original cost. The timing of your investment may also affect performance.

5

ING STRATEGIC ALLOCATION MODERATE FUND	PORTFOLIO MANAGERS’ REPORT

ING Strategic Allocation Moderate Fund seeks to provide total return (i.e., income and capital appreciation, both realized and unrealized). ING Strategic Allocation Moderate Fund (the “Fund”) is managed by Paul Zemsky and Brian Gendreau(1), Ph.D., Portfolio Managers, of ING Investment Management Co.  — the Sub-Adviser.

Performance: For the six-month period ended November 30, 2008, ING Strategic Allocation Moderate Fund’s Class A shares, excluding sales charges, provided a total return of (30.58)% compared to the Russell 3000® Index(2) and the Strategic Allocation Moderate Composite Index(3), which returned (36.55)% and (28.02)%, respectively, during the same period.

Portfolio Specifics: Asset allocation results contributed positively to performance of the Fund during the period, due to underweight holdings in negatively performing equity asset classes. In addition, defensive overweight positions in cash and fixed income contributed positively to the asset allocation results.

It is fair to say that the period can be considered one of the worst in terms of negative returns and extreme volatility. The VIX Index, a measure of investor fear which uses S&P 500® Index implied option volatility measures, peaked at 89 during October 2008. To put that figure into perspective, the intra-month high during September 2001 was 43, and the long-term average since 1990 is close to 20. During the period, real estate was the worst relative performer, followed by international equity and mid-cap domestic equity. Only fixed income and cash benchmarks eked out a positive return.

Performance was mixed in the underlying funds. ING Tactical Asset Allocation Fund underperformed its benchmark during the period. ING Tactical Asset Allocation Fund’s futures overlay strategy, with an average exposure long in equity with corresponding short exposure to fixed income, detracted from value. ING Index Plus LargeCap Fund was close to its benchmark during the period. Security selection resulted in gains. Energy and financial stocks proved particularly successful, offsetting the negative sector selection results. ING Index Plus MidCap Fund was also close to its benchmark in the reporting period. Security selection also was positive, with sector allocation detracting from results. On the other hand, the ING Index Plus SmallCap Fund underperformed its benchmark, mainly due to negative selection effects in financials and industrial stocks.

The ING Index Plus International Equity Fund underperformed relative to its secondary benchmark for the period. Stock selection in the consumer discretionary, consumer staples and financial sectors detracted value, whereas selection effect in healthcare, materials and telecommunication services was positive.

ING Real Estate Fund outperformed its benchmark by a wide margin. Real estate arguably experienced one of its worst six-month periods in history. ING Real Estate Fund’s performance was driven mainly by positive security selection, specifically due to its bias toward quality property portfolios, experienced management teams and strong balance sheets. Selection was especially strong in the mall, apartment and office sectors. The Fund’s underweight to the industrial sector added value in the latter half of the period.

ING Intermediate Bond Fund had a very tough period and underperformed its benchmark for the period. Despite coordinated efforts of Congress, the Federal Reserve Board and the U.S. Treasury Department, the lending markets saw unprecedented turmoil. The largest source of underperformance was allocation to non-benchmark holdings in non-agency residential mortgage-backed securities. ING Intermediate Bond Fund’s duration and yield curve positions detracted from results, in general. Overweight positions in investment grade bonds and financials hurt performance as well.

Current Strategy and Outlook: The global economic forecast has become decidedly more negative following the last several months. The National Bureau of Economic Research has determined that the United States entered a recession during December 2007, and it appears that this recession may be the most severe since that in 1981-82. It is our view, however, that the extreme market movements of recent months are due to de-leveraging by hedge funds and other investors, rather than an exceptionally pessimistic outlook for the economy. In our opinion, the market has reached a bottom, although we expect the coming months to continue to be volatile. The equity market is factoring in a growth slowdown well beyond what we feel will occur, and with a great number of policy responses from global governments already underway, we expect to stay the course. History has shown that chasing the market, either up or down, has not been a winning strategy.

(1)	Effective January 13, 2009, Ms. Heather Hackett has replaced Mr. Gendreau as co-portfolio manager to the Fund.
(2)	The Russell 3000® Index is an unmanaged index that measures performance of the 3,000 largest U.S. companies based on total market capitalization.
(3)

The Strategic Allocation Moderate Composite Index is comprised of the asset class indices that correspond to the particular asset classes in which the Fund invests and their benchmark weightings. See page 7 for additional information.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class. The performance of the Fund depends upon the performance of the Underlying Funds, which are affected by changes in the economy and financial markets. The value of the Fund changes as the asset values of the Underlying Funds it holds go up or down. The value of your shares will fluctuate and may be worth more or less than the original cost. The timing of your investment may also affect performance.

6

ING STRATEGIC ALLOCATION FUNDS	PORTFOLIO MANAGERS’ REPORT

ING Strategic Allocation Conservative Fund, ING Strategic Allocation Growth Fund and ING Strategic Allocation Moderate Fund (collectively, the “Funds”) seek to achieve their individual investment objectives by investing in a combination of underlying funds according to each Fund’s target allocation. The Funds are managed by ING Investment Management Co. — the Sub-Adviser.

Portfolio Specifics: The Sub-Adviser uses the Strategic Allocation Conservative Composite, Strategic Allocation Growth Composite, and Strategic Allocation Moderate Composite indices (each a “Composite Index” and collectively, “Composite Indices”) as benchmarks to which it compares the performance of ING Strategic Allocation Conservative Fund, ING Strategic Allocation Growth Fund and ING Strategic Allocation Moderate Fund, respectively. Each Composite Index is a blended index that is derived from the asset class comparative indices set out in the chart below. The chart shows the weightings for each asset class comparative index represented in each benchmark Composite Index, as a percentage of the Composite Index.

	Standard & Poor’s 500® Composite Stock Price Index(1)	Standard & Poor’s MidCap 400 Index(2)	Standard & Poor’s SmallCap 600 Index(3)	Morgan Stanley Capital International Europe, Australasia and Far East® Index(4)	Dow Jones Wilshire Real Estate Securities Index(5)	Barclays Capital Aggregate Bond Index(6)	30-Day U.S. T-Bill(7)
Strategic Allocation Conservative Composite	18%	3%	3%	11%	10%	50%	5%
Strategic Allocation Growth Composite	36%	9%	9%	25%	6%	13%	2%
Strategic Allocation Moderate Composite	27%	6%	6%	18%	8%	32%	3%

(1)	The Standard & Poor’s 500® Composite Stock Price Index (“S&P 500® Index”) is an unmanaged index that measures the performance of securities of approximately 500 of the largest companies in the U.S.
(2)

The Standard & Poor’s MidCap 400 Index (“S&P MidCap 400 Index”) is a market capitalization-weighted index of 400 mid-capitalization stocks chosen for market size, liquidity, and industry group representation.

(3)	The Standard & Poor’s SmallCap 600 Index (“S&P SmallCap 600 Index”) is an unmanaged index that measures the performance of the small-size company segment of the U.S. market.
(4)

The Morgan Stanley Capital International Europe, Australasia and Far East® Index (“MSCI EAFE® Index”) is an unmanaged index that measures the performance of securities listed on exchanges in markets in Europe, Australia and the Far East.

(5)	The Dow Jones Wilshire Real Estate Securities Index consists of REITs and real estate operating companies.
(6)

The Barclays Capital Aggregate Bond Index is a widely recognized, unmanaged index of publicly issued fixed rate U.S. government, investment grade, mortgage-backed, asset backed and corporate debt securities.

(7)	The 30-Day U.S. T-Bill is a U.S. government issued short-term debt sold at a discount and then redeemed at maturity at the full face value.

The following table illustrates the asset allocation of each Fund to the underlying asset class allocation targets as of November 30, 2008.

Underlying Asset Allocation Targets(8)	ING Strategic Allocation Conservative Fund	ING Strategic Allocation Growth Fund	ING Strategic Allocation Moderate Fund
U.S. Large-Capitalization Stocks	18%	36%	27%
U.S. Mid-Capitalization Stocks	3%	9%	6%
U.S. Small-Capitalization Stocks	3%	9%	6%
Non-U.S./International Stocks	11%	25%	18%
Real Estate Stocks	10%	6%	8%
Fixed-Income Securities	50%	13%	32%
Cash	5%	2%	3%

	100%	100%	100%

(8)

Fund’s current approximate target investment allocations (expressed as a percentage of its net assets). As these are target allocations, the actual allocations of each Fund’s assets may deviate from the percentages shown. Although the Funds expect to be fully invested at all times, they may maintain liquidity reserves to meet redemption requests.

All indices are unmanaged.

An investor cannot invest directly in an index.

7

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from June 1, 2008 to November 30, 2008. The Funds’ expenses are shown without the imposition of any sales charges or fees. Expenses would have been higher if such charges were included.

Actual Expenses

The first section of the table shown, “Actual Fund Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second section of the table shown, “Hypothetical (5% return before expenses),” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the hypothetical lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

ING Strategic Allocation Conservative Fund	Beginning Account Value June 1, 2008	Ending Account Value November 30, 2008	Annualized Expense Ratio(1)	Expenses Paid During the Period Ended November 30, 2008*
Actual Fund Return
Class A	$1,000.00	$755.30	0.59%	$2.60
Class B	1,000.00	752.00	1.34	5.89
Class C	1,000.00	752.30	1.34	5.89
Class I	1,000.00	755.40	0.34	1.50
Class O	1,000.00	754.50	0.59	2.59
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,022.11	0.59%	$2.99
Class B	1,000.00	1,018.35	1.34	6.78
Class C	1,000.00	1,018.35	1.34	6.78
Class I	1,000.00	1,023.36	0.34	1.72
Class O	1,000.00	1,022.11	0.59	2.99

*	Expenses are equal to each Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 183/365 to reflect the most recent fiscal half year.
(1)	The annualized expense ratios do not include expenses of Underlying Funds.

8

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED) (CONTINUED)

ING Strategic Allocation Growth Fund	Beginning Account Value June 1, 2008	Ending Account Value November 30, 2008	Annualized Expense Ratio(1)	Expenses Paid During the Period Ended November 30, 2008*
Actual Fund Return
Class A	$1,000.00	$639.10	0.48%	$1.97
Class B	1,000.00	637.40	1.23	5.05
Class C	1,000.00	636.40	1.23	5.05
Class I	1,000.00	640.50	0.23	0.95
Class O	1,000.00	639.00	0.48	1.97
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,022.66	0.48%	$2.43
Class B	1,000.00	1,018.90	1.23	6.23
Class C	1,000.00	1,018.90	1.23	6.23
Class I	1,000.00	1,023.92	0.23	1.17
Class O	1,000.00	1,022.66	0.48	2.43
ING Strategic Allocation Moderate Fund
Actual Fund Return
Class A	$1,000.00	$694.20	0.54%	$2.29
Class B	1,000.00	691.80	1.29	5.47
Class C	1,000.00	691.50	1.29	5.47
Class I	1,000.00	695.90	0.29	1.23
Class O	1,000.00	694.30	0.54	2.29
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,022.36	0.54%	$2.74
Class B	1,000.00	1,018.60	1.29	6.53
Class C	1,000.00	1,018.60	1.29	6.53
Class I	1,000.00	1,023.61	0.29	1.47
Class O	1,000.00	1,022.36	0.54	2.74

*	Expenses are equal to each Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 183/365 to reflect the most recent fiscal half year.
(1)	The annualized expense ratios do not include expenses of Underlying Funds.

9

STATEMENTS OF ASSETS AND LIABILITIES AS OF NOVEMBER 30, 2008 (UNAUDITED)

	ING Strategic Allocation Conservative Fund	ING Strategic Allocation Growth Fund	ING Strategic Allocation Moderate Fund
ASSETS:
Investments in affiliated underlying funds*	$22,781,601	$39,331,357	$41,861,711
Short-term investments in affiliated underlying funds at amortized cost	1,309,766	903,209	1,440,198
Cash	116,122	13,296	61,862
Receivables:
Investments in affiliated underlying funds sold	14,429	—	25,269
Fund shares sold	2,882	22,781	7,990
Dividends from affiliated underlying funds and interest	57,828	36,155	78,509
Prepaid expenses	30,081	29,916	29,950
Reimbursement due from manager	26,830	48,466	36,453

Total assets	24,339,539	40,385,180	43,541,942

LIABILITIES:
Payable for investments in affiliated underlying funds purchased	53,886	51,680	38,018
Payable for fund shares redeemed	50,016	6,691	50,922
Payable to affiliates	12,032	18,652	20,208
Payable for directors fees	2,462	4,427	3,413
Other accrued expenses and liabilities	66,667	101,575	92,671

Total liabilities	185,063	183,025	205,232

NET ASSETS	$24,154,476	$40,202,155	$43,336,710

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$31,682,342	$59,381,759	$62,099,727
Undistributed net investment income	840,265	586,710	1,268,207
Accumulated net realized gain (loss) on investments and foreign currency related transactions	(778,783)	1,084,666	(2,401,785)
Net unrealized depreciation on investments and foreign currency related transactions	(7,589,348)	(20,850,980)	(17,629,439)

NET ASSETS	$24,154,476	$40,202,155	$43,336,710

* Cost of investments in affiliated underlying funds	$30,370,911	$60,182,660	$59,491,859

See Accompanying Notes to Financial Statements

10

STATEMENTS OF ASSETS AND LIABILITIES AS OF NOVEMBER 30, 2008 (UNAUDITED) (CONTINUED)

	ING Strategic Allocation Conservative Fund	ING Strategic Allocation Growth Fund	ING Strategic Allocation Moderate Fund
Class A:
Net assets	$12,552,946	$16,926,830	$23,623,656
Shares authorized	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001
Shares outstanding	1,667,535	2,354,120	3,052,628
Net asset value and redemption price per share	$7.53	$7.19	$7.74
Maximum offering price per share (5.75%)(1)	$7.99	$7.63	$8.21
Class B:
Net assets	$3,777,066	$7,056,296	$7,570,790
Shares authorized	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001
Shares outstanding	506,319	1,001,549	995,120
Net asset value and redemption price per share(2)	$7.46	$7.05	$7.61
Maximum offering price per share	$7.46	$7.05	$7.61
Class C:
Net assets	$2,501,112	$1,723,558	$1,496,681
Shares authorized	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001
Shares outstanding	333,605	243,648	194,163
Net asset value and redemption price per share(2)	$7.50	$7.07	$7.71
Maximum offering price per share	$7.50	$7.07	$7.71
Class I:
Net assets	$707,479	$1,678,120	$1,548,231
Shares authorized	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001
Shares outstanding	92,696	230,758	197,247
Net asset value and redemption price per share	$7.63	$7.27	$7.85
Maximum offering price per share	$7.63	$7.27	$7.85
Class O:
Net assets	$4,615,873	$12,817,351	$9,097,352
Shares authorized	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001
Shares outstanding	615,747	1,792,057	1,181,796
Net asset value and redemption price per share	$7.50	$7.15	$7.70
Maximum offering price per share	$7.50	$7.15	$7.70

(1)	Maximum offering price is computed at 100/94.25 of net asset value. On purchases of $50,000 or more, the offering price is reduced.
(2)	Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements

11

STATEMENTS OF OPERATIONS FOR THE SIX MONTHS ENDED NOVEMBER 30, 2008 (UNAUDITED)

	ING Strategic Allocation Conservative Fund	ING Strategic Allocation Growth Fund	ING Strategic Allocation Moderate Fund
INVESTMENT INCOME:
Dividends from affiliated underlying funds, net of foreign taxes withheld	$584,238	$504,915	$920,209

Total investment income	584,238	504,915	920,209

EXPENSES:
Investment management fees	12,751	22,586	27,078
Distribution and service fees:
Class A	20,114	29,391	40,598
Class B	23,252	50,912	55,811
Class C	15,321	11,184	9,812
Class O	7,474	20,199	14,645
Transfer agent fees	34,391	71,073	59,506
Administrative service fees	12,485	22,392	26,736
Shareholder reporting expense	39,522	74,507	71,444
Registration fees	30,633	28,593	30,453
Professional fees	15,360	23,172	27,102
Custody and accounting expense	16,598	24,408	16,134
Directors fees	1,830	3,801	3,625
Miscellaneous expense	5,212	6,268	8,571
Interest expense	411	153	687

Total expenses	235,354	388,639	392,202
Net waived and reimbursed fees	(115,488)	(212,419)	(174,278)

Net expenses	119,866	176,220	217,924

Net investment income	464,372	328,695	702,285

REALIZED AND UNREALIZED LOSS ON AFFILIATED UNDERLYING FUNDS AND FOREIGN CURRENCY RELATED TRANSACTIONS
Net realized loss on:
Affiliated underlying funds	(1,188,935)	(2,013,413)	(5,280,768)
Foreign currency related transactions	(226)	(1,862)	(881)

Net realized loss on affiliated underlying funds and foreign currency related transactions	(1,189,161)	(2,015,275)	(5,281,649)

Net change in unrealized depreciation on:
Affiliated underlying funds	(7,732,931)	(22,431,423)	(18,654,627)
Foreign currency related transactions	(38)	(56)	(1,228)

Net change in unrealized depreciation on affiliated underlying funds and foreign currency related transactions	(7,732,969)	(22,431,479)	(18,655,855)

Net realized and unrealized loss on affiliated underlying funds and foreign currency related transactions	(8,922,130)	(24,446,754)	(23,937,504)

Decrease in net assets resulting from operations	$(8,457,758)	$(24,118,059)	$(23,235,219)

See Accompanying Notes to Financial Statements

12

STATEMENTS OF CHANGES IN NET ASSETS (UNAUDITED)

	ING Strategic Allocation Conservative Fund		ING Strategic Allocation Growth Fund
	Six Months Ended November 30, 2008	Year Ended May 31, 2008	Six Months Ended November 30, 2008	Year Ended May 31, 2008
FROM OPERATIONS:
Net investment income	$464,372	$1,007,930	$328,695	$810,422
Net realized gain (loss) on affiliated underlying funds and foreign currency related transactions	(1,189,161)	1,723,204	(2,015,275)	6,919,222
Net change in unrealized depreciation on affiliated underlying funds and foreign currency related transactions	(7,732,969)	(3,269,917)	(22,431,479)	(14,666,962)

Decrease in net assets resulting from operations	(8,457,758)	(538,783)	(24,118,059)	(6,937,318)

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	—	(648,340)	—	(557,534)
Class B	—	(126,098)	—	(97,652)
Class C	—	(93,358)	—	(22,408)
Class I	—	(108,377)	—	(171,051)
Class O	—	(151,841)	—	(235,091)
Net realized gains:
Class A	—	(1,408,412)	—	(4,676,975)
Class B	—	(354,175)	—	(1,951,861)
Class C	—	(220,036)	—	(352,726)
Class I	—	(214,881)	—	(1,174,326)
Class O	—	(316,443)	—	(1,780,575)

Total distributions	—	(3,641,961)	—	(11,020,199)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	5,042,772	20,773,473	6,908,094	26,121,282
Reinvestment of distributions	—	3,231,017	—	10,464,448

	5,042,772	24,004,490	6,908,094	36,585,730
Cost of shares redeemed	(10,734,677)	(20,658,010)	(15,524,168)	(45,696,674)

Net increase (decrease) in net assets resulting from capital share transactions	(5,691,905)	3,346,480	(8,616,074)	(9,110,944)

Net decrease in net assets	(14,149,663)	(834,264)	(32,734,133)	(27,068,461)

NET ASSETS:
Beginning of period	38,304,139	39,138,403	72,936,288	100,004,749

End of period	$24,154,476	$38,304,139	$40,202,155	$72,936,288

Undistributed net investment income at end of period	$840,265	$375,893	$586,710	$258,015

See Accompanying Notes to Financial Statements

13

STATEMENTS OF CHANGES IN NET ASSETS (UNAUDITED)

	ING Strategic Allocation Moderate Fund
	Six Months Ended November 30, 2008	Year Ended May 31, 2008
FROM OPERATIONS:
Net investment income	$702,285	$1,513,113
Net realized gain (loss) on affiliated underlying funds and foreign currency related transactions	(5,281,649)	6,704,307
Net change in unrealized depreciation on affiliated underlying funds and foreign currency related transactions	(18,655,855)	(13,556,314)

Decrease in net assets resulting from operations	(23,235,219)	(5,338,894)

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	—	(1,035,012)
Class B	—	(189,883)
Class C	—	(29,788)
Class I	—	(252,924)
Class O	—	(222,807)
Net realized gains:
Class A	—	(5,014,843)
Class B	—	(1,570,503)
Class C	—	(227,797)
Class I	—	(1,064,616)
Class O	—	(1,005,324)

Total distributions	—	(10,613,497)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	10,955,009	26,099,791
Reinvestment of distributions	—	10,211,624

	10,955,009	36,311,415
Cost of shares redeemed	(25,628,872)	(45,624,120)

Net decrease in net assets resulting from capital share transactions	(14,673,863)	(9,312,705)

Net decrease in net assets	(37,909,082)	(25,265,096)

NET ASSETS:
Beginning of period	81,245,792	106,510,888

End of period	$43,336,710	$81,245,792

Undistributed net investment income at end of period	$1,268,207	$565,922

See Accompanying Notes to Financial Statements

14

ING STRATEGIC ALLOCATION CONSERVATIVE FUND (UNAUDITED)	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class A
	Six Months Ended November 30, 2008	Year Ended May 31,
		2008	2007		2006		2005	2004

Per Share Operating Performance:
Net asset value, beginning of period	$9.97	11.10	10.49		10.65		10.07	9.49
Income (loss) from investment operations:
Net investment income	$0.17	0.31	0.31	*	0.25		0.21	0.14
Net realized and unrealized gain (loss) on investments	$(2.61)	(0.45)	0.88		0.15		0.57	0.55
Total from investment operations	$(2.44)	(0.14)	1.19		0.40		0.78	0.69
Less distributions from:
Net investment income	$—	0.31	0.31		0.22		0.20	0.11
Net realized gains on investments	$—	0.68	0.27		0.34		—	—
Total distributions	$—	0.99	0.58		0.56		0.20	0.11
Net asset value, end of period	$7.53	9.97	11.10		10.49		10.65	10.07
Total Return(1)%	(24.47)	(1.40)	11.55		3.82		7.77	7.30
Ratios and Supplemental Data:
Net assets, end of period (000’s)	$12,553	19,306	24,216		30,763		32,698	31,488
Ratios to average net assets:
Gross expenses prior to expense waiver and brokerage commission recapture(2)(3)%	1.33	1.62	1.47		1.38		1.37	1.42
Net expenses after expense waiver and brokerage commission recapture(2)(3)(4)%	0.59	1.06†	1.15†		1.15		1.15	1.15
Net investment income after expense waiver and brokerage commission recapture(2)(3)(4)%	3.16	2.74†	2.89†		2.28		1.90	1.38
Portfolio turnover rate %	16	523	326		364		327	372

	Class B
	Six Months Ended November 30, 2008	Year Ended May 31,
		2008	2007		2006		2005	2004

Per Share Operating Performance:
Net asset value, beginning of period	$9.92	11.06	10.47		10.65		10.10	9.52
Income (loss) from investment operations:
Net investment income	$0.12	$0.20 *	0.22		0.17	*	0.10	0.05
Net realized and unrealized gain (loss) on investments	$(2.58)	(0.42)	0.88		0.16		0.59	0.57
Total from investment operations	$(2.46)	(0.22)	1.10		0.33		0.69	0.62
Less distributions from:
Net investment income	$—	0.24	0.24		0.17		0.14	0.04
Net realized gains on investments	$—	0.68	0.27		0.34		—	—
Total distributions	$—	0.92	0.51		0.51		0.14	0.04
Net asset value, end of period	$7.46	9.92	11.06		10.47		10.65	10.10
Total Return(1)%	(24.80)	(2.15)	10.69		3.13		6.89	6.52
Ratios and Supplemental Data:
Net assets, end of period (000’s)	$3,777	5,529	5,224		4,694		2,457	1,179
Ratios to average net assets:
Gross expenses prior to expense waiver and brokerage commission recapture(2)(3)%	2.08	2.37	2.22		2.13		2.12	2.17
Net expenses after expense waiver and brokerage commission recapture(2)(3)(4)%	1.34	1.81†	1.90†		1.90		1.90	1.90
Net investment income after expense waiver and brokerage commission recapture(2)(3)(4)%	2.40	1.94†	2.16†		1.60		1.18	0.63
Portfolio turnover rate %	16	523	326		364		327	372

(1)

Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for periods less than one year is not annualized.

(2)	Expense ratios do not include expenses of Underlying Funds.

(3)	Annualized for periods less than one year.

(4)	The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage commissions and extraordinary expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

†	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.005% impact on the expense ratio and net investment income ratio.

*	Calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

15

ING STRATEGIC ALLOCATION CONSERVATIVE FUND (UNAUDITED) (CONTINUED)	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class C
	Six Months Ended November 30, 2008	Year Ended May 31,
		2008		2007		2006		2005	2004

Per Share Operating Performance:
Net asset value, beginning of period	$9.97	11.16		10.57		10.74		10.12	9.54
Income (loss) from investment operations:
Net investment income	$0.11	0.20	*	0.24	*	0.18	*	0.12	0.05
Net realized and unrealized gain (loss) on investments	$(2.58)	(0.42)		0.88		0.14		0.58	0.56
Total from investment operations	$(2.47)	(0.22)		1.12		0.32		0.70	0.61
Less distributions from:
Net investment income	$—	0.29		0.26		0.15		0.08	0.03
Net realized gains on investments	$—	0.68		0.27		0.34		—	—
Total distributions	$—	0.97		0.53		0.49		0.08	0.03
Net asset value, end of period	$7.50	9.97		11.16		10.57		10.74	10.12
Total Return(1)%	(24.77)	(2.17)		10.73		3.04		6.96	6.45
Ratios and Supplemental Data:
Net assets, end of period (000’s)	$2,501	3,370		1,516		1,002		480	413
Ratios to average net assets:
Gross expenses prior to expense waiver and brokerage commission recapture(2)(3)%	2.08	2.37		2.22		2.13		2.12	2.17
Net expenses after expense waiver and brokerage commission recapture(2)(3)(4)%	1.34	1.81	†	1.90	†	1.90		1.90	1.90
Net investment income after expense waiver and brokerage commission recapture(2)(3)(4)%	2.44	1.89	†	2.18	†	1.63		1.14	0.63
Portfolio turnover rate %	16	523		326		364		327	372

	Class I
	Six Months Ended November 30, 2008	Year Ended May 31,
		2008		2007		2006		2005	2004

Per Share Operating Performance:
Net asset value, beginning of period	$10.10	11.24		10.62		10.77		10.18	9.59
Income (loss) from investment operations:
Net investment income	$0.15 *	0.32	*	0.34		0.27	*	0.24	0.20
Net realized and unrealized gain (loss) on investments	$(2.62)	(0.44)		0.89		0.17		0.57	0.52
Total from investment operations	$(2.47)	(0.12)		1.23		0.44		0.81	0.72
Less distributions from:
Net investment income	$—	0.34		0.34		0.25		0.22	0.13
Net realized gains on investments	$—	0.68		0.27		0.34		—	—
Total distributions	$—	1.02		0.61		0.59		0.22	0.13
Net asset value, end of period	$7.63	10.10		11.24		10.62		10.77	10.18
Total Return(1)%	(24.46)	(1.20)		11.79		4.13		8.05	7.57
Ratios and Supplemental Data:
Net assets, end of period (000’s)	$707	3,264		4,719		8,609		10,308	10,758
Ratios to average net assets:
Gross expenses prior to expense waiver and brokerage commission recapture(2)(3)%	1.08	1.37		1.22		1.13		1.12	1.17
Net expenses after expense waiver and brokerage commission recapture(2)(3)(4)%	0.34	0.81	†	0.90	†	0.90		0.90	0.90
Net investment income after expense waiver and brokerage commission recapture(2)(3)(4)%	3.25	2.97	†	3.05	†	2.52		2.15	1.63
Portfolio turnover rate %	16	523		326		364		327	372

(1)

Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for periods less than one year is not annualized.

(2)	Expense ratios do not include expenses of Underlying Funds.

(3)	Annualized for periods less than one year.

(4)	The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage commissions and extraordinary expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

†	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.005% impact on the expense ratio and net investment income ratio.

*	Calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

16

ING STRATEGIC ALLOCATION CONSERVATIVE FUND (UNAUDITED) (CONTINUED)	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class O
	Six Months Ended November 30, 2008	Year Ended May 31, 2008		November 15, 2006(1) to May 31, 2007
Per Share Operating Performance:
Net asset value, beginning of period	$9.94	11.08		11.08
Income (loss) from investment operations:
Net investment income	$0.16	0.27	*	0.19	*
Net realized and unrealized gain (loss) on investments	$(2.60)	(0.41)		0.42
Total from investment operations	$(2.44)	(0.14)		0.61
Less distributions from:
Net investment income	$—	0.32		0.34
Net realized gains on investments	$—	0.68		0.27
Total distributions	$—	1.00		0.61
Net asset value, end of period	$7.50	9.94		11.08
Total Return(2)%	(24.55)	(1.36)		5.69
Ratios and Supplemental Data:
Net assets, end of period (000’s)	$4,616	6,835		3,465
Ratios to average net assets:
Gross expenses prior to expense waiver and brokerage commission recapture(3)(4)%	1.33	1.62		1.47
Net expenses after expense waiver and brokerage commission recapture(3)(4)(5)%	0.59	1.06	†	1.15	†
Net investment income after expense waiver and brokerage commission recapture(3)(4)(5)%	3.14	2.63	†	3.19	†
Portfolio turnover rate %	16	523		326

(1)	Commencement of operations.

(2)

Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for periods less than one year is not annualized.

(3)	Expense ratios do not include expenses of Underlying Funds.

(4)	Annualized for periods less than one year.

(5)	The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage commissions and extraordinary expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

†	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.005% impact on the expense ratio and net investment income ratio.

*	Calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

17

ING STRATEGIC ALLOCATION GROWTH FUND (UNAUDITED)	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class A
	Six Months Ended November 30, 2008	Year Ended May 31,
		2008	2007		2006		2005	2004

Per Share Operating Performance:
Net asset value, beginning of period	$11.25	13.85	12.36		11.43		10.48	9.22
Income (loss) from investment operations:
Net investment income	$0.07	0.16	0.16	*	0.13		0.11	0.07
Net realized and unrealized gain (loss) on investments	$(4.13)	(1.09)	2.05		0.90		0.95	1.28
Total from investment operations	$(4.06)	(0.93)	2.21		1.03		1.06	1.35
Less distributions from:
Net investment income	$—	0.18	0.17		0.10		0.11	0.09
Net realized gains on investments	$—	1.49	0.55		—		—	—
Total distributions	$—	1.67	0.72		0.10		0.11	0.09
Net asset value, end of period	$7.19	11.25	13.85		12.36		11.43	10.48
Total Return(1)%	(36.09)	(7.07)	18.35		9.04		10.17	14.71
Ratios and Supplemental Data:
Net assets, end of period (000’s)	$16,927	29,438	50,315		58,010		52,992	45,103
Ratios to average net assets:
Gross expenses prior to expense waiver(2)(3)%	1.24	1.50	1.33		1.28		1.39	1.38
Net expenses after expense waiver(2)(3)(4)%	0.48	1.15 †	1.25	†	1.25		1.25	1.25
Net investment income after expense waiver(2)(3)(4)%	1.34	1.10 †	1.27	†	1.11		1.03	0.73
Portfolio turnover rate %	9	336	219		242		224	222

	Class B
	Six Months Ended November 30, 2008	Year Ended May 31,
		2008	2007		2006		2005	2004

Per Share Operating Performance:
Net asset value, beginning of period	$11.06	13.64	12.20		11.31		10.40	9.19
Income (loss) from investment operations:
Net investment income (loss)	$0.04	0.05	0.06		0.05	*	0.02	(0.01	)*
Net realized and unrealized gain (loss) on investments	$(4.05)	(1.07)	2.02		0.89		0.95	1.29
Total from investment operations	$(4.01)	(1.02)	2.08		0.94		0.97	1.28
Less distributions from:
Net investment income	$—	0.07	0.09		0.05		0.06	0.07
Net realized gains on investments	$—	1.49	0.55		—		—	—
Total distributions	$—	1.56	0.64		0.05		0.06	0.07
Net asset value, end of period	$7.05	11.06	13.64		12.20		11.31	10.40
Total Return(1)%	(36.26)	(7.81)	17.46		8.29		9.29	13.98
Ratios and Supplemental Data:
Net assets, end of period (000’s)	$7,056	13,280	19,620		16,745		7,985	2,251
Ratios to average net assets:
Gross expenses prior to expense waiver(2)(3)%	1.99	2.25	2.08		2.03		2.14	2.13
Net expenses after expense waiver(2)(3)(4)%	1.23	1.90 †	2.00	†	2.00		2.00	2.00
Net investment income (loss) after expense waiver(2)(3)(4)%	0.56	0.34 †	0.53	†	0.45		0.31	(0.02)
Portfolio turnover rate %	9	336	219		242		224	222

(1)

Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for periods less than one year is not annualized.

(2)	Expense ratios do not include expenses of Underlying Funds.

(3)	Annualized for periods less than one year.

(4)	The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage commissions and extraordinary expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

†	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.005% impact on the expense ratio and net investment income ratio.

*	Calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

18

ING STRATEGIC ALLOCATION GROWTH FUND (UNAUDITED) (CONTINUED)	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class C
	Six Months Ended November 30, 2008	Year Ended May 31,
		2008	2007		2006		2005	2004

Per Share Operating Performance:
Net asset value, beginning of period	$11.11	13.71	12.27		11.38		10.45	9.18
Income (loss) from investment operations:
Net investment income (loss)	$0.03	0.04	0.07	*	0.05	*	0.02	(0.00	)**
Net realized and unrealized gain (loss) on investments	$(4.07)	(1.06)	2.03		0.88		0.95	1.28
Total from investment operations	$(4.04)	(1.02)	2.10		0.93		0.97	1.28
Less distributions from:
Net investment income	$—	0.09	0.11		0.04		0.04	0.01
Net realized gains on investments	$—	1.49	0.55		—		—	—
Total distributions	$—	1.58	0.66		0.04		0.04	0.01
Net asset value, end of period	$7.07	11.11	13.71		12.27		11.38	10.45
Total Return(1)%	(36.36)	(7.77)	17.52		8.22		9.29	13.95
Ratios and Supplemental Data:
Net assets, end of period (000’s)	$1,724	2,707	3,038		1,569		935	572
Ratios to average net assets:
Gross expenses prior to expense waiver(2)(3)%	1.99	2.25	2.08		2.03		2.14	2.13
Net expenses after expense waiver(2)(3)(4)%	1.23	1.90 †	2.00	†	2.00		2.00	2.00
Net investment income (loss) after expense waiver(2)(3)(4)%	0.61	0.34 †	0.57	†	0.40		0.29	(0.03)
Portfolio turnover rate %	9	336	219		242		224	222

	Class I
	Six Months Ended November 30, 2008	Year Ended May 31,
		2008	2007		2006		2005	2004

Per Share Operating Performance:
Net asset value, beginning of period	$11.35	13.97	12.46		11.52		10.57	9.29
Income (loss) from investment operations:
Net investment income	$0.06 *	0.17 *	0.19	*	0.16	*	0.15	0.11
Net realized and unrealized gain (loss) on investments	$(4.14)	(1.08)	2.08		0.91		0.94	1.28
Total from investment operations	$(4.08)	(0.91)	2.27		1.07		1.09	1.39
Less distributions from:
Net investment income	$—	0.22	0.21		0.13		0.14	0.11
Net realized gains on investments	$—	1.49	0.55		—		—	—
Total distributions	$—	1.71	0.76		0.13		0.14	0.11
Net asset value, end of period	$7.27	11.35	13.97		12.46		11.52	10.57
Total Return(1)%	(35.95)	(6.88)	18.67		9.31		10.37	15.05
Ratios and Supplemental Data:
Net assets, end of period (000’s)	$1,678	8,794	16,647		22,489		20,998	22,092
Ratios to average net assets:
Gross expenses prior to expense waiver(2)(3)%	0.99	1.25	1.08		1.03		1.14	1.13
Net expenses after expense waiver(2)(3)(4)%	0.23	0.90 †	1.00	†	1.00		1.00	1.00
Net investment income after expense waiver(2)(3)(4)%	1.30	1.33 †	1.47	†	1.34		1.27	0.98
Portfolio turnover rate %	9	336	219		242		224	222

(1)

Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for periods less than one year is not annualized.

(2)	Expense ratios do not include expenses of Underlying Funds.

(3)	Annualized for periods less than one year.

(4)	The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage commissions and extraordinary expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

†	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.005% impact on the expense ratio and net investment income ratio.

*	Calculated using average number of shares outstanding throughout the period.

**	Amount is more than $(0.005).

See Accompanying Notes to Financial Statements

19

ING STRATEGIC ALLOCATION GROWTH FUND (UNAUDITED) (CONTINUED)	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class O
	Six Months Ended November 30, 2008	Year Ended May 31, 2008		November 15, 2006(1) to May 31, 2007
Per Share Operating Performance:
Net asset value, beginning of period	$11.19	13.81		13.29
Income (loss) from investment operations:
Net investment income	$0.06	0.13	*	0.12	*
Net realized and unrealized gain (loss) on investments	$(4.10)	(1.06)		1.16
Total from investment operations	$(4.04)	(0.93)		1.28
Less distributions from:
Net investment income	$—	0.20		0.21
Net realized gains on investments	$—	1.49		0.55
Total distributions	$—	1.69		0.76
Net asset value, end of period	$7.15	11.19		13.81
Total Return(2)%	(36.10)	(7.10)		10.04
Ratios and Supplemental Data:
Net assets, end of period (000’s)	$12,817	18,717		10,384
Ratios to average net assets:
Gross expenses prior to expense waiver(3)(4)%	1.24	1.50		1.33
Net expenses after expense waiver(3)(4)(5)%	0.48	1.15	†	1.25	†
Net investment income after expense waiver(3)(4)(5)%	1.37	1.05	†	1.73	†
Portfolio turnover rate %	9	336		219

(1)	Commencement of operations.

(2)

Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for periods less than one year is not annualized.

(3)	Expense ratios do not include expenses of Underlying Funds.

(4)	Annualized for periods less than one year.

(5)	The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage commissions and extraordinary expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

†	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.005% impact on the expense ratio and net investment income ratio.

*	Calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

20

ING STRATEGIC ALLOCATION MODERATE FUND (UNAUDITED)	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class A
	Six Months Ended November 30, 2008	Year Ended May 31,
		2008	2007		2006		2005	2004

Per Share Operating Performance:
Net asset value, beginning of period	$11.15	13.21	11.99		11.44		10.63	9.66
Income (loss) from investment operations:
Net investment income	$0.13	0.24	0.22	*	0.18		0.15	0.11
Net realized and unrealized gain (loss) on investments	$(3.54)	(0.88)	1.63		0.53		0.81	0.96
Total from investment operations	$(3.41)	(0.64)	1.85		0.71		0.96	1.07
Less distributions from:
Net investment income	$—	0.24	0.22		0.16		0.15	0.10
Net realized gains on investments	$—	1.18	0.41		—		—	—
Total distributions	$—	1.42	0.63		0.16		0.15	0.10
Net asset value, end of period	$7.74	11.15	13.21		11.99		11.44	10.63
Total Return(1)%	(30.58)	(5.12)	15.79		6.27		9.09	11.13
Ratios and Supplemental Data:
Net assets, end of period (000’s)	$23,624	39,598	63,329		67,701		65,955	58,366
Ratios to average net assets:
Gross expenses prior to expense waiver(2)(3)%	1.06	1.40	1.34		1.29		1.29	1.33
Net expenses after expense waiver(2)(3)(4)%	0.54	1.11 †	1.20	†	1.20		1.20	1.20
Net investment income after expense waiver(2)(3)(4)%	2.25	1.73 †	1.81	†	1.56		1.37	1.04
Portfolio turnover rate %	19	394	246		290		275	288

	Class B
	Six Months Ended November 30, 2008	Year Ended May 31,
		2008	2007		2006		2005	2004

Per Share Operating Performance:
Net asset value, beginning of period	$11.00	13.04	11.86		11.35		10.58	9.65
Income (loss) from investment operations:
Net investment income	$0.07 *	0.13	0.13		0.10	*	0.05	0.04
Net realized and unrealized gain (loss) on investments	$(3.46)	(0.85)	1.60		0.52		0.81	0.96
Total from investment operations	$(3.39)	(0.72)	1.73		0.62		0.86	1.00
Less distributions from:
Net investment income	$—	0.14	0.14		0.11		0.09	0.07
Net realized gains on investments	$—	1.18	0.41		—		—	—
Total distributions	$—	1.32	0.55		0.11		0.09	0.07
Net asset value, end of period	$7.61	11.00	13.04		11.86		11.35	10.58
Total Return(1)%	(30.82)	(5.82)	14.88		5.47		8.17	10.42
Ratios and Supplemental Data:
Net assets, end of period (000’s)	$7,571	14,204	19,152		17,363		9,164	3,578
Ratios to average net assets:
Gross expenses prior to expense waiver(2)(3)%	1.81	2.15	2.09		2.04		2.04	2.08
Net expenses after expense waiver(2)(3)(4)%	1.29	1.86 †	1.95	†	1.95		1.95	1.95
Net investment income after expense waiver(2)(3)(4)%	1.46	0.97 †	1.07	†	0.87		0.65	0.29
Portfolio turnover rate %	19	394	246		290		275	288

(1)

Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for periods less than one year is not annualized.

(2)	Expense ratios do not include expenses of Underlying Funds.

(3)	Annualized for periods less than one year.

(4)	The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage commissions and extraordinary expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

†	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.005% impact on the expense ratio and net investment income ratio.

*	Calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

21

ING STRATEGIC ALLOCATION MODERATE FUND (UNAUDITED) (CONTINUED)	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class C
	Six Months Ended November 30, 2008	Year Ended May 31,
		2008		2007		2006		2005	2004

Per Share Operating Performance:
Net asset value, beginning of period	$11.15	13.21		12.02		11.49		10.69	9.73
Income (loss) from investment operations:
Net investment income	$0.08	0.11	*	0.14	*	0.10	*	0.06	0.03
Net realized and unrealized gain (loss) on investments	$(3.52)	(0.84)		1.63		0.53		0.81	0.98
Total from investment operations	$(3.44)	(0.73)		1.77		0.63		0.87	1.01
Less distributions from:
Net investment income	$—	0.15		0.17		0.10		0.07	0.05
Net realized gains on investments	$—	1.18		0.41		—		—	—
Total distributions	$—	1.33		0.58		0.10		0.07	0.05
Net asset value, end of period	$7.71	11.15		13.21		12.02		11.49	10.69
Total Return(1)%	(30.85)	(5.81)		14.97		5.52		8.14	10.43
Ratios and Supplemental Data:
Net assets, end of period (000’s)	$1,497	2,314		2,452		1,455		865	581
Ratios to average net assets:
Gross expenses prior to expense waiver(2)(3)%	1.81	2.15		2.09		2.04		2.04	2.08
Net expenses after expense waiver(2)(3)(4)%	1.29	1.86	†	1.95	†	1.95		1.95	1.95
Net investment income after expense waiver(2)(3)(4)%	1.51	0.95	†	1.09	†	0.86		0.63	0.29
Portfolio turnover rate %	19	394		246		290		275	288

	Class I
	Six Months Ended November 30, 2008	Year Ended May 31,
		2008		2007		2006		2005	2004

Per Share Operating Performance:
Net asset value, beginning of period	$11.28	13.35		12.11		11.55		10.74	9.75
Income (loss) from investment operations:
Net investment income	$0.12 *	0.24	*	0.26		0.21	*	0.19	0.15
Net realized and unrealized gain (loss) on investments	$(3.55)	(0.85)		1.65		0.54		0.80	0.96
Total from investment operations	$(3.43)	(0.61)		1.91		0.75		0.99	1.11
Less distributions from:
Net investment income	$—	0.28		0.26		0.19		0.18	0.12
Net realized gains on investments	$—	1.18		0.41		—		—	—
Total distributions	$—	1.46		0.67		0.19		0.18	0.12
Net asset value, end of period	$7.85	11.28		13.35		12.11		11.55	10.74
Total Return(1)%	(30.41)	(4.87)		16.09		6.54		9.28	11.47
Ratios and Supplemental Data:
Net assets, end of period (000’s)	$1,548	11,630		14,612		16,763		28,050	27,303
Ratios to average net assets:
Gross expenses prior to expense waiver(2)(3)%	0.81	1.15		1.09		1.04		1.04	1.08
Net expenses after expense waiver(2)(3)(4)%	0.29	0.86	†	0.95	†	0.95		0.95	0.95
Net investment income after expense waiver(2)(3)(4)%	2.28	1.96	†	2.03	†	1.73		1.62	1.29
Portfolio turnover rate %	19	394		246		290		275	288

(1)

Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for periods less than one year is not annualized.

(2)	Expense ratios do not include expenses of Underlying Funds.

(3)	Annualized for periods less than one year.

(4)	The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage commissions and extraordinary expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

†	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.005% impact on the expense ratio and net investment income ratio.

*	Calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

22

ING STRATEGIC ALLOCATION MODERATE FUND (UNAUDITED) (CONTINUED)	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class O
	Six Months Ended November 30, 2008	Year Ended May 31, 2008		November 15, 2006(1) to May 31, 2007
Per Share Operating Performance:
Net asset value, beginning of period	$11.09	13.16		12.80
Income (loss) from investment operations:
Net investment income	$0.11	0.20	*	0.15	*
Net realized and unrealized gain (loss) on investments	$(3.50)	(0.83)		0.88
Total from investment operations	$(3.39)	(0.63)		1.03
Less distributions from:
Net investment income	$—	0.26		0.26
Net realized gains on investments	$—	1.18		0.41
Total distributions	$—	1.44		0.67
Net asset value, end of period	$7.70	11.09		13.16
Total Return(2)%	(30.57)	(5.09)		8.33
Ratios and Supplemental Data:
Net assets, end of period (000’s)	$9,097	13,500		6,966
Ratios to average net assets:
Gross expenses prior to expense waiver(3)(4)%	1.06	1.40		1.34
Net expenses after expense waiver(3)(4)(5)%	0.54	1.11	†	1.20	†
Net investment income after expense waiver(3)(4)(5)%	2.26	1.67	†	2.22	†
Portfolio turnover rate %	19	394		246

(1)	Commencement of operations.

(2)

Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for periods less than one year is not annualized.

(3)	Expense ratios do not include expenses of Underlying Funds.

(4)	Annualized for periods less than one year.

(5)	The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage commissions and extraordinary expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

†	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.005% impact on the expense ratio and net investment income ratio.

*	Calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

23

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2008 (UNAUDITED)

NOTE 1 — ORGANIZATION

Organization. ING Series Fund, Inc. (the “Company”) was incorporated under the laws of Maryland on June 17, 1991 and is registered under the Investment Company Act of 1940 as amended (“1940 Act”) as an open-end management investment company. There are sixteen active separate investment series which comprise the Company. The three series (each, a “Fund” and collectively, the “Funds”) that are in this report are: ING Strategic Allocation Conservative Fund (“Strategic Allocation Conservative”), ING Strategic Allocation Growth Fund (“Strategic Allocation Growth”) and ING Strategic Allocation Moderate Fund (“Strategic Allocation Moderate”). On April 7, 2008, each of the Funds were converted from a mutual fund, which invested directly in securities, to a fund-of-funds, which invests in other mutual funds. Each Fund currently seeks to achieve its investment objective by investing in other ING Funds (“Underlying Funds”) and each uses asset allocation strategies to determine how to invest in the Underlying Funds.

Each Fund offers the following classes of shares: Class A, Class B, Class C, Class I and Class O. The separate classes of shares differ principally in the applicable sales charges (if any), distribution fees and shareholder servicing fees. Shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of a Fund and earn income and realized gains/losses from a Fund pro rata based on the average daily net assets of each class, without distinction between share classes. Common expenses of the Funds (including custodial asset-based fees, legal and audit fees, printing and mailing expenses, transfer agency out-of-pocket expenses, and fees and expenses of the independent trustees) are allocated to each Fund in proportion to its average net assets. Expenses directly attributable to a particular fund (including advisory, administration, custodial transaction-based, registration, other professional, distribution and/or service fees, certain taxes, and offering costs) are charged directly to that Fund. Differences in per share dividend rates generally result from differences in separate class expenses, including distribution, and shareholder servicing fees. Class B shares, along with their pro rata reinvested dividend shares, automatically convert to Class A shares eight years after purchase.

ING Investments, LLC (“ING Investments” or “Investment Adviser”), an Arizona limited liability company, serves as the Investment Adviser to the Funds. ING Investments has engaged ING Investment

Management Co. (“ING IM” or “Sub-Adviser”), a Connecticut corporation, to serve as the Sub-Adviser to the Funds. ING Funds Distributor, LLC (“IFD” or the “Distributor”) is the principal underwriter of the Funds. ING Investments, ING IM and the Distributor are indirect, wholly-owned subsidiaries of ING Groep N.V. (“ING Groep”). ING Groep is a global financial institution of Dutch origin offering banking, investments, life insurance and retirement services to over 75 million private, corporate and institutional clients in more than 50 countries. With a diverse workforce of about 125,000 people, ING Groep comprises a broad spectrum of prominent companies that increasingly serve their clients under the ING brand.

On October 19, 2008, ING Groep announced that it reached an agreement with the Dutch government to strengthen its capital position, creating a strong buffer to navigate the current market and economic environment. ING Groep will issue non-voting core Tier-1 securities for a total consideration of EUR 10 billion to the Dutch State. The transaction boosts ING Bank’s core Tier-1 ratio, strengthens the insurance balance sheet and reduces ING Groep’s Debt/Equity ratio.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements. Such policies are in conformity with U.S. generally accepted accounting principles for investment companies.

A.

Security Valuation. Prior to April 7, 2008, investments in equity securities traded on a national securities exchange were valued at the last reported sale price. Securities reported by NASDAQ were valued at the NASDAQ official closing prices. Securities traded on an exchange or NASDAQ for which there has been no sale and securities traded in the over-the-counter-market were valued at the mean between the last reported bid and ask prices. All investments quoted in foreign currencies were valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at that time. Debt securities were valued at prices obtained from independent services or from one or more dealers making markets in the securities and may have been adjusted based on the Funds’ valuation procedures. U.S. Government obligations were valued by using market quotations or independent

24

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2008 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

pricing services that use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics.

Securities and assets for which market quotations are not readily available (which may include certain restricted securities which are subject to limitations as to their sale) are valued at their fair values as defined by the 1940 Act, and as determined in good faith by or under the supervision of the Funds’ Board of Directors (”Board”), in accordance with methods that are specifically authorized by the Board. Securities traded on exchanges, including foreign exchanges, which close earlier than the time that a Fund calculates its net asset value (“NAV”) may also be valued at their fair values as determined in good faith by or under the supervision of the Board, in accordance with methods that are specifically authorized by the Board. The valuation techniques applied in any specific instance are likely to vary from case to case. With respect to a restricted security, for example, consideration is generally given to the cost of the investment, the market value of any unrestricted securities of the same class at the time of valuation, the potential expiration of restrictions on the security, the existence of any registration rights, the costs to the Funds related to registration of the security, as well as factors relevant to the issuer itself. Consideration may also be given to the price and extent of any public trading in similar securities of the issuer or comparable companies’ securities.

The value of a foreign security traded on an exchange outside the United States is generally based on the price of a foreign security on the principal foreign exchange where it trades as of the time a Fund determines its NAV or if the foreign exchange closes prior to the time a Fund determines its NAV, the most recent closing price of the foreign security on its principal exchange. Trading in certain non-U.S. securities may not take place on all days on which the New York Stock Exchange (“NYSE”) is open. Further, trading takes place in various foreign markets on days on which the NYSE is not open. Consequently, the calculation of a Fund’s NAV may not take place contemporaneously with the determination of the prices of securities held by a Fund in foreign securities markets. Further, the value of a Fund’s assets may be significantly affected by foreign trading on days when a shareholder cannot purchase or redeem shares of a Fund. In calculating a Fund’s NAV, foreign securities denominated in foreign currency are converted to U.S. dollar equivalents.

If an event occurs after the time at which the market for foreign securities held by a Fund closes but before the time that a Fund’s NAV is calculated, such event may cause the closing price on the foreign exchange to not represent a readily available reliable market value quotation for such securities at the time a Fund determines its NAV. In such a case, a Fund will use the fair value of such securities as determined under a Fund’s valuation procedures. Events after the close of trading on a foreign market that could require a Fund to fair value some or all of its foreign securities include, among others, securities trading in the U.S. and other markets, corporate announcements, natural and other disasters, and political and other events. Among other elements of analysis in the determination of a security’s fair value, the Board has authorized the use of one or more independent research services to assist with such determinations. An independent research service may use statistical analyses and quantitative models to help determine fair value as of the time a Fund calculates its NAV. There can be no assurance that such models accurately reflect the behavior of the applicable markets or the effect of the behavior of such markets on the fair value of securities, or that such markets will continue to behave in a fashion that is consistent with such models. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment. Consequently, the fair value assigned to a security may not represent the actual value that a Fund could obtain if it were to sell the security at the time of the close of the NYSE. Pursuant to procedures adopted by the Board, a Fund is not obligated to use the fair valuations suggested by any research service, and valuation recommendations provided by such research services may be overridden if other events have occurred or if other fair valuations are determined in good faith to be more accurate. Unless an event is such that it causes a Fund to determine that the closing prices for one or more securities do not represent readily available reliable market value quotations at the time a Fund determines its NAV, events that occur between the time of the close of

25

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2008 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

the foreign market on which they are traded and the close of regular trading on the NYSE will not be reflected in a Fund’s NAV. Investments in securities maturing in 60 days or less from the date of acquisition are valued at amortized cost, which, when combined with accrued interest, approximates market value.

For the period beginning April 7, 2008, the valuations of the Funds’ investments in Underlying Funds are based on the NAVs of the Underlying Funds each business day. In general, assets of the Underlying Funds are valued based on actual or estimated market value, with special provisions for assets not having readily available market quotations and short-term debt securities, and for situations where market quotations are deemed unreliable. Investments in securities maturing in 60 days or less are valued at amortized cost, which approximates market value. Securities prices may be obtained from automated pricing services. Shares of investment companies held by the Underlying Funds will generally be valued at the latest NAV reported by that investment company.

Effective for fiscal years beginning after November 15, 2007, Financial Accounting Standards Board (“FASB”) Statement of Financial Accounting Standards No. 157, “Fair Value Measurements”, establishes a hierarchy for measuring fair value of assets and liabilities. As required by the standard, each investment asset or liability of the Funds is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1”, inputs other than quoted prices for an asset that are observable are classified as “Level 2” and unobservable inputs, including the Sub-Adviser’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3”. The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in the those securities. A table summarizing the Funds investments under these levels of classification is included following the Portfolios of the Investments.

Effective for fiscal years and interim periods ending after November 15, 2008, the FASB issued FASB Staff Position (“FSP”) No. FAS 133-1 and FASB

Interpretation Number (“FIN”) 45-4, “Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45; and Clarification of the Effective Date of FASB Statement No. 161.” The amendments to FAS 133 require enhanced disclosure regarding credit derivatives sold, including (1) the nature and terms of the credit derivative, reasons for entering into the credit derivative, the events or circumstances that would require the seller to perform under the credit derivative, and the current status of the payment/performance risk of the credit derivative, (2) the maximum potential amount of future payments (undiscounted) the seller could be required to make under the credit derivative, (3) the fair value of the credit derivative, and (4) the nature of any recourse provisions and assets held either as collateral or by third parties. The amendments to FIN 45 require additional disclosures about the current status of the payment/performance risk of a guarantee. All changes to accounting policies have been made in accordance with the FSP and incorporated for the current period as part of the Notes to Financial Statements and Portfolio of Investments.

B.	Security Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Funds. Premium amortization and discount accretion are determined by the effective yield method.

Effective April 7, 2008, since conversion, capital gain dividends from Underlying Funds are recorded as distributions of realized gains from affiliated Underlying Funds.

C.	Foreign Currency Translation. The books and records of the Funds are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1)	Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at the end of the day.,

(2)	Purchases and sales of investment securities, income and expenses — at the exchange rates prevailing on the respective dates of such transactions.

26

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2008 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Although the net assets and the market values are presented at the foreign exchange rates at the end of the day, the Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities which are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statement of Assets and Liabilities for the estimated tax withholding based on the securities’ current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding tax reclaims recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. Government securities. These risks include but are not limited to revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. Government securities.

D.	Foreign Currency Transactions and Futures Contracts. Certain Underlying Funds may enter into foreign currency exchange transactions to convert to and from different foreign currencies and to and from the U.S. dollar in connection with the planned purchases or sales of securities. Certain Underlying Funds either enter into these transactions on a spot basis at the spot rate prevailing in the foreign currency exchange market or use forward foreign currency contracts to purchase or sell foreign currencies. When the contract is fulfilled or closed, gains or losses are realized. Until then, the gain or loss is included in unrealized appreciation or depreciation. Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their forward contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Certain Underlying Funds may enter into futures contracts involving foreign currency, interest rates, securities and security indices. A futures contract obligates the seller of the contract to deliver and the purchaser of the contract to take delivery of the type of foreign currency, financial instrument or security called for in the contract at a specified future time for a specified price. Upon entering into such a contract, the Underlying Fund is required to deposit and maintain as collateral such initial margin as required by the exchange on which the contract is traded. Pursuant to the contract, the Underlying Fund agrees to receive from or pay to the broker an amount equal to the daily fluctuations in the value of the contract. Such receipts or payments are known as variation margins and are recorded as unrealized gains or losses by the Underlying Fund. When the contract is closed, the Underlying Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

E.	Distributions to Shareholders. The Funds record distributions to their shareholders on the ex-dividend date. Each Fund pays dividends at least annually to comply with the distribution requirements of the Internal Revenue Code and may make distributions on a more frequent basis. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies. For federal income tax purposes, a Fund may designate as capital gains dividends the earnings and profits distributed to shareholders on the redemption of fund shares during the year.

F.

Federal Income Taxes. It is the policy of the Funds to comply with the requirements of subchapter M of the Internal Revenue Code and related excise tax provisions applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized

27

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2008 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

capital gains to their shareholders. Therefore, no federal income tax provision is required. Management has considered the sustainability of the funds tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions will be made until any capital loss carryforwards have been fully utilized or expired.

G.	Use of Estimates. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

H.	Repurchase Agreements. Certain Underlying Funds may invest in repurchase agreements with government securities dealers recognized by the Board of Governors of the Federal Reserve System. Under such agreements, the seller of the security agrees to repurchase it at a mutually agreed upon time and price. The resale price is in excess of the purchase price and reflects an agreed upon interest rate for the period of time the agreement is outstanding. The period of the repurchase agreements is usually short, from overnight to one week, while the underlying securities generally have longer maturities. An Underlying Fund will receive as collateral securities acceptable to it whose market value is equal to at least 100% of the carrying amount of the repurchase agreements, plus accrued interest, being invested by the Underlying Fund. The underlying collateral is valued daily on a mark to market basis to assure that the value, including accrued interest is at least equal to the repurchase price. There would be potential loss to an Underlying Fund in the event an Underlying Fund is delayed or prevented from exercising its right to dispose of the collateral, and it might incur disposition costs in liquidating the collateral. Certain Underlying Funds may only invest in repurchase agreements for temporary and defensive or cash management purposes.

I.	Securities Lending. Certain Underlying Funds have the option to temporarily loan up to 30% of their total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender’s fee. The borrower is required to fully collateralize the loans with cash or U.S. Government securities. Generally, in the event of counterparty default, an Underlying Fund has the right to use collateral to offset losses incurred. There would be potential loss to an Underlying Fund in the event an Underlying Fund is delayed or prevented from exercising its right to dispose of the collateral. The Fund bears the risk of loss with respect to the investment of collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in an Underlying Fund.

J.	Swap Agreements. Certain funds may enter into swap agreements. A swap is an agreement between two parties pursuant to which each party agrees to make one or more payments to the other at specified future intervals based on the return of an asset (such as a stock, bond or currency) or non-asset reference (such as an interest rate or index). The swap agreement will specify the “notional” amount of the asset or non-asset reference to which the contract relates. Subsequent changes in market value, if any, are calculated based upon changes in the performance of the asset or non-asset reference multiplied by the notional value of the contract. A Fund may enter into credit default, interest rate, total return and currency swaps to manage its exposure to credit, currency and interest rate risk. All outstanding swap agreements are reported following each Fund’s Portfolio of Investments.

Swaps are marked to market daily using quotations primarily from third party pricing services, counterparties or brokers. The value of the swap contract is recorded on the Statements of Assets or Liabilities. During the term of the swap, changes in the value of the swap, if any, is recorded as unrealized gains or losses on the Statements of Operations. Upfront payments made and/or received by a Fund when entering into the agreements are recorded as the cost of the swap and are reported on the Statements of Assets and Liabilities and as a component of the unrealized gain or loss on the Statements of Operations until termination. These upfront payments represent the amounts made or received when initially entering into the contract to offset the differences between the swap agreements and the prevailing market conditions at time of the contract. Upon

28

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2008 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

termination, these upfront payments are recorded as a realized gain or loss on the Statements of Operations. A Fund also records periodic payments made and/or received on the swap contract as a realized gain or loss on the Statements of Operations.

Entering into swap agreements involves the risk that the maximum potential loss of an investment exceeds the current value of the investment as reported on the Statements of Assets and Liabilities. Other risks involve the possibility that the counterparty to the agreements may default on its obligation to perform, that there will be no liquid market for these investments and that unfavorable changes in the market will have a negative impact on the value of the index or securities underlying the respective swap agreement.

Credit Default Swap Contracts. A credit default swap is a bilateral agreement between counterparties in which the buyer of the protection agrees to make a stream of periodic payments to the seller of protection in exchange for the right to receive a specified return in the event of a default or other credit event for a referenced entity, obligation or index. As a seller of protection on credit default swaps, a Fund will generally receive from the buyer a fixed payment stream based on the notional amount of the swap contract. This fixed payment stream will continue until the swap contract expires or a defined credit event occurs.

A Fund is subject to credit risk in the normal course of pursuing its investment objectives. As a seller of protection in a credit default swap, the Fund may execute these contracts to manage its exposure to the market or certain sectors of the market. The Fund may also enter into credit default swaps to speculate on changes in an issuer’s credit quality, to take advantage of perceived spread advantages, or to offset an existing short equivalent (i.e. buying protection on an equivalent reference entity).

The Fund may sell credit default swaps which expose it to the risk of loss from credit risk- related events specified in the contract. Although contract-specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default or repudiation/moratorium. If a Fund is a seller of protection, and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will generally either (i) pay to the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations, or underlying securities comprising a referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising a referenced index. If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

In assessing the status of payment or performance risk for a seller of protection, unrealized losses imply widening credit spreads when selling protection. A decrease in market value and a resulting unrealized loss position suggests a deterioration of the referenced entity’s credit soundness. As the notional amount represents the total obligation that would be due upon a credit event, market values that approach this loss, offset by any upfront payments received, serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. Unrealized losses, market values, and upfront payments for all credit default swap agreements in which a Fund is a seller of protection have been disclosed in the Portfolio of Investments.

The maximum amount of future payments (undiscounted) that a Fund as seller of protection

29

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2008 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of November 30, 2008 for which a Fund is seller of protection are disclosed in the Portfolio of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreements, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Fund for the same referenced entity or entities

Interest Rate Swap Contracts. An interest rate swap involves the agreement between counterparties to exchange periodic payments based on interest rates. One payment will be based on a floating rate of a specified interest rate while the other will be a fixed rate. Risks involve the future fluctuations of interest rates in which the fund may make payments that are greater than what the fund received from the counterparty. Other risks include credit, liquidity and market risk.

Total Return Swap Contracts. A total return swap involves the agreement between counterparties to exchange periodic payments based on an asset (such as a basket of securities) or non-asset (such as an index) reference. The periodic payments or cash flows, are usually based on the non-asset reference versus the total return or the asset-based reference. The asset-based reference generally includes unrealized appreciation or depreciation and to the extent that the total return falls short of or exceeds the non-asset reference, a Fund will make or receive a payment to the counterparty. Risks of total return swaps include credit, liquidity and market risks.

Currency Swaps. A currency swap involves the agreement between counterparties to exchange two difference currencies at contract inception at the prevailing spot rate, and to reverse the exchange at a later agreed upon termination date. The currency exchange at termination may take place at the original exchange rate, an agreed upon exchange rate or the prevailing spot rate on the date of termination. The contract may also include periodic interest payments based on a specified interest rate. Risks of currency swaps include, but are not limited to, credit, liquidity, market, and exchange rate fluctuations which may involve a Fund paying an amount greater than originally received at the time of entering into the contract.

Structured Products. Certain Funds invest in structured products which are specially-designed derivative investments whose principal payments or interest payments are linked to the performance of underlying foreign currencies, interest rate spreads, stock market indices, prices of individual securities, commodities or other financial instruments or the occurrence of other specific events. The terms and conditions of these products may be ‘structured’ by the purchaser and the borrower issuing the note. The market value of these products will increase or decrease based on the performance of the underlying asset or reference. A Fund records the changes in the market value of these structured products as an unrealized gain or loss in the accompanying Statements of Operations. The Fund records a realized gain or loss when a structured product is sold or matures.

Risks associated with structured products include credit risk (if the counterparty fails to meet its obligation) and interest rate risk. Since the Fund enters into the transaction with the borrower at par value, the Fund could receive more or less than it originally invested when a note matures. The prices of the notes may also be very volatile and may have limited liquidity in the market which can make it difficult for the Fund to value or sell at an advantageous price.

K.

Illiquid and Restricted Securities. Certain Underlying Funds may not invest more than 15% of their net assets in illiquid securities (except for ING Institutional Prime Money Market Fund, ING Index Plus LargeCap Fund, ING Index Plus MidCap Fund and ING Index Plus SmallCap Fund which may not invest more than 10% of their net assets in illiquid securities). Illiquid securities are not readily marketable. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the Underlying Funds to sell them promptly at an acceptable price. Each Underlying Fund may also invest in restricted securities, which include those sold under Rule 144A of the Securities Act of 1933 (“1933 Act”) or securities offered pursuant to Section 4(2) of the 1933 Act, and/or are subject to

30

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2008 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Certain restricted securities may be considered liquid pursuant to procedures adopted by the Board or may be deemed to be illiquid because they may not be readily marketable. Illiquid and restricted securities are valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value determined under procedures approved by the Board.

L.	Indemnifications. In the normal course of business, the Funds may enter into contracts that provide certain indemnifications. The Funds’ maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

NOTE 3 — INVESTMENT TRANSACTIONS

For the six months ended November 30, 2008, the cost of purchases and proceeds from the sales of Underlying Funds were as follows:

	Purchases	Sales
Strategic Allocation Conservative	$4,821,125	$11,300,807
Strategic Allocation Growth	5,141,749	13,467,165
Strategic Allocation Moderate	12,515,250	28,645,954

NOTE 4 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES

The Funds entered into an investment management agreement (“Management Agreement”) with ING Investments. As of April 7, 2008, during periods when each Fund invests all, or substantially all of its assets in another investment company, the Management Agreement compensates the Investment Adviser with a fee of 0.08%, computed daily and payable monthly, based on the average daily net assets of each Fund.

During periods when the Funds invest directly in investment securities, each Fund pays the Investment Adviser a fee, computed daily and payable monthly, based on the average daily net assets of each Fund at the following annual rates:

0.800% on the first $500 million, 0.775% on the next $500 million, 0.750% on the next $500 million, 0.725% on the next $500 million and 0.700% in excess of $2 billion.

The Investment Adviser has entered into a sub-advisory agreement with ING IM. Subject to such policies as the Board or the Investment Adviser may determine, ING IM manages the Funds’ assets in accordance with the Funds’ investment objectives, policies, and limitations.

ING Funds Services, LLC (“IFS”), an indirect, wholly-owned subsidiary of ING Groep, acts as administrator and provides certain administrative and shareholder services necessary for Fund operations and is responsible for the supervision of other service providers. For its services, IFS is entitled to receive from each Fund a fee at an annual rate of 0.08% of its average daily net assets.

ING Investments has entered into a Service Agreement with ING Life Insurance and Annuity Company (“ILIAC”), an indirect, wholly-owned subsidiary of ING Groep, under which ILIAC provides various administrative and shareholder services to certain Class A and Class I shareholders of the Funds that purchased their shares through ILIAC. In exchange for these services, ING Investments pays ILIAC a fee of up to 0.40% of the average daily net assets associated with respect to Class A and Class I shares of the Funds. For the six months ended November 30, 2008, ILIAC received $139,818.

NOTE 5 — DISTRIBUTION AND SERVICE FEES

Each share class of the Funds (except as noted below) has adopted a Plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plans”), whereby the Distributor is compensated by the Funds for expenses incurred in the distribution of each Fund’s shares (“Distribution Fees”). Pursuant to the 12b-1 Plans, the Distributor is entitled to a payment each month to compensate for expenses incurred in the distribution and promotion of each Fund’s shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or shareholder servicing fees (“Service Fees”) paid to securities dealers who have executed a distribution agreement with the Distributor. Under the 12b-1 Plans, each class of shares of the Fund, except Class I, pays the Distributor a Distribution and/or Service Fee based on average daily net assets at the following rates:

	Class A	Class B	Class C	Class O
Strategic Allocation Conservative	0.25%	1.00%	1.00%	0.25%
Strategic Allocation Growth	0.25%	1.00%	1.00%	0.25%
Strategic Allocation Moderate	0.25%	1.00%	1.00%	0.25%

31

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2008 (UNAUDITED) (CONTINUED)

NOTE 5 — DISTRIBUTION AND SERVICE FEES (continued)

Presently, the Funds’ class specific expenses include a Distribution Fee or Service Fees incurred in connection with Class A and a combined Distribution and Service Fees in connection with Class B and Class C shares. For the six months ended November 30, 2008, the Distributor retained the following amounts in sales charges:

Class A Shares
Initial Sales Charges:
Strategic Allocation Conservative	$1,198
Strategic Allocation Growth	1,390
Strategic Allocation Moderate	978

Class C Shares
Contingent Deferred Sales Charges:
Strategic Allocation Conservative	$319
Strategic Allocation Growth	92
Strategic Allocation Moderate	127

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATED AND RELATED PARTIES

At November 30, 2008, the Funds had the following amounts recorded in payable to affiliates on the accompanying Statements of Assets and Liabilities (see Notes 4 and 5):

Fund	Accrued Investment Management Fees	Accrued Administrative Fees	Accrued Shareholder Service and Distribution Fees	Total
Strategic Allocation Conservative	$1,530	$1,621	$8,881	$12,032
Strategic Allocation Growth	2,593	2,657	13,402	18,652
Strategic Allocation Moderate	2,847	2,950	14,411	20,208

The Company has adopted a Deferred Compensation Plan (the “Plan”), which allows eligible non-affiliated directors as described in the Plan to defer the receipt of all or a portion of the directors’ fees payable. Deferred fees are invested in various funds advised by ING Investments until distribution in accordance with the Plan.

At November 30, 2008, the following indirect, wholly-owned subsidiaries of ING Groep owned more than 5% of the following Funds:

ILIAC — Strategic Allocation Conservative (16.26%); Strategic Allocation Growth (13.89%); and Strategic Allocation Moderate (17.71%)

ING National Trust — Strategic Allocation Conservative (21.29%); Strategic Allocation Growth (13.22%); and Strategic Allocation Moderate (23.24%)

Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a company. The 1940 Act defines affiliates as companies that are under common control. Therefore, because the Funds have a common owner that owns over 25% of the outstanding securities of the Funds, they may be deemed to be affiliates of each other. Investment activities of these shareholders could have a material impact on the Funds.

NOTE 7 — OTHER ACCRUED EXPENSES AND LIABILITIES

At November 30, 2008, the Funds had the following payables included in Other Accrued Expenses and Liabilities on the Statements of Assets and Liabilities that exceed 5% of total liabilities:

Fund	Accrued Expenses	Amount
Strategic Allocation Conservative	Custody	$20,205
	Transfer Agent	17,777
	Postage	15,278
Strategic Allocation Growth	Custody	28,753
	Transfer Agent	26,233
	Audit	11,905
	Postage	23,452
Strategic Allocation Moderate	Custody	26,127
	Transfer Agent	19,305
	Postage	20,917

NOTE 8 — EXPENSE LIMITATIONS

ING Investments entered into a written expense limitation agreement (“Expense Limitation Agreement”) with each of the Funds whereby the Investment Adviser has agreed to limit expenses, excluding interest expenses, taxes, brokerage commissions and extraordinary expenses to the levels listed below:

	Class A	Class B	Class C	Class I	Class O
Strategic Allocation Conservative(1)	1.15%	1.90%	1.90%	0.90%	1.15%
Strategic Allocation Growth(1)	1.25%	2.00%	2.00%	1.00%	1.25%
Strategic Allocation Moderate(1)	1.20%	1.95%	1.95%	0.95%	1.20%

(1)	These operating expense limits take into account operating expenses incurred at the underlying fund level.

The Investment Adviser may at a later date recoup from a Fund for management fees waived and other expenses assumed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, the Fund’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statements of Operations for each Fund. Amounts payable by the Investment Adviser are reflected on the accompanying Statements of Assets and Liabilities for each Fund.

32

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2008 (UNAUDITED) (CONTINUED)

NOTE 8 — EXPENSE LIMITATIONS (continued)

As of November 30, 2008, the cumulative amounts of waived or reimbursed fees that are subject to possible recoupment by the Investment Adviser, and the related expiration dates are as follows:

	November 30,
	2009	2010	2011	Total
Strategic Allocation Conservative	$115,012	$172,978	$233,434	$521,424
Strategic Allocation Growth	24,088	158,130	404,073	586,291
Strategic Allocation Moderate	110,737	185,989	336,543	633,269

The Expense Limitation Agreement is contractual and shall renew automatically for one-year terms unless ING Investments provides written notice of the termination of the Expense Limitation Agreement within 90 days of the end of the then current term.

NOTE 9 — LINE OF CREDIT

All of the Funds included in this report, in addition to certain other funds managed by the Investment Adviser, have entered into an unsecured committed revolving line of credit agreement (the “Credit Agreement”) with Citibank, N.A. for an aggregate amount of $100,000,000. The proceeds may be used to: (1) temporarily finance the purchase and sale of securities; (2) finance the redemption of shares of an investor in the Funds; and (3) enable the Funds to meet other emergency expenses as defined in the Credit Agreement. The Funds to which the line of credit is available pay a commitment fee equal to 0.08% per annum on the daily unused portion of the committed line amount.

On November 11, 2008, the Board approved an extension of the unsecured committed revolving line of credit agreement (the “Credit Agreement”) with Citibank, N.A. for an aggregate amount of $100,000,000. The Credit Agreement was extended for an additional thirty-day period, terminating on December 18, 2008. The funds to which the line of credit is available pay a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount. Each of the Funds will pay its pro rata share of the commitment fee.

On December 11, 2008, the Board approved an unsecured committed revolving line of credit agreement (the “Credit Agreement”) with The Bank of New York Mellon for an aggregate amount of $100,000,000, effective December 18, 2008 for a 364-day period, terminating on December 16, 2009. The proceeds may be used to: (1) temporarily finance the purchase and sale of securities; (2) finance the redemption of shares of an investor in the Funds; and (3) enable the Funds to meet other emergency expenses as defined in the Credit Agreement. The Funds to which the line of credit is available pay a commitment fee equal to 0.125% per annum on the daily unused portion of the committed line amount.

Generally, borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance. The following Funds in this report utilized the line of credit during the six months ended November 30, 2008:

	Days Utilized	Approximate Average Daily Balance For Days Utilized	Approximate Weighted Average Interest Rate For Days Utilized
Strategic Allocation Conservative	3	$1,960,000	2.55%
Strategic Allocation Growth	3	730,000	2.55
Strategic Allocation Moderate	3	3,280,000	2.55

33

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2008 (UNAUDITED) (CONTINUED)

NOTE 10 — CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

	Class A		Class B		Class C
	Six Months Ended November 30, 2008	Year Ended May 31, 2008	Six Months Ended November 30, 2008	Year Ended May 31, 2008	Six Months Ended November 30, 2008	Year Ended May 31, 2008
Strategic Allocation Conservative (Number of Shares)
Shares sold	285,103	710,471	109,195	258,718	64,964	360,495
Reinvestment of distributions	—	193,965	—	33,832	—	14,676
Shares redeemed	(553,412)	(1,149,575)	(160,242)	(207,438)	(69,337)	(173,015)

Net increase (decrease) in shares outstanding	(268,309)	(245,139)	(51,047)	85,112	(4,373)	202,156

Strategic Allocation Conservative ($)
Shares sold	$2,550,074	$7,490,311	$934,502	$2,709,964	$574,182	$3,841,708
Reinvestment of distributions	—	1,961,031	—	341,362	—	148,813
Shares redeemed	(4,944,007)	(12,021,366)	(1,409,066)	(2,145,564)	(589,430)	(1,776,304)

Net increase (decrease)	$(2,393,933)	$(2,570,024)	$(474,564)	$905,762	$(15,248)	$2,214,217

	Class I		Class O
	Six Months Ended November 30, 2008	Year Ended May 31, 2008	Six Months Ended November 30, 2008	Year Ended May 31, 2008
Strategic Allocation Conservative (Number of Shares)
Shares sold	6,699	87,250	103,148	558,225
Reinvestment of distributions	—	31,599	—	45,371
Shares redeemed	(237,125)	(215,680)	(175,322)	(228,360)

Net increase (decrease) in shares outstanding	(230,426)	(96,831)	(72,174)	375,236

Strategic Allocation Conservative ($)
Shares sold	$63,029	$923,467	$920,985	$5,808,023
Reinvestment of distributions	—	323,255	—	456,556
Shares redeemed	(2,245,893)	(2,333,214)	(1,546,281)	(2,381,562)

Net increase (decrease)	$(2,182,864)	$(1,086,492)	$(625,296)	$3,883,017

	Class A		Class B		Class C
	Six Months Ended November 30, 2008	Year Ended May 31, 2008	Six Months Ended November 30, 2008	Year Ended May 31, 2008	Six Months Ended November 30, 2008	Year Ended May 31, 2008
Strategic Allocation Growth (Number of Shares)
Shares sold	227,571	491,872	47,278	114,695	27,304	68,599
Reinvestment of distributions	—	448,376	—	148,353	—	23,314
Shares redeemed	(490,973)	(1,955,863)	(246,350)	(501,158)	(27,419)	(69,790)

Net increase (decrease) in shares outstanding	(263,402)	(1,015,615)	(199,072)	(238,110)	(115)	22,123

Strategic Allocation Growth ($)
Shares sold	$2,148,715	$6,116,997	$455,223	$1,436,067	$255,453	$860,372
Reinvestment of distributions	—	5,187,710	—	1,694,188	—	267,181
Shares redeemed	(4,560,614)	(23,821,920)	(2,314,588)	(5,929,244)	(256,403)	(825,330)

Net increase (decrease)	$(2,411,899)	$(12,517,213)	$(1,859,365)	$(2,798,989)	$(950)	$302,223

34

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2008 (UNAUDITED) (CONTINUED)

NOTE 10 — CAPITAL SHARES (continued)

	Class I		Class O
	Six Months Ended November 30, 2008	Year Ended May 31, 2008	Six Months Ended November 30, 2008	Year Ended May 31, 2008
Strategic Allocation Growth (Number of Shares)
Shares sold	35,954	210,274	401,205	1,223,201
Reinvestment of distributions	—	115,285	—	171,147
Shares redeemed	(579,756)	(742,703)	(282,033)	(473,436)

Net increase (decrease) in shares outstanding	(543,802)	(417,144)	119,172	920,912

Strategic Allocation Growth ($)
Shares sold	$386,229	$2,618,740	$3,662,474	$15,089,106
Reinvestment of distributions	—	1,345,372	—	1,969,997
Shares redeemed	(5,829,265)	(9,364,515)	(2,563,298)	(5,755,665)

Net increase (decrease)	$(5,443,036)	$(5,400,403)	$1,099,176	$11,303,438

	Class A		Class B		Class C
	Six Months Ended November 30, 2008	Year Ended May 31, 2008	Six Months Ended November 30, 2008	Year Ended May 31, 2008	Six Months Ended November 30, 2008	Year Ended May 31, 2008
Strategic Allocation Moderate (Number of Shares)
Shares sold	206,823	590,300	44,060	185,990	18,629	109,634
Reinvestment of distributions	—	524,725	—	133,845	—	15,581
Shares redeemed	(706,146)	(2,358,758)	(340,060)	(497,182)	(32,098)	(103,221)

Net increase (decrease) in shares outstanding	(499,323)	(1,243,733)	(296,000)	(177,347)	(13,469)	21,994

Strategic Allocation Moderate ($)
Shares sold	$2,007,735	$7,241,263	$439,520	$2,185,609	$171,158	$1,338,950
Reinvestment of distributions	—	6,002,860	—	1,516,461	—	178,867
Shares redeemed	(6,616,078)	(27,983,268)	(3,193,397)	(5,820,167)	(290,439)	(1,238,840)

Net increase (decrease)	$(4,608,343)	$(14,739,145)	$(2,753,877)	$(2,118,097)	$(119,281)	$278,977

	Class I		Class O
	Six Months Ended November 30, 2008	Year Ended May 31, 2008	Six Months Ended November 30, 2008	Year Ended May 31, 2008
Strategic Allocation Moderate (Number of Shares)
Shares sold	571,529	365,236	214,306	924,975
Reinvestment of distributions	—	113,875	—	105,097
Shares redeemed	(1,405,489)	(542,514)	(249,907)	(341,841)

Net increase (decrease) in shares outstanding	(833,960)	(63,403)	(35,601)	688,231

Strategic Allocation Moderate ($)
Shares sold	$6,247,669	$4,210,527	$2,088,927	$11,123,442
Reinvestment of distributions	—	1,317,536	—	1,195,900
Shares redeemed	(13,158,189)	(6,518,568)	(2,370,769)	(4,063,277)

Net increase (decrease)	$(6,910,520)	$(990,505)	$(281,842)	$8,256,065

35

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2008 (UNAUDITED) (CONTINUED)

NOTE 11 — SECURITIES LENDING

Under an agreement with The Bank of New York Mellon (“BNY”), the Funds can lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S. government securities. The collateral is equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned when the transaction is entered into and is adjusted daily for changes in the market values of the securities on loan. The cash collateral received is invested in approved investments as defined in the Securities Lending Agreement with BNY (the “Agreement”). The Funds bear the risk of loss with respect to the investment of collateral. Currently, the cash collateral is invested in the Bank of New York Mellon Corp. Institutional Cash Reserves Fund (“BICR Fund”). BNY serves as investment manager, custodian and operational trustee of the BICR Fund. As of November 30, 2008, the BICR Fund held certain defaulted securities that had market values significantly below amortized cost. The investment in the BICR Fund is included in the Portfolio of Investments under Securities Lending Collateral and the unrealized loss on such investment is included in Net Unrealized Depreciation on the Statements of Assets and Liabilities. The Funds agreed, in principle, to the terms of capital support extended by The Bank of New York Mellon Corporation (“BNYC”), an affiliated company of BNY, for the certain defaulted securities held by the BICR Fund. BNYC will support the value of these securities up to a certain amount and subject, in part, to the Funds’ continued lending of securities. The recorded value of each Fund’s investment in the BICR Fund includes the value of the underlying securities held by the BICR Fund and the estimated value of the support to be provided by BNYC.

Generally, in the event of counterparty default, the Funds have the right to use the collateral to offset losses incurred. The Agreement contains certain guarantees by BNY in the event of counterparty default and/or a borrower’s failure to return a loaned security; however, there would be a potential loss to the Funds in the event the Funds are delayed or prevented from exercising their right to dispose of the collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Fund. At November 30, 2008, the Funds had no securities on loan.

NOTE 12 — CONCENTRATION OF INVESTMENT RISKS

The Funds are also affected by other kinds of risks, depending on the types of securities held or strategies used by an Underlying Fund.

Investment by Funds-of-Funds. Each of the Underlying Funds’ shares may be purchased by other investment companies. In some cases, an Underlying Fund may experience large inflows or redemptions due to allocations or rebalancings. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. The Adviser will monitor transactions by each Underlying Fund and will attempt to minimize any adverse effects on the Underlying Funds and the Fund as a result of these transactions. So long as an Underlying Fund accepts investments by other investment companies, it will not purchase securities of other investment companies, except to the extent permitted by the 1940 Act or under the terms of an exemptive order granted by the SEC.

Asset Allocation. Although asset allocation seeks to optimize returns given various levels of risk tolerance, you still may lose money and experience volatility. Market and asset class performance may differ in the future from the historical performance and the assumptions used to form the asset allocations for the Funds. Furthermore, the Investment Advisers’ allocation of the Funds’ assets may not anticipate market trends successfully. Assets will be allocated among Underlying Funds and markets based on judgments made by the Investment Adviser. There is a risk that a Fund may allocate assets to an asset class or market that underperforms other Underlying Funds. For example, a Fund may be underweighted in assets or a market that is experiencing significant returns or overweighted in assets or a market with significant declines.

Foreign Securities. Investments in foreign securities may entail risks not present in domestic investments. Since securities in which the Funds and certain Underlying Funds may invest are denominated in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Funds and certain Underlying Funds. Foreign investments may also subject the Funds or Underlying Funds to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, as well as changes vis-à-vis the U.S. dollar from movements in currency, and changes in security value and interest rate, all of which could

36

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2008 (UNAUDITED) (CONTINUED)

NOTE 12 — CONCENTRATION OF INVESTMENT RISKS (continued)

affect the market and/or credit risk of the Funds’ or Underlying Funds’ investments.

Emerging Markets Investments. Certain Underlying Funds may invest in emerging markets. Because of less developed markets and economies and, in some countries, less mature governments and governmental institutions, the risks of investing in foreign securities can be intensified in the case of investments in issuers domiciled or doing substantial business in countries with an emerging securities market. These risks include: high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries; political and social uncertainties; over-dependence on exports, especially with respect to primary commodities, making these economies vulnerable to changes in commodity prices; overburdened infrastructure and obsolete or unseasoned financial systems; environmental problems; less developed legal systems; and less reliable custodial services and settlement practices.

NOTE 13 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.

Dividends paid by the Funds from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

There were no dividends or distributions to shareholders for the six months ended November 30, 2008. The tax composition of dividends and distributions to shareholders was as follows:

	Year Ended May 31, 2008
	Ordinary Income	Long-Term Capital Gains
Strategic Allocation Conservative	$2,046,880	$1,595,081
Strategic Allocation Growth	4,269,324	6,750,875
Strategic Allocation Moderate	4,706,747	5,906,750

The tax-basis components of distributable earnings for federal income tax purposes as of May 31, 2008 were:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Unrealized Appreciation	Post-October PFIC Losses Deferred
Strategic Allocation Conservative	$377,679	$418,971	$135,028	$(1,786)
Strategic Allocation Growth	270,885	3,105,372	1,575,069	(12,871)
Strategic Allocation Moderate	575,304	2,889,879	1,016,403	(9,383)

The Funds’ major tax jurisdictions are federal and Arizona. The earliest tax year that remains subject to examination by these jurisdictions is 2003.

37

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2008 (UNAUDITED) (CONTINUED)

NOTE 14 — OTHER ACCOUNTING PRONOUNCEMENTS

On March 19, 2008, the FASB issued Statement of Financial Accounting Standards No. 161 (“SFAS No. 161”), “Disclosure about Derivative Instruments and Hedging Activities.” This new accounting statement requires enhanced disclosures about an entity’s derivative and hedging activities. Entities are required to provide enhanced disclosures about (a) how and why an entity invests in derivatives, (b) how derivatives are accounted for under SFAS No. 133, and (c) how derivatives affect an entity’s financial position, financial performance, and cash flows. SFAS No. 161 also requires enhanced disclosures regarding credit-risk-related contingent features of derivative instruments. SFAS No. 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. As of November 30, 2008, management of the Funds is currently assessing the impact of the expanded financial statement disclosures that will result from adopting SFAS No. 161.

NOTE 15 — SUBSEQUENT EVENTS

On December 11, 2008, the Board approved an unsecured committed revolving line of credit agreement (the “Credit Agreement”) with BNYM for an aggregate amount of $100,000,000. The term of Credit Agreement is December 18, 2008 through December 16, 2009. The Funds to which the line of credit is available pay a commitment fee equal to 0.125% per annum on the daily unused portion of the committed line amount.

Dividends: Subsequent to November 30, 2008, the following Funds declared dividends and distributions of:

	Per Share Amounts
	Net Investment Income	Long-Term Capital Gains	Payable Date	Record Date
Strategic Allocation Conservative
Class A	$0.4722	$0.1313	January 5, 2009	December 30, 2008
Class B	$0.3956	$0.1313	January 5, 2009	December 30, 2008
Class C	$0.4021	$0.1313	January 5, 2009	December 30, 2008
Class I	$0.4981	$0.1313	January 5, 2009	December 30, 2008
Class O	$0.4747	$0.1313	January 5, 2009	December 30, 2008
Strategic Allocation Growth
Class A	$0.2807	$0.5542	January 5, 2009	December 30, 2008
Class B	$0.1878	$0.5542	January 5, 2009	December 30, 2008
Class C	$0.2076	$0.5542	January 5, 2009	December 30, 2008
Class I	$0.3082	$0.5542	January 5, 2009	December 30, 2008
Class O	$0.2865	$0.5542	January 5, 2009	December 30, 2008
Strategic Allocation Moderate
Class A	$0.4313	$0.5147	January 5, 2009	December 30, 2008
Class B	$0.3340	$0.5147	January 5, 2009	December 30, 2008
Class C	$0.3476	$0.5147	January 5, 2009	December 30, 2008
Class I	$0.4607	$0.5147	January 5, 2009	December 30, 2008
Class O	$0.4359	$0.5147	January 5, 2009	December 30, 2008

38

ING STRATEGIC ALLOCATION CONSERVATIVE FUND	PORTFOLIO OF INVESTMENTS AS OF NOVEMBER 30, 2008 (UNAUDITED)

Shares			Value
AFFILIATED INVESTMENT COMPANIES: 94.3%
418,827	ING Index Plus International Equity Fund - Class I		$2,554,844
178,996	ING Index Plus LargeCap Fund - Class I		1,886,616
79,397	ING Index Plus MidCap Fund - Class I		698,694
71,687	ING Index Plus SmallCap Fund - Class I		674,578
1,450,291	ING Intermediate Bond Fund - Class I		12,704,551
244,894	ING Real Estate Fund - Class I		1,988,539
351,434	ING Tactical Asset Allocation Fund - Class I		2,273,779

	Total Affiliated Investment Companies (Cost $30,370,911)		22,781,601

SHORT-TERM INVESTMENTS: 5.4%
	Affiliated Investment Companies: 5.4%
1,309,766	ING Institutional Prime Money Market Fund - Class I		1,309,766

	Total Short-Term Investments (Cost $1,309,766)		1,309,766

	Total Investments in Securities (Cost $31,680,677)*	99.7%	$24,091,367
	Other Assets and Liabilities - Net	0.3	63,109

	Net Assets	100.0%	$24,154,476

*	Cost for federal income tax purposes is $32,351,683.

Net unrealized depreciation consists of:
Gross Unrealized Appreciation	$—
Gross Unrealized Depreciation	(8,260,316)

Net Unrealized Depreciation	$(8,260,316)

The following table summarizes the inputs used as of November 30, 2008 in determining the Fund’s investments at fair value for purposes of SFAS 157:

	Investments in Securities	Other Financial Instruments*
Level 1 — Quoted Prices	$24,091,367	$—
Level 2 — Other Significant Observable Inputs	—	—
Level 3 — Significant Unobservable Inputs	—	—

Total	$24,091,367	$—

“Fair value” for purposes of SFAS 157 is different from “fair value” as used in the 1940 Act. The former generally implies market value, and can include market quotations as a source of value, and the latter refers to determinations of actual value in absence of available market quotations.

*	Other financial instruments may include forward foreign currency contracts, futures, swaps, and written options. Forward foreign currency contracts and futures are reported at their unrealized gain/loss at period end. Swaps and written options are reported at their market value at period end.

See Accompanying Notes to Financial Statements

39

ING STRATEGIC ALLOCATION GROWTH FUND	PORTFOLIO OF INVESTMENTS AS OF NOVEMBER 30, 2008 (UNAUDITED)

Shares			Value
AFFILIATED INVESTMENT COMPANIES: 97.8%
1,643,004	ING Index Plus International Equity Fund - Class I		$10,022,327
811,057	ING Index Plus LargeCap Fund - Class I		8,548,538
411,244	ING Index Plus MidCap Fund - Class I		3,618,948
371,389	ING Index Plus SmallCap Fund - Class I		3,494,770
650,174	ING Intermediate Bond Fund - Class I		5,695,528
253,977	ING Real Estate Fund - Class I		2,062,293
910,194	ING Tactical Asset Allocation Fund - Class I		5,888,953

	Total Affiliated Investment Companies (Cost $60,182,660)		39,331,357

SHORT-TERM INVESTMENTS: 2.3%
	Affiliated Investment Companies: 2.3%
903,209	ING Institutional Prime Money Market Fund - Class I		903,209

	Total Short-Term Investments (Cost $903,209)		903,209

	Total Investments in Securities (Cost $61,085,869)*	100.1%	$40,234,566
	Other Assets and Liabilities - Net	(0.1)	(32,411)

	Net Assets	100.0%	$40,202,155

*	Cost for federal income tax purposes is $62,160,908.

Net unrealized depreciation consists of:
Gross Unrealized Appreciation	$—
Gross Unrealized Depreciation	(21,926,342)

Net Unrealized Depreciation	$(21,926,342)

The following table summarizes the inputs used as of November 30, 2008 in determining the Fund’s investments at fair value for purposes of SFAS 157:

	Investments in Securities	Other Financial Instruments*
Level 1 — Quoted Prices	$40,234,566	$—
Level 2 — Other Significant Observable Inputs	—	—
Level 3 — Significant Unobservable Inputs	—	—

Total	$40,234,566	$—

“Fair value” for purposes of SFAS 157 is different from “fair value” as used in the 1940 Act. The former generally implies market value, and can include market quotations as a source of value, and the latter refers to determinations of actual value in absence of available market quotations.

*	Other financial instruments may include forward foreign currency contracts, futures, swaps, and written options. Forward foreign currency contracts and futures are reported at their unrealized gain/loss at period end. Swaps and written options are reported at their market value at period end.

See Accompanying Notes to Financial Statements

40

ING STRATEGIC ALLOCATION MODERATE FUND	PORTFOLIO OF INVESTMENTS AS OF NOVEMBER 30, 2008 (UNAUDITED)

Shares			Value
AFFILIATED INVESTMENT COMPANIES: 96.6%
1,253,316	ING Index Plus International Equity Fund - Class I		$7,645,228
491,005	ING Index Plus LargeCap Fund - Class I		5,175,192
290,377	ING Index Plus MidCap Fund - Class I		2,555,314
262,204	ING Index Plus SmallCap Fund - Class I		2,467,339
1,697,882	ING Intermediate Bond Fund - Class I		14,873,451
358,147	ING Real Estate Fund - Class I		2,908,154
963,993	ING Tactical Asset Allocation Fund - Class I		6,237,033

	Total Investment Companies (Cost $59,491,859)		41,861,711

SHORT-TERM INVESTMENTS: 3.3%
	Affiliated Investment Companies: 3.3%
1,440,198	ING Institutional Prime Money Market Fund - Class I		1,440,198

	Total Short-Term Investments (Cost $1,440,198)		1,440,198

	Total Investments in Securities (Cost $60,932,057)*	99.9%	$43,301,909
	Other Assets and Liabilities - Net	0.1	34,801

	Net Assets	100.0%	$43,336,710

*	Cost for federal income tax purposes is $63,829,638.

Net unrealized depreciation consists of:
Gross Unrealized Appreciation	$—
Gross Unrealized Depreciation	(20,527,729)

Net Unrealized Depreciation	$(20,527,729)

The following table summarizes the inputs used as of November 30, 2008 in determining the Fund’s investments at fair value for purposes of SFAS 157:

	Investments in Securities	Other Financial Instruments*
Level 1 — Quoted Prices	$43,301,909	$—
Level 2 — Other Significant Observable Inputs	—	—
Level 3 — Significant Unobservable Inputs	—	—

Total	$43,301,909	$—

“Fair value” for purposes of SFAS 157 is different from “fair value” as used in the 1940 Act. The former generally implies market value, and can include market quotations as a source of value, and the latter refers to determinations of actual value in absence of available market quotations.

*	Other financial instruments may include forward foreign currency contracts, futures, swaps, and written options. Forward foreign currency contracts and futures are reported at their unrealized gain/loss at period end. Swaps and written options are reported at their market value at period end.

See Accompanying Notes to Financial Statements

41

ING Funds Distributor, LLC offers the funds listed below. Before investing in a fund, shareholders should carefully review the fund’s prospectus. Investors may obtain a copy of a prospectus of any ING Fund by calling (800) 992-0180 or by going to www.ingfunds.com.

Domestic Equity and Income Funds

ING Balanced Fund

ING Growth and Income Fund

ING Real Estate Fund

Domestic Equity Fund-of-Funds

ING Strategic Allocation Conservative Fund

ING Strategic Allocation Growth Fund

ING Strategic Allocation Moderate Fund

Domestic Equity Growth Funds

ING 130/30 Fundamental Research Fund

ING Corporate Leaders 100 Fund

ING Equity Dividend Fund

ING Fundamental Research Fund

ING LargeCap Growth Fund

ING MidCap Opportunities Fund

ING Opportunistic LargeCap Fund

ING Small Company Fund

ING SmallCap Opportunities Fund

ING Tactical Asset Allocation Fund

Domestic Equity Index Funds

ING Index Plus LargeCap Equity Fund VIII

ING Index Plus LargeCap Fund

ING Index Plus MidCap Fund

ING Index Plus SmallCap Fund

Domestic Equity Value Funds

ING Financial Services Fund

ING SmallCap Value Multi-Manager Fund

ING Value Choice Fund

Fixed-Income Funds

ING GNMA Income Fund

ING High Yield Bond Fund

ING Intermediate Bond Fund

Global Equity Funds

ING Global Equity Dividend Fund

ING Global Natural Resources Fund

ING Global Real Estate Fund

ING Global Science and Technology Fund

ING Global Value Choice Fund

International Equity Funds

ING Asia-Pacific Real Estate Fund

ING Disciplined International SmallCap Fund

ING Emerging Countries Fund

ING European Real Estate Fund

ING Foreign Fund

ING Greater China Fund

ING Index Plus International Equity Fund

ING International Capital Appreciation Fund

ING International Equity Dividend Fund

ING International Growth Opportunities Fund

ING International Real Estate Fund

ING International SmallCap Multi-Manager Fund

ING International Value Fund

ING International Value Choice Fund

ING Russia Fund

Global and International Fixed-Income Funds

ING Emerging Markets Fixed Income Fund

ING Global Bond Fund

International Funds-of-Funds

ING Diversified International Fund

ING Global Target Payment Fund

Loan Participation Fund

ING Senior Income Fund

Money Market Funds*

ING Money Market Fund

ING Classic Money Market Fund

*	An investment in a fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the funds.

Investment Adviser

ING Investments, LLC

7337 East Doubletree Ranch Road

Scottsdale, Arizona 85258

Administrator

ING Funds Services, LLC

7337 East Doubletree Ranch Road

Scottsdale, Arizona 85258

Distributor

ING Funds Distributor, LLC

7337 East Doubletree Ranch Road

Scottsdale, Arizona 85258

Transfer Agent

DST Systems, Inc.

P.O. Box 419368

Kansas City, Missouri 64141

Custodian

The Bank of New York Mellon

One Wall Street

New York, New York 10286

Legal Counsel

Goodwin Procter LLP

Exchange Place

53 State Street

Boston, Massachusetts 02109

For more complete information, or to obtain a prospectus for any ING Fund, please call your investment professional or ING Funds Distributor, LLC at (800) 992-0180 or log on to www.ingfunds.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund. Check with your investment professional to determine which funds are available for sale within their firm. Not all funds are available for sale within their firm. Not all funds are available for sale at all firms.

PRSAR-STRATABCIO	(1108-012108)

Item 2.  Code of Ethics.

Not required for semi-annual filing.

Item 3.  Audit Committee Financial Expert.

Not required for semi-annual filing.

Item 4.  Principal Accountant Fees and Services.

Not required for semi-annual filing.

Item 5.  Audit Committee Of Listed Registrants.

Not required for semi-annual filing.

Item 6.  Schedule of Investments.

Schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-end Management Investment Companies.

Not required for Semi-annual filing.

Item 8.  Purchases of Equity Securities by Closed-end Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 9.  Submission of Matters to a Vote of Security Holders.

The Board has a Nominating Committee (“Committee”) for the purpose of considering and presenting to the Board candidates it proposes for nomination to fill Trustee vacancies on the Board. The Committee currently consists of four Trustees of the Board, none of whom are considered “interested persons” of the Trust within the meaning of Section 2(a)(19) of the Investment Company Act of 1940. The Committee has adopted a written charter that sets forth the policies and procedures of the Committee. The Committee will accept referrals for potential candidates from Board members, Fund shareholders, legal counsel to the disinterested Trustees or such other sources as the Committee deems appropriate. Shareholders can submit recommendations in writing to the attention of the Chairperson of the Committee at an address to be maintained by Fund management for this purpose. In order for the Committee to consider a potential candidate, the Committee initially must receive at least the following information regarding such person: (1) name; (2) date of birth; (3) education; (4) business, professional or other relevant experience and areas of expertise; (5) current business, professional or other relevant experience and areas of expertise; (6) current business and home addresses and contact information; (7) other board positions or prior experience; and (8) any knowledge and experience relating to investment companies and investment company governance.

Item 10. Controls and Procedures.

(a)

Based on our evaluation conducted within 90 days of the filing date, hereof, the design and operation of the registrant’s disclosure controls and procedures are effective to ensure that material information relating to the registrant is made known to the certifying officers by others within the appropriate entities, particularly during the period in which Forms N-CSR are being prepared, and the registrant’s disclosure controls and procedures allow timely preparation and review of the information for the registrant’s Form N-CSR and the officer certifications of such Form N-CSR.

(b)

There were no significant changes in the registrant’s internal controls that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 11. Exhibits.

(a)(1)	The Code of Ethics is not required for the semi-annual filing.

(a)(2)

A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached hereto as EX-99.CERT.

(a)(3)	Not required for semi-annual filing.

(b)	The officer certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): ING Series Fund, Inc.

By	/s/ Shaun P. Mathews
Shaun P. Mathews
President and Chief Executive Officer

Date: February 6, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Shaun P. Mathews
Shaun P. Mathews
President and Chief Executive Officer

Date: February 6, 2009

By	/s/ Todd Modic
Todd Modic
Senior Vice President and Chief Financial Officer

Date: February 6, 2009